UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSRS

  CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-04986
                                   ---------

                      FRANKLIN INVESTORS SECURITIES TRUST
                      -----------------------------------
              (Exact name of registrant as specified in charter)

                 ONE FRANKLIN PARKWAY, SAN MATEO, CA 94403-1906
             (Address of principal executive offices) (Zip code)

      MURRAY L. SIMPSON, ONE FRANKLIN PARKWAY, SAN MATEO, CA 94403-1906
      -----------------------------------------------------------------
                    (Name and address of agent for service)

Registrant's telephone number, including area
code: (650) 312-2000
      --------------

Date of fiscal year end:  10/31
                          -----

Date of reporting period: 4/30/04
                          -------

      ITEM 1. REPORTS TO STOCKHOLDERS.

                                [GRAPHIC OMITTED]

--------------------------------------------------------------------------------
                                                                  APRIL 30, 2004
--------------------------------------------------------------------------------

                                                 Franklin Convertible
                                                 Securities Fund

                                                 Franklin Equity Income Fund

                                                 Franklin Short-Intermediate
                                                 U.S. Government Securities Fund

--------------------------------------------------------------------------------
  SEMIANNUAL REPORT AND SHAREHOLDER LETTER
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
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    INVESTORS SECURITIES TRUST                   Eligible shareholders can
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--------------------------------------------------------------------------------

                                   [LOGO](R)
                            FRANKLIN(R) TEMPLETON(R)
                                  INVESTMENTS

                    Franklin  o  Templeton  o  Mutual Series

                                   FRANKLIN TEMPLETON INVESTMENTS

                                   GAIN FROM OUR PERSPECTIVE

                                   Franklin Templeton's distinct multi-manager structure combines the specialized expertise of three world-class investment management groups--Franklin, Templeton and Mutual Series.

SPECIALIZED EXPERTISE              Each of our portfolio management groups
                                   operates autonomously, relying on its own research and staying true to the unique investment disciplines that underlie its success.

                                   FRANKLIN. Founded in 1947, Franklin is a leader in tax-free investing and a driving force in fixed income investing around the globe. They also bring expertise in growth- and value-style U.S. equity investing.

                                   TEMPLETON. Founded in 1940, Templeton
                                   pioneered international investing and, in
                                   1954, launched what has become the industry's oldest global fund. Today, with research offices in over 25 countries, they offer investors the broadest global reach in the industry.

                                   MUTUAL SERIES. Founded in 1949, Mutual Series is dedicated to a unique style of value investing, searching aggressively for opportunity among undervalued stocks, arbitrage situations and distressed companies.

TRUE DIVERSIFICATION               Because our management groups work
                                   independently and adhere to distinctly
                                   different investment approaches, Franklin,
                                   Templeton and Mutual Series funds typically have a low overlap of securities. That's why our funds can be used to build truly diversified portfolios covering every major asset class.

RELIABILITY YOU CAN TRUST          At Franklin Templeton Investments, we seek to
                                   consistently provide investors with
                                   exceptional risk-adjusted returns over the long term, as well as the reliable account services that have helped us become one of the most trusted names in financial services.

--------------------------------------------------------------------------------
 MUTUAL FUNDS | RETIREMENT PLANS | 529 COLLEGE SAVINGS PLANS | SEPARATE ACCOUNTS
--------------------------------------------------------------------------------

                               [GRAPHIC OMITTED]

Not part of the semiannual report

                                    CONTENTS

SHAREHOLDER LETTER ........................................................    1

SEMIANNUAL REPORT

Franklin Convertible Securities Fund ......................................    3

Franklin Equity Income Fund ...............................................    9

Franklin Short-Intermediate U.S. Government Securities Fund ...............   16

Financial Highlights and Statements of Investments ........................   21

Financial Statements ......................................................   38

Notes to Financial Statements .............................................   43

Proxy Voting Policies and Procedures ......................................   53

--------------------------------------------------------------------------------

SEMIANNUAL REPORT

FRANKLIN CONVERTIBLE SECURITIES FUND

YOUR FUND'S GOAL AND PRIMARY INVESTMENTS: Franklin Convertible Securities Fund seeks to maximize total return consistent with reasonable risk through a portfolio of convertible securities.

--------------------------------------------------------------------------------

PORTFOLIO BREAKDOWN
Franklin Convertible Securities Fund
Based on Total Net Assets as of 4/30/04

        [PIE CHART]          Convertible Bonds ........................... 52.7%
                             Convertible Preferred Stocks ................ 44.0%
                             Short-Term Investments & Other Net Assets ...  3.3%

--------------------------------------------------------------------------------

We are pleased to bring you Franklin Convertible Securities Fund's semiannual report for the period ended April 30, 2004.

PERFORMANCE OVERVIEW

Franklin Convertible Securities Fund - Class A delivered a +12.13% cumulative total return for the six months ended April 30, 2004. The Fund outperformed its benchmark, the Goldman Sachs/Bloomberg U.S. Convertible 100 Index, which had a 5.29% total return for the same period.(1) You can find the Fund's long-term performance data in the Performance Summary beginning on page 7.

(1) Source: Standard & Poor's Micropal. The Goldman Sachs/Bloomberg U.S. Convertible 100 Index comprises 100 convertible securities designed to provide investors with an accurate, objective and reliable benchmark for the U.S. convertible market. The index is unmanaged and includes reinvested dividends. One cannot invest directly in an index, nor is an index representative of the Fund's portfolio.

THE DOLLAR VALUE, NUMBER OF SHARES OR PRINCIPAL AMOUNT, AND NAMES OF ALL PORTFOLIO HOLDINGS ARE LISTED IN THE FUND'S STATEMENT OF INVESTMENTS (SOI). THE SOI BEGINS ON PAGE 23.


                                                          Semiannual Report  | 3

ECONOMIC AND MARKET OVERVIEW

During the six months ended April 30, 2004, the U.S. economy strengthened. Driven in part by massive fiscal and economic stimuli injected into the economy last year, the second half of 2003 experienced the fastest advance in output of U.S. made goods and services in nearly 20 years. Annualized gross domestic product (GDP) rose 4.1% in fourth quarter 2003. The economy showed broad fundamental improvement as first quarter 2004 GDP increased an annualized 4.4% amid robust manufacturing activity, home buying and productivity growth. The U.S. dollar's value declined against most major currencies, particularly versus the euro, which benefited the competitive position of many products produced by U.S. companies and contributed to corporate profit improvements. Business sentiment rose in 2004 through period-end. Consumer spending, which had been constrained by slow wage growth and heavy indebtedness, rebounded by March, further supporting a solid economic recovery.

Productivity gains, shifting global manufacturing operations, raw materials shortages, and rising fuel prices, as well as U.S. political uncertainty in an election year, appeared to inhibit U.S. job growth for much of the reporting period. Monthly unemployment figures for November 2003 through April 2004 were below 6%, underscored by a significant and long-awaited rise in hiring since February.(2) In light of positive economic developments, inflation experienced an uptick by March, influenced by higher energy and commodity prices.

Domestic equity markets sustained a rally through year-end 2003, spurred by data showing robust economic growth and improving corporate balance sheets, then flattened in the first four months of 2004. Despite continued signs of improved corporate fundamentals through period-end, investors appeared cautious due to geopolitical uncertainty, escalating military activity in Iraq, and speculation about when the Federal Reserve Board might act to constrain inflation by pushing up historically low interest rates. The Standard & Poor's 500 Composite Index (S&P 500) rose 6.27% for the six months under review.(3) As economic data improved, some interest rates decreased in fall 2003. However, amid some lingering concerns about the economic recovery's strength, for a time interest rates moved within a narrow range before rising toward period-end.

INVESTMENT STRATEGY

We follow a strategy of maintaining a portfolio of BALANCED convertible securities. Convertible securities are attractive for two reasons: the opportunity to participate

(2)   Source: Bureau of Labor Statistics.

(3) Source: Standard & Poor's Micropal. The S&P 500 consists of 500 stocks chosen for market size, liquidity and industry group representation. Each stock's weight in the index is proportionate to its market value. The S&P 500 is one of the most widely used benchmarks of U.S. equity performance.


4 |  Semiannual Report
in common stocks' potential growth with relatively reduced volatility, and the potential for current income with potential downside protection from bonds. Typically we sell securities whose equity sensitivity becomes too high and no longer offers appropriate downside protection. Likewise, as securities become too bond-like -- reducing their ability to appreciate with increases in the underlying common stock -- we attempt to redeploy those assets into more balanced convertible securities and maintain the potential for the Fund's upside participation. Our experienced team of analysts searches for investment opportunities among all economic sectors, and considers a company's long-term earnings, asset value and cash flow potential, to create a broadly diversified portfolio.

MANAGER'S DISCUSSION

Investments in health care related companies contributed to the Fund's strong return during the reporting period. In particular, positions in managed care companies such as Anthem, Sierra Health Services and PacifiCare Health Systems boosted Fund performance. In addition, the Fund benefited from exposure to biotechnology companies Biogen Idec, which was created by the November 2003 merger of Biogen and IDEC Pharmaceuticals; and OSI Pharmaceuticals, whose recent announcement of positive test results for its drug Tarceva gave the company's securities a strong boost.

Improvements at some troubled companies contributed to the appreciation of those companies' securities and also helped the Fund's performance during the six months under review. For example, Reliant Energy Resources refinanced some of its debt, leading to balance sheet improvements that gave the company greater liquidity and flexibility. Meanwhile, continuing cost reductions at Ford Motor, and revenue growth combined with improving profit margins at Tyco International, contributed to earnings growth at both companies. At clothing retailer Gap, continued improvements in product assortment and operational management led to earnings and revenue growth.

The Fund benefited from relatively high natural gas prices during the period through positions in natural gas producing companies such as Chesapeake Energy and Devon Energy (Kerr-McGee bonds convertible into Devon common stock). The Fund was also helped by the performance of securities issued by security software maker Symantec and by Latin American wireless services provider NII Holdings, which operates under the Nextel brand name.

TOP FIVE PREFERRED STOCKS
Franklin Convertible Securities Fund
4/30/04

--------------------------------------------------------------------------------
COMPANY                                                               % OF TOTAL
SECTOR/INDUSTRY                                                       NET ASSETS
--------------------------------------------------------------------------------
Ford Motor Co. Capital Trust II                                             2.8%
 CONSUMER DURABLES
--------------------------------------------------------------------------------
Chesapeake Energy Corp.                                                     1.8%
 ENERGY MINERALS
--------------------------------------------------------------------------------
Kerr-McGee Corp. into Devon Energy                                          1.8%
   ENERGY MINERALS
--------------------------------------------------------------------------------
Arch Coal Inc.                                                              1.6%
   ENERGY MINERALS
--------------------------------------------------------------------------------
Prudential Financial Inc.                                                   1.6%
   FINANCE
--------------------------------------------------------------------------------

TOP FIVE BONDS
Franklin Convertible Securities Fund
4/30/04

--------------------------------------------------------------------------------
COMPANY                                                               % OF TOTAL
SECTOR/INDUSTRY                                                       NET ASSETS
--------------------------------------------------------------------------------
Gap Inc.                                                                    2.0%
 RETAIL TRADE
--------------------------------------------------------------------------------
Biogen Idec Inc.                                                            1.9%
 HEALTH TECHNOLOGY
--------------------------------------------------------------------------------
Liberty Media Corp. into Viacom                                             1.9%
 CONSUMER SERVICES
--------------------------------------------------------------------------------
NII Holdings Inc.                                                           1.8%
 COMMUNICATIONS
--------------------------------------------------------------------------------
Sierra Health Services Inc.                                                 1.7%
 HEALTH SERVICES
--------------------------------------------------------------------------------


                                                          Semiannual Report  | 5

Despite the Fund's solid return during the period, several Fund positions hindered performance. Holdings in defensive, non-cyclical positions detracted from performance, such as distribution companies Amerisource Health and Performance Food Group, and hospital company Universal Health Services. In addition, continued problems at Electronic Data Systems also detracted from Fund performance, as these securities fell in value.

Thank you for your participation in Franklin Convertible Securities Fund. We look forward to serving your future investment needs.


                        /s/ Alan E. Muschott
[PHOTO OMITTED]
                        Alan E. Muschott, CFA


                        /s/ Edward D. Perks
[PHOTO OMITTED]
                        Edward D. Perks, CFA

                        Portfolio Management Team
                        Franklin Convertible Securities Fund

THIS DISCUSSION REFLECTS OUR ANALYSIS, OPINIONS AND PORTFOLIO HOLDINGS AS OF APRIL 30, 2004, THE END OF THE REPORTING PERIOD. THE WAY WE IMPLEMENT OUR MAIN INVESTMENT STRATEGIES AND THE RESULTING PORTFOLIO HOLDINGS MAY CHANGE DEPENDING ON FACTORS SUCH AS MARKET AND ECONOMIC CONDITIONS. THESE OPINIONS MAY NOT BE RELIED UPON AS INVESTMENT ADVICE OR AN OFFER FOR A PARTICULAR SECURITY. THE INFORMATION IS NOT A COMPLETE ANALYSIS OF EVERY ASPECT OF ANY MARKET, COUNTRY, INDUSTRY, SECURITY OR THE FUND. STATEMENTS OF FACT ARE FROM SOURCES CONSIDERED RELIABLE, BUT THE ADVISOR MAKES NO REPRESENTATION OR WARRANTY AS TO THEIR COMPLETENESS OR ACCURACY. ALTHOUGH HISTORICAL PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS, THESE INSIGHTS MAY HELP YOU UNDERSTAND OUR INVESTMENT MANAGEMENT PHILOSOPHY.


6 |  Semiannual Report

PERFORMANCE SUMMARY AS OF 4/30/04

FRANKLIN CONVERTIBLE SECURITIES FUND

Your dividend income will vary depending on dividends or interest paid by securities in the Fund's portfolio, adjusted for operating expenses of each class. Capital gain distributions are net profits realized from the sale of portfolio securities. The performance table does not reflect any taxes due on Fund dividends, capital gain distributions, if any, or any realized gains on the sale of Fund shares. Total return reflects the Fund's dividend income, capital gain distributions, if any, and any unrealized gains or losses.

PRICE AND DISTRIBUTION INFORMATION

-----------------------------------------------------------------------------------------------------------------
CLASS A                                               CHANGE              4/30/04             10/31/03
-----------------------------------------------------------------------------------------------------------------
Net Asset Value (NAV)                                 +$1.36               $15.26               $13.90
-----------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS (11/1/03-4/30/04)
-----------------------------------------------------------------------------------------------------------------
Dividend Income                         $0.3088
-----------------------------------------------------------------------------------------------------------------

CLASS C                                               CHANGE              4/30/04             10/31/03
-----------------------------------------------------------------------------------------------------------------
Net Asset Value (NAV)                                 +$1.35               $15.16               $13.81
-----------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS (11/1/03-4/30/04)
-----------------------------------------------------------------------------------------------------------------
Dividend Income                         $0.2581
-----------------------------------------------------------------------------------------------------------------

PERFORMANCE

CLASS A: 5.75% MAXIMUM INITIAL SALES CHARGE; CLASS C: 1% CONTINGENT DEFERRED SALES CHARGE IN FIRST YEAR ONLY. CUMULATIVE TOTAL RETURN EXCLUDES SALES CHARGES. AVERAGE ANNUAL TOTAL RETURNS AND VALUE OF $10,000 INVESTMENT INCLUDE MAXIMUM SALES CHARGES.

-----------------------------------------------------------------------------------------------------------------
CLASS A                                   6-MONTH               1-YEAR          5-YEAR               10-YEAR
-----------------------------------------------------------------------------------------------------------------
Cumulative Total Return(1)                +12.13%              +30.43%         +66.32%              +176.63%
-----------------------------------------------------------------------------------------------------------------
Average Annual Total Return(2)             +5.67%              +22.98%          +9.40%               +10.05%
-----------------------------------------------------------------------------------------------------------------
Value of $10,000 Investment(3)           $10,567              $12,298         $15,672               $26,065
-----------------------------------------------------------------------------------------------------------------
Avg. Ann. Total Return (3/31/04)(4)                            +31.70%         +10.42%                +9.93%
-----------------------------------------------------------------------------------------------------------------
   Distribution Rate(5)                              3.70%
-----------------------------------------------------------------------------------------------------------------
   30-Day Standardized Yield(6)                      2.88%
-----------------------------------------------------------------------------------------------------------------

CLASS C                                   6-MONTH               1-YEAR          5-YEAR        INCEPTION (10/2/95)
-----------------------------------------------------------------------------------------------------------------
Cumulative Total Return(1)                +11.74%              +29.58%         +60.41%              +111.60%
-----------------------------------------------------------------------------------------------------------------
Average Annual Total Return(2)            +10.74%              +28.58%          +9.91%                +9.12%
-----------------------------------------------------------------------------------------------------------------
Value of $10,000 Investment(3)           $11,074              $12,858         $16,041               $21,160
-----------------------------------------------------------------------------------------------------------------
Avg. Ann. Total Return (3/31/04)(4)                            +37.67%         +10.91%                +9.27%
-----------------------------------------------------------------------------------------------------------------
   Distribution Rate(5)                              3.33%
-----------------------------------------------------------------------------------------------------------------
   30-Day Standardized Yield(6)                      2.30%
-----------------------------------------------------------------------------------------------------------------

PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE. ONGOING MARKET VOLATILITY CAN SIGNIFICANTLY AFFECT SHORT-TERM PERFORMANCE; MORE RECENT RETURNS MAY DIFFER FROM THOSE SHOWN. SINCE MARKETS CAN GO DOWN AS WELL AS UP, INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE WITH MARKET CONDITIONS, AND YOU MAY HAVE A GAIN OR LOSS WHEN YOU SELL YOUR SHARES.

FOR MOST RECENT MONTH-END PERFORMANCE, SEE "FUNDS AND PERFORMANCE" AT FRANKLINTEMPLETON.COM OR CALL 1-800/342-5236.


    Semiannual Report | Past performance does not guarantee future results.  | 7

ENDNOTES

THE FUND MAY INVEST IN HIGH-YIELDING, FIXED INCOME SECURITIES; HIGH YIELDS REFLECT THE HIGHER CREDIT RISK ASSOCIATED WITH THESE LOWER-RATED SECURITIES AND, IN SOME CASES, THE LOWER MARKET PRICES FOR THESE INSTRUMENTS. INTEREST RATE MOVEMENTS MAY AFFECT THE FUND'S SHARE PRICE AND YIELD. THE FUND MAY ALSO INVEST IN FOREIGN SECURITIES, WHICH INVOLVE EXPOSURE TO CURRENCY VOLATILITY AND POLITICAL, ECONOMIC AND REGULATORY UNCERTAINTY. THE FUND'S PROSPECTUS ALSO INCLUDES A DESCRIPTION OF THE MAIN INVESTMENT RISKS.

CLASS A: Prior to 8/3/98, these shares were offered at a lower initial sales charge; thus actual total returns may differ. Effective 5/1/94, the Fund implemented a Rule 12b-1 plan, which affects subsequent performance.

CLASS C: Prior to 1/1/04, these shares were offered with an initial sales charge; thus actual total returns would have differed. These shares have higher annual fees and expenses than Class A shares.

(1) Cumulative total return represents the change in value of an investment over the periods indicated and does not include a sales charge.

(2) Average annual total return represents the average annual change in value of an investment over the periods indicated and includes any current, applicable, maximum sales charge. Six-month return has not been annualized.

(3) These figures represent the value of a hypothetical $10,000 investment in the Fund over the periods indicated and include any current, applicable, maximum sales charge.

(4) In accordance with SEC rules, we provide standardized average annual total return information through the latest calendar quarter.

(5) Distribution rate is based on the sum of the respective class's last four quarterly dividends and the maximum offering price (NAV for Class C) per share on 4/30/04.

(6) Yield, calculated as required by the SEC, is based on the earnings of the Fund's portfolio for the 30 days ended 4/30/04.


8 |  Past performance does not guarantee future results. | Semiannual Report

FRANKLIN EQUITY INCOME FUND

YOUR FUND'S GOAL AND PRIMARY INVESTMENTS: Franklin Equity Income Fund seeks to maximize total return, emphasizing high, current income and capital appreciation, consistent with reasonable risk, through a portfolio of primarily equity securities with higher than average yield of the stocks in the Standard & Poor's 500 Composite Index (S&P 500).(1)

We are pleased to bring you Franklin Equity Income Fund's semiannual report covering the period ended April 30, 2004.

PERFORMANCE OVERVIEW

Franklin Equity Income Fund - Class A delivered a +8.42% cumulative total return for the six months ended April 30, 2004. The Fund outperformed its benchmark, the Russell 1000(R) Value Index, which returned 8.15%.(2) The Fund also outperformed its peers, as measured by the Lipper Equity Income Funds Objective Average, which returned 7.56% for the same period.(3) You can find the Fund's long-term performance data in the Performance Summary beginning on page 13.

ECONOMIC AND MARKET OVERVIEW

During the six months ended April 30, 2004, the U.S. economy strengthened. Driven in part by massive fiscal and economic stimuli injected into the economy last year, the second half of 2003 experienced the fastest advance in output of U.S. made goods and services in nearly 20 years. Annualized gross domestic product (GDP) rose 4.1% in fourth quarter 2003. The economy showed broad fundamental improvement as first quarter 2004 GDP increased an annualized 4.4% amid robust manufacturing activity, home buying and productivity growth. The U.S. dollar's value declined against most major currencies, particularly versus the euro, which benefited the competitive position of many products produced by U.S. companies and contributed to corporate profit improvements. Business sentiment rose in 2004 through period-end. Consumer spending, which had been constrained by slow wage growth and heavy indebtedness, rebounded by March, further supporting a solid economic recovery.

(1) The S&P 500 consists of 500 stocks chosen for market size, liquidity and industry group representation. Each stock's weight in the index is proportionate to its market value. The S&P 500 is one of the most widely used benchmarks of U.S. equity performance.

(2) Source: Standard & Poor's Micropal. The Russell 1000 Value Index is market capitalization-weighted and measures performance of those Russell 1000 Index companies with lower price-to-book ratios and lower forecasted growth values.

(3) Source: Lipper Inc. The Lipper Equity Income Funds Objective Average is an equally weighted average calculation of performance figures for all funds within the Lipper Equity Income Funds classification in the Lipper Open-End underlying funds universe investing 60% or more of their portfolios in equities. For the six-month period ended 4/30/04, there were 229 funds in this category. Lipper calculations do not include sales charges. The Fund's performance relative to the average might have differed if such charges had been considered. Past performance does not guarantee future results.

      The indexes are unmanaged and include reinvested dividends. One cannot invest directly in an index, nor is an index representative of the Fund's portfolio.

THE DOLLAR VALUE, NUMBER OF SHARES OR PRINCIPAL AMOUNT, AND NAMES OF ALL PORTFOLIO HOLDINGS ARE LISTED IN THE FUND'S STATEMENT OF INVESTMENTS (SOI). THE SOI BEGINS ON PAGE 31.


                                                          Semiannual Report  | 9

PORFOLIO BREAKDOWN
Franklin Equity Income Fund
4/30/04

Finance*                                                                   26.9%
Energy Minerals                                                            12.0%
Consumer Non-Durables                                                       8.6%
Health Technology                                                           8.1%
Producer Manufacturing                                                      7.5%
Electronic Technology                                                       6.3%
Communications                                                              6.1%
Utilities                                                                   3.4%
Process Industries                                                          3.1%
Consumer Durables                                                           2.7%
Consumer Services                                                           2.1%
Technology Services                                                         2.1%
Other                                                                       5.7%
Short-Term Investments & Other Net Assets                                   5.4%

* Significant exposure to a single sector may result in greater volatility for the Fund than a more broadly diversified portfolio.

Productivity gains, shifting global manufacturing operations, raw materials shortages, and rising fuel prices, as well as U.S. political uncertainty in an election year, appeared to inhibit U.S. job growth for much of the reporting period. Monthly unemployment figures for November 2003 through April 2004 were below 6%, underscored by a significant and long-awaited rise in hiring since February.(4) In light of positive economic developments, inflation experienced an uptick by March, influenced by higher energy and commodity prices.

Domestic equity markets sustained a rally through year-end 2003, spurred by data showing robust economic growth and improving corporate balance sheets, then flattened in the first four months of 2004. Despite continued signs of improved corporate fundamentals through period-end, investors appeared cautious due to geopolitical uncertainty, escalating military activity in Iraq, and speculation about when the Federal Reserve Board might act to constrain inflation by pushing up historically low interest rates. The S&P 500 rose 6.27% for the six months under review.(5) As economic data improved, some interest rates decreased in fall 2003. However, amid some lingering concerns about the economic recovery's strength, for a time interest rates moved within a narrow range before rising toward period-end.

INVESTMENT STRATEGY

We emphasize dividend yield in selecting stocks for the Fund because we believe that over time dividend income can contribute significantly to return. We look at the relative value of a company based on criteria such as revenues, book value and earnings potential. Then we search for high-quality companies with strong balance sheets and a distinct industry advantage. We target companies that have long track records of paying dividends that are higher than the average yield of the S&P 500, or of increasing dividends in recent years.

MANAGER'S DISCUSSION

During the six months under review, the Fund's performance benefited from holdings in several consumer non-durables stocks. Notable contributors included British American Tobacco, up 30% for the period, and Kimberly-Clark, up 25%. We selectively reduced our investments in tobacco stocks as they met price targets during the period. Our investment in retailer J.C. Penney also performed strongly. From the beginning of the reporting period until we sold it in April, the stock returned more than 53%.

The company's successful sale of its underperforming drug store operations and improvement in its profitability contributed to the stock's strong performance during the period.

(4)   Source: Bureau of Labor Statistics.

(5) Source: Standard & Poor's Micropal. See footnote 1 for a description of the S&P 500.


10 |  Semiannual Report

DIVIDEND DISTRIBUTIONS*
Franklin Equity Income Fund
11/1/03-4/30/04

--------------------------------------------------------------------------------
                                        DIVIDEND PER SHARE
                   -------------------------------------------------------------
MONTH                CLASS A         CLASS B         CLASS C          CLASS R
--------------------------------------------------------------------------------
November            3.24 cents      2.17 cents      2.13 cents      2.90 cents
--------------------------------------------------------------------------------
December            3.74 cents**    2.60 cents**    2.60 cents**    3.36 cents**
--------------------------------------------------------------------------------
January             3.24 cents      2.10 cents      2.10 cents      2.86 cents
--------------------------------------------------------------------------------
February            3.24 cents      2.10 cents      2.10 cents      2.86 cents
--------------------------------------------------------------------------------
March               3.24 cents      1.98 cents      1.98 cents      2.82 cents
--------------------------------------------------------------------------------
April               3.24 cents      1.98 cents      1.98 cents      2.82 cents
--------------------------------------------------------------------------------
TOTAL              19.94 CENTS     12.93 CENTS     12.89 CENTS     17.62 CENTS
--------------------------------------------------------------------------------

 * All Fund distributions will vary depending upon current market conditions, and past distributions are not indicative of future trends.

** Includes an additional 0.50 cent distribution to meet excise tax requirements.

TOP 10 HOLDINGS
Franklin Equity Income Fund
4/30/04

--------------------------------------------------------------------------------
COMPANY                                                               % OF TOTAL
SECTOR/INDUSTRY                                                       NET ASSETS
--------------------------------------------------------------------------------
Bank of America Corp.                                                       3.6%
 FINANCE
--------------------------------------------------------------------------------
Citigroup Inc.                                                              3.4%
 FINANCE
--------------------------------------------------------------------------------
ChevronTexaco Corp.                                                         3.2%
 ENERGY MINERALS
--------------------------------------------------------------------------------
BP PLC, ADR (U.K.)                                                          3.1%
 ENERGY MINERALS
--------------------------------------------------------------------------------
General Electric Co.                                                        3.0%
 PRODUCER MANUFACTURING
--------------------------------------------------------------------------------
Fannie Mae                                                                  2.5%
 FINANCE
--------------------------------------------------------------------------------
Shell Transport & Trading Co. PLC, ADR (U.K.)                               2.3%
 ENERGY MINERALS
--------------------------------------------------------------------------------
Washington Mutual Inc.                                                      2.0%
 FINANCE
--------------------------------------------------------------------------------
Kimberly-Clark Corp.                                                        2.0%
 CONSUMER NON-DURABLES
--------------------------------------------------------------------------------
Altria Group Inc.                                                           1.9%
 CONSUMER NON-DURABLES
--------------------------------------------------------------------------------

Favorable stock selection and an overweighted position relative to the Russell 1000 Value Index (the Index) in energy minerals stocks also helped performance. Strong performers from this group included PetroChina, which we sold by period-end, ChevronTexaco and BP PLC. Consistent with our strategy, we maintained significant investments in the energy sector due to our assessment of its attractive dividend yields, reasonable valuations and strong fundamentals of many of the world's leading companies.

Despite the Fund's solid performance during the period, some investments hindered performance. Our communications sector holdings were the weakest performers overall relative to the Index. Even with attractive free cash flow, most telephone companies' earnings were under pressure. The Fund's AT&T investment, which fell 5.5% in value during the reporting period, was especially disappointing. The telephone industry suffered in the short term from intense price competition and loss of lines. However, many stock valuations remained compelling during the period, and some of the industry's leading companies offered attractive dividend yields of 4% to 5%.

Our overweighted health technology exposure relative to the Index, specifically pharmaceutical companies, also hurt results. Our Wyeth holding declined about 13% in value due largely to liability concerns associated with a previously marketed diet drug therapy. Our research indicated that many companies were selling at decade-low valuations, and their long-term growth prospects remained favorable despite near-term pricing and patent expiration challenges. During the period, we initiated a position in GlaxoSmithKline, the world's largest pharmaceuticals company, which had many exciting potential new drugs in the pipeline and offered a dividend yield in excess of 3%.


                                                         Semiannual Report  | 11

Weak stock selection in the finance sector also detracted from relative performance during the period. Our underweighted position compared with the Index helped relative results; however, our investments among insurance companies and savings banks lagged. Washington Mutual, the nation's largest savings bank, fell 8% in value during the six months under review. We remained underweighted in the sector largely due to our concerns about the potential impact on profitability for many financial companies if interest rates rise meaningfully.

At period-end, consistent with our investment strategy, our investment attention was focused on stocks of companies we believed were selling at bargain prices and offered attractive dividend yields and/or the prospects for increasing dividends. These would include "fallen angel" growth companies that have suffered short-term setbacks and sharp price declines, in sectors such as health technology and cyclical companies within the process industries or producer manufacturing sectors. Conversely, we were generally underweighted during the reporting period in interest-rate sensitive sectors such as utilities and finance.

Thank you for your participation in Franklin Equity Income Fund. We look forward to serving your future investment needs.


                        /s/ Frank M. Felicelli
[PHOTO OMITTED]
                        Frank M. Felicelli, CFA


                        /s/ Derek M. Taner
[PHOTO OMITTED]
                        Derek M. Taner, CFA

                        Portfolio Management Team
                        Franklin Equity Income Fund

THIS DISCUSSION REFLECTS OUR ANALYSIS, OPINIONS AND PORTFOLIO HOLDINGS AS OF APRIL 30, 2004, THE END OF THE REPORTING PERIOD. THE WAY WE IMPLEMENT OUR MAIN INVESTMENT STRATEGIES AND THE RESULTING PORTFOLIO HOLDINGS MAY CHANGE DEPENDING ON FACTORS SUCH AS MARKET AND ECONOMIC CONDITIONS. THESE OPINIONS MAY NOT BE RELIED UPON AS INVESTMENT ADVICE OR AN OFFER FOR A PARTICULAR SECURITY. THE INFORMATION IS NOT A COMPLETE ANALYSIS OF EVERY ASPECT OF ANY MARKET, COUNTRY, INDUSTRY, SECURITY OR THE FUND. STATEMENTS OF FACT ARE FROM SOURCES CONSIDERED RELIABLE, BUT THE ADVISOR MAKES NO REPRESENTATION OR WARRANTY AS TO THEIR COMPLETENESS OR ACCURACY. ALTHOUGH HISTORICAL PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS, THESE INSIGHTS MAY HELP YOU UNDERSTAND OUR INVESTMENT MANAGEMENT PHILOSOPHY.


12 |  Semiannual Report

PERFORMANCE SUMMARY AS OF 4/30/04

FRANKLIN EQUITY INCOME FUND

Your dividend income will vary depending on dividends or interest paid by securities in the Fund's portfolio, adjusted for operating expenses of each class. Capital gain distributions are net profits realized from the sale of portfolio securities. The performance table does not reflect any taxes due on Fund dividends, capital gain distributions, if any, or any realized gains on the sale of Fund shares. Total return reflects the Fund's dividend income, capital gain distributions, if any, and any unrealized gains or losses.

PRICE AND DISTRIBUTION INFORMATION

-------------------------------------------------------------------------------------------------
CLASS A                                               CHANGE           4/30/04         10/31/03
-------------------------------------------------------------------------------------------------
Net Asset Value (NAV)                                 +$1.31            $19.15           $17.84
-------------------------------------------------------------------------------------------------
DISTRIBUTIONS (11/1/03-4/30/04)
-------------------------------------------------------------------------------------------------
Dividend Income                       $0.1994
-------------------------------------------------------------------------------------------------

CLASS B                                               CHANGE           4/30/04         10/31/03
-------------------------------------------------------------------------------------------------
Net Asset Value (NAV)                                 +$1.31            $19.07           $17.76
-------------------------------------------------------------------------------------------------
DISTRIBUTIONS (11/1/03-4/30/04)
-------------------------------------------------------------------------------------------------
Dividend Income                       $0.1293
-------------------------------------------------------------------------------------------------

CLASS C                                               CHANGE           4/30/04         10/31/03
-------------------------------------------------------------------------------------------------
Net Asset Value (NAV)                                 +$1.31            $19.08           $17.77
-------------------------------------------------------------------------------------------------
DISTRIBUTIONS (11/1/03-4/30/04)
-------------------------------------------------------------------------------------------------
Dividend Income                       $0.1289
-------------------------------------------------------------------------------------------------

CLASS R                                               CHANGE           4/30/04         10/31/03
-------------------------------------------------------------------------------------------------
Net Asset Value (NAV)                                 +$1.31            $19.16           $17.85
-------------------------------------------------------------------------------------------------
DISTRIBUTIONS (11/1/03-4/30/04)
-------------------------------------------------------------------------------------------------
Dividend Income                       $0.1762
-------------------------------------------------------------------------------------------------


   Semiannual Report | Past performance does not guarantee future results.  | 13

PERFORMANCE

CLASS A: 5.75% MAXIMUM INITIAL SALES CHARGE; CLASS B: CONTINGENT DEFERRED SALES CHARGE (CDSC) DECLINING FROM 4% TO 1% OVER SIX YEARS, AND ELIMINATED THEREAFTER; CLASS C: 1% CDSC IN FIRST YEAR ONLY; CLASS R: 1% CDSC FOR FIRST 18 MONTHS ONLY. CUMULATIVE TOTAL RETURN EXCLUDES SALES CHARGES. AVERAGE ANNUAL TOTAL RETURNS AND VALUE OF $10,000 INVESTMENT INCLUDE MAXIMUM SALES CHARGES.

-----------------------------------------------------------------------------------------------------------------
CLASS A                                 6-MONTH                   1-YEAR          5-YEAR           10-YEAR
-----------------------------------------------------------------------------------------------------------------
Cumulative Total Return(1)               +8.42%                  +26.06%         +18.90%          +150.11%
-----------------------------------------------------------------------------------------------------------------
Average Annual Total Return(2)           +2.18%                  +18.79%          +2.31%            +8.95%
-----------------------------------------------------------------------------------------------------------------
Value of $10,000 Investment(3)         $10,218                  $11,879         $11,208           $23,571
-----------------------------------------------------------------------------------------------------------------
Avg. Ann. Total Return (3/31/04)(4)                              +29.54%          +4.16%            +9.18%
-----------------------------------------------------------------------------------------------------------------
   Distribution Rate(5)                             1.91%
-----------------------------------------------------------------------------------------------------------------
   30-Day Standardized Yield(6)                     2.03%
-----------------------------------------------------------------------------------------------------------------

CLASS B                                 6-MONTH                   1-YEAR          5-YEAR      INCEPTION (1/1/99)
-----------------------------------------------------------------------------------------------------------------
Cumulative Total Return(1)               +8.06%                  +25.14%         +14.39%           +20.25%
-----------------------------------------------------------------------------------------------------------------
Average Annual Total Return(2)           +4.06%                  +21.14%          +2.38%            +3.36%
-----------------------------------------------------------------------------------------------------------------
Value of $10,000 Investment(3)         $10,406                  $12,114         $11,250           $11,926
-----------------------------------------------------------------------------------------------------------------
Avg. Ann. Total Return (3/31/04)(4)                              +32.48%          +4.25%            +3.69%
-----------------------------------------------------------------------------------------------------------------
   Distribution Rate(5)                             1.25%
-----------------------------------------------------------------------------------------------------------------
   30-Day Standardized Yield(6)                     1.40%
-----------------------------------------------------------------------------------------------------------------

CLASS C                                 6-MONTH                   1-YEAR          5-YEAR      INCEPTION (10/2/95)
-----------------------------------------------------------------------------------------------------------------
Cumulative Total Return(1)               +8.05%                  +25.10%         +14.51%           +92.00%
-----------------------------------------------------------------------------------------------------------------
Average Annual Total Return(2)           +7.05%                  +24.10%          +2.75%            +7.90%
-----------------------------------------------------------------------------------------------------------------
Value of $10,000 Investment(3)         $10,705                  $12,410         $11,451           $19,200
-----------------------------------------------------------------------------------------------------------------
Avg. Ann. Total Return (3/31/04)(4)                              +35.42%          +4.61%            +8.15%
-----------------------------------------------------------------------------------------------------------------
   Distribution Rate(5)                             1.25%
-----------------------------------------------------------------------------------------------------------------
   30-Day Standardized Yield(6)                     1.40%
-----------------------------------------------------------------------------------------------------------------

CLASS R                                                          6-MONTH          1-YEAR      INCEPTION (8/1/02)
-----------------------------------------------------------------------------------------------------------------
Cumulative Total Return(1)                                        +8.28%         +25.68%           +22.93%
-----------------------------------------------------------------------------------------------------------------
Average Annual Total Return(2)                                    +7.28%         +24.68%           +12.56%
-----------------------------------------------------------------------------------------------------------------
Value of $10,000 Investment(3)                                  $10,728         $12,468           $12,293
-----------------------------------------------------------------------------------------------------------------
Avg. Ann. Total Return (3/31/04)(4)                                              +36.16%           +14.18%
-----------------------------------------------------------------------------------------------------------------
   Distribution Rate(5)                            1.77%
-----------------------------------------------------------------------------------------------------------------
   30-Day Standardized Yield(6)                    1.90%
-----------------------------------------------------------------------------------------------------------------

PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE. ONGOING MARKET VOLATILITY CAN SIGNIFICANTLY AFFECT SHORT-TERM PERFORMANCE; MORE RECENT RETURNS MAY DIFFER FROM THOSE SHOWN. SINCE MARKETS CAN GO DOWN AS WELL AS UP, INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE WITH MARKET CONDITIONS, AND YOU MAY HAVE A GAIN OR LOSS WHEN YOU SELL YOUR SHARES.

FOR MOST RECENT MONTH-END PERFORMANCE, SEE "FUNDS AND PERFORMANCE" AT FRANKLINTEMPLETON.COM OR CALL 1-800/342-5236.


14 |  Past performance does not guarantee future results. | Semiannual Report

ENDNOTES

CLASS A: Prior to 8/3/98, these shares were offered at a lower initial sales charge; thus actual total returns may differ. Effective 5/1/94, the Fund implemented a Rule 12b-1 plan, which affects subsequent performance.

CLASS B: These shares have higher annual fees and expenses than Class A shares.

CLASS C: Prior to 1/1/04, these shares were offered with an initial sales charge; thus actual total returns would have differed. These shares have higher annual fees and expenses than Class A shares.

CLASS R: Shares are available to certain eligible investors as described in the prospectus. These shares have higher annual fees and expenses than Class A shares.

(1) Cumulative total return represents the change in value of an investment over the periods indicated and does not include a sales charge.

(2) Average annual total return represents the average annual change in value of an investment over the periods indicated and includes any current, applicable, maximum sales charge. Six-month return has not been annualized.

(3) These figures represent the value of a hypothetical $10,000 investment in the Fund over the periods indicated and include any current, applicable, maximum sales charge.

(4) In accordance with SEC rules, we provide standardized average annual total return information through the latest calendar quarter.

(5) Distribution rate is based on an annualization of the respective class's April dividend and the maximum offering price (NAV for Classes B, C and R) per share on 4/30/04.

(6) Yield, calculated as required by the SEC, is based on the earnings of the Fund's portfolio for the 30 days ended 4/30/04.


   Semiannual Report | Past performance does not guarantee future results.  | 15

FRANKLIN SHORT-INTERMEDIATE
U.S. GOVERNMENT SECURITIES FUND

YOUR FUND'S GOAL AND PRIMARY INVESTMENTS: Franklin Short-Intermediate U.S. Government Securities Fund seeks to provide investors with a high level of current income as is consistent with prudent investing, while seeking to preserve shareholders' capital, by investing primarily in U.S. government and government agency securities and striving to maintain a dollar-weighted average maturity of approximately two to five years.(1)

--------------------------------------------------------------------------------

PORTFOLIO BREAKDOWN
Franklin Short-Intermediate U.S. Government Securities Fund
Based on Total Net Assets as of 4/30/04

                             Agency Bonds ................................ 41.4%
        [PIE CHART]          Mortgage-Backed Securities .................. 39.3%
                             Treasury Note ............................... 17.8%
                             Short-Term Investments & Other Net Assets ...  1.5%

--------------------------------------------------------------------------------

This semiannual report for Franklin Short-Intermediate U.S. Government Securities Fund covers the period ended April 30, 2004.

PERFORMANCE OVERVIEW

Franklin Short-Intermediate U.S. Government Securities Fund - Class A delivered a +0.58% cumulative total return for the six months ended April 30, 2004. The Fund outperformed its benchmark, the Lehman Brothers Short U.S. Treasury 1-5 Year Index, which returned 0.54% over the same period.(2) You can find the Fund's long-term performance data in the Performance Summary beginning on page 19.

(1) In determining a security's maturity for the purposes of calculating the Fund's average maturity, an estimate of the average time for its principal to be paid may be used.

(2) Source: Standard & Poor's Micropal. The Lehman Brothers Short U.S. Treasury 1-5 Year Index includes U.S. Treasury securities. The index excludes all U.S. Treasury bills, flower bonds, targeted investor notes
      (TINs), and state and local government series (SLGs). All issues included must have one to five years to final maturity and must be rated investment grade (Baa3 or better) by Moody's Investors Service. They must also be dollar-denominated and non-convertible. Total return includes price appreciation/depreciation and income as a percentage of the original investment. The total return index is rebalanced monthly by market capitalization. The index is unmanaged. One cannot invest directly in an index, nor is an index representative of the Fund's portfolio.

THE DOLLAR VALUE, NUMBER OF SHARES OR PRINCIPAL AMOUNT, AND NAMES OF ALL PORTFOLIO HOLDINGS ARE LISTED IN THE FUND'S STATEMENT OF INVESTMENTS (SOI). THE SOI BEGINS ON PAGE 36.


16 |  Semiannual Report

DIVIDEND DISTRIBUTIONS*
Franklin Short-Intermediate U.S. Government Securities Fund
11/1/03-4/30/04

--------------------------------------------------------------------------------
                                                          DIVIDEND PER SHARE
                                                    ----------------------------
MONTH                                                 CLASS A      ADVISOR CLASS
--------------------------------------------------------------------------------
November                                             2.85 cents      2.94 cents
--------------------------------------------------------------------------------
December                                             2.85 cents      2.93 cents
--------------------------------------------------------------------------------
January                                              2.85 cents      2.93 cents
--------------------------------------------------------------------------------
February                                             3.20 cents      3.28 cents
--------------------------------------------------------------------------------
March                                                3.20 cents      3.29 cents
--------------------------------------------------------------------------------
April                                                3.20 cents      3.29 cents
--------------------------------------------------------------------------------
TOTAL                                               18.15 CENTS     18.66 CENTS
--------------------------------------------------------------------------------

* Assumes shares were purchased and held for the entire accrual period. Since dividends accrue daily, your actual distributions will vary depending on the date you purchased your shares and any account activity. All Fund distributions will vary depending upon current market conditions, and past distributions are not indicative of future trends.

ECONOMIC AND MARKET OVERVIEW

For much of the six-month reporting period, many market analysts discussed the employment picture because job creation was slower than expected. However, job growth rose during March and April, as nonfarm payrolls added 625,000 jobs.(3) This important factor was one of many that helped lead to an interest rate rise over the period, and 2-, 3-, 5- and 10-year Treasury yields were up 46, 50, 36 and 20 basis points (100 basis points equal one percent), respectively.

Still, interest rates remained historically low. Relatively lower interest rates benefited consumers in the form of reduced mortgage refinancing and transaction costs during the period. This, combined with personal income tax reductions, helped improve consumers' net worths and spending ability, which supported economic growth.

Increases in business spending also helped economic growth. After having been largely absent since the end of 2000, business spending posted strong results for the final quarter of 2003 and the first quarter of 2004. Nonresidential investment spending rose at an annual rate of 5.8% in the first quarter of 2004.(4) Additionally, nonfarm productivity grew an annualized 3.8% in the first quarter of 2004, which helped businesses generate more goods and services without substantially raising inflation.(3)

Although higher energy prices contributed to inflation, the core Consumer Price Index, which excludes food and energy, rose 1.8% for the year ended April 30, 2004. Expected inflation is a key determinant of interest rates, and the inflation increase helped contribute somewhat to the overall interest rate rise during the period.

(3)   Source: Bureau of Labor Statistics.

(4)   Source: Bureau of Economic Analysis.


                                                         Semiannual Report  | 17

INVESTMENT STRATEGY

We seek to maintain the portfolio's weighted average life between two and five years. We invest primarily in short- to intermediate-term securities guaranteed by the U.S. government, its agencies and instrumentalities.(5) Our portfolio emphasizes mortgage-backed bonds and agency debentures, while also diversifying across components of the U.S. Treasury sector. We analyze securities using proprietary and non-proprietary research to help identify attractive investment opportunities.

MANAGER'S DISCUSSION

In the mortgage-backed securities sector, we used our research to uncover areas of the markets where we thought mortgage risk may have offered value, looking across the coupon spectrum. As always, we looked through the universe of government and agency bonds to find valuations we considered attractive. During the six months under review, we found investment opportunities outside the U.S. Treasury sector, in agency mortgage-backed securities and agency debentures. Favorable fundamentals and relatively strong historical risk-adjusted returns for these sectors drove our allocation decisions.

Thank you for your participation in Franklin Short-Intermediate U.S. Government Securities Fund. We look forward to serving your future investment needs.


                     /s/ Roger A. Bayston
[PHOTO OMITTED]
                     Roger A. Bayston
                     Portfolio Manager
                     Franklin Short-Intermediate U.S. Government Securities Fund

(5) U.S. government securities owned by the Fund, but not shares of the Fund, are guaranteed by the U.S. government as to timely payment of principal and interest. Although U.S. government sponsored entities may be chartered or sponsored by acts of Congress, their securities are neither insured nor guaranteed by the U.S. Treasury. Please refer to the Fund's prospectus for a detailed discussion regarding various levels of credit support. The Fund's yield and share price are not guaranteed and will vary with market conditions.

THIS DISCUSSION REFLECTS OUR ANALYSIS, OPINIONS AND PORTFOLIO HOLDINGS AS OF APRIL 30, 2004, THE END OF THE REPORTING PERIOD. THE WAY WE IMPLEMENT OUR MAIN INVESTMENT STRATEGIES AND THE RESULTING PORTFOLIO HOLDINGS MAY CHANGE DEPENDING ON FACTORS SUCH AS MARKET AND ECONOMIC CONDITIONS. THESE OPINIONS MAY NOT BE RELIED UPON AS INVESTMENT ADVICE OR AN OFFER FOR A PARTICULAR SECURITY. THE INFORMATION IS NOT A COMPLETE ANALYSIS OF EVERY ASPECT OF ANY MARKET, COUNTRY, INDUSTRY, SECURITY OR THE FUND. STATEMENTS OF FACT ARE FROM SOURCES CONSIDERED RELIABLE, BUT THE ADVISOR MAKES NO REPRESENTATION OR WARRANTY AS TO THEIR COMPLETENESS OR ACCURACY. ALTHOUGH HISTORICAL PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS, THESE INSIGHTS MAY HELP YOU UNDERSTAND OUR INVESTMENT MANAGEMENT PHILOSOPHY.


18 |  Semiannual Report

PERFORMANCE SUMMARY AS OF 4/30/04

FRANKLIN SHORT-INTERMEDIATE U.S. GOVERNMENT SECURITIES FUND

Your dividend income will vary depending on dividends or interest paid by securities in the Fund's portfolio, adjusted for operating expenses of each class. Capital gain distributions are net profits realized from the sale of portfolio securities. The performance table does not reflect any taxes due on Fund dividends, capital gain distributions, if any, or any realized gains on the sale of Fund shares. Total return reflects the Fund's dividend income, capital gain distributions, if any, and any unrealized gains or losses.

PRICE AND DISTRIBUTION INFORMATION

---------------------------------------------------------------------------------------------------------
CLASS A                                               CHANGE           4/30/04         10/31/03
---------------------------------------------------------------------------------------------------------
Net Asset Value (NAV)                                 -$0.12            $10.25           $10.37
---------------------------------------------------------------------------------------------------------
DISTRIBUTIONS (11/1/03-4/30/04)
---------------------------------------------------------------------------------------------------------
Dividend Income                       $0.1815
---------------------------------------------------------------------------------------------------------

ADVISOR CLASS                                         CHANGE           4/30/04         10/31/03
---------------------------------------------------------------------------------------------------------
Net Asset Value (NAV)                                 -$0.12            $10.24           $10.36
---------------------------------------------------------------------------------------------------------
DISTRIBUTIONS (11/1/03-4/30/04)
---------------------------------------------------------------------------------------------------------
Dividend Income                       $0.1866
---------------------------------------------------------------------------------------------------------

PERFORMANCE

CLASS A: 2.25% MAXIMUM INITIAL SALES CHARGE. CUMULATIVE TOTAL RETURN EXCLUDES SALES CHARGES. AVERAGE ANNUAL TOTAL RETURNS INCLUDE MAXIMUM SALES CHARGES.

------------------------------------------------------------------------------------------------------------------
CLASS A                                    6-MONTH                    1-YEAR             5-YEAR           10-YEAR
------------------------------------------------------------------------------------------------------------------
Cumulative Total Return(1)                  +0.58%                    +0.46%            +27.52%           +67.92%
------------------------------------------------------------------------------------------------------------------
Average Annual Total Return(2)              -1.69%                    -1.77%             +4.50%            +5.08%
------------------------------------------------------------------------------------------------------------------
Avg. Ann. Total Return (3/31/04)(3)                                   +0.15%             +4.88%            +5.16%
------------------------------------------------------------------------------------------------------------------
   Distribution Rate(4)                                   3.66%
------------------------------------------------------------------------------------------------------------------
   30-Day Standardized Yield(5)                           2.25%
------------------------------------------------------------------------------------------------------------------

ADVISOR CLASS(6)                           6-MONTH                    1-YEAR             5-YEAR           10-YEAR
------------------------------------------------------------------------------------------------------------------
Cumulative Total Return(1)                  +0.63%                    +0.56%            +28.15%           +69.07%
------------------------------------------------------------------------------------------------------------------
Average Annual Total Return(2)              +0.63%                    +0.56%             +5.09%            +5.39%
------------------------------------------------------------------------------------------------------------------
Avg. Ann. Total Return (3/31/04)(3)                                   +2.53%             +5.47%            +5.48%
------------------------------------------------------------------------------------------------------------------
   Distribution Rate(4)                                   3.86%
------------------------------------------------------------------------------------------------------------------
   30-Day Standardized Yield(5)                           2.40%
------------------------------------------------------------------------------------------------------------------

PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE. ONGOING MARKET VOLATILITY CAN SIGNIFICANTLY AFFECT SHORT-TERM PERFORMANCE; MORE RECENT RETURNS MAY DIFFER FROM THOSE SHOWN. SINCE MARKETS CAN GO DOWN AS WELL AS UP, INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE WITH MARKET CONDITIONS, AND YOU MAY HAVE A GAIN OR LOSS WHEN YOU SELL YOUR SHARES.

FOR MOST RECENT MONTH-END PERFORMANCE, SEE "FUNDS AND PERFORMANCE" AT FRANKLINTEMPLETON.COM OR CALL 1-800/342-5236.


   Semiannual Report | Past performance does not guarantee future results.  | 19

ENDNOTES

THE FUND'S YIELD AND SHARE PRICE ARE NOT GUARANTEED AND WILL VARY WITH MARKET CONDITIONS, INTEREST RATE MOVEMENTS AND UNSCHEDULED MORTGAGE PREPAYMENTS. SECURITIES OWNED BY THE FUND, BUT NOT SHARES OF THE FUND, ARE GUARANTEED BY THE U.S. GOVERNMENT, ITS AGENCIES OR INSTRUMENTALITIES AS TO TIMELY PAYMENT OF PRINCIPAL AND INTEREST. THE FUND'S PROSPECTUS ALSO INCLUDES A DESCRIPTION OF THE MAIN INVESTMENT RISKS.

CLASS A: Effective 5/1/94, the Fund implemented a Rule 12b-1 plan, which affects subsequent performance.

ADVISOR CLASS:    Shares are available to certain eligible investors as
                  described in the prospectus.

(1) Cumulative total return represents the change in value of an investment over the periods indicated and does not include a sales charge.

(2) Average annual total return represents the average annual change in value of an investment over the periods indicated and includes any applicable maximum sales charge. Six-month return has not been annualized.

(3) In accordance with SEC rules, we provide standardized average annual total return information through the latest calendar quarter.

(4) Distribution rate is based on an annualization of the respective class's April dividend and the maximum offering price (NAV for Advisor Class) per share on 4/30/04.

(5) Yield, calculated as required by the SEC, is based on the earnings of the Fund's portfolio for the 30 days ended 4/30/04.

(6) Effective 1/2/97, the Fund began offering Advisor Class shares, which do not have sales charges or a Rule 12b-1 plan. Performance quotations for this class reflect the following methods of calculation: (a) For periods prior to 1/2/97, a restated figure is used based upon the Fund's Class A performance, excluding the effect of Class A's maximum initial sales charge, but reflecting the effect of the Class A Rule 12b-1 fees; and (b) for periods after 1/1/97, actual Advisor Class performance is used reflecting all charges and fees applicable to that class. Since 1/2/97 (commencement of sales), the cumulative and average annual total returns of Advisor Class shares were +45.61% and +5.26%.


20 |  Past performance does not guarantee future results. | Semiannual Report

FRANKLIN INVESTORS SECURITIES TRUST

FINANCIAL HIGHLIGHTS

FRANKLIN CONVERTIBLE SECURITIES FUND

                                                -----------------------------------------------------------------------------------
                                                SIX MONTHS ENDED
                                                 APRIL 30, 2004                              YEAR ENDED OCTOBER 31,
CLASS A                                            (UNAUDITED)          2003         2002            2001         2000         1999
                                                -----------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the period)

Net asset value, beginning of period ......         $  13.90        $  10.87     $  13.07        $  15.93     $  12.75     $  11.75
                                                -----------------------------------------------------------------------------------
Income from investment operations:

 Net investment income(a) .................              .26             .56         .69(d)           .76          .75          .61

 Net realized and unrealized gains (losses)             1.42            2.97      (2.14)(d)         (2.12)        3.08         1.03
                                                -----------------------------------------------------------------------------------

Total from investment operations ..........             1.68            3.53        (1.45)          (1.36)        3.83         1.64
                                                -----------------------------------------------------------------------------------

Less distributions from:

 Net investment income ....................             (.31)           (.50)        (.75)           (.83)        (.65)        (.64)

 Net realized gains .......................               --              --           --            (.67)          --           --
                                                -----------------------------------------------------------------------------------

Total distributions .......................             (.31)           (.50)        (.75)          (1.50)        (.65)        (.64)
                                                -----------------------------------------------------------------------------------

Net asset value, end of period ............         $  15.27        $  13.90     $  10.87        $  13.07     $  15.93     $  12.75
                                                ===================================================================================

Total return(b) ...........................            12.13%          33.10%      (11.74)%         (9.15)%      30.51%       14.25%

RATIOS/SUPPLEMENTAL DATA

Net assets, end of period (000's) .........         $365,337        $294,987     $168,040        $169,659     $159,130     $129,908

Ratios to average net assets:

 Expenses .................................              .92%(c)         .98%        1.00%           1.00%        1.05%        1.05%

 Net investment income ....................             3.52%(c)        4.49%        5.45%(d)        5.26%        4.92%        4.92%

Portfolio turnover rate ...................            15.14%          49.90%       91.25%         163.07%      177.02%      147.75%

(a)   Based on average daily shares outstanding.

(b) Total return does not reflect sales commissions or the contingent deferred sales charge, and is not annualized for periods less than one year.

(c)   Annualized.

(d) Effective November 1, 2001, the Fund adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing all premium and discount on fixed-income securities, as required. The effect of this change was as follows:

      Net investment income per share ...............................   $(.017)
      Net realized and unrealized gains (losses) per share ..........     .017
      Ratio of net investment income to average net assets ..........    (.14)%

      Per share data and ratios for prior periods have not been restated to reflect this change in accounting policy.


                                                         Semiannual Report  | 21

FRANKLIN INVESTORS SECURITIES TRUST

FRANKLIN CONVERTIBLE SECURITIES FUND (CONTINUED)

                                                 -----------------------------------------------------------------------------------
                                                  SIX MONTHS ENDED
                                                   APRIL 30, 2004                           YEAR ENDED OCTOBER 31,
CLASS C                                              (UNAUDITED)        2003         2002            2001         2000         1999
                                                 ----------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the period)

Net asset value, beginning of period ..........      $  13.81       $  10.82     $  13.01        $  15.86     $  12.70     $  11.70
                                                 ----------------------------------------------------------------------------------
Income from investment operations:

 Net investment income(a) .....................           .21            .46         .60(d)           .66          .64          .51

 Net realized and unrealized gains (losses) ...          1.40           2.96       (2.13)(d)        (2.12)        3.06         1.04
                                                 ----------------------------------------------------------------------------------

Total from investment operations ..............          1.61           3.42        (1.53)          (1.46)        3.70         1.55
                                                 ----------------------------------------------------------------------------------
Less distributions from:

 Net investment income ........................          (.26)          (.43)        (.66)           (.72)        (.54)        (.55)

 Net realized gains ...........................            --             --           --            (.67)          --           --
                                                 ----------------------------------------------------------------------------------

Total distributions ...........................          (.26)          (.43)        (.66)          (1.39)        (.54)        (.55)
                                                 -----------------------------------------------------------------------------------

Net asset value, end of period ................      $  15.16       $  13.81     $  10.82        $  13.01     $  15.86     $  12.70
                                                 ==================================================================================

Total return(b) ...............................         11.74%         32.08%      (12.35)%         (9.82)%      29.54%       13.48%

RATIOS/SUPPLEMENTAL DATA

Net assets, end of period (000's) .............      $140,832       $106,719     $ 55,759        $ 46,861     $ 35,525     $ 29,148

Ratios to average net assets:

 Expenses .....................................          1.67%(c)       1.75%        1.72%           1.75%        1.77%        1.80%

 Net investment income ........................          2.77%(c)       3.72%        4.73%(d)        4.55%        4.21%        4.16%

Portfolio turnover rate .......................         15.14%         49.90%       91.25%         163.07%      177.02%      147.75%

(a)   Based on average daily shares outstanding.

(b) Total return does not reflect the contingent deferred sales charge, and is not annualized for periods less than one year.

(c)   Annualized.

(d) Effective November 1, 2001, the Fund adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing all premium and discount on fixed-income securities, as required. The effect of this change was as follows:

      Net investment income per share ...............................   $(.017)
      Net realized and unrealized gains (losses) per share ..........     .017
      Ratio of net investment income to average net assets ..........    (.14)%

      Per share data and ratios for prior periods have not been restated to reflect this change in accounting policy.


22 |  See notes to financial statements. | Semiannual Report

FRANKLIN INVESTORS SECURITIES TRUST

STATEMENT OF INVESTMENTS, APRIL 30, 2004 (UNAUDITED)

-------------------------------------------------------------------------------------------------------------------------------
FRANKLIN CONVERTIBLE SECURITIES FUND                                                                  SHARES           VALUE
-------------------------------------------------------------------------------------------------------------------------------
CONVERTIBLE PREFERRED STOCKS 44.0%
COMMERCIAL SERVICES .7%
Interpublic Group of Cos. Inc., 5.375%, cvt. pfd. ......................................              65,000        $ 3,740,100
                                                                                                                    -----------

COMMUNICATIONS .9%
ALLTEL Corp., 7.75%, cvt. pfd. .........................................................              90,000          4,486,500
                                                                                                                    -----------

CONSUMER DURABLES 4.3%
Ford Motor Co. Capital Trust II, 6.50%, cvt. pfd. ......................................             255,000         14,390,125
General Motors Corp., 6.25%, cvt. pfd. .................................................             235,000          7,162,800
                                                                                                                    -----------
                                                                                                                     21,552,925
                                                                                                                    -----------

CONSUMER NON-DURABLES 1.2%
Constellation Brands Inc., 5.75%, cvt. pfd. ............................................             191,800          5,921,825
                                                                                                                    -----------
CONSUMER SERVICES 2.3%
Cendant Corp., 7.75%, cvt. pfd. ........................................................             120,000          5,976,000
Six Flags Inc., 7.25%, cvt. pfd. .......................................................             250,000          5,800,000
                                                                                                                    -----------
                                                                                                                     11,776,000
                                                                                                                    -----------

DISTRIBUTION SERVICES .8%
McKesson Financing Trust, 5.00%, cvt. pfd. .............................................              75,000          3,937,500
                                                                                                                    -----------

ELECTRONIC TECHNOLOGY 2.5%
Northrop Grumman, 7.00%, cvt. pfd., B ..................................................              40,000          5,090,000
Raytheon Co., 8.25%, cvt. pfd. .........................................................              75,000          3,861,000
Solectron Corp., 7.25%, cvt. pfd. ......................................................             273,000          3,944,850
                                                                                                                    -----------
                                                                                                                     12,895,850
                                                                                                                    -----------

ENERGY MINERALS 5.2%
Arch Coal Inc., 5.00%, cvt. pfd. .......................................................             100,000          8,261,000
Chesapeake Energy Corp., 6.75%, cvt. pfd. ..............................................              20,000          1,827,500
Chesapeake Energy Corp., 6.75%, cvt. pfd., 144A ........................................              80,000          7,310,000
Kerr-McGee Corp. into Devon Energy, 5.50%, cvt. pfd. ...................................             170,000          8,925,000
                                                                                                                    -----------
                                                                                                                     26,323,500
                                                                                                                    -----------

FINANCE 12.2%
Capital One Financial, 6.25%, cvt. pfd. ................................................             100,000          4,962,500
Chubb Corp., 7.00%, cvt. pfd. ..........................................................             150,000          4,200,000
Commerce Capital Trust II, 5.95%, cvt. pfd. ............................................             115,000          7,316,875
Hartford Financial Service Group Inc., 6.00%, cvt. pfd. ................................              75,000          4,473,750
PMI Group Inc., 5.875%, cvt. pfd. ......................................................             270,000          7,497,900
Prudential Financial Inc., 6.75%, cvt. pfd. ............................................             120,700          8,150,871
Travelers Property Casualty Corp., junior sub. note, 4.50%, cvt. pfd. ..................             300,000          7,389,000
Unumprovident Corp., 8.25%, cvt. pfd. ..................................................             150,000          4,986,975
Washington Mutual Inc., 5.375%, cvt. pfd. ..............................................              20,000          1,110,000
Washington Mutual Capital Trust I, 5.375%, cvt. pfd., 144A .............................              60,000          3,330,000
XL Capital Ltd., 6.50%, cvt. pfd. ......................................................             320,000          8,130,560
                                                                                                                    -----------
                                                                                                                     61,548,431
                                                                                                                    -----------

HEALTH SERVICES 1.4%
Anthem Inc., 6.00%, cvt. pfd. ..........................................................              70,000          7,233,800
                                                                                                                    -----------


                                                         Semiannual Report  | 23

FRANKLIN INVESTORS SECURITIES TRUST

   -------------------------------------------------------------------------------------------------------------------------
   FRANKLIN CONVERTIBLE SECURITIES FUND                                                              SHARES         VALUE
   -------------------------------------------------------------------------------------------------------------------------
   CONVERTIBLE PREFERRED STOCKS (CONT.)
   INDUSTRIAL SERVICES 2.0%
   Allied Waste Industries Inc., 6.25%, cvt. pfd. ......................................             107,500    $  7,471,250
   Williams Cos. Inc., 5.50%, cvt. pfd.., 144A ..........................................             41,000       2,741,875
                                                                                                                ------------
                                                                                                                  10,213,125
                                                                                                                ------------

   PROCESS INDUSTRIES 2.3%
   International Paper Co., 5.25%, cvt. pfd. ...........................................              75,000       3,815,625
   Temple Inland Inc., 7.50%, cvt. pfd. ................................................             140,000       7,854,000
                                                                                                                ------------
                                                                                                                  11,669,625
                                                                                                                ------------

   REAL ESTATE INVESTMENT TRUSTS 2.7%
   Citigroup Global Markets into Regency, 2.00%, cvt. pfd. .............................             105,000       3,654,525
   Glenborough Realty Trust Inc., 7.75%, cvt. pfd., A ..................................              96,327       2,388,910
   Host Marriott Corp., 6.75%, cvt. pfd. ...............................................             152,800       7,668,115
                                                                                                                ------------
                                                                                                                  13,711,550
                                                                                                                ------------

   RETAIL TRADE 1.3%
   Toys R Us Inc., 6.25%, cvt. pfd. ....................................................             144,000       6,379,200
                                                                                                                ------------

   TECHNOLOGY SERVICES .4%
   Electronic Data Systems Corp., 7.625%, cvt. pfd. ....................................             120,000       2,025,600
                                                                                                                ------------

   UTILITIES 3.8%
   CMS Energy Corp., 4.50%, cvt. pfd., 144A ............................................             100,000       5,500,000
   DTE Energy Co., 8.75%, cvt. pfd. ....................................................             200,000       4,938,000
   FPL Group Inc., 8.50%, cvt. pfd. ....................................................              85,000       4,746,400
   PPL Capital Fund Trust I, 7.75%, cvt. pfd., E .......................................             200,000       4,216,000
                                                                                                                ------------
                                                                                                                  19,400,400
                                                                                                                ------------
   TOTAL CONVERTIBLE PREFERRED STOCKS (COST $198,558,670) ..............................                         222,815,931
                                                                                                                ------------

                                                                                               ----------------
                                                                                               PRINCIPAL AMOUNT
                                                                                               ----------------
   CONVERTIBLE BONDS 52.7%
   COMMERCIAL SERVICES 2.2%
   Grey Global Group Inc., cvt., 144A, 5.00%, 10/15/33 .................................         $ 6,000,000       6,555,000
   Interpublic Group of Cos. Inc., cvt., 144A, 4.50%, 3/15/23 ..........................           3,000,000       4,552,500
                                                                                                                ------------
                                                                                                                  11,107,500
                                                                                                                ------------

   COMMUNICATIONS 1.8%
   NII Holdings Inc., senior note, cvt., 144A, 3.50%, 9/15/33 ..........................           6,000,000       9,292,500
                                                                                                                ------------

   CONSUMER DURABLES 1.1%
   K2 Inc., cvt., 144A, 5.00%, 6/15/10 .................................................           4,000,000       5,539,040
                                                                                                                ------------

   CONSUMER SERVICES 4.1%
(b)Adelphia Communications Corp., junior sub. note, cvt., 6.00%, 2/15/06 ...............          11,250,000       6,328,125
   Fairmont Hotels & Resorts Inc., senior note, cvt., 144A, 3.75%, 12/01/23 (Canada) ...           5,000,000       5,087,500
   Liberty Media Corp. into Viacom, cvt., B, 3.25%, 3/15/31 ............................          10,000,000       9,412,500
                                                                                                                ------------
                                                                                                                  20,828,125
                                                                                                                ------------

   DISTRIBUTION SERVICES 2.9%
   Amerisource Health Corp., cvt., 5.00%, 12/01/07 .....................................           7,000,000       8,242,500
   Performance Food Group Co., cvt., 5.50%, 10/16/08 ...................................           5,500,000       6,352,500
                                                                                                                ------------
                                                                                                                  14,595,000
                                                                                                                ------------


24 |  Semiannual Report

FRANKLIN INVESTORS SECURITIES TRUST

------------------------------------------------------------------------------------------------------------------------------------
FRANKLIN CONVERTIBLE SECURITIES FUND                                                              PRINCIPAL AMOUNT          VALUE
------------------------------------------------------------------------------------------------------------------------------------
CONVERTIBLE BONDS (CONT.)
ELECTRONIC TECHNOLOGY 2.8%
Advanced Energy Industries Inc., cvt., 5.00%, 9/01/06 ......................................         $ 2,000,000         $ 2,015,000
L-3 Communications Holdings Inc., cvt., 4.00%, 9/15/11 .....................................           4,000,000           4,790,000
Liberty Media Corp. into Motorola, senior deb., cvt., 3.50%, 1/15/31 .......................           8,000,000           7,340,000
                                                                                                                         -----------
                                                                                                                          14,145,000
                                                                                                                         -----------

FINANCE 4.9%
Countrywide Financial, cvt., zero cpn., 2/08/31 ............................................           6,000,000           8,385,000
GATX Corp., cvt., 144A, 5.00%, 8/15/23 .....................................................           3,000,000           3,690,000
Leucadia National Corp., cvt., 144A, 3.75%, 4/15/14 ........................................           7,500,000           7,621,875
NCO Group Inc., cvt., 4.75%, 4/15/06 .......................................................           5,000,000           5,118,750
                                                                                                                         -----------
                                                                                                                          24,815,625
                                                                                                                         -----------

HEALTH SERVICES 4.1%
LifePoint Hospitals Holding, cvt., 4.50%, 6/01/09 ..........................................           2,500,000           2,690,625
Pacificare Health Systems Inc., cvt., 3.00%, 10/15/32 ......................................           2,000,000           3,717,500
Sierra Health Services Inc., senior deb., cvt., 2.25%, 3/15/23 .............................           2,000,000           4,257,500
Sierra Health Services Inc., senior deb., cvt., 144A, 2.25%, 3/15/23 .......................           2,000,000           4,257,500
Universal Health Services Inc., cvt., .426%, 6/23/20 .......................................          10,000,000           5,987,500
                                                                                                                         -----------
                                                                                                                          20,910,625
                                                                                                                         -----------

HEALTH TECHNOLOGY 12.6%
Alpharma Inc., cvt., 3.00%, 6/01/06 ........................................................           4,000,000           4,900,000
Alza Corp., cvt., zero cpn., 7/28/20 .......................................................          10,000,000           7,575,000
Biogen Idec Inc., cvt., zero cpn., 2/16/19 .................................................           4,000,000           9,565,000
Gilead Sciences Inc., senior note, cvt., 2.00%, 12/15/07 ...................................           6,000,000           8,377,500
InterMune Inc., senior note, cvt., .25%, 3/01/11 ...........................................           8,000,000           7,110,000
IVAX Corp., cvt., 4.50%, 5/15/08 ...........................................................           5,000,000           5,075,000
Medarex Inc., cvt., 144A, 2.25%, 5/15/11 ...................................................           5,000,000           4,937,500
NPS Pharmaceuticals Inc., senior note, cvt., 144A, 3.00%, 6/15/08 ..........................           7,000,000           7,218,750
OSI Pharmaceuticals Inc., cvt., 4.00%, 2/01/09 .............................................           4,500,000           7,003,125
Valeant Pharmaceuticals International, sub. note, cvt., 144A, 3.00%, 8/16/10 ...............           2,000,000           2,060,000
                                                                                                                         -----------
                                                                                                                          63,821,875
                                                                                                                         -----------

PROCESS INDUSTRIES 2.0%
Bunge Ltd., senior note, cvt., 3.75%, 11/15/22 .............................................           4,000,000           5,180,000
HMP Equity Holdings Corp., 144A, zero cpn., 5/15/08 ........................................           6,500,000           5,135,000
                                                                                                                         -----------
                                                                                                                          10,315,000
                                                                                                                         -----------

PRODUCER MANUFACTURING 2.8%
Lennox International Inc., cvt., 6.25%, 6/01/09 ............................................           5,500,000           6,723,750
Tyco International Group SA, cvt., 144A, 2.75%, 1/15/18 (Luxembourg) .......................           5,500,000           7,225,625
                                                                                                                         -----------
                                                                                                                          13,949,375
                                                                                                                         -----------

RETAIL TRADE 5.0%
Casual Male Retail Group Inc., senior sub. note, cvt., 144A, 5.00%, 1/01/24 ................           7,000,000           8,067,500
Gap Inc., senior note, cvt., 5.75%, 3/15/09 ................................................           3,500,000           5,061,875
Gap Inc., senior note, cvt., 144A, 5.75%, 3/15/09 ..........................................           3,500,000           5,061,875
Lowe's Cos. Inc., senior note, cvt., zero cpn., 2/16/21 ....................................           8,000,000           6,880,240
                                                                                                                         -----------
                                                                                                                          25,071,490
                                                                                                                         -----------


                                                         Semiannual Report  | 25

FRANKLIN INVESTORS SECURITIES TRUST

    --------------------------------------------------------------------------------------------------------------------------------
    FRANKLIN CONVERTIBLE SECURITIES FUND                                                           PRINCIPAL AMOUNT       VALUE
    --------------------------------------------------------------------------------------------------------------------------------
    CONVERTIBLE BONDS (CONT.)
    TECHNOLOGY SERVICES 2.4%
    BISYS Group Inc., cvt., 4.00%, 3/15/06 ......................................................     $ 4,000,000     $   4,000,000
    Electronic Data Systems Corp., cvt., 144A, 3.875%, 7/15/23 ..................................       3,000,000         2,831,250
    Symantec Corp., cvt., 3.00%, 11/01/06 .......................................................       2,000,000         5,300,000
                                                                                                                      -------------
                                                                                                                         12,131,250
                                                                                                                      -------------

    UTILITIES 4.0%
    Dynegy Inc., cvt., 144A, 4.75%, 8/15/23 .....................................................       5,000,000         6,450,000
    Reliant Resources Inc., cvt., 144A, 5.00%, 8/15/10 ..........................................       5,000,000         6,088,350
    Sierra Pacific Resources Co., cvt., 144A, 7.25%, 2/14/10 ....................................       4,000,000         7,405,000
                                                                                                                      -------------
                                                                                                                         19,943,350
                                                                                                                      -------------
    TOTAL CONVERTIBLE BONDS (COST $227,729,774) .................................................                       266,465,755
                                                                                                                      -------------

                                                                                                    --------------
                                                                                                        SHARES
                                                                                                    --------------
    WARRANTS (COST $153,208)
    ELECTRONIC TECHNOLOGY
 (a)Xicor Inc., wts., 144A, 11/19/06 ............................................................          40,107           201,096
                                                                                                                      -------------
    TOTAL LONG TERM INVESTMENTS (COST $426,441,652) .............................................                       489,482,782
                                                                                                                      -------------

    SHORT TERM INVESTMENT (COST $20,146,343) 4.0%
 (c)Franklin Institutional Fiduciary Trust Money Market Portfolio ...............................      20,146,343        20,146,343
                                                                                                                      -------------
    TOTAL INVESTMENTS (COST $446,587,995) 100.7% ................................................                       509,629,125
    OTHER ASSETS, LESS LIABILITIES (.7)% ........................................................                        (3,460,592)
                                                                                                                      -------------
    NET ASSETS 100.0% ...........................................................................                     $ 506,168,533
                                                                                                                      =============

(a)   Non-income producing.

(b)   Defaulted security. See Note 8.

(c)   See Note 7 regarding investments in affiliated Money Market Portfolio.


26 |  See notes to financial statements. | Semiannual Report

FRANKLIN INVESTORS SECURITIES TRUST

FINANCIAL HIGHLIGHTS

FRANKLIN EQUITY INCOME FUND

                                                  ----------------------------------------------------------------------------------
                                                  SIX MONTHS ENDED
                                                   APRIL 30, 2004                           YEAR ENDED OCTOBER 31,
CLASS A                                              (UNAUDITED)           2003       2002           2001          2000        1999
                                                  ----------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the period)

Net asset value, beginning of period ..........        $  17.84        $  15.42   $  17.76       $  19.82      $  19.20    $  19.93
                                                  ---------------------------------------------------------------------------------

Income from investment operations:

 Net investment income(a) .....................             .21             .40       .42(d)          .43           .53         .58

 Net realized and unrealized gains (losses) ...            1.30            2.45    (2.21)(d)        (1.60)         1.89         .36
                                                  ---------------------------------------------------------------------------------

Total from investment operations ..............            1.51            2.85      (1.79)         (1.17)         2.42         .94
                                                  ---------------------------------------------------------------------------------

Less distributions from:

 Net investment income ........................            (.20)           (.43)      (.40)          (.46)         (.52)       (.60)

 Net realized gains ...........................              --              --       (.15)          (.43)        (1.28)      (1.07)
                                                  ---------------------------------------------------------------------------------

Total distributions ...........................            (.20)           (.43)      (.55)          (.89)        (1.80)      (1.67)
                                                  ---------------------------------------------------------------------------------

Net asset value, end of period ................        $  19.15        $  17.84   $  15.42       $  17.76      $  19.82    $  19.20
                                                  =================================================================================

Total return(b) ...............................            8.42%          18.72%    (10.43)%        (6.22)%       14.05%       4.90%

RATIOS/SUPPLEMENTAL DATA

Net assets, end of period (000's) .............        $589,480        $501,658   $404,219       $373,232      $344,671    $385,968

Ratios to average net assets:

 Expenses .....................................             .95%(c)        1.00%      1.00%           .99%         1.04%        .94%

 Net investment income ........................            2.17%(c)        2.46%      2.34%(d)       2.19%         2.94%       2.95%

Portfolio turnover rate .......................           15.51%          54.07%     77.27%        114.13%        69.75%      50.20%

(a)   Based on average daily shares outstanding.

(b) Total return does not reflect sales commissions or the contingent deferred sales charge, and is not annualized for periods less than one year.

(c)   Annualized.

(d) Effective November 1, 2001, the Fund adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing all premium and discount on fixed-income securities, as required. The effect of this change was as follows:

      Net investment income per share ...............................   $(.012)
      Net realized and unrealized gains (losses) per share ..........     .012
      Ratio of net investment income to average net assets ..........    (.07)%

      Per share data and ratios for prior periods have not been restated to reflect this change in accounting policy.


                                                         Semiannual Report  | 27

FRANKLIN INVESTORS SECURITIES TRUST

FRANKLIN EQUITY INCOME FUND (CONTINUED)

                                                    -----------------------------------------------------------------------------
                                                    SIX MONTHS ENDED
                                                     APRIL 30, 2004                       YEAR ENDED OCTOBER 31,
CLASS B                                                (UNAUDITED)        2003        2002          2001        2000       1999(e)
                                                    -----------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the period)

Net asset value, beginning of period ......              $ 17.76       $ 15.37    $  17.70       $ 19.76      $19.16      $19.37
                                                    ----------------------------------------------------------------------------

Income from investment operations:

 Net investment income(a) .................                  .14           .27         .28(d)        .27         .39         .33

 Net realized and unrealized gains (losses)                 1.30          2.44       (2.19)(d)     (1.59)       1.88        (.16)
                                                    ----------------------------------------------------------------------------

Total from investment operations ..........                 1.44          2.71       (1.91)        (1.32)       2.27         .17
                                                    ----------------------------------------------------------------------------
Less distributions from:

 Net investment income ....................                 (.13)         (.32)       (.27)         (.31)       (.39)       (.38)

 Net realized gains .......................                   --            --        (.15)         (.43)      (1.28)         --
                                                    ----------------------------------------------------------------------------

Total distributions .......................                 (.13)         (.32)       (.42)         (.74)      (1.67)       (.38)
                                                    ----------------------------------------------------------------------------

Net asset value, end of period ............              $ 19.07       $ 17.76    $  15.37       $ 17.70      $19.76      $19.16
                                                    ============================================================================

Total return(b) ...........................                 8.06%        17.85%     (11.07)%       (6.97)%     13.17%        .86%

RATIOS/SUPPLEMENTAL DATA

Net assets, end of period (000's) .........              $52,474       $42,764    $ 21,341       $10,661      $4,509      $2,493

Ratios to average net assets:

 Expenses .................................                 1.70%(c)      1.75%       1.75%         1.73%       1.78%       1.69%(c)

 Net investment income ....................                 1.42%(c)      1.71%       1.59%(d)      1.41%       2.18%       2.03%(c)

Portfolio turnover rate ...................                15.51%        54.07%      77.27%       114.13%      69.75%      50.20%

(a)   Based on average daily shares outstanding.

(b) Total return does not reflect the contingent deferred sales charge, and is not annualized for periods less than one year.

(c)   Annualized.

(d) Effective November 1, 2001, the Fund adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing all premium and discount on fixed-income securities, as required. The effect of this change was as follows:

      Net investment income per share ................................  $(.012)
      Net realized and unrealized gains (losses) per share ...........    .012
      Ratio of net investment income to average net assets ...........   (.07)%

      Per share data and ratios for prior periods have not been restated to reflect this change in accounting policy.

(e)   For the period January 1, 1999 (effective date) to October 31, 1999.


28 |  Semiannual Report

FRANKLIN INVESTORS SECURITIES TRUST

FRANKLIN EQUITY INCOME FUND (CONTINUED)

                                                  ----------------------------------------------------------------------------------
                                                  SIX MONTHS ENDED
                                                   APRIL 30, 2004                          YEAR ENDED OCTOBER 31,
CLASS C                                              (UNAUDITED)           2003        2002           2001         2000        1999
                                                  ---------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the period)

Net asset value, beginning of period ..........       $  17.77         $  15.38     $ 17.70        $ 19.77      $ 19.14     $ 19.88
                                                  ---------------------------------------------------------------------------------

Income from investment operations:

 Net investment income(a) .....................            .13              .27        .28(d)          .28          .40         .43

 Net realized and unrealized gains (losses) ...           1.31             2.43       (2.18)(d)      (1.61)        1.89         .36
                                                  ---------------------------------------------------------------------------------

Total from investment operations ..............           1.44             2.70       (1.90)         (1.33)        2.29         .79
                                                  ---------------------------------------------------------------------------------

Less distributions from:

 Net investment income ........................           (.13)            (.31)       (.27)          (.31)        (.38)       (.46)

 Net realized gains ...........................             --               --        (.15)          (.43)       (1.28)      (1.07)
                                                  ---------------------------------------------------------------------------------

Total distributions ...........................           (.13)            (.31)       (.42)          (.74)       (1.66)      (1.53)
                                                  ---------------------------------------------------------------------------------

Net asset value, end of period ................       $  19.08         $  17.77     $ 15.38        $ 17.70      $ 19.77     $ 19.14
                                                  =================================================================================

Total return(b) ...............................           8.05%           17.82%     (11.07)%        (7.00)%      13.26%       4.11%

RATIOS/SUPPLEMENTAL DATA

Net assets, end of period (000's) .............       $168,079         $147,739     $96,701        $84,912      $73,387     $82,353

Ratios to average net assets:

 Expenses .....................................           1.70%(c)         1.76%       1.73%          1.74%        1.78%       1.69%

 Net investment income ........................           1.42%(c)         1.70%       1.61%(d)       1.44%        2.20%       2.20%

Portfolio turnover rate .......................          15.51%           54.07%      77.27%        114.13%       69.75%      50.20%

(a)   Based on average daily shares outstanding.

(b) Total return does not reflect the contingent deferred sales charge, and is not annualized for periods less than one year.

(c)   Annualized.

(d) Effective November 1, 2001, the Fund adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing all premium and discount on fixed-income securities, as required. The effect of this change was as follows:

      Net investment income per share ...............................   $(.012)
      Net realized and unrealized gains (losses) per share ..........     .012
      Ratio of net investment income to average net assets ..........    (.07)%

      Per share data and ratios for prior periods have not been restated to reflect this change in accounting policy.


                                                         Semiannual Report  | 29

FRANKLIN INVESTORS SECURITIES TRUST

FRANKLIN EQUITY INCOME FUND (CONTINUED)

                                                                 --------------------------------------------------------
                                                                  SIX MONTHS ENDED                   YEAR ENDED
                                                                   APRIL 30, 2004                    OCTOBER 31,
CLASS R                                                             (UNAUDITED)                 2003              2002(d)
                                                                 -------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the period)

Net asset value, beginning of period ........................          $ 17.85               $ 15.44            $16.20
                                                                 -----------------------------------------------------

Income from investment operations:

 Net investment income(a) ...................................              .18                   .34               .06

 Net realized and unrealized gains (losses) .................             1.31                  2.46              (.73)
                                                                 -----------------------------------------------------

Total from investment operations ............................             1.49                  2.80              (.67)
                                                                 -----------------------------------------------------

Less distributions from net investment income ...............             (.18)                 (.39)             (.09)
                                                                 -----------------------------------------------------

Net asset value, end of period ..............................          $ 19.16               $ 17.85            $15.44
                                                                 =====================================================

Total return(b) .............................................             8.28%                18.46%            (4.17)%

RATIOS/SUPPLEMENTAL DATA

Net assets, end of period (000's) ...........................          $17,980               $14,685            $2,842

Ratios to average net assets:

 Expenses ...................................................             1.20%(c)              1.25%             1.25%(c)

 Net investment income ......................................             1.92%(c)              2.21%             2.09%(c)

Portfolio turnover rate .....................................            15.51%                54.07%            77.27%

(a)   Based on average daily shares outstanding.

(b) Total return does not reflect the contingent deferred sales charge, and is not annualized for periods less than one year.

(c)   Annualized.

(d)   For the period August 1, 2002 (effective date) to October 31, 2002.


30 |  See notes to financial statements. | Semiannual Report

FRANKLIN INVESTORS SECURITIES TRUST

STATEMENT OF INVESTMENTS, APRIL 30, 2004 (UNAUDITED)

-----------------------------------------------------------------------------------------------------------------
FRANKLIN EQUITY INCOME FUND                                                          SHARES             VALUE
-----------------------------------------------------------------------------------------------------------------
COMMON STOCKS 90.9%
COMMERCIAL SERVICES 1.6%
R.R. Donnelley & Sons Co. .....................................................      453,100         $ 13,330,202
                                                                                                     ------------
COMMUNICATIONS 6.1%
Alltel Corp. ..................................................................      126,300            6,357,942
AT&T Corp. ....................................................................      372,000            6,379,800
BellSouth Corp. ...............................................................      442,700           11,426,087
SBC Communications Inc. .......................................................      488,000           12,151,200
Verizon Communications Inc. ...................................................      376,950           14,226,093
                                                                                                     ------------
                                                                                                       50,541,122
                                                                                                     ------------

CONSUMER DURABLES 1.9%
Mattel Inc. ...................................................................      312,100            5,293,216
Newell Rubbermaid Inc. ........................................................      255,200            6,032,928
Stanley Works .................................................................      109,200            4,642,092
                                                                                                     ------------
                                                                                                       15,968,236
                                                                                                     ------------

CONSUMER NON-DURABLES 8.6%
Altria Group Inc. .............................................................      290,900           16,110,042
British American Tobacco PLC (United Kingdom) .................................      302,500            4,586,584
Colgate-Palmolive Co. .........................................................      195,200           11,298,176
General Mills Inc. ............................................................       89,500            4,363,125
Kimberly-Clark Corp. ..........................................................      251,600           16,467,220
Loews Corp. - Carolina Group ..................................................      157,900            4,143,296
Sara Lee Corp. ................................................................      634,100           14,635,028
                                                                                                     ------------
                                                                                                       71,603,471
                                                                                                     ------------

CONSUMER SERVICES 2.1%
Dow Jones & Co. Inc. ..........................................................      174,300            8,033,487
Mandalay Resort Group .........................................................       96,800            5,561,160
The Walt Disney Co. ...........................................................      160,800            3,703,224
                                                                                                     ------------
                                                                                                       17,297,871
                                                                                                     ------------

ELECTRONIC TECHNOLOGY 6.3%
Diebold Inc. ..................................................................       64,900            2,991,241
General Dynamics Corp. ........................................................       86,900            8,135,578
Hewlett-Packard Co. ...........................................................      384,100            7,566,770
Nokia Corp., ADR (Finland) ....................................................      413,800            5,797,338
Raytheon Co. ..................................................................      425,100           13,713,726
Rockwell Automation Inc. ......................................................      319,100           10,431,379
Seagate Technology ............................................................      262,200            3,280,122
                                                                                                     ------------
                                                                                                       51,916,154
                                                                                                     ------------

ENERGY MINERALS 12.0%
BP PLC, ADR (United Kingdom) ..................................................      480,000           25,392,000
ChevronTexaco Corp. ...........................................................      289,260           26,467,290
Exxon Mobil Corp. .............................................................      373,034           15,872,597
Kerr-McGee Corp. ..............................................................      252,500           12,354,825
Shell Transport & Trading Co. PLC, ADR (United Kingdom) .......................      450,600           18,956,742
                                                                                                     ------------
                                                                                                       99,043,454
                                                                                                     ------------


                                                         Semiannual Report  | 31

FRANKLIN INVESTORS SECURITIES TRUST

----------------------------------------------------------------------------------------------------------------
FRANKLIN EQUITY INCOME FUND                                                       SHARES                VALUE
----------------------------------------------------------------------------------------------------------------
COMMON STOCKS (CONT.)
FINANCE 25.5%
Arthur J. Gallagher & Co. .............................................           318,600          $  10,268,478
Bank of America Corp. .................................................           366,353             29,487,753
Citigroup Inc. ........................................................           590,500             28,397,145
Fannie Mae ............................................................           300,900             20,677,848
JP Morgan Chase & Co. .................................................           395,550             14,872,680
KeyCorp ...............................................................           128,200              3,807,540
Marsh & McLennan Cos. Inc. ............................................           238,200             10,742,820
Morgan Stanley ........................................................           272,100             13,983,219
National Commerce Financial Corp. .....................................           422,400             11,231,616
Old Republic International Corp. ......................................           345,100              8,013,222
St. Paul Travelers Cos. Inc. ..........................................           383,500             15,596,945
U.S. Bancorp ..........................................................           520,000             13,332,800
Washington Mutual Inc. ................................................           430,000             16,937,700
                                                                                                   -------------
Wells Fargo & Co. .....................................................           249,300             14,075,478
                                                                                                   -------------
                                                                                                     211,425,244
                                                                                                   -------------

HEALTH SERVICES 1.0%
CIGNA Corp. ...........................................................           123,000              7,934,730
                                                                                                   -------------

HEALTH TECHNOLOGY 8.1%
Abbott Laboratories ...................................................           192,600              8,478,252
Bristol-Myers Squibb Co. ..............................................           257,200              6,455,720
GlaxoSmithKline PLC, ADR (United Kingdom) .............................           149,300              6,270,600
Hospira Inc. ..........................................................            19,260                548,139
Johnson & Johnson Inc. ................................................           162,700              8,790,681
Merck & Co. Inc. ......................................................           205,000              9,635,000
Pall Corp. ............................................................           345,500              8,215,990
Pfizer Inc. ...........................................................           296,800             10,613,568
Wyeth .................................................................           223,700              8,516,259
                                                                                                   -------------
                                                                                                      67,524,209
                                                                                                   -------------

NON-ENERGY MINERALS 1.0%
Alcoa Inc. ............................................................           258,500              7,948,875
                                                                                                   -------------
PROCESS INDUSTRIES 3.1%
Dow Chemical Co. ......................................................           401,900             15,951,411
E.I. du Pont de Nemours & Co. .........................................           223,200              9,586,440
                                                                                                   -------------
                                                                                                      25,537,851
                                                                                                   -------------

PRODUCER MANUFACTURING 7.5%
Avery Dennison Corp. ..................................................           161,800             10,392,414
Delphi Corp. ..........................................................           385,500              3,932,100
General Electric Co. ..................................................           826,400             24,750,680
Honeywell International Inc. ..........................................           345,300             11,940,474
Pitney Bowes Inc. .....................................................           249,400             10,911,250
                                                                                                   -------------
                                                                                                      61,926,918
                                                                                                   -------------

REAL ESTATE INVESTMENT TRUST .5%
Vornado Realty Trust ..................................................            80,400              4,056,180
                                                                                                   -------------


32 |  Semiannual Report

FRANKLIN INVESTORS SECURITIES TRUST

   ---------------------------------------------------------------------------------------------------------------------------------
   FRANKLIN EQUITY INCOME FUND                                                                          SHARES             VALUE
   ---------------------------------------------------------------------------------------------------------------------------------
   COMMON STOCKS (CONT.)
   TECHNOLOGY SERVICES 2.1%
   Automatic Data Processing Inc. ........................................................              191,500        $   8,389,615
   Microsoft Corp. .......................................................................              341,300            8,863,561
                                                                                                                       -------------
                                                                                                                          17,253,176
                                                                                                                       -------------
   TRANSPORTATION .7%
   Union Pacific Corp. ...................................................................              105,600            6,223,008
                                                                                                                       -------------
   UTILITIES 2.8%
   NiSource Inc. .........................................................................              195,000            3,931,200
   Pinnacle West Capital Corp. ...........................................................              172,000            6,718,320
   PPL Corp. .............................................................................              200,800            8,604,280
   ScottishPower PLC (United Kingdom) ....................................................              587,400            3,992,215
                                                                                                                       -------------
                                                                                                                          23,246,015
                                                                                                                       -------------
   TOTAL COMMON STOCKS (COST $650,092,323) ...............................................                               752,776,716
                                                                                                                       -------------
   CONVERTIBLE PREFERRED STOCKS 3.7%
   CONSUMER DURABLES .8%
   Ford Motor Co. Capital Trust II, 6.50%, cvt. pfd. .....................................              117,700            6,641,811
                                                                                                                       -------------

   FINANCE 1.4%
   Capital One Financial, 6.25%, cvt. pfd. ...............................................               76,400            3,791,350
   Prudential Financial Inc., 6.75%, cvt. pfd. ...........................................              111,600            7,536,348
                                                                                                                       -------------
                                                                                                                          11,327,698
                                                                                                                       -------------
   RETAIL TRADE .9%
   Toys R Us Inc., 6.25%, cvt. pfd. ......................................................              169,700            7,517,710
                                                                                                                       -------------

   UTILITIES .6%
   Sierra Pacific Resources Co., 9.00%, cvt. pfd., P.I.E.S ...............................              136,600            4,958,580
                                                                                                                       -------------
   TOTAL CONVERTIBLE PREFERRED STOCKS (COST $27,602,861) .................................                                30,445,799
                                                                                                                       -------------
   TOTAL LONG TERM INVESTMENTS (COST $677,695,184) .......................................                               783,222,515
                                                                                                                       -------------

   SHORT TERM INVESTMENT (COST $40,346,949) 4.9%
(a)Franklin Institutional Fiduciary Trust Money Market Portfolio .........................           40,346,949           40,346,949
                                                                                                                       -------------
   TOTAL INVESTMENTS (COST $718,042,133) 99.5% ...........................................                               823,569,464
   OTHER ASSETS, LESS LIABILITIES .5% ....................................................                                 4,444,235
                                                                                                                       -------------
   NET ASSETS 100.0% .....................................................................                             $ 828,013,699
                                                                                                                       =============

(a)   See Note 7 regarding investments in affiliated Money Market Portfolio.


                    Semiannual Report | See notes to financial statements.  | 33

FRANKLIN INVESTORS SECURITIES TRUST

FINANCIAL HIGHLIGHTS

FRANKLIN SHORT-INTERMEDIATE U.S. GOVERNMENT SECURITIES FUND

                                                      -----------------------------------------------------------------------------
                                                      SIX MONTHS ENDED
                                                       APRIL 30, 2004                         YEAR ENDED OCTOBER 31,
CLASS A                                                  (UNAUDITED)         2003        2002        2001          2000        1999
                                                      -----------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the period)

Net asset value, beginning of period ............          $  10.37      $  10.57    $  10.58    $  10.09      $  10.11    $  10.46
                                                      -----------------------------------------------------------------------------

Income from investment operations:

 Net investment income(a) .......................               .14           .29         .44        .55(d)         .57         .53

 Net realized and unrealized gains (losses) .....              (.08)         (.09)        .06        .51(d)          --        (.38)
                                                      -----------------------------------------------------------------------------

Total from investment operations ................               .06           .20         .50        1.06           .57         .15
                                                      -----------------------------------------------------------------------------

Less distributions from net investment income ...              (.18)         (.40)       (.51)       (.57)         (.59)       (.50)
                                                      -----------------------------------------------------------------------------

Net asset value, end of period ..................          $  10.25      $  10.37    $  10.57    $  10.58      $  10.09    $  10.11
                                                      =============================================================================

Total return(b) .................................               .58%         1.92%       4.87%      10.81%         5.86%       1.51%

RATIOS/SUPPLEMENTAL DATA

Net assets, end of period (000's) ...............          $323,307      $338,839    $295,623    $193,236      $141,646    $176,114

Ratios to average net assets:

 Expenses .......................................               .78%(c)       .77%        .80%        .86%          .85%        .79%

 Net investment income ..........................              2.76%(c)      2.80%       4.22%       5.33%(d)      5.66%       5.18%

Portfolio turnover rate .........................             41.79%        92.69%     112.71%      53.64%        56.80%      64.26%

(a)   Based on average daily shares outstanding.

(b) Total return does not reflect sales commissions or the contingent deferred sales charge, and is not annualized for periods less than one year.

(c)   Annualized.

(d) Effective November 1, 2000, the Fund adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began recording all paydown gains and losses as part of investment income and amortizing all premium and discount on fixed-income securities, as required. The effect of this change was as follows:

      Net investment income per share ...............................   $(.017)
      Net realized and unrealized gains (losses) per share ..........     .017
      Ratio of net investment income to average net assets ..........    (.16)%

      Per share data and ratios for prior periods have not been restated to reflect this change in accounting policy.


34 |  Semiannual Report

FRANKLIN INVESTORS SECURITIES TRUST

FRANKLIN SHORT-INTERMEDIATE U.S. GOVERNMENT SECURITIES FUND (CONTINUED)

                                                        ---------------------------------------------------------------------------
                                                        SIX MONTHS ENDED
                                                         APRIL 30, 2004                       YEAR ENDED OCTOBER 31,
ADVISOR CLASS                                             (UNAUDITED)          2003       2002        2001         2000        1999
                                                        ---------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the period)

Net asset value, beginning of period ..............          $ 10.36        $ 10.56    $ 10.57     $ 10.08      $ 10.10     $ 10.45
                                                        ---------------------------------------------------------------------------

Income from investment operations:

 Net investment income(a) .........................              .15            .29        .44        .55(d)        .57         .54

 Net realized and unrealized gains (losses) .......             (.08)          (.08)       .07        .52(d)        .01        (.38)
                                                        ---------------------------------------------------------------------------

Total from investment operations ..................              .07            .21        .51        1.07          .58         .16
                                                        ---------------------------------------------------------------------------

Less distributions from net investment income   ...             (.19)          (.41)      (.52)       (.58)        (.60)       (.51)
                                                        ---------------------------------------------------------------------------

Net asset value, end of period ....................          $ 10.24        $ 10.36    $ 10.56     $ 10.57      $ 10.08     $ 10.10
                                                        ===========================================================================

Total return(b) ...................................              .63%          2.02%      4.97%      10.92%        5.97%       1.62%

RATIOS/SUPPLEMENTAL DATA

Net assets, end of period (000's) .................          $19,716        $16,753    $ 7,348     $ 1,184      $ 1,483     $ 1,367

Ratios to average net assets:

 Expenses .........................................              .68%(c)        .67%       .70%        .76%         .75%        .69%

 Net investment income ............................             2.86%(c)       2.90%      4.32%       5.35%(d)     5.76%       5.26%

Portfolio turnover rate ...........................            41.79%         92.69%    112.71%      53.64%       56.80%      64.26%

(a)   Based on average daily shares outstanding.

(b)   Total return is not annualized for periods less than one year.

(c)   Annualized.

(d) Effective November 1, 2000, the Fund adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began recording all paydown gains and losses as part of investment income and amortizing all premium and discount on fixed-income securities, as required. The effect of this change was as follows:

      Net investment income per share ...............................   $(.017)
      Net realized and unrealized gains (losses) per share ..........     .017
      Ratio of net investment income to average net assets ..........    (.16)%

      Per share data and ratios for prior periods have not been restated to reflect this change in accounting policy.


                    Semiannual Report | See notes to financial statements.  | 35

FRANKLIN INVESTORS SECURITIES TRUST

STATEMENT OF INVESTMENTS, APRIL 30, 2004 (UNAUDITED)

---------------------------------------------------------------------------------------------------------------------
FRANKLIN SHORT-INTERMEDIATE U.S. GOVERNMENT SECURITIES FUND                       PRINCIPAL AMOUNT           VALUE
---------------------------------------------------------------------------------------------------------------------
AGENCY BONDS 41.4%
FEDERAL HOME LOAN MORTGAGE CORP. (FHLMC) 19.5%
2.375%, 4/15/06 - 2/15/07 ...................................................        $ 46,125,000        $ 45,705,688
2.75%, 8/15/06 ..............................................................           8,000,000           8,019,208
2.875%, 12/15/06 ............................................................           2,000,000           2,001,682
3.625%, 9/15/08 .............................................................          11,000,000          10,936,013
                                                                                                         ------------
                                                                                                           66,662,591
                                                                                                         ------------

FEDERAL NATIONAL MORTGAGE ASSOCIATION (FNMA) 21.9%
2.25%, 5/15/06 ..............................................................          25,000,000          24,853,550
3.875%, 3/15/05 .............................................................          10,000,000          10,205,470
5.25%, 6/15/06 ..............................................................          28,536,215          29,099,094
6.625%, 10/15/07 ............................................................          10,000,000          11,071,120
                                                                                                         ------------
                                                                                                           75,229,234
                                                                                                         ------------
TOTAL AGENCY BONDS (COST $141,882,765)                                                                    141,891,825
                                                                                                         ------------

MORTGAGE-BACKED SECURITIES 39.3%
FEDERAL HOME LOAN MORTGAGE CORP. (FHLMC) 14.2%
FHLMC Gold, 5.00%, 3/01/34 ..................................................           9,975,743           9,681,926
FHLMC Gold, 6.00%, 11/01/32 - 4/01/33 .......................................           7,443,711           7,620,701
FHLMC Gold, 8.50%, 12/01/22 - 7/01/31 .......................................           6,954,444           7,605,817
FHLMC Gold, 9.50%, 3/01/21 ..................................................             332,679             365,792
FHLMC Gold 15 year, 4.50%, 1/01/19 - 2/01/19 ................................           8,897,846           8,777,401
FHLMC Gold 15 year, 5.00%, 10/01/17 - 9/01/18 ...............................           4,577,732           4,615,884
FHLMC Gold 15 year, 5.50%, 9/01/18 ..........................................           8,545,556           8,778,540
FHLMC Gold 15 year, 7.00%, 3/01/07 - 9/01/13 ................................           1,254,585           1,336,516
                                                                                                         ------------
                                                                                                           48,782,577
                                                                                                         ------------

FEDERAL NATIONAL MORTGAGE ASSOCIATION (FNMA) 18.5%
FNMA, 5.00%, 7/01/33 ........................................................             878,535             852,085
FNMA, 5.50%, 5/01/33 ........................................................           3,932,934           3,928,058
FNMA, 9.00%, 1/01/17 ........................................................             604,055             674,012
FNMA, 9.25%, 1/01/17 ........................................................             102,744             114,993
FNMA, 9.50%, 7/01/16 - 6/01/22 ..............................................           1,177,616           1,322,277
FNMA 15 year, 4.50%, 12/01/18 - 3/01/19 .....................................           5,000,002           4,929,104
FNMA 15 year, 5.00%, 2/01/18 - 5/01/18 ......................................          14,028,591          14,132,197
FNMA 15 year, 5.50%, 3/01/16 - 11/01/17 .....................................          18,920,180          19,440,852
FNMA 15 year, 6.00%, 4/01/16 - 5/01/17 ......................................           9,437,786           9,852,499
FNMA 15 year, 6.50%, 12/01/08 - 10/01/16 ....................................           4,240,163           4,495,712
FNMA 15 year, 7.00%, 7/01/12 - 7/01/14 ......................................           1,620,603           1,730,829
FNMA 15 year, 7.50%, 12/01/14 - 1/01/15 .....................................             634,289             680,015
FNMA 7 year balloon, 6.50%, 9/01/05 - 10/01/06 ..............................           1,161,769           1,175,733
                                                                                                         ------------
                                                                                                           63,328,366
                                                                                                         ------------

GOVERNMENT NATIONAL MORTGAGE ASSOCIATION (GNMA) 6.6%
GNMA, 5.50%, 4/15/33 - 5/15/33 ..............................................           1,825,449           1,828,379
GNMA, 6.00%, 3/15/33 ........................................................             775,479             795,758
GNMA, 7.50%, 8/15/05 - 1/15/17 ..............................................           4,514,017           4,769,753
GNMA, 8.00%, 11/15/16 - 1/15/17 .............................................             375,760             412,667
GNMA, 8.50%, 9/15/04 - 1/15/17 ..............................................             605,989             656,117


36 |  Semiannual Report

FRANKLIN INVESTORS SECURITIES TRUST

   ---------------------------------------------------------------------------------------------------------------
   FRANKLIN SHORT-INTERMEDIATE U.S. GOVERNMENT SECURITIES FUND                  PRINCIPAL AMOUNT          VALUE
   ---------------------------------------------------------------------------------------------------------------
   MORTGAGE-BACKED SECURITIES (CONT.)
   GOVERNMENT NATIONAL MORTGAGE ASSOCIATION (GNMA) (CONT.)
   GNMA, 9.00%, 6/15/16 - 9/15/17 ..........................................      $   1,827,363      $   2,050,381
   GNMA, 9.50%, 11/15/17 ...................................................             60,913             68,675
   GNMA 15 year, 6.50%, 10/15/13 - 7/15/14 .................................          2,441,033          2,599,748
   GNMA 15 year, 7.50%, 10/15/14 - 12/15/14 ................................            644,335            692,180
   GNMA II, 5.00%, 9/20/33 .................................................          4,854,143          4,718,786
   GNMA II, 7.50%, 10/20/29 - 10/20/31 .....................................          3,271,255          3,506,718
   GNMA II, 8.50%, 1/20/17 .................................................            123,349            136,801
   GNMA II, 9.00%, 6/20/16 - 2/20/17 .......................................            384,443            429,833
   GNMA II, 9.50%, 6/20/16 .................................................             88,973             99,565
                                                                                                     -------------
                                                                                                        22,765,361
                                                                                                     -------------
   TOTAL MORTGAGE-BACKED SECURITIES (COST $133,972,253) ....................                           134,876,304
                                                                                                     -------------

   TREASURY NOTES 17.8%
   U.S. Treasury Note, 1.50%, 3/31/06 ......................................         30,000,000         29,591,040
   U.S. Treasury Note, 2.00%, 5/15/06 ......................................         15,000,000         14,903,910
   U.S. Treasury Note, 2.375%, 8/15/06 .....................................         13,425,000         13,389,867
   U.S. Treasury Note, 4.625%, 5/15/06 .....................................          3,000,000          3,135,588
                                                                                                     -------------
   TOTAL TREASURY NOTES (COST $61,213,328) .................................                            61,020,405
                                                                                                     -------------
   TOTAL LONG TERM INVESTMENTS (COST $337,068,346) .........................                           337,788,534
                                                                                                     -------------

   SHORT TERM INVESTMENT (COST $3,909,521) 1.1%
(a)Franklin Institutional Fiduciary Trust Money Market Portfolio ...........          3,909,521          3,909,521
                                                                                                     -------------
   TOTAL INVESTMENTS (COST $340,977,867) 99.6% .............................                           341,698,055
   OTHER ASSETS, LESS LIABILITIES .4% ......................................                             1,324,748
                                                                                                     -------------
   NET ASSETS 100.0% .......................................................                         $ 343,022,803
                                                                                                     =============

(a)   See Note 7 regarding investments in affiliated Money Market Portfolio.


                    Semiannual Report | See notes to financial statements.  | 37

FRANKLIN INVESTORS SECURITIES TRUST

FINANCIAL STATEMENTS

STATEMENTS OF ASSETS AND LIABILITIES
April 30, 2004 (unaudited)

                                                                          ---------------------------------------------------------
                                                                                                                      FRANKLIN
                                                                              FRANKLIN                           SHORT-INTERMEDIATE
                                                                            CONVERTIBLE        FRANKLIN EQUITY     U.S. GOVERNMENT
                                                                          SECURITIES FUND         INCOME FUND      SECURITIES FUND
                                                                          ---------------------------------------------------------
Assets:
 Investments in securities:
  Cost - Unaffiliated issuers .......................................       $ 426,441,652        $ 677,695,184        $ 337,068,346
  Cost - Sweep money fund (Note 7) ..................................          20,146,343           40,346,949            3,909,521
                                                                          ---------------------------------------------------------
  Value - Unaffiliated issuers ......................................         489,482,782          783,222,515          337,788,534
  Value - Sweep money fund (Note 7) .................................          20,146,343           40,346,949            3,909,521
 Receivables:
  Investment securities sold ........................................           2,165,190           12,150,298                   --
  Capital shares sold ...............................................           3,400,855            1,653,290              728,583
  Dividends and interest ............................................           2,739,378            2,320,827            2,147,958
                                                                          ---------------------------------------------------------
      Total assets ..................................................         517,934,548          839,693,879          344,574,596
                                                                          ---------------------------------------------------------
Liabilities:
 Payables:
  Investment securities purchased ...................................           5,000,000            9,552,383                   --
  Funds advanced by custodian .......................................           4,218,157                   --                   --
  Capital shares redeemed ...........................................           1,847,797              562,400              763,871
  Affiliates ........................................................             532,220            1,030,486              213,385
  Shareholders ......................................................              75,955              353,425              342,938
 Distributions to shareholders ......................................                  --                   --              222,324
 Other liabilities ..................................................              91,886              181,486                9,275
                                                                          ---------------------------------------------------------
      Total liabilities .............................................          11,766,015           11,680,180            1,551,793
                                                                          ---------------------------------------------------------
        Net assets, at value ........................................       $ 506,168,533        $ 828,013,699        $ 343,022,803
                                                                          ---------------------------------------------------------
Net assets consist of:
 Undistributed net investment income (distributions in excess of
  net investment income) ............................................       $    (774,344)       $     360,051        $  (2,864,573)
 Net unrealized appreciation (depreciation) .........................          63,041,130          105,527,331              720,188
 Accumulated net realized gain (loss) ...............................         (13,284,295)         (14,560,600)          (4,013,649)
 Capital shares .....................................................         457,186,042          736,686,917          349,180,837
                                                                          ---------------------------------------------------------
      Net assets, at value ..........................................       $ 506,168,533        $ 828,013,699        $ 343,022,803
                                                                          =========================================================


38 |  Semiannual Report

FRANKLIN INVESTORS SECURITIES TRUST

STATEMENTS OF ASSETS AND LIABILITIES (CONTINUED)
April 30, 2004 (unaudited)

                                                                              ----------------------------------------------------
                                                                                                                       FRANKLIN
                                                                                  FRANKLIN                       SHORT-INTERMEDIATE
                                                                                CONVERTIBLE     FRANKLIN EQUITY    U.S. GOVERNMENT
                                                                              SECURITIES FUND      INCOME FUND     SECURITIES FUND
                                                                              ----------------------------------------------------
CLASS A:
 Net assets, at value ...................................................       $365,336,521      $589,480,424       $323,306,702
                                                                              ===================================================
 Shares outstanding .....................................................         23,930,599        30,781,224         31,545,845
                                                                              ===================================================
 Net asset value per share(a) ...........................................       $      15.27      $      19.15       $      10.25
                                                                              ===================================================
 Maximum offering price per share (net asset value per share / 94.25%,
  94.25%, 97.75%, respectively) .........................................       $      16.20      $      20.32       $      10.49
                                                                              ===================================================
CLASS B:
 Net assets, at value ...................................................                 --      $ 52,473,819                 --
                                                                              ===================================================
 Shares outstanding .....................................................                 --         2,751,552                 --
                                                                              ===================================================
 Net asset value and maximum offering price per share(a) ................                 --      $      19.07                 --
                                                                              ===================================================
CLASS C:
 Net assets, at value ...................................................       $140,832,012      $168,078,973                 --
                                                                              ===================================================
 Shares outstanding .....................................................          9,289,589         8,809,901                 --
                                                                              ===================================================
 Net asset value and maximum offering price per share(a) ................       $      15.16      $      19.08                 --
                                                                              ===================================================
CLASS R:
 Net assets, at value ...................................................                 --      $ 17,980,483                 --
                                                                              ===================================================
 Shares outstanding .....................................................                 --           938,423                 --
                                                                              ===================================================
 Net asset value and maximum offering price per share(a) ................                 --      $      19.16                 --
                                                                              ===================================================
ADVISOR CLASS:
 Net assets, at value ...................................................                 --                --       $ 19,716,101
                                                                              ===================================================
 Shares outstanding .....................................................                 --                --          1,925,462
                                                                              ===================================================
 Net asset value and maximum offering price per share ...................                 --                --       $      10.24
                                                                              ===================================================

(a) Redemption price is equal to net asset value less any applicable contingent deferred sales charge.


                    Semiannual Report | See notes to financial statements.  | 39

FRANKLIN INVESTORS SECURITIES TRUST

STATEMENTS OF OPERATIONS
for the six months ended April 30, 2004 (unaudited)

                                                                         ---------------------------------------------------------
                                                                                                                      FRANKLIN
                                                                             FRANKLIN                           SHORT-INTERMEDIATE
                                                                           CONVERTIBLE         FRANKLIN EQUITY    U.S. GOVERNMENT
                                                                         SECURITIES FUND         INCOME FUND      SECURITIES FUND
                                                                         ---------------------------------------------------------
Investment income:
 Dividends
  Unaffiliated issuers ............................................        $  6,745,441         $ 12,157,508         $         --
  Sweep money fund (Note 7) .......................................              48,513              128,719               19,810
 Interest .........................................................           3,470,314               10,108            6,104,276
                                                                         --------------------------------------------------------
      Total investment income .....................................          10,264,268           12,296,335            6,124,086
                                                                         --------------------------------------------------------
Expenses:
 Management fees (Note 3) .........................................           1,157,820            1,864,979              895,461
 Distribution fees (Note 3)
  Class A .........................................................             420,849              699,185              164,559
  Class B .........................................................                  --              244,097                   --
  Class C .........................................................             627,091              816,230                   --
  Class R .........................................................                  --               41,734                   --
 Transfer agent fees (Note 3) .....................................             264,626              729,999              214,789
 Custodian fees ...................................................               1,765                4,762                2,511
 Reports to shareholders ..........................................              57,206               43,161               10,541
 Registration and filing fees .....................................              33,965               66,649               25,902
 Professional fees ................................................              22,595               19,332                8,158
 Trustees' fees and expenses ......................................               5,972               15,294                6,851
 Other ............................................................              12,520               19,759                9,287
                                                                         --------------------------------------------------------
      Total expenses ..............................................           2,604,409            4,565,181            1,338,059
      Expenses paid indirectly (Note 4) ...........................                  (5)                  --                   --
                                                                         --------------------------------------------------------
        Net expenses ..............................................           2,604,404            4,565,181            1,338,059
                                                                         --------------------------------------------------------
          Net investment income ...................................           7,659,864            7,731,154            4,786,027
                                                                         --------------------------------------------------------
Realized and unrealized gains (losses):
 Net realized gain (loss) from:
  Investments .....................................................           8,470,853           29,611,423              428,497
  Foreign currency transactions ...................................                  --              (48,659)                  --
                                                                         --------------------------------------------------------
 Net realized gain (loss) .........................................           8,470,853           29,562,764              428,497
                                                                         --------------------------------------------------------
 Net unrealized appreciation (depreciation) on investments ........          33,656,929           22,455,889           (3,244,746)
                                                                         --------------------------------------------------------
Net realized and unrealized gain (loss) ...........................          42,127,782           52,018,653           (2,816,249)
                                                                         --------------------------------------------------------
Net increase (decrease) in net assets resulting from operations ...        $ 49,787,646         $ 59,749,807         $  1,969,778
                                                                         ========================================================


40 |  See notes to financial statements. | Semiannual Report

FRANKLIN INVESTORS SECURITIES TRUST

STATEMENTS OF CHANGES IN NET ASSETS
for the six months ended April 30, 2004 (unaudited) and the year ended October 31, 2003

                                                      -----------------------------------------------------------------------------
                                                      FRANKLIN CONVERTIBLE SECURITIES FUND         FRANKLIN EQUITY INCOME FUND
                                                      -----------------------------------------------------------------------------
                                                      SIX MONTHS ENDED       YEAR ENDED       SIX MONTHS ENDED        YEAR ENDED
                                                       APRIL 30, 2004     OCTOBER 31, 2003     APRIL 30, 2004      OCTOBER 31, 2003
                                                      -----------------------------------------------------------------------------
Increase (decrease) in net assets:
 Operations:
  Net investment income ..........................      $   7,659,864       $  12,489,881       $   7,731,154        $  13,573,455
  Net realized gain (loss) from investments
    and foreign currency transactions ............          8,470,853           4,871,224          29,562,764          (22,542,590)
  Net unrealized appreciation (depreciation)
    on investments ...............................         33,656,929          62,986,618          22,455,889          116,246,206
                                                      ----------------------------------------------------------------------------
  Net increase (decrease) in net assets
    resulting from operations ....................         49,787,646          80,347,723          59,749,807          107,277,071
  Distributions to shareholders from:
   Net investment income:
    Class A ......................................         (6,994,956)         (8,922,187)         (5,852,944)         (11,697,392)
    Class B ......................................                 --                  --            (333,237)            (570,443)
    Class C ......................................         (2,168,620)         (2,614,441)         (1,108,311)          (2,214,498)
    Class R ......................................                 --                  --            (153,866)            (217,044)
                                                      ----------------------------------------------------------------------------
 Total distributions to shareholders .............         (9,163,576)        (11,536,628)         (7,448,358)         (14,699,377)
 Capital share transactions: (Note 2)
    Class A ......................................         40,733,787          76,042,581          50,739,642           29,108,119
    Class B ......................................                 --                  --           6,544,541           16,524,096
    Class C ......................................         23,105,189          33,052,717           9,354,038           33,250,414
    Class R ......................................                 --                  --           2,229,322           10,281,063
                                                      ----------------------------------------------------------------------------
 Total capital share transactions ................         63,838,976         109,095,298          68,867,543           89,163,692
     Net increase (decrease) in net
     assets ......................................        104,463,046         177,906,393         121,168,992          181,741,386
Net assets:
 Beginning of period .............................        401,705,487         223,799,094         706,844,707          525,103,321
                                                      ----------------------------------------------------------------------------
 End of period ...................................      $ 506,168,533       $ 401,705,487       $ 828,013,699        $ 706,844,707
                                                      ============================================================================
Undistributed net investment income
 (distributions in excess of net investment
 income) included in net assets:
  End of period ..................................      $    (774,344)      $     729,368       $     360,051        $      77,255
                                                      ============================================================================


                                                         Semiannual Report  | 41

FRANKLIN INVESTORS SECURITIES TRUST

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED) for the six months ended April 30, 2004 (unaudited) and the year ended October 31, 2003

                                                                                            ----------------------------------------
                                                                                                  FRANKLIN SHORT-INTERMEDIATE
                                                                                                U.S. GOVERNMENT SECURITIES FUND
                                                                                            ----------------------------------------
                                                                                            SIX MONTHS ENDED           YEAR ENDED
                                                                                             APRIL 30, 2004         OCTOBER 31, 2003
                                                                                            ----------------------------------------
Increase (decrease) in net assets:
 Operations:
  Net investment income ............................................................          $   4,786,027           $   9,597,432
  Net realized gain (loss) from investments ........................................                428,497                 348,219
  Net unrealized appreciation (depreciation) on investments ........................             (3,244,746)             (3,757,205)
                                                                                            ---------------------------------------
     Net increase (decrease) in net assets resulting from operations ...............              1,969,778               6,188,446
  Distributions to shareholders from:
   Net investment income:
     Class A .......................................................................             (5,755,313)            (12,554,921)
     Advisor Class .................................................................               (320,675)               (438,650)
                                                                                            ---------------------------------------
 Total distributions to shareholders ...............................................             (6,075,988)            (12,993,571)
 Capital share transactions: (Note 2)
     Class A .......................................................................            (11,671,527)             49,767,205
     Advisor Class .................................................................              3,208,463               9,659,314
                                                                                            ---------------------------------------
 Total capital share transactions ..................................................             (8,463,064)             59,426,519
      Net increase (decrease) in net assets ........................................            (12,569,274)             52,621,394
Net assets:
 Beginning of period ...............................................................            355,592,077             302,970,683
                                                                                            ---------------------------------------
 End of period .....................................................................          $ 343,022,803           $ 355,592,077
                                                                                            =======================================
Distributions in excess of net investment income included in net assets:
 End of period .....................................................................          $  (2,864,573)          $  (1,574,612)
                                                                                            =======================================


42 |  See notes to financial statements. | Semiannual Report

FRANKLIN INVESTORS SECURITIES TRUST

NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

Franklin Investors Securities Trust (the Trust) is registered under the Investment Company Act of 1940 as an open-end investment company, consisting of six separate series. All funds included in this report (the Funds) are diversified. The investment objectives of the Funds included in this report are:

---------------------------------------------------------------------------------------------------
GROWTH AND INCOME                       INCOME
---------------------------------------------------------------------------------------------------
Franklin Convertible Securities Fund    Franklin Short-Intermediate U.S. Government Securities Fund
Franklin Equity Income Fund

The following summarizes the Funds' significant accounting policies.

A. SECURITY VALUATION

Securities listed or traded on a recognized national exchange are valued at the last reported sales price. Securities listed or traded on NASDAQ are valued at their official closing price. Over-the-counter securities and listed securities for which no sale is reported are valued within the range of the latest quoted bid and asked prices. Debt securities are valued by independent pricing services or market makers under procedures approved by the Board of Trustees. Foreign securities are valued at the close of trading of the foreign exchange or the NYSE, whichever is earlier. If events occur that materially affect the values of securities after the prices or foreign exchange rates are determined but prior to 4:00 p.m. Eastern time or the close of trading on the NYSE, whichever is earlier, or if market quotations are deemed not readily available or reliable, the securities will be valued at fair value as determined following procedures approved by the Board of Trustees. Investments in open-end mutual funds are valued at the closing net asset value.

B. FOREIGN CURRENCY TRANSLATION

Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the exchange rate of such currencies against U.S. dollars on the date of valuation. Purchases and sales of securities and income items denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The Funds do not separately report the effect of changes in foreign exchange rates from changes in market prices on securities held. Such changes are included in net realized and unrealized gain or loss from investments.

Realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions and the difference between the recorded amounts of dividends, interest, and foreign withholding taxes and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in foreign exchange rates on foreign denominated assets and liabilities other than investments in securities held at the end of the reporting period.


                                                         Semiannual Report  | 43

FRANKLIN INVESTORS SECURITIES TRUST

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

C. SECURITIES PURCHASED ON A WHEN-ISSUED, DELAYED DELIVERY, OR TBA BASIS

The Funds may purchase securities on a when-issued, delayed delivery, or to-be-announced (TBA) basis, with payment and delivery scheduled for a future date. These transactions are subject to market fluctuations and are subject to the risk that the value at delivery may be more or less than the trade date purchase price. Although the Funds will generally purchase these securities with the intention of holding the securities, they may sell the securities before the settlement date. Sufficient assets have been segregated for these securities.

D. FOREIGN CURRENCY CONTRACTS

When the Funds purchase or sell foreign securities they may enter into foreign exchange contracts to minimize foreign exchange risk from the trade date to the settlement date of the transactions. A foreign exchange contract is an agreement between two parties to exchange different currencies at an agreed upon exchange rate on a specified date. Realized and unrealized gains and losses on these contracts are included in the Statement of Operations.

The risks of these contracts include movement in the values of foreign currencies relative to the U.S. dollar and the possible inability of the counterparts to fulfill their obligations under the contracts.

E. INCOME TAXES

No provision has been made for income taxes because each fund's policy is to qualify as a regulated investment company under the Internal Revenue Code and to distribute substantially all of its taxable income.

F. SECURITY TRANSACTIONS, INVESTMENT INCOME, EXPENSES AND DISTRIBUTIONS

Security transactions are accounted for on trade date. Realized gains and losses on security transactions are determined on a specific identification basis. Interest income and estimated expenses are accrued daily. Discounts and premiums on securities purchased are amortized over the lives of the respective securities. Dividend income and distributions to shareholders are recorded on the ex-dividend date.

Common expenses incurred by the Trust are allocated among the Funds based on the ratio of net assets of each fund to the combined net assets. Other expenses are charged to each fund on a specific identification basis.

Realized and unrealized gains and losses and net investment income, other than class specific expenses, are allocated daily to each class of shares based upon the relative proportion of net assets of each class.


44 |  Semiannual Report

FRANKLIN INVESTORS SECURITIES TRUST

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

G. ACCOUNTING ESTIMATES

The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

H. GUARANTEES AND INDEMNIFICATIONS

Under the Funds' organizational documents, its officers and trustees are indemnified against certain liability arising out of the performance of their duties to the Funds. Additionally, in the normal course of business, the Funds enter into contracts with service providers that contain general indemnification clauses. The Funds' maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Funds that have not yet occurred. However, based on experience, the Funds expect the risk of loss to be remote.

2. SHARES OF BENEFICIAL INTEREST

The classes of shares offered within each of the Funds are indicated below. Each class of shares differs by its initial sales load, contingent deferred sales charges, distribution fees, voting rights on matters affecting a single class and its exchange privilege.

-----------------------------------------------------------------------------------------------------
                            CLASS A, CLASS B,
CLASS A & C                 CLASS C & CLASS R                        CLASS A & ADVISOR CLASS
-----------------------------------------------------------------------------------------------------
Franklin Convertible       Franklin Equity Income Fund               Franklin Short-Intermediate
 Securities Fund                                                      U.S. Government Securities Fund

At April 30, 2004, there were an unlimited number of shares authorized ($0.01 par value). Transactions in the Funds' shares were as follows:

                                                      ----------------------------------------------------------------------
                                                                   FRANKLIN                             FRANKLIN
                                                         CONVERTIBLE SECURITIES FUND               EQUITY INCOME FUND
                                                      ----------------------------------------------------------------------
                                                         SHARES              AMOUNT           SHARES               AMOUNT
                                                      ----------------------------------------------------------------------
CLASS A SHARES:
Six months ended April 30, 2004
 Shares sold ...............................            8,007,204         $ 120,219,566      4,789,061         $  91,623,355
 Shares issued in reinvestment of
  distributions ............................              345,564             5,029,699        250,360             4,748,505
 Shares redeemed ...........................           (5,643,671)          (84,515,478)    (2,385,495)          (45,632,218)
                                                      ----------------------------------------------------------------------
 Net increase (decrease) ...................            2,709,097         $  40,733,787      2,653,926         $  50,739,642
                                                      ======================================================================


                                                         Semiannual Report  | 45

FRANKLIN INVESTORS SECURITIES TRUST

2. SHARES OF BENEFICIAL INTEREST (CONTINUED)

                                                      -----------------------------------------------------------------------------
                                                                  FRANKLIN                                     FRANKLIN
                                                        CONVERTIBLE SECURITIES FUND                       EQUITY INCOME FUND
                                                      -----------------------------------------------------------------------------
                                                         SHARES               AMOUNT                 SHARES               AMOUNT
                                                      -----------------------------------------------------------------------------
CLASS A SHARES (CONTINUED)
Year ended October 31, 2003
 Shares sold ...............................           11,256,863         $ 145,859,512            11,298,885         $ 180,284,751
 Shares issued in reinvestment of
   distributions ...........................              504,562             6,335,608               597,653             9,606,078
 Shares redeemed ...........................           (5,999,503)          (76,152,539)           (9,976,374)          160,782,710)
                                                      -----------------------------------------------------------------------------
 Net increase (decrease) ...................            5,761,922         $  76,042,581             1,920,164         $  29,108,119
                                                      =============================================================================
CLASS B SHARES:
Six months ended April 30, 2004
 Shares sold ...............................                                                          547,696         $  10,419,782
 Shares issued in reinvestment of
   distributions ...........................                                                           14,943               282,131
 Shares redeemed ...........................                                                         (218,833)           (4,157,372)
                                                                                                   --------------------------------
 Net increase (decrease) ...................                                                          343,806         $   6,544,541
                                                                                                   ================================
Year ended October 31, 2003
 Shares sold ...............................                                                        1,345,074         $  21,727,612
 Shares issued in reinvestment of
   distributions ...........................                                                           30,616               492,323
 Shares redeemed ...........................                                                         (356,548)           (5,695,839)
                                                                                                   --------------------------------
 Net increase (decrease) ...................                                                        1,019,142         $  16,524,096
                                                                                                   ================================
CLASS C SHARES:

Six months ended April 30, 2004
 Shares sold ...............................            2,229,736         $  33,072,349             1,314,102         $  24,949,834
 Shares issued in reinvestment of
   distributions ...........................              107,531             1,556,161                50,746               958,104
 Shares redeemed ...........................             (776,961)          (11,523,321)             (869,526)          (16,553,900)
                                                      -----------------------------------------------------------------------------
 Net increase (decrease) ...................            1,560,306         $  23,105,189               495,322         $   9,354,038
                                                      =============================================================================
Year ended October 31, 2003
 Shares sold ...............................            3,399,887         $  43,091,311             3,246,754         $  52,596,093
 Shares issued in reinvestment of
   distributions ...........................              155,140             1,936,454               121,613             1,949,876
 Shares redeemed ...........................             (979,894)          (11,975,048)           (1,342,567)          (21,295,555)
                                                      -----------------------------------------------------------------------------
 Net increase (decrease) ...................            2,575,133         $  33,052,717             2,025,800         $  33,250,414
                                                      =============================================================================
CLASS R SHARES:
Six months ended April 30, 2004
 Shares sold ...............................                                                          196,884         $   3,786,956
 Shares issued in reinvestment of
   distributions ...........................                                                            8,077               153,334
 Shares redeemed ...........................                                                          (89,423)           (1,710,968)
                                                                                                   --------------------------------
 Net increase (decrease) ...................                                                          115,538         $   2,229,322
                                                                                                   ================================


46 |  Semiannual Report

FRANKLIN INVESTORS SECURITIES TRUST

2. SHARES OF BENEFICIAL INTEREST (CONTINUED)

                                                                                          ----------------------------------
                                                                                                        FRANKLIN
                                                                                                   EQUITY INCOME FUND
                                                                                          ----------------------------------
                                                                                              SHARES               AMOUNT
                                                                                          ----------------------------------
CLASS R SHARES (CONTINUED)
Year ended October 31, 2003
 Shares sold ...........................................................                      874,298          $  14,091,414
 Shares issued in reinvestment of distributions ........................                       13,290                216,695
 Shares redeemed .......................................................                     (248,834)            (4,027,046)
                                                                                          ----------------------------------
 Net increase (decrease) ...............................................                      638,754          $  10,281,063
                                                                                          ==================================

                                                                                          ----------------------------------
                                                                                              FRANKLIN SHORT-INTERMEDIATE
                                                                                                    U.S. GOVERNMENT
                                                                                                    SECURITIES FUND
                                                                                          ----------------------------------
                                                                                              SHARES               AMOUNT
                                                                                          ----------------------------------
CLASS A SHARES:
Six months ended April 30, 2004
 Shares sold ...........................................................                    5,569,577          $  57,893,408
 Shares issued in reinvestment of distributions ........................                      436,882              4,534,665
 Shares redeemed .......................................................                   (7,129,662)           (74,099,600)
                                                                                          ----------------------------------
 Net increase (decrease) ...............................................                   (1,123,203)         $ (11,671,527)
                                                                                          ==================================
Year ended October 31, 2003
 Shares sold ...........................................................                   19,477,005          $ 205,048,231
 Shares issued in reinvestment of distributions ........................                      926,126              9,732,587
 Shares redeemed .......................................................                  (15,707,474)          (165,013,613)
                                                                                          ----------------------------------
 Net increase (decrease) ...............................................                    4,695,657          $  49,767,205
                                                                                          ==================================
ADVISOR CLASS SHARES:
Six months ended April 30, 2004
 Shares sold ...........................................................                      468,926          $   4,868,775
 Shares issued in reinvestment of distributions ........................                       24,570                254,752
 Shares redeemed .......................................................                     (184,670)            (1,915,064)
                                                                                          ----------------------------------
 Net increase (decrease) ...............................................                      308,826          $   3,208,463
                                                                                          ==================================
Year ended October 31, 2003
 Shares sold ...........................................................                    1,128,128          $  11,826,979
 Shares issued in reinvestment of distributions ........................                       36,549                383,367
 Shares redeemed .......................................................                     (243,983)            (2,551,032)
                                                                                          ----------------------------------
 Net increase (decrease) ...............................................                      920,694          $   9,659,314
                                                                                          ==================================

3. TRANSACTIONS WITH AFFILIATES

Certain officers and trustees of the Funds are also officers and/or directors of the following entities:

------------------------------------------------------------------------------------------
ENTITY                                                             AFFILIATION
------------------------------------------------------------------------------------------
Franklin Advisers Inc. (Advisers)                                  Investment manager
Franklin Templeton Services LLC (FT Services)                      Administrative manager
Franklin/Templeton Distributors Inc. (Distributors)                Principal underwriter
Franklin/Templeton Investor Services LLC (Investor Services)       Transfer agent


                                                         Semiannual Report  | 47

FRANKLIN INVESTORS SECURITIES TRUST

3. TRANSACTIONS WITH AFFILIATES (CONTINUED)

The Funds pay an investment management fee to Advisers based on the month-end net assets of the Funds as follows:

--------------------------------------------------------------------------------
ANNUALIZED FEE RATE         NET ASSETS
--------------------------------------------------------------------------------
       .625%                First $100 million
       .500%                Over $100 million, up to and including $250 million
       .450%                In excess of $250 million

Under an agreement with Advisers, FT Services provides administrative services to the Funds. The fee is paid by Advisers based on average daily net assets, and is not an additional expense of the Funds.

The Funds reimburse Distributors for costs incurred in marketing the Funds' shares under a Rule 12b-1 plan up to a certain percentage per year of their average daily net assets of each class as follows:

                                                                    ------------------------------------------------------------
                                                                                                                   FRANKLIN
                                                                       FRANKLIN             FRANKLIN          SHORT-INTERMEDIATE
                                                                      CONVERTIBLE            EQUITY             U.S. GOVERNMENT
                                                                    SECURITIES FUND        INCOME FUND         SECURITIES FUND
                                                                    ------------------------------------------------------------
Class A ...................................................                 .25%                 .25%                    .10%
Class B ...................................................                  --                 1.00%                     --
Class C ...................................................                1.00%                1.00%                     --
Class R ...................................................                  --                  .50%                     --

Distributors has advised the Funds it paid net commissions on sales of the Funds' shares, and received contingent deferred sales charges for the period as follows:

                                                                    ------------------------------------------------------------
                                                                                                                   FRANKLIN
                                                                       FRANKLIN             FRANKLIN          SHORT-INTERMEDIATE
                                                                      CONVERTIBLE            EQUITY             U.S. GOVERNMENT
                                                                    SECURITIES FUND        INCOME FUND         SECURITIES FUND
                                                                    ------------------------------------------------------------
Net commissions paid ......................................            $207,305             $328,856                 $23,954
Contingent deferred sales charges .........................            $ 11,399             $ 63,238                 $ 6,610

The Funds paid transfer agent fees as noted in the Statement of Operations of which the following amounts were paid to Investor Services:

                                                                    ------------------------------------------------------------
                                                                                                                   FRANKLIN
                                                                       FRANKLIN             FRANKLIN          SHORT-INTERMEDIATE
                                                                      CONVERTIBLE            EQUITY             U.S. GOVERNMENT
                                                                    SECURITIES FUND        INCOME FUND         SECURITIES FUND
                                                                    ------------------------------------------------------------
Transfer agent fees .......................................            $146,143             $544,902                 $164,913


48 |  Semiannual Report

FRANKLIN INVESTORS SECURITIES TRUST

4. EXPENSE OFFSET ARRANGEMENT

The Funds have entered into an arrangement with their custodian whereby credits realized as a result of uninvested cash balances are used to reduce a portion of the Funds' custodian expenses. During the period ended April 30, 2004, the custodian fees were reduced as noted in the Statement of Operations.

5. INCOME TAXES

At October 31, 2003, the Funds had tax basis capital losses which may be carried over to offset future capital gains. Such losses expire as follows:

                                                         --------------------------------------------------------
                                                                                                    FRANKLIN
                                                             FRANKLIN          FRANKLIN        SHORT-INTERMEDIATE
                                                           CONVERTIBLE          EQUITY           U.S. GOVERNMENT
                                                         SECURITIES FUND     INCOME FUND        SECURITIES FUND
                                                         --------------------------------------------------------
Capital loss carryovers expiring in:
 2004                                                      $        --       $        --           $  300,618
 2007                                                               --                --               21,004
 2008                                                               --                --            2,364,551
 2009                                                               --                --                   --
 2010                                                       21,111,397        20,614,119                   --
 2011                                                               --        21,382,501            1,752,525
                                                         ----------------------------------------------------
                                                           $21,111,397       $41,996,620           $4,438,698
                                                         ====================================================

On October 31, 2003, the Franklin Short-Intermediate U.S. Government Securities Fund had expired capital loss carryovers of $3,564,637, which were reclassified to paid-in-capital.

Net investment income (loss) differs for financial statement and tax purposes primarily due to differing treatments of defaulted securities, foreign currency transactions, paydown losses and bond discounts and premiums.

Net realized gains/losses differ for financial statement and tax purposes primarily due to differing treatments of wash sales, foreign currency transactions, paydown losses and bond discounts and premiums.


                                                         Semiannual Report  | 49

FRANKLIN INVESTORS SECURITIES TRUST

5. INCOME TAXES (CONTINUED)

At April 30, 2004, the net unrealized appreciation (depreciation) based on the cost of investments for income tax purposes was as follows:

                                                                   --------------------------------------------------------------
                                                                                                                    FRANKLIN
                                                                       FRANKLIN                FRANKLIN        SHORT-INTERMEDIATE
                                                                     CONVERTIBLE                EQUITY           U.S. GOVERNMENT
                                                                   SECURITIES FUND           INCOME FUND         SECURITIES FUND
                                                                   --------------------------------------------------------------
Investments at cost .....................................           $ 448,888,825            $ 720,180,074         $ 342,138,728
                                                                   -------------------------------------------------------------
Unrealized appreciation .................................              73,711,821              114,382,007             2,595,360
Unrealized depreciation .................................             (12,971,521)             (10,992,617)           (3,036,033)
                                                                   -------------------------------------------------------------
Net unrealized appreciation (depreciation) ..............           $  60,740,300            $ 103,389,390         $    (440,673)
                                                                   =============================================================

6. INVESTMENT TRANSACTIONS

Purchases and sales of investments (excluding short-term securities) for the period ended April 30, 2004, were as follows:

                                                                   --------------------------------------------------------------
                                                                                                                    FRANKLIN
                                                                       FRANKLIN                FRANKLIN        SHORT-INTERMEDIATE
                                                                     CONVERTIBLE                EQUITY           U.S. GOVERNMENT
                                                                   SECURITIES FUND           INCOME FUND         SECURITIES FUND
                                                                   --------------------------------------------------------------
Purchases ...............................................           $ 122,754,914            $ 169,265,050         $ 144,058,505
Sales ...................................................           $  67,310,132            $ 116,217,432         $ 149,499,498

7. INVESTMENTS IN AFFILIATED MONEY MARKET PORTFOLIO

The Funds may invest in the Franklin Institutional Fiduciary Trust Money Market Portfolio (the Sweep Money Fund), an open-end investment company managed by Advisers. Management fees paid by the Funds are reduced on assets invested in the Sweep Money Fund, in an amount not to exceed the management fees paid by the Sweep Money Fund.

8. CREDIT RISK AND DEFAULTED SECURITIES

The Franklin Convertible Securities Fund has 21.73% of its portfolio invested in below investment grade and comparable quality unrated high yield securities, which tend to be more sensitive to economic conditions than higher rated securities. The risk of loss due to default by the issuer may be significantly greater for the holders of high yielding securities because such securities are generally unsecured and are often subordinated to other creditors of the issuer.

The Franklin Convertible Securities Fund held defaulted securities and/or other securities for which the income has been deemed uncollectible. At April 30, 2004, the value of these securities was $6,328,125, representing 1.25% of the fund's net assets. The fund discontinues accruing income on securities for which income has been deemed uncollectible and provides an estimate for losses on interest receivable. For information as to specific securities, see the accompanying Statement of Investments.


50 |  Semiannual Report

FRANKLIN INVESTORS SECURITIES TRUST

9. REGULATORY MATTERS

MASSACHUSETTS ADMINISTRATIVE PROCEEDING

On February 4, 2004, the Securities Division of the Office of the Secretary of the Commonwealth of Massachusetts filed an administrative complaint against Franklin Resources, Inc. and certain of its subsidiaries (the "Company") claiming violations of the Massachusetts Uniform Securities Act ("Massachusetts Act") with respect to an alleged arrangement to permit market timing (the "Mass. Proceeding"). On February 14, 2004, the Company filed an answer denying all violations of the Massachusetts Act.

GOVERNMENTAL INVESTIGATIONS

As part of ongoing investigations by the U.S. Securities and Exchange Commission
(SEC), the U.S. Attorney for the Northern District of California, the New York Attorney General, the California Attorney General, the U.S. Attorney for the District of Massachusetts, the Florida Department of Financial Services and the Commissioner of Securities, the West Virginia Attorney General and the Vermont Department of Banking, Insurance, Securities, and Health Care Administration, relating to certain practices in the mutual fund industry, including late trading, market timing and payments to securities dealers who sell Fund shares, the Company and its subsidiaries, as well as certain current or former executives and employees of the Company, have received requests for information and/or subpoenas to testify or produce documents. The Company and its current employees are providing documents and information in response to these requests and subpoenas. In addition, the Company has responded to requests for similar kinds of information from regulatory authorities in some of the foreign countries where the Company conducts its global asset management business.

The staff of the SEC has informed the Company that it intends to recommend that the SEC authorize a civil injunctive action against the Trust's investment manager. The SEC's investigation is focused on the activities that are the subject of the Mass. Proceeding described above and other instances of alleged market timing by a limited number of third parties that ended in 2000. The Company currently believes that the charges the SEC staff is contemplating are unwarranted. There are discussions underway with the SEC staff in an effort to resolve the issues raised in their investigation.

In response to requests for information and subpoenas from the SEC and the California Attorney General, the Company has provided documents and testimony has been taken relating to payments to security dealers who sell Fund shares. Effective November 28, 2003, the Company determined not to direct any further brokerage commissions where the allocation is based, not only on best execution, but also on the sale of Fund shares.


                                                         Semiannual Report  | 51

FRANKLIN INVESTORS SECURITIES TRUST

9. REGULATORY MATTERS (CONTINUED)

OTHER LEGAL PROCEEDINGS

The Trust, in addition to other entities within Franklin Templeton Investments, including the Company and certain of its subsidiaries, other funds, and current and former officers, employees, and directors have been named in multiple lawsuits in different federal courts in Nevada, California, Illinois, New York, New Jersey, and Florida, alleging violations of various federal securities laws and seeking, among other things, monetary damages and costs. Specifically, the lawsuits claim breach of duty with respect to alleged arrangements to permit market timing and/or late trading activity, or breach of duty with respect to the valuation of the portfolio securities of certain funds managed by Company subsidiaries, resulting in alleged market timing activity. The majority of these lawsuits duplicate, in whole or in part, the allegations asserted in the Mass. Proceeding detailed above. The lawsuits are styled as class actions or derivative actions.

In addition, the Company and its subsidiaries, as well as certain current and former officers, employees, and directors have been named in multiple lawsuits alleging violations of various securities laws and pendent state law claims relating to the disclosure of directed brokerage payments and payment of allegedly excessive commissions and advisory fees. These lawsuits are styled as class actions and derivative actions.

Management strongly believes that the claims made in each of these lawsuits are without merit and intends to vigorously defend against them.

The Company cannot predict with certainty the eventual outcome of the foregoing Mass. Proceeding, other governmental investigations or class actions or other lawsuits. The impact, if any, of these matters on the Trust is uncertain at this time. If the Company determines that it bears responsibility for any unlawful or inappropriate conduct that caused losses to the Trust, it is committed to making the Trust or its shareholders whole, as appropriate.


52 |  Semiannual Report

FRANKLIN INVESTORS SECURITIES TRUST

PROXY VOTING POLICIES AND PROCEDURES

The Fund has established Proxy Voting Policies and Procedures ("Policies") that the Fund uses to determine how to vote proxies relating to portfolio securities. Shareholders may view the Fund's complete Policies online at franklintempleton.com. Alternatively, shareholders may request copies of the Policies free of charge by calling the Proxy Group collect at 1-954/847-2268 or by sending a written request to: Franklin Templeton Companies, LLC, 500 East Broward Boulevard, Suite 1500, Fort Lauderdale, FL 33394, Attention: Proxy Group.


                                                         Semiannual Report  | 53

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

                      This page intentionally left blank.

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

LITERATURE REQUEST

For a brochure and prospectus, which contains more complete information, including charges, expenses and risks, call Franklin Templeton Investments at 1-800/DIAL BEN(R) (1-800/342-5236). Please read the prospectus carefully before investing or sending money. To ensure the highest quality of service, we may monitor, record and access telephone calls to or from our service departments. These calls can be identified by the presence of a regular beeping tone.

FRANKLIN TEMPLETON INVESTMENTS

INTERNATIONAL

Mutual European Fund
Templeton China World Fund
Templeton Developing Markets Trust
Templeton Foreign Fund
Templeton Foreign Smaller Companies Fund
Templeton International (Ex EM) Fund

GLOBAL

Franklin Global Aggressive Growth Fund
Franklin Global Growth Fund
Mutual Discovery Fund
Templeton Capital Accumulator Fund
Templeton Global Long-Short Fund
Templeton Global Opportunities Trust
Templeton Global Smaller Companies Fund
Templeton Growth Fund
Templeton World Fund

GROWTH

Franklin Aggressive Growth Fund
Franklin Capital Growth Fund
Franklin Flex Cap Growth Fund
Franklin Small-Mid Cap Growth Fund
Franklin Small Cap Growth Fund II(1)

VALUE

Franklin Balance Sheet Investment Fund(2)
Franklin Equity Income Fund
Franklin Large Cap Value Fund
Franklin MicroCap Value Fund(2)
Franklin Small Cap Value Fund
Mutual Beacon Fund
Mutual Qualified Fund
Mutual Recovery Fund(3)
Mutual Shares Fund

BLEND

Franklin Blue Chip Fund
Franklin Convertible Securities Fund
Franklin Growth Fund
Franklin Rising Dividends Fund
Franklin U.S. Long-Short Fund(4)

SECTOR

Franklin Biotechnology Discovery Fund
Franklin DynaTech Fund
Franklin Global Communications Fund
Franklin Global Health Care Fund
Franklin Gold and Precious Metals Fund
Franklin Natural Resources Fund
Franklin Real Estate Securities Fund
Franklin Utilities Fund
Franklin Technology Fund
Mutual Financial Services Fund

ASSET ALLOCATION

Franklin Templeton Corefolio Allocation Fund
Franklin Templeton Founding Funds Allocation Fund

TARGET FUNDS

Franklin Templeton Conservative Target Fund
Franklin Templeton Growth Target Fund
Franklin Templeton Moderate Target Fund

INCOME

Franklin Adjustable U.S. Government Securities Fund(5)
Franklin's AGE High Income Fund
Franklin Federal Money Fund(5), (6)
Franklin Floating Rate Daily Access Fund
Franklin Floating Rate Trust(3)
Franklin Income Fund
Franklin Money Fund(5), (6)
Franklin Short-Intermediate U.S. Government Securities Fund(5)
Franklin Strategic Income Fund
Franklin Strategic Mortgage Portfolio
Franklin Templeton Hard Currency Fund
Franklin Total Return Fund
Franklin U.S. Government Securities Fund(5)
Templeton Global Bond Fund

TAX-FREE INCOME(7)

NATIONAL FUNDS

Double Tax-Free Income Fund
Federal Tax-Free Income Fund
High Yield Tax-Free Income Fund
Insured Tax-Free Income Fund(8)
Tax-Exempt Money Fund(5), (6)

LIMITED-TERM FUNDS

California Limited-Term Tax-Free Income Fund
Federal Limited-Term Tax-Free Income Fund
New York Limited-Term Tax-Free Income Fund

INTERMEDIATE-TERM FUNDS

California Intermediate-Term Tax-Free Income Fund
Federal Intermediate-Term Tax-Free Income Fund
New York Intermediate-Term Tax-Free Income Fund

STATE-SPECIFIC(7)

Alabama
Arizona
California(9)
Colorado
Connecticut
Florida(9)
Georgia
Kentucky
Louisiana
Maryland
Massachusetts(8)
Michigan(8)
Minnesota(8)
Missouri
New Jersey
New York(9)
North Carolina
Ohio(8)
Oregon
Pennsylvania
Tennessee
Virginia

INSURANCE FUNDS

Franklin Templeton Variable Insurance
  Products Trust(10)

(1) The fund is closed to new investors. Existing shareholders can continue adding to their accounts.

(2) The fund is only open to existing shareholders as well as select retirement plans.

(3) The fund is a continuously offered, closed-end fund. Shares may be purchased daily; there is no daily redemption. However, each quarter, pending board approval, the fund will authorize the repurchase of 5%-25% of the outstanding number of shares. Investors may tender all or a portion of their shares during the tender period.

(4) Upon reaching approximately $350 million in assets, the fund intends to close to all investors.

(5) An investment in the fund is neither insured nor guaranteed by the U.S. government or by any other entity or institution.

(6) No assurance exists that the fund's $1.00 per share price will be maintained. It is possible to lose money by investing in the fund.

(7) For investors subject to the alternative minimum tax, a small portion of fund dividends may be taxable. Distributions of capital gains are generally taxable.

(8)   Portfolio of insured municipal securities.

(9) These funds are available in two or more variations, including long-term portfolios, portfolios of insured securities, a high-yield portfolio (CA) and limited-term, intermediate-term and money market portfolios (CA and NY).

(10) The funds of the Franklin Templeton Variable Insurance Products Trust are generally available only through insurance company variable contracts.

02/04                                          Not part of the semiannual report

       [LOGO](R)
FRANKLIN(R) TEMPLETON(R)              One Franklin Parkway
      INVESTMENTS                     San Mateo, CA 94403-1906

o     WANT TO RECEIVE THIS DOCUMENT FASTER VIA EMAIL?

      Eligible shareholders can sign up for eDelivery at franklintempleton.com. See inside for details.

SEMIANNUAL REPORT AND SHAREHOLDER LETTER

FRANKLIN INVESTORS
SECURITIES TRUST

INVESTMENT MANAGER

Franklin Advisers, Inc.

DISTRIBUTOR

Franklin Templeton Distributors, Inc.
1-800/DIAL BEN(R)
franklintempleton.com

SHAREHOLDER SERVICES

1-800/632-2301

Authorized for distribution only when accompanied or preceded by a prospectus. Investors should carefully consider a fund's investment goals, risks, charges and expenses before investing. The prospectus contains this and other information; please read it carefully before investing.

To ensure the highest quality of service, telephone calls to or from our service departments may be monitored, recorded and accessed. These calls can be identified by the presence of a regular beeping tone.

FIST1 S2004 06/04




















                                                                  APRIL 30, 2004


[GRAPHIC OMITTED]



                                                 Franklin Adjustable
                                                 U.S. Government Securities Fund

                                                 Franklin Floating Rate
                                                 Daily Access Fund

                                                 Franklin Total Return Fund


                    SEMIANNUAL REPORT AND SHAREHOLDER LETTER

                                    FRANKLIN
                           INVESTORS SECURITIES TRUST

INCOME

Want to receive this document FASTER via email?

Eligible shareholders can sign up for eDelivery at franklintempleton.com. See inside for details.

[GRAPHIC OMITTED]

                                 [LOGO OMITTED]
                            FRANKLIN(R) TEMPLETON(R)
                                   INVESTMENTS

                      FRANKLIN o Templeton o Mutual Series

Franklin Templeton Investments

GAIN FROM OUR PERSPECTIVE


Franklin Templeton's distinct multi-manager structure combines the specialized expertise of three world-class investment management groups--Franklin, Templeton and Mutual Series.

SPECIALIZED EXPERTISE

Each of our portfolio management groups operates autonomously, relying on its own research and staying true to the unique investment disciplines that underlie its success.

FRANKLIN. Founded in 1947, Franklin is a leader in tax-free investing and a driving force in fixed income investing around the globe. They also bring expertise in growth- and value-style U.S. equity investing.

TEMPLETON. Founded in 1940, Templeton pioneered international investing and, in 1954, launched what has become the industry's oldest global fund. Today, with research offices in over 25 countries, they offer investors the broadest global reach in the industry.

MUTUAL SERIES. Founded in 1949, Mutual Series is dedicated to a unique style of value investing, searching aggressively for opportunity among undervalued stocks, arbitrage situations and distressed companies.

TRUE DIVERSIFICATION

Because our management groups work independently and adhere to distinctly different investment approaches, Franklin, Templeton and Mutual Series funds typically have a low overlap of securities. That's why our funds can be used to build truly diversified portfolios covering every major asset class.

RELIABILITY YOU CAN TRUST

At Franklin Templeton Investments, we seek to consistently provide investors with exceptional risk-adjusted returns over the long term, as well as the reliable account services that have helped us become one of the most trusted names in financial services.


 MUTUAL FUNDS | RETIREMENT PLANS | 529 COLLEGE SAVINGS PLANS | SEPARATE ACCOUNTS

[GRAPHIC OMITTED]

Not part of the semiannual report

                     Contents



SHAREHOLDER LETTER .................................................           1


SEMIANNUAL REPORT

Franklin Adjustable
U.S. Government
Securities Fund ....................................................           3

Franklin Floating Rate
Daily Access Fund ..................................................           9

Franklin Total
Return Fund ........................................................          17

Financial Highlights and
Statements of Investments ..........................................          23

Financial Statements ...............................................          59

Notes to
Financial Statements ...............................................          64

Proxy Voting Policies
and Procedures .....................................................          92

--------------------------------------------------------------------------------

Semiannual Report


Franklin Adjustable
U.S. Government Securities Fund


YOUR FUND'S GOAL AND PRIMARY INVESTMENTS: Franklin Adjustable U.S. Government Securities Fund seeks to provide a high level of current income consistent with lower volatility of principal than a fund that invests in fixed-rate securities by investing in a portfolio consisting primarily of adjustable-rate U.S. government agency-issued or -guaranteed, mortgage-backed securities. 1


--------------------------------------------------------------------------------
PORTFOLIO BREAKDOWN
Franklin Adjustable U.S. Government Securities Fund
Based on Total Assets as of 4/30/04

[GRAPHIC OMITTED]
EDGAR REPRESENTATION OF DATA USED IN PRINTED GRAPHIC AS FOLLOWS:

FNMA ..........................................................            46.4%
FHLMC .........................................................            23.0%
GNMA ..........................................................            21.2%
Short-Term Investments & Other Net Assets .....................             9.4%
--------------------------------------------------------------------------------

We are pleased to bring you Franklin Adjustable U.S. Government Securities Fund's semiannual report covering the period ended April 30, 2004.



PERFORMANCE OVERVIEW

For the six months under review, Franklin Adjustable U.S. Government Securities Fund - Class A delivered a +0.93% cumulative total return. The Fund outperformed its benchmark, the Lehman Brothers Short U.S. Government 1-2 Year Index, which


1. The Fund invests all of its assets in the U.S. Government Adjustable Rate Mortgage Portfolio, a master portfolio whose investment goal is the same as the Fund's. Securities owned by the portfolio, but not shares of the Fund, are guaranteed by the U.S. government, its agencies or instrumentalities, as to the timely payment of principal and interest. Although U.S. government-sponsored entities may be chartered or sponsored by acts of Congress, their securities are neither insured nor guaranteed by the U.S. Treasury. Please refer to the Fund's prospectus for a detailed discussion regarding various levels of credit support for government agency or instrumentality securities. The Fund's yield and share price are not guaranteed and will fluctuate with market conditions.

THE DOLLAR VALUE, NUMBER OF SHARES OR PRINCIPAL AMOUNT, AND NAMES OF ALL PORTFOLIO HOLDINGS ARE LISTED IN THE FUND'S STATEMENT OF INVESTMENTS (SOI). THE SOI BEGINS ON PAGE 25.


                                                           Semiannual Report | 3
returned 0.54% for the same period. 2 You can find the Fund's long-term performance data in the Performance Summary beginning on page 7.


ECONOMIC AND MARKET OVERVIEW

For much of the six-month reporting period, many market analysts discussed the employment picture because job creation was slower than expected. However, job growth rose during March and April, as nonfarm payrolls added 625,000 jobs. 3 This important factor was one of many that helped lead to an interest rate rise over the period, and 2-, 3-, 5- and 10-year Treasury yields were up 46, 50, 36 and 20 basis points (100 basis points equal one percent), respectively.

Still, interest rates remained historically low. Relatively lower interest rates benefited consumers in the form of reduced mortgage refinancing and transaction costs during the period. This, combined with personal income tax reductions, helped improve consumers' net worths and spending ability, which supported economic growth.

Increases in business spending also helped economic growth. After having been largely absent since the end of 2000, business spending posted strong results for the final quarter of 2003 and the first quarter of 2004. Nonresidential investment spending rose at an annual rate of 5.8% in the first quarter of 2004. 4 Additionally, nonfarm productivity grew an annualized 3.8% in the first quarter of 2004, which helped businesses generate more goods and services without substantially raising inflation. 3

Although higher energy prices contributed to inflation, the core Consumer Price Index, which excludes food and energy, rose 1.8% for the year ended April 30, 2004. Expected inflation is a key determinant of interest rates, and the inflation increase helped contribute somewhat to the overall interest rate rise during the period.


2. Source: Standard & Poor's Micropal. The Lehman Brothers Short U.S. Government 1-2 Year Index includes fixed-rate debt issues rated investment grade or higher by Moody's, S&P or Fitch, in that order. All issues have between one and two years to maturity and an outstanding par value of at least $100 million for U.S. government issues. All returns are market value-weighted inclusive of accrued interest. The index includes issues of the U.S. government. Total return includes price appreciation/depreciation and income as a percentage of the original investment. The index is rebalanced monthly by market capitalization. The index is unmanaged. One cannot invest directly in an index, nor is an index representative of the Fund's portfolio.

3. Source: Bureau of Labor Statistics.

4. Source: Bureau of Economic Analysis.


4 | Semiannual Report

DIVIDEND DISTRIBUTIONS*
Franklin Adjustable U.S. Government Securities Fund
11/1/03-4/30/04

--------------------------------------------------------------------------------
                                                        DIVIDEND PER SHARE
                                                 -------------------------------
   MONTH                                            CLASS A            CLASS C
--------------------------------------------------------------------------------
   November                                      2.2763 cents       1.9658 cents
   December                                      2.5963 cents       2.2609 cents
   January                                       2.4054 cents       2.0974 cents
   February                                      2.3638 cents       2.0480 cents
   March                                         2.5787 cents       2.2469 cents
   April                                         2.2892 cents       1.9849 cents
--------------------------------------------------------------------------------
   TOTAL                                        14.5097 CENTS      12.6039 CENTS
--------------------------------------------------------------------------------


*Assumes shares were purchased and held for the entire accrual period. Since dividends accrue daily, your actual distributions will vary depending on the date you purchased your shares and any account activity. All Fund distributions will vary depending upon current market conditions, and past distributions are not indicative of future trends.


INVESTMENT STRATEGY

We employ a conservative strategy as we strive to produce consistent performance in a variety of interest rate climates. We invest primarily in seasoned adjustable-rate mortgage (ARM) securities, which tend to prepay at slower rates than newer-production ARMs that have not been through previous refinancing cycles. We choose securities using a value-oriented approach, emphasizing the bonds' economic fundamentals in relation to comparable securities as well as their historical prepayment performance.


MANAGER'S DISCUSSION

During the six months under review, income received on the Fund's underlying bonds was a better source of returns than bond prices. The Fund's Class A shares' 30-day standardized yield was 2.97% on April 30, 2004, compared with the 1.55% yield for a 1-year Treasury on the same date.

The Fund's Class A share price, as measured by net asset value, declined from $9.16 on October 31, 2003, to $9.10 on April 30, 2004. The bulk of that decline occurred in April as interest rates began to rise sharply. Surprisingly strong readings in March payroll employment and consumer prices contributed to bond price declines as many investors anticipated potential interest rate hikes by the Federal Reserve Board.


                                                           Semiannual Report | 5

During this semiannual period, we maintained a larger-than-normal cash position as a defensive measure during the bond sell-off.

Thank you for your continued participation in Franklin Adjustable U.S. Government Securities Fund. We look forward to serving your future investment needs.



[GRAPHIC OMITTED]

/s/ T. A. Coffey

T. Anthony Coffey, CFA



[GRAPHIC OMITTED]

/s/ Roger A. Bayston

Roger A. Bayston, CFA



[GRAPHIC OMITTED]

/s/ Paul W. Varunok

Paul W. Varunok

Portfolio Management Team
Franklin Adjustable U.S. Government Securities Fund


THIS DISCUSSION REFLECTS OUR ANALYSIS, OPINIONS AND PORTFOLIO HOLDINGS AS OF APRIL 30, 2004, THE END OF THE REPORTING PERIOD. THE WAY WE IMPLEMENT OUR MAIN INVESTMENT STRATEGIES AND THE RESULTING PORTFOLIO HOLDINGS MAY CHANGE DEPENDING ON FACTORS SUCH AS MARKET AND ECONOMIC CONDITIONS. THESE OPINIONS MAY NOT BE RELIED UPON AS INVESTMENT ADVICE OR AN OFFER FOR A PARTICULAR SECURITY. THE INFORMATION IS NOT A COMPLETE ANALYSIS OF EVERY ASPECT OF ANY MARKET, COUNTRY, INDUSTRY, SECURITY OR THE FUND. STATEMENTS OF FACT ARE FROM SOURCES CONSIDERED RELIABLE, BUT THE ADVISOR MAKES NO REPRESENTATION OR WARRANTY AS TO THEIR COMPLETENESS OR ACCURACY. ALTHOUGH HISTORICAL PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS, THESE INSIGHTS MAY HELP YOU UNDERSTAND OUR INVESTMENT MANAGEMENT PHILOSOPHY.


6 | Semiannual Report

Performance Summary as of 4/30/04

FRANKLIN ADJUSTABLE U.S. GOVERNMENT SECURITIES FUND


Your dividend income will vary depending on dividends or interest paid by securities in the Fund's portfolio, adjusted for operating expenses of each class. Capital gain distributions are net profits realized from the sale of portfolio securities. The performance table does not reflect any taxes due on Fund dividends, capital gain distributions, if any, or any realized gains on the sale of Fund shares. Total return reflects the Fund's dividend income, capital gain distributions, if any, and any unrealized gains or losses.



PRICE AND DISTRIBUTION INFORMATION


-------------------------------------------------------------------------------------------------
  CLASS A                                               CHANGE           4/30/04         10/31/03
-------------------------------------------------------------------------------------------------
  Net Asset Value (NAV)                                 -$0.06             $9.10            $9.16
  DISTRIBUTIONS (11/1/03-4/30/04)
  Dividend Income                     $0.145097

-------------------------------------------------------------------------------------------------
  CLASS C                                               CHANGE           4/30/04         10/31/03
-------------------------------------------------------------------------------------------------
  Net Asset Value (NAV)                                 -$0.06             $9.10            $9.16
  DISTRIBUTIONS (11/1/03-4/30/04)
  Dividend Income                     $0.126039
-------------------------------------------------------------------------------------------------

PERFORMANCE

CLASS A: 2.25% MAXIMUM INITIAL SALES CHARGE; CLASS C: 1% CONTINGENT DEFERRED SALES CHARGE IN FIRST YEAR ONLY. CUMULATIVE TOTAL RETURN EXCLUDES SALES CHARGES. AVERAGE ANNUAL AND AGGREGATE TOTAL RETURNS INCLUDE MAXIMUM SALES CHARGES.


-------------------------------------------------------------------------------------------------
  CLASS A                               6-MONTH         1-YEAR            5-YEAR          10-YEAR
-------------------------------------------------------------------------------------------------
  Cumulative Total Return 1              +0.93%         +0.89%           +22.41%          +60.00%
  Average Annual Total Return 2          -1.33%         -1.34%            +3.67%           +4.57%
  Avg. Ann. Total Return (3/31/04) 3                    -0.76%            +3.83%           +4.55%
     Distribution Rate 4                         2.99%
     30-Day Standardized Yield 5                 2.97%

-----------------------------------------------------------------------------------------------------
  CLASS C                                                                6-MONTH   INCEPTION (7/1/03)
-----------------------------------------------------------------------------------------------------
  Cumulative Total Return 1                                               +0.72%           +0.30%
  Aggregate Total Return 6                                                -0.27%           -0.68%
  Aggregate Total Return (3/31/04) 4, 6                                                    -0.35%
     Distribution Rate 4                         2.65%
     30-Day Standardized Yield 5                 2.64%
-----------------------------------------------------------------------------------------------------

PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE. ONGOING MARKET VOLATILITY CAN SIGNIFICANTLY AFFECT SHORT-TERM PERFORMANCE; MORE RECENT RETURNS MAY DIFFER FROM THOSE SHOWN. SINCE MARKETS CAN GO DOWN AS WELL AS UP, INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE WITH MARKET CONDITIONS, AND YOU MAY HAVE A GAIN OR LOSS WHEN YOU SELL YOUR SHARES.

FOR MOST RECENT MONTH-END PERFORMANCE, SEE "FUNDS AND PERFORMANCE" AT FRANKLINTEMPLETON.COM OR CALL 1-800/342-5236.


     Semiannual Report | Past performance does not guarantee future results. | 7

ENDNOTES


THE FUND'S YIELD AND SHARE PRICE ARE NOT GUARANTEED AND WILL VARY WITH MARKET CONDITIONS, INTEREST RATE MOVEMENTS AND UNSCHEDULED MORTGAGE PREPAYMENTS. THE FUND'S PROSPECTUS ALSO INCLUDES A DESCRIPTION OF THE MAIN INVESTMENT RISKS.


CLASS C: Prior to 1/1/04, these shares were offered with an initial sales charge; thus actual total returns would have differed. These shares have higher annual fees and expenses than Class A shares.


1. Cumulative total return represents the change in value of an investment over the periods indicated and does not include a sales charge.

2. Average annual total return represents the average annual change in value of an investment over the periods indicated and includes any current, applicable, maximum sales charge. Six-month return has not been annualized.

3. In accordance with SEC rules, we provide standardized average annual total return information through the latest calendar quarter.

4. Distribution rate is based on an annualization of the respective class's April dividend and the maximum offering price per share on 4/30/04.

5. Yield, calculated as required by the SEC, is based on the earnings of the Fund's portfolio for the 30 days ended 4/30/04.

6. Aggregate total return represents the change in value of an investment since inception. Since these shares have existed for less than one year, average annual total returns are not provided.


8 | Past performance does not guarantee future results. | Semiannual Report

Franklin Floating Rate Daily Access Fund


YOUR FUND'S GOAL AND PRIMARY INVESTMENTS: Franklin Floating Rate Daily Access Fund seeks to provide a high level of current income and, secondarily, preservation of capital by investing at least 80% of its net assets in senior secured corporate loans and corporate debt securities with floating interest rates.


This semiannual report for Franklin Floating Rate Daily Access Fund covers the period ended April 30, 2004.



PERFORMANCE OVERVIEW

For the six months under review, Franklin Floating Rate Daily Access Fund - Class A delivered a +2.20% cumulative total return. The Fund underperformed its benchmark, the Credit Suisse First Boston (CSFB) Leveraged Loan Index, which returned 3.62% for the same period. 1 You can find the Fund's long-term performance data in the Performance Summary beginning on page 14.


ECONOMIC AND MARKET OVERVIEW

For much of the six-month reporting period, many market analysts discussed the employment picture because job creation was slower than expected. However, job growth rose during March and April, as nonfarm payrolls added 625,000 jobs. 2 This important factor was one of many that helped lead to an interest rate rise over the period, and 2-, 3-, 5- and 10-year Treasury yields were up 46, 50, 36 and 20 basis points (100 basis points equal one percent), respectively.

Still, interest rates remained historically low. Relatively lower interest rates benefited consumers in the form of reduced mortgage refinancing and transaction costs during the period. This, combined with personal income tax reductions, helped improve consumers' net worths and spending ability, which supported economic growth.



1. Source: Standard & Poor's Micropal. The CSFB Leveraged Loan Index is designed to mirror the investable universe of the $US-denominated leveraged loan market. The index is unmanaged and includes reinvested interest. One cannot invest directly in an index, nor is an index representative of the Fund's portfolio.

2. Source: Bureau of Labor Statistics.

THE DOLLAR VALUE, NUMBER OF SHARES OR PRINCIPAL AMOUNT, AND NAMES OF ALL PORTFOLIO HOLDINGS ARE LISTED IN THE FUND'S STATEMENT OF INVESTMENTS (SOI). THE SOI BEGINS ON PAGE 30.


                                                           Semiannual Report | 9

--------------------------------------------------------------------------------
WHAT ARE SYNDICATED
BANK LOANS?
--------------------------------------------------------------------------------
Syndicated bank loans are typically insured, floating rate loans to corporate borrowers made by a group, or syndicate, of banks and other lenders. A group of lenders provides capital to companies for varied purposes, such as merger and acquisition activity, leveraged buyouts or refinancings. Borrowing rates are generally pegged to an index, such as LIBOR, the London InterBank Offered Rate.
--------------------------------------------------------------------------------


Increases in business spending also helped economic growth. After having been largely absent since the end of 2000, business spending posted strong results for the final quarter of 2003 and the first quarter of 2004. Nonresidential investment spending rose at an annual rate of 5.8% in the first quarter of 2004. 3 Additionally, nonfarm productivity grew an annualized 3.8% in the first quarter of 2004, which helped businesses generate more goods and services without substantially raising inflation. 2

Although higher energy prices contributed to inflation, the core Consumer Price Index, which excludes food and energy, rose 1.8% for the year ended April 30, 2004. Expected inflation is a key determinant of interest rates, and the inflation increase helped contribute somewhat to the overall interest rate rise during the period.

During the period under review, the syndicated bank loan market was strong, as improving credit quality and low interest rates kept investor demand high. Much of this robust performance occurred from November 2003 through January 2004, with more modest returns during the final three months of the reporting period. Due to the significant demand for loans, market prices for loans remained at premiums.

The 3-month LIBOR rate remained relatively unchanged at historically low levels, starting the period at 1.17% and ending at 1.18%. 4 The syndicated bank loan market favored borrowers, as a result of the supply-demand imbalance. Strong demand by lenders enabled borrowers to reduce interest coupons on their loans and negotiate for more favorable borrowing terms in the credit agreements that govern syndicated loans. Borrowers took advantage of a strong bank loan market to refinance their existing debt at lower rates or to raise additional capital for mergers, acquisitions and other general corporate purposes. Consequently, overall yields in the leveraged loan asset class also remained at historical lows, due to the low LIBOR rate as well as a lower average spread above LIBOR. The average yield spread above LIBOR for loans declined during the period in this market environment.



3. Source: Bureau of Economic Analysis.

4. Source: British Bankers' Association.


10 | Semiannual Report

DIVIDEND DISTRIBUTIONS*
Franklin Floating Rate Daily Access Fund
11/1/03-4/30/04

--------------------------------------------------------------------------------
                                         DIVIDEND PER SHARE
                    ------------------------------------------------------------
   MONTH               CLASS A        CLASS B         CLASS C      ADVISOR CLASS
--------------------------------------------------------------------------------
   November         2.6213 cents    2.1048 cents    2.3205 cents    2.8024 cents
   December         2.8514 cents    2.1538 cents    2.4109 cents    3.1041 cents
   January          2.4997 cents    1.9239 cents    2.1065 cents    2.7179 cents
   February         2.2078 cents    1.6563 cents    1.8714 cents    2.3979 cents
   March            2.4089 cents    1.7135 cents    2.0481 cents    2.6586 cents
   April            2.3517 cents    1.7694 cents    2.0195 cents    2.5592 cents
--------------------------------------------------------------------------------
   TOTAL           14.9408 CENTS   11.3217 CENTS   12.7769 CENTS   16.2401 CENTS
--------------------------------------------------------------------------------


*Assume shares were purchased and held for the entire accrual period. Since dividends accrue daily, your actual distributions will vary depending on the date you purchased your shares and any account activity. All Fund distributions will vary depending upon current market conditions, and past distributions are not indicative of future trends.



Much of the strong demand for loans was due to a favorable outlook for loans, with loan default rates down to five-year lows during the reporting period. With the federal funds target rate at its lowest level in more than four decades, many investors anticipated rising rates as seen in the federal funds futures market toward period-end.

Many loan investors were also taking comfort in the favorable loan outlook and a positive outlook for credit fundamentals as most economic figures showed marked improvement in the overall domestic economy as Standard & Poor's expected loan default rates to continue to decline this year.



INVESTMENT STRATEGY

We use credit analysis to select corporate loan and corporate debt securities that meet our criteria. We seek to invest in companies with the ability to generate substantial free cash flow, that are in industries with strong barriers to entry, and that possess significant asset coverage and collateral for our debt. We also prefer companies with dominant market shares, strong management teams and stable growth prospects, according to our analysis.


                                                          Semiannual Report | 11

TOP 10 HOLDINGS
Franklin Floating Rate Daily Access Fund
4/30/04

--------------------------------------------------------------------------------
  COMPANY                                                             % OF TOTAL
  SECTOR/INDUSTRY                                                     NET ASSETS
--------------------------------------------------------------------------------
Warner Music                                                                1.0%
 MOVIES & ENTERTAINMENT
Ionics Inc.                                                                 1.0%
 INDUSTRIAL SPECIALTIES
Peabody Energy Corp.                                                        1.0%
 COAL
Yellow Corp.                                                                0.9%
 TRUCKING
Cinram International                                                        0.9%
 MOVIES & ENTERTAINMENT
Paxson Communications Corp.                                                 0.9%
 BROADCASTING
Adams Outdoor Advertising Inc.                                              0.9%
 ADVERTISING & MARKETING SERVICES
Grapeclose Ltd. (Inmarsat)                                                  0.9%
 CABLE & SATELLITE TELEVISION
BRP Holdings LP                                                             0.9%
 RECREATIONAL PRODUCTS
Rainbow Media Holdings Inc.                                                 0.9%
 MOVIES & ENTERTAINMENT
--------------------------------------------------------------------------------



MANAGER'S DISCUSSION

Due to the significant demand for loans, market prices for loans remained at premiums, aiding the Fund's overall returns.

We continued to remain selective in our loan selection process, focusing on companies that fit our investment strategy. Given the strength of the bank loan secondary market, the primary syndicated market was the source of many of our purchases. For example, we purchased the senior secured loan of VWR International, which funded the acquisition of the company from Merck by Clayton Dubilier & Rice. VWR is a leading global distributor of research laboratory supplies to major companies as well as universities and research institutes. We found the loan attractive due to the company's leading market position, including its number one European market share and number two U.S. market share. In addition, we like VWR's recurring, stable cash flows, which help it effectively service its debt.

We also accrued a large position in the bank debt of Peabody Energy, the world's largest private-sector coal producer. In 2002, Peabody fueled the generation of more than 9% of all U.S. electricity. Recent performance was strong, as the recovering worldwide economy increased coal demand for electricity generation and steel production. With majority interests in 33 U.S. and Australian coal operations, Peabody holds the largest market share in three of the four primary U.S. coal producing regions.

We also purchased the loans of Yellow Roadway during the period under review. Formed in late 2003 from the acquisition of Roadway by rival Yellow, the company is the largest less-than-truckload (LTL) transportation company in the U.S. LTL trucking involves consolidating freight from multiple customers into one trailer, providing opportunities to maximize efficiency through logistics. The company's fleet operates all across North America using a network of more than 700 terminals. Recent performance has been strong due to the rebounding economy, which in turn increased demand for transportation services.

Finally, we bought the bank debt of Dobson Cellular, a leading provider of wireless phone services to rural U.S. markets. During the period, Dobson reported revenues and earnings that were below expectations due to lower roaming revenues and customer losses amid competitive pressures. With the disappointing earnings release, Dobson's bank debt experienced a slight price decline but still remained close to its par value, as some investors remained favorable on the credit. One of the main reasons for the Fund's underperformance over the period was our underweighted position, relative to the CSFB Leveraged Loan Index, in lower-rated and distressed securities, which experienced sharp appreciation as the credit cycle improved.


12 | Semiannual Report

Thank you for your continued participation in Franklin Floating Rate Daily Access Fund. We look forward to serving your future investment needs.



/s/ Richard S. Hsu

Richard S. Hsu, CFA



/s/ Madeline Lam

Madeline Lam



/s/ Matthew W. Gregory

Matthew W. Gregory, CFA

Portfolio Managers
Franklin Floating Rate Daily Access Fund



THIS DISCUSSION REFLECTS OUR ANALYSIS, OPINIONS AND PORTFOLIO HOLDINGS AS OF APRIL 30, 2004, THE END OF THE REPORTING PERIOD. THE WAY WE IMPLEMENT OUR MAIN INVESTMENT STRATEGIES AND THE RESULTING PORTFOLIO HOLDINGS MAY CHANGE DEPENDING ON FACTORS SUCH AS MARKET AND ECONOMIC CONDITIONS. THESE OPINIONS MAY NOT BE RELIED UPON AS INVESTMENT ADVICE OR AN OFFER FOR A PARTICULAR SECURITY. THE INFORMATION IS NOT A COMPLETE ANALYSIS OF EVERY ASPECT OF ANY MARKET, COUNTRY, INDUSTRY, SECURITY OR THE FUND. STATEMENTS OF FACT ARE FROM SOURCES CONSIDERED RELIABLE, BUT THE ADVISOR MAKES NO REPRESENTATION OR WARRANTY AS TO THEIR COMPLETENESS OR ACCURACY. ALTHOUGH HISTORICAL PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS, THESE INSIGHTS MAY HELP YOU UNDERSTAND OUR INVESTMENT MANAGEMENT PHILOSOPHY.


                                                          Semiannual Report | 13

Performance Summary as of 4/30/04

FRANKLIN FLOATING RATE DAILY ACCESS FUND


Your dividend income will vary depending on dividends or interest paid by securities in the Fund's portfolio, adjusted for operating expenses of each class. Capital gain distributions are net profits realized from the sale of portfolio securities. The performance table does not reflect any taxes due on Fund dividends, capital gain distributions, if any, or any realized gains on the sale of Fund shares. Total return reflects the Fund's dividend income, capital gain distributions, if any, and any unrealized gains or losses.



PRICE AND DISTRIBUTION INFORMATION


-------------------------------------------------------------------------------------------------
  CLASS A                                               CHANGE           4/30/04         10/31/03
-------------------------------------------------------------------------------------------------
  Net Asset Value (NAV)                                 +$0.07            $10.10           $10.03
  DISTRIBUTIONS (11/1/03-4/30/04)
  Dividend Income                     $0.149408

  CLASS B                                               CHANGE           4/30/04         10/31/03
  Net Asset Value (NAV)                                 +$0.07            $10.09           $10.02
  DISTRIBUTIONS (11/1/03-4/30/04)
  Dividend Income                     $0.113217

  CLASS C                                               CHANGE           4/30/04         10/31/03
  Net Asset Value (NAV)                                 +$0.07            $10.10           $10.03
  DISTRIBUTIONS (11/1/03-4/30/04)
  Dividend Income                     $0.127769

  ADVISOR CLASS                                         CHANGE           4/30/04         10/31/03
  Net Asset Value (NAV)                                 +$0.07            $10.11           $10.04
  DISTRIBUTIONS (11/1/03-4/30/04)
  Dividend Income                     $0.162401


14 | Past performance does not guarantee future results. | Semiannual Report

PERFORMANCE

CLASS A: 2.25% MAXIMUM INITIAL SALES CHARGE; CLASS B: CONTINGENT DEFERRED SALES CHARGE (CDSC) DECLINING FROM 4% TO 0% OVER SIX YEARS, AND ELIMINATED THEREAFTER; CLASS C: 1% CDSC IN FIRST YEAR ONLY. CUMULATIVE TOTAL RETURN EXCLUDES SALES CHARGES. AVERAGE ANNUAL TOTAL RETURNS INCLUDE MAXIMUM SALES CHARGES.


-----------------------------------------------------------------------------------------------------
  CLASS A                                              6-MONTH            1-YEAR   INCEPTION (5/1/01)
-----------------------------------------------------------------------------------------------------
  Cumulative Total Return 1                             +2.20%            +5.77%          +14.83%
  Average Annual Total Return 2                         -0.09%            +3.36%           +3.93%
  Avg. Ann. Total Return (3/31/04) 3                                      +3.79%           +3.92%
     Distribution Rate 4                  2.77%
     30-Day Standardized Yield 5          2.39%

  CLASS B                                              6-MONTH            1-YEAR   INCEPTION (5/1/01)
  Cumulative Total Return 1                             +1.84%            +4.93%          +12.53%
  Average Annual Total Return 2                         -2.16%            +0.93%           +3.08%
  Avg. Ann. Total Return (3/31/04) 3                                      +1.37%           +3.07%
     Distribution Rate 4                  2.13%
     30-Day Standardized Yield 5          1.75%

  CLASS C                                              6-MONTH            1-YEAR   INCEPTION (5/1/01)
  Cumulative Total Return 1                             +1.98%            +5.32%          +13.55%
  Average Annual Total Return 2                         +0.98%            +4.32%           +4.33%
  Avg. Ann. Total Return (3/31/04) 3                                      +4.71%           +4.35%
     Distribution Rate 4                  2.43%
     30-Day Standardized Yield 5          2.05%

  ADVISOR CLASS                                        6-MONTH            1-YEAR   INCEPTION (5/1/01)
  Cumulative Total Return 1                             +2.23%            +5.94%          +15.68%
  Average Annual Total Return 2                         +2.23%            +5.94%           +4.98%
  Avg. Ann. Total Return (3/31/04) 3                                      +6.38%           +5.00%
     Distribution Rate 4                  3.08%
     30-Day Standardized Yield 5          2.69%
-----------------------------------------------------------------------------------------------------

PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE. ONGOING MARKET VOLATILITY CAN SIGNIFICANTLY AFFECT SHORT-TERM PERFORMANCE; MORE RECENT RETURNS MAY DIFFER FROM THOSE SHOWN. SINCE MARKETS CAN GO DOWN AS WELL AS UP, INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE WITH MARKET CONDITIONS, AND YOU MAY HAVE A GAIN OR LOSS WHEN YOU SELL YOUR SHARES.

FOR MOST RECENT MONTH-END PERFORMANCE, SEE "FUNDS AND PERFORMANCE" AT FRANKLINTEMPLETON.COM OR CALL 1-800/342-5236.


    Semiannual Report | Past performance does not guarantee future results. | 15

ENDNOTES


THE FUND IS NON-DIVERSIFIED, WHICH MEANS IT MAY BE MORE SUSCEPTIBLE TO ADVERSE ECONOMIC, POLITICAL OR REGULATORY DEVELOPMENTS, WHICH ARE DESCRIBED IN THE FUND'S PROSPECTUS. THE LOANS IN WHICH THE FUND INVESTS TEND TO BE RATED BELOW INVESTMENT GRADE. THE RISKS ASSOCIATED WITH HIGHER-YIELDING, LOWER-RATED SECURITIES INCLUDE A HIGHER RISK OF DEFAULT AND LOSS OF PRINCIPAL. THIS RISK MAY BE HEIGHTENED BY A SLOWDOWN IN THE ECONOMY. THE FUND'S PROSPECTUS ALSO INCLUDES A DESCRIPTION OF THE MAIN INVESTMENT RISKS.


CLASS B: These shares have higher annual fees and expenses than Class A shares.

CLASS C: Prior to 1/1/04, these shares were offered with an initial sales charge; thus actual total returns would have differed. These shares have higher annual fees and expenses than Class A shares.

ADVISOR CLASS:  Shares are available to certain eligible investors as described in the prospectus.


1. Cumulative total return represents the change in value of an investment over the periods indicated and does not include a sales charge.

2. Average annual total return represents the average annual change in value of an investment over the periods indicated and includes any current, applicable, maximum sales charge. Six-month return has not been annualized.

3. In accordance with SEC rules, we provide standardized average annual total return information through the latest calendar quarter.

4. Distribution rate is based on an annualization of the respective class's April dividend and the maximum offering price per share on 4/30/04.

5. Yield, calculated as required by the SEC, is based on the earnings of the Fund's portfolio for the 30 days ended 4/30/04.


16 | Past performance does not guarantee future results. | Semiannual Report

Franklin Total Return Fund


YOUR FUND'S GOALS AND PRIMARY INVESTMENTS: Franklin Total Return Fund seeks to provide investors with a high level of income consistent with preservation of capital. Capital appreciation over the long term is a secondary goal. The Fund invests at least 85% of net assets in investment-grade fixed income securities and financial futures contracts, or options on such contracts, on U.S. Treasury securities. The Fund focuses on government and corporate debt securities and mortgage and asset-backed securities.


PORTFOLIO BREAKDOWN
Franklin Total Return Fund
Based on Total Investments
--------------------------------------------------------------------------------
  SECTOR                                                 4/30/04       10/31/03
--------------------------------------------------------------------------------
Mortgage-Backed
Securities                                                 31.4%          34.9%

Corporate Bonds                                            29.6%          34.5%

U.S. Government and
Agency Securities                                          14.1%           8.5%

Asset-Backed Securities                                     7.3%           9.9%

Foreign Government
Securities                                                  6.5%           6.0%

Municipal Bonds                                             1.9%           0.7%

Senior Floating Rate                                        1.6%           1.3%

Preferred Stocks                                            0.1%           0.1%

Short-Term Investments                                      7.5%           4.1%
--------------------------------------------------------------------------------



We are pleased to bring you Franklin Total Return Fund's semiannual report covering the period ended April 30, 2004.


PERFORMANCE OVERVIEW

For the six months under review, Franklin Total Return Fund - Class A delivered a +2.17% cumulative total return. The Fund outperformed its benchmark, the Lehman Brothers U.S. Universal Index, which returned 1.53% for the same period. 1 You can find the Fund's long-term performance data in the Performance Summary beginning on page 20.


ECONOMIC AND MARKET OVERVIEW

For much of the six-month reporting period, many market analysts discussed the employment picture because job creation was slower than expected. However, job growth rose during March and April, as nonfarm payrolls added 625,000 jobs. 2 This important factor was one of many that helped lead to an interest rate rise over the period, and 2-, 3-, 5- and 10-year Treasury yields were up 46, 50, 36 and 20 basis points (100 basis points equal one percent), respectively.

Still, interest rates remained historically low. Relatively lower interest rates benefited consumers in the form of reduced mortgage refinancing and transaction costs during the period. This, combined with personal income tax reductions, helped improve consumers' net worths and spending ability, which supported economic growth.


1. Source: Standard & Poor's Micropal. The Lehman Brothers U.S. Universal Index is designed to capture the entire portfolio management choice set of fixed income securities issued in U.S. dollars, including those found in the Lehman Brothers U.S. Aggregate Index, as well as high yield corporate bonds and dollar-denominated Eurobonds and emerging market debt. The index is unmanaged and includes reinvested interest. One cannot invest directly in an index, nor is an index representative of the Fund's portfolio.

2. Source: Bureau of Labor Statistics.

THE DOLLAR VALUE, NUMBER OF SHARES OR PRINCIPAL AMOUNT, AND NAMES OF ALL PORTFOLIO HOLDINGS ARE LISTED IN THE FUND'S STATEMENT OF INVESTMENTS (SOI). THE SOI BEGINS ON PAGE 47.


                                                          Semiannual Report | 17

DIVIDEND DISTRIBUTIONS*
Franklin Total Return Fund
11/1/03-4/30/04
--------------------------------------------------------------------------------
                                        DIVIDEND PER SHARE (CENTS)
                        --------------------------------------------------------
  MONTH                   CLASS A   CLASS B    CLASS C    CLASS R  ADVISOR CLASS
--------------------------------------------------------------------------------
  November                4.0217     3.7140     3.7081    3.8392       4.2213
  December                4.5854     4.2167     4.2241    4.3510       4.8233
  January                 4.0671     3.7315     3.7300    3.8630       4.2852
  February                3.9459     3.6364     3.6180    3.7471       4.1477
  March                   4.3336     3.9580     3.9538    4.0965       4.5707
  April                   3.9679     3.6341     3.6325    3.7596       4.1819
--------------------------------------------------------------------------------
  TOTAL                  24.9216    22.8907    22.8665   23.6564      26.2301
--------------------------------------------------------------------------------

*Assume shares were purchased and held for the entire accrual period. Since dividends accrue daily, your actual distributions will vary depending on the date you purchased your shares and any account activity. All Fund distributions will vary depending upon current market conditions, and past distributions are not indicative of future trends.


Increases in business spending also helped economic growth. After having been largely absent since the end of 2000, business spending posted strong results for the final quarter of 2003 and the first quarter of 2004. Nonresidential investment spending rose at an annual rate of 5.8% in the first quarter of 2004. 3 Additionally, nonfarm productivity grew an annualized 3.8% in the first quarter of 2004, which helped businesses generate more goods and services without substantially raising inflation. 2

Although higher energy prices contributed to inflation, the core Consumer Price Index, which excludes food and energy, rose 1.8% for the year ended April 30, 2004. Expected inflation is a key determinant of interest rates, and the inflation increase helped contribute somewhat to the overall interest rate rise during the period.


INVESTMENT STRATEGY

We seek to invest in a combination of fixed income securities, primarily from across the investment-grade debt universe. We analyze securities using proprietary and non-proprietary research to help us identify attractive investment opportunities, across the entire fixed income opportunity set, on a relative basis. The Fund may also invest up to 15% of its total assets in non-investment grade debt securities.


3. Source: Bureau of Economic Analysis.


18 | Semiannual Report

MANAGER'S DISCUSSION

During the six months under review, our commitment to the Fund's investment strategy helped provide attractive returns. We remained diligent in executing our strategy to uncover value across the entire fixed income opportunity set. Valuations across the corporate credit sector continued to be attractive, although we examined purchases and holdings closely as yield spreads narrowed. We held a substantial portion of the Fund's portfolio in the corporate credit sectors, and looked to our allocations relative to the benchmark Lehman Brothers U.S. Universal Index to decide where we would like to take incremental risk.

In line with the Fund's strategy, we also continued to invest in the international and non-dollar bond sectors to add incremental risk, as we believed appropriate. The Fund benefited from these allocations as global currencies strengthened relative to the U.S. dollar over the reporting period. We also continued to invest a portion of the Fund in agency mortgage-backed securities and debentures, as their risk-adjusted returns remained attractive compared to other asset classes. Additionally, we looked at some higher quality, mortgage-related asset-backed securities, particularly in the home equity loan sector. These securities helped support the Fund's overall yield as they typically offer a yield premium over their government-guaranteed counterparts.

Thank you for your continued participation in Franklin Total Return Fund. We look forward to serving your future investment needs.


[GRAPHIC OMITTED]

/s/ Roger A. Bayston
--------------------
Roger A. Bayston, CFA
Portfolio Manager
Franklin Total Return Fund


THIS DISCUSSION REFLECTS OUR ANALYSIS, OPINIONS AND PORTFOLIO HOLDINGS AS OF APRIL 30, 2004, THE END OF THE REPORTING PERIOD. THE WAY WE IMPLEMENT OUR MAIN INVESTMENT STRATEGIES AND THE RESULTING PORTFOLIO HOLDINGS MAY CHANGE DEPENDING ON FACTORS SUCH AS MARKET AND ECONOMIC CONDITIONS. THESE OPINIONS MAY NOT BE RELIED UPON AS INVESTMENT ADVICE OR AN OFFER FOR A PARTICULAR SECURITY. THE INFORMATION IS NOT A COMPLETE ANALYSIS OF EVERY ASPECT OF ANY MARKET, COUNTRY, INDUSTRY, SECURITY OR THE FUND. STATEMENTS OF FACT ARE FROM SOURCES CONSIDERED RELIABLE, BUT THE ADVISOR MAKES NO REPRESENTATION OR WARRANTY AS TO THEIR COMPLETENESS OR ACCURACY. ALTHOUGH HISTORICAL PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS, THESE INSIGHTS MAY HELP YOU UNDERSTAND OUR INVESTMENT MANAGEMENT PHILOSOPHY.


                                                          Semiannual Report | 19

Performance Summary as of 4/30/04

FRANKLIN TOTAL RETURN FUND


Your dividend income will vary depending on dividends or interest paid by securities in the Fund's portfolio, adjusted for operating expenses of each class. Capital gain distributions are net profits realized from the sale of portfolio securities. The performance table does not reflect any taxes due on Fund dividends, capital gain distributions, if any, or any realized gains on the sale of Fund shares. Total return reflects the Fund's dividend income, capital gain distributions, if any, and any unrealized gains or losses.


PRICE AND DISTRIBUTION INFORMATION

-------------------------------------------------------------------------------------------------
  CLASS A                                               CHANGE           4/30/04         10/31/03
-------------------------------------------------------------------------------------------------
  Net Asset Value (NAV)                                 -$0.04            $10.02           $10.06
  DISTRIBUTIONS (11/1/03-4/30/04)
  Dividend Income                     $0.249216
-------------------------------------------------------------------------------------------------
  CLASS B                                               CHANGE           4/30/04         10/31/03
-------------------------------------------------------------------------------------------------
  Net Asset Value (NAV)                                 -$0.04            $10.01           $10.05
  DISTRIBUTIONS (11/1/03-4/30/04)
  Dividend Income                     $0.228907
-------------------------------------------------------------------------------------------------
  CLASS C                                               CHANGE           4/30/04         10/31/03
-------------------------------------------------------------------------------------------------
  Net Asset Value (NAV)                                 -$0.04            $10.01           $10.05
  DISTRIBUTIONS (11/1/03-4/30/04)
  Dividend Income                     $0.228665
-------------------------------------------------------------------------------------------------
  CLASS R                                               CHANGE           4/30/04         10/31/03
-------------------------------------------------------------------------------------------------
  Net Asset Value (NAV)                                 -$0.04            $10.01           $10.05
  DISTRIBUTIONS (11/1/03-4/30/04)
  Dividend Income                     $0.236564
-------------------------------------------------------------------------------------------------
  ADVISOR CLASS                                         CHANGE           4/30/04         10/31/03
-------------------------------------------------------------------------------------------------
  Net Asset Value (NAV)                                 -$0.04            $10.03           $10.07
  DISTRIBUTIONS (11/1/03-4/30/04)
  Dividend Income                     $0.262301
-------------------------------------------------------------------------------------------------

20 | Past performance does not guarantee future results. | Semiannual Report

PERFORMANCE 1

CLASS A: 4.25% MAXIMUM INITIAL SALES CHARGE; CLASS B: CONTINGENT DEFERRED SALES CHARGE (CDSC) DECLINING FROM 4% TO 0% OVER SIX YEARS, AND ELIMINATED THEREAFTER; CLASS C: 1% CDSC IN FIRST YEAR ONLY; CLASS R: 1% CDSC FOR FIRST 18 MONTHS ONLY. CUMULATIVE TOTAL RETURN EXCLUDES SALES CHARGES. AVERAGE ANNUAL TOTAL RETURNS INCLUDE MAXIMUM SALES CHARGES.

-----------------------------------------------------------------------------------------------------
  CLASS A                               6-MONTH         1-YEAR            5-YEAR   INCEPTION (8/3/98)
-----------------------------------------------------------------------------------------------------
  Cumulative Total Return 2              +2.17%         +4.33%           +37.39%          +43.08%
  Average Annual Total Return 3          -2.21%         -0.12%            +5.64%           +5.64%
  Avg. Ann. Total Return (3/31/04) 4                    +3.97%            +6.22%           +6.18%
     Distribution Rate 5                         4.62%
     30-Day Standardized Yield 6                 3.07%
-----------------------------------------------------------------------------------------------------
  CLASS B                                              6-MONTH            1-YEAR   INCEPTION (3/1/02)
-----------------------------------------------------------------------------------------------------
  Cumulative Total Return 2                             +1.96%            +3.91%          +15.01%
  Average Annual Total Return 3                         -2.02%            -0.05%           +5.38%
  Avg. Ann. Total Return (3/31/04) 4                                      +4.12%           +6.90%
     Distribution Rate 5                         4.41%
     30-Day Standardized Yield 6                 2.82%
-----------------------------------------------------------------------------------------------------
  CLASS C                                              6-MONTH            1-YEAR   INCEPTION (3/1/02)
-----------------------------------------------------------------------------------------------------
  Cumulative Total Return 2                             +1.96%            +3.90%          +15.01%
  Average Annual Total Return 3                         +0.96%            +2.91%           +6.67%
  Avg. Ann. Total Return (3/31/04) 4                                      +7.21%           +8.28%
     Distribution Rate 5                         4.42%
     30-Day Standardized Yield 6                 2.81%
-----------------------------------------------------------------------------------------------------
  CLASS R                                              6-MONTH            1-YEAR   INCEPTION (1/1/02)
-----------------------------------------------------------------------------------------------------
  Cumulative Total Return 2                             +1.94%            +3.96%          +16.43%
  Average Annual Total Return 3                         +0.94%            +2.97%           +6.77%
  Avg. Ann. Total Return (3/31/04) 4                                      +7.28%           +8.26%
     Distribution Rate 5                         4.57%
     30-Day Standardized Yield 6                 2.96%
-----------------------------------------------------------------------------------------------------
  ADVISOR CLASS                         6-MONTH         1-YEAR            5-YEAR   INCEPTION (8/3/98)
-----------------------------------------------------------------------------------------------------
  Cumulative Total Return 2              +2.29%         +4.59%           +39.08%          +45.22%
  Average Annual Total Return 3          +2.29%         +4.59%            +6.82%           +6.71%
  Avg. Ann. Total Return (3/31/04) 4                    +8.93%            +7.42%           +7.28%
     Distribution Rate 5                         5.07%
     30-Day Standardized Yield 6                 3.45%
-----------------------------------------------------------------------------------------------------

PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE. ONGOING MARKET VOLATILITY CAN SIGNIFICANTLY AFFECT SHORT-TERM PERFORMANCE; MORE RECENT RETURNS MAY DIFFER FROM THOSE SHOWN. SINCE MARKETS CAN GO DOWN AS WELL AS UP, INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE WITH MARKET CONDITIONS, AND YOU MAY HAVE A GAIN OR LOSS WHEN YOU SELL YOUR SHARES.

FOR MOST RECENT MONTH-END PERFORMANCE, SEE "FUNDS AND PERFORMANCE" AT FRANKLINTEMPLETON.COM OR CALL 1-800/342-5236.


    Semiannual Report | Past performance does not guarantee future results. | 21

ENDNOTES


INTEREST RATE MOVEMENTS MAY AFFECT THE FUND'S SHARE PRICE AND YIELD. BOND PRICES, AND THUS THE FUND'S SHARE PRICE, GENERALLY MOVE IN THE OPPOSITE DIRECTION FROM INTEREST RATES. INVESTING IN DERIVATIVE SECURITIES SUCH AS FINANCIAL FUTURES AND OPTION CONTRACTS INVOLVES SPECIAL RISKS. THE RISKS ASSOCIATED WITH HIGHER-YIELDING, LOWER-RATED SECURITIES INCLUDE HIGHER RISK OF DEFAULT AND LOSS OF PRINCIPAL. THE FUND MAY ALSO INVEST IN FOREIGN COMPANIES, INCLUDING EMERGING MARKETS, WHICH CAN INVOLVE EXPOSURE TO CURRENCY VOLATILITY AND POLITICAL, ECONOMIC AND REGULATORY UNCERTAINTY. THE FUND'S PROSPECTUS ALSO INCLUDES A DESCRIPTION OF THE MAIN INVESTMENT RISKS.


CLASS B: These shares have higher annual fees and expenses than Class A shares.

CLASS C: Prior to 1/1/04, these shares were offered with an initial sales charge; thus actual total returns would have differed. These shares have higher annual fees and expenses than Class A shares.

CLASS R: Shares are available to certain eligible investors as described in the prospectus. These shares have higher annual fees and expenses than Class A shares.

ADVISOR CLASS: Shares are available to certain eligible investors as described in the prospectus.


1. The Fund's manager and administrator have agreed in advance to waive all or a portion of their fees and to make certain payments to reduce expenses. If the manager and administrator had not taken this action, the Fund's distribution rate and total return would have been lower and yield for the period would have been 2.95%, 2.69%, 2.68%, 2.83% and 3.33% for Classes A, B, C, R and Advisor,
respectively. The fee waiver may be discontinued at any time, upon notice to the Fund's Board of Trustees.

2. Cumulative total return represents the change in value of an investment over the periods indicated and does not include a sales charge.

3. Average annual total return represents the average annual change in value of an investment over the periods indicated and includes any current, applicable, maximum sales charge. Six-month return has not been annualized.


4. In accordance with SEC rules, we provide standardized average annual total return information through the latest calendar quarter.

5. Distribution rate is based on an annualization of the respective class's April dividend and the maximum offering price per share on 4/30/04.

6. Yield, calculated as required by the SEC, is based on the earnings of the Fund's portfolio for the 30 days ended 4/30/04.


22 | Past performance does not guarantee future results. | Semiannual Report

Franklin Investors Securities Trust

FINANCIAL HIGHLIGHTS


FRANKLIN ADJUSTABLE U.S. GOVERNMENT SECURITIES FUND


                                                       -------------------------------------------------------------------------
                                                       SIX MONTHS ENDED
                                                        APRIL 30, 2004                       YEAR ENDED OCTOBER 31,
CLASS A                                                  (UNAUDITED)     2003        2002        2001        2000        1999
                                                       -------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the period)

Net asset value, beginning of period ................        $9.16       $9.38       $9.46       $9.30       $9.30       $9.36
                                                       -------------------------------------------------------------------------
Income from investment operations:
 Net investment income ..............................         .145        .313        .390 f      .550 f      .500 f      .450 f
 Net realized and unrealized gains (losses) .........        (.060)      (.220)      (.070)       .170       (.010)      (.060)
                                                       -------------------------------------------------------------------------
Total from investment operations ....................         .085        .093        .320        .720        .490        .390
Less distributions from net investment income .......        (.145)      (.313)      (.400)      (.560)      (.490)      (.450)
                                                       -------------------------------------------------------------------------
Net asset value, end of period ......................        $9.10       $9.16       $9.38       $9.46       $9.30       $9.30
                                                       =========================================================================
Total return a ......................................         .93%       1.00%       3.45%       8.01%       5.44%       4.24%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000's) ...................     $571,208    $651,701    $575,665    $270,175    $232,413    $282,685
Ratios to average net assets:
 Expenses b .........................................         .88% e      .88%        .88%        .95%       1.00%        .96%
 Net investment income ..............................        3.18% e     3.30%       4.14%       5.82%       5.38%       4.80%
Portfolio turnover rate c ...........................       15.19%     130.32%      85.05%       2.49%      12.68%      23.23%
Portfolio turnover rate excluding mortgage dollar
 rolls c,d ..........................................       15.19%      96.52%      85.05%       2.49%      12.68%      23.23%

a Total return does not reflect sales commissions or the contingent deferred sales charge, and is not annualized for periods less than one year.

b Includes the Fund's share of the Portfolio's allocated expenses.

c Represents the Portfolio's rate of turnover.

d See Note 1(f) regarding mortgage dollar rolls.

e Annualized.

f Based on average daily shares outstanding.

                                                          Semiannual Report | 23

Franklin Investors Securities Trust

FRANKLIN ADJUSTABLE U.S. GOVERNMENT SECURITIES FUND (CONTINUED)


                                                                -----------------------------------
                                                                SIX MONTHS ENDED    PERIOD ENDED
                                                                 APRIL 30, 2004      OCTOBER 31,
CLASS C                                                            (UNAUDITED)          2003 f
                                                                -----------------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the period)

Net asset value, beginning of period .........................        $9.16              $9.28
                                                                -------------------------------
Income from investment operations:
 Net investment income .......................................         .126               .081
 Net realized and unrealized gains (losses) ..................        (.060)             (.120)
                                                                -------------------------------
Total from investment operations .............................         .066              (.039)
Less distributions from net investment income ................        (.126)             (.081)
                                                                -------------------------------
Net asset value, end of period ...............................        $9.10              $9.16
                                                                ===============================

Total return a ...............................................         .72%             (.42)%


RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000's) ............................      $28,955            $12,868
Ratios to average net assets:
 Expenses b,c ................................................        1.28%              1.26%
 Net investment income c .....................................        2.78%              2.92%
Portfolio turnover rate d ....................................       15.19%            130.32%
Portfolio turnover rate excluding mortgage dollar rolls d,e ..       15.19%             96.52%

a Total return does not reflect contingent deferred sales charge, and is not annualized for periods less than one year.

b Includes the Fund's share of the Portfolio's allocated expenses.

c Annualized.

d Represents the Portfolio's rate of turnover.

e See Note 1(f) regarding mortgage dollar rolls.

f For the period July 1, 2003 (effective date) to October 31, 2003.

24 | See notes to financial statements. | Semiannual Report

Franklin Investors Securities Trust

STATEMENT OF INVESTMENTS, APRIL 30, 2004 (UNAUDITED)


------------------------------------------------------------------------------------------
  FRANKLIN ADJUSTABLE U.S. GOVERNMENT SECURITIES FUND            SHARES          VALUE
------------------------------------------------------------------------------------------
  MUTUAL FUNDS 101.3%

  U.S. Government Adjustable Rate Mortgage Portfolio .........  66,661,172   $607,949,891
                                                                             -------------
  TOTAL INVESTMENTS (COST $640,989,475) 101.3% ...............                607,949,891
  OTHER ASSETS, LESS LIABILITIES (1.3)% ......................                 (7,787,325)
                                                                             -------------
  NET ASSETS 100.0% ..........................................               $600,162,566
                                                                             =============

                     Semiannual Report | See notes to financial statements. | 25

Franklin Investors Securities Trust

FINANCIAL HIGHLIGHTS


FRANKLIN FLOATING RATE DAILY ACCESS FUND


                                                         ----------------------------------------------------
                                                         SIX MONTHS ENDED
                                                          APRIL 30, 2004          YEAR ENDED OCTOBER 31,
CLASS A                                                     (UNAUDITED)        2003        2002        2001 c
                                                         ----------------------------------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the period)

Net asset value, beginning of period ................          $10.03         $ 9.69       $9.95      $10.00
                                                         ---------------------------------------------------
Income from investment operations:
 Net investment income ..............................            .147           .388        .437        .291
 Net realized and unrealized gains (losses) .........            .072           .341       (.248)      (.046)
                                                         ---------------------------------------------------
Total from investment operations ....................            .219           .729        .189        .245
Less distributions from net investment income .......           (.149)         (.389)      (.449)      (.295)
                                                         ---------------------------------------------------
Net asset value, end of period ......................          $10.10         $10.03       $9.69      $ 9.95
                                                         ====================================================
Total return a ......................................           2.20%          7.65%       1.87%       2.45%


RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000's) ...................        $257,461       $127,660     $49,389     $34,634
Ratios to average net assets:
 Expenses ...........................................            .97% b        1.05%       1.12%       1.25% b
 Net investment income ..............................           2.94% b        3.83%       4.33%       5.47% b
Portfolio turnover rate .............................          25.46%         85.54%      76.17%      37.08%

a Total return does not reflect sales commissions or the contingent deferred sales charge, and is not annualized for periods less than one year.

b Annualized.

c For the period May 1, 2001 (effective date) to October 31, 2001.

26 | Semiannual Report

Franklin Investors Securities Trust

FRANKLIN FLOATING RATE DAILY ACCESS FUND (CONTINUED)


                                                                          --------------------------------------------------
                                                                          SIX MONTHS ENDED
                                                                           APRIL 30, 2004          YEAR ENDED OCTOBER 31,
CLASS B                                                                     (UNAUDITED)       2003        2002        2001 c
                                                                          --------------------------------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the period)

Net asset value, beginning of period .................................           $10.02      $ 9.68       $9.95      $10.00
                                                                          --------------------------------------------------
Income from investment operations:
 Net investment income ...............................................             .112        .328        .379        .252
 Net realized and unrealized gains (losses) ..........................             .071        .333       (.251)      (.044)
                                                                          --------------------------------------------------
Total from investment operations .....................................             .183        .661        .128        .208
Less distributions from net investment income ........................            (.113)      (.321)      (.398)      (.258)
                                                                          --------------------------------------------------
Net asset value, end of period .......................................           $10.09      $10.02       $9.68      $ 9.95
                                                                          ==================================================

Total return a .......................................................            1.84%       6.92%       1.24%       2.08%


RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000's) ....................................          $40,041     $28,637     $17,162      $9,838
Ratios to average net assets:
 Expenses ............................................................            1.70% b     1.74%       1.72%       2.00% b
 Net investment income ...............................................            2.21% b     3.14%       3.73%       4.85% b
Portfolio turnover rate ..............................................           25.46%      85.54%      76.17%      37.08%

a Total return does not reflect contingent deferred sales charge, and is not annualized for periods less than one year.

b Annualized.

c For the period May 1, 2001 (effective date) to October 31, 2001.

                                                          Semiannual Report | 27

Franklin Investors Securities Trust

FRANKLIN FLOATING RATE DAILY ACCESS FUND (CONTINUED)


                                                                              -------------------------------------------------
                                                                              SIX MONTHS ENDED
                                                                               APRIL 30, 2004       YEAR ENDED OCTOBER 31,
CLASS C                                                                          (UNAUDITED)     2003        2002        2001 c
                                                                              -------------------------------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the period)

Net asset value, beginning of period .....................................          $10.03      $ 9.69       $9.95      $10.00
                                                                              -------------------------------------------------
Income from investment operations:
 Net investment income ...................................................            .126        .351        .405        .269
 Net realized and unrealized gains (losses) ..............................            .072        .337       (.245)      (.045)
                                                                              -------------------------------------------------
Total from investment operations .........................................            .198        .688        .160        .224
Less distributions from net investment income ............................           (.128)      (.348)      (.420)      (.274)
                                                                              -------------------------------------------------
Net asset value, end of period ...........................................          $10.10      $10.03       $9.69      $ 9.95
                                                                              =================================================

Total return a ...........................................................           1.98%       7.21%       1.57%       2.25%


RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000's) ........................................        $152,260     $95,802     $54,585     $26,356
Ratios to average net assets:
 Expenses ................................................................           1.40% b     1.46%       1.42%       1.65% b
 Net investment income ...................................................           2.51% b     3.42%       4.03%       5.06% b
Portfolio turnover rate ..................................................          25.46%      85.54%      76.17%      37.08%

a Total return does not reflect contingent deferred sales charge, and is not annualized for periods less than one year.

b Annualized.

c For the period May 1, 2001 (effective date) to October 31, 2001.


28 | Semiannual Report

Franklin Investors Securities Trust

FRANKLIN FLOATING RATE DAILY ACCESS FUND (CONTINUED)


                                                                              -------------------------------------------------
                                                                              SIX MONTHS ENDED
                                                                               APRIL 30, 2004       YEAR ENDED OCTOBER 31,
ADVISOR CLASS                                                                    (UNAUDITED)     2003        2002        2001 c
                                                                              -------------------------------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the period)

Net asset value, beginning of period ....................................           $10.04      $ 9.70       $9.95      $10.00
                                                                              -------------------------------------------------
Income from investment operations:
 Net investment income ..................................................             .160        .411        .464        .302
 Net realized and unrealized gains (losses) .............................             .072        .343       (.241)      (.045)
                                                                              -------------------------------------------------
Total from investment operations ........................................             .232        .754        .223        .257
Less distributions from net investment income ...........................            (.162)      (.414)      (.473)      (.307)
                                                                              -------------------------------------------------
Net asset value, end of period ..........................................           $10.11      $10.04       $9.70      $ 9.95
                                                                              ==================================================

Total return a ..........................................................            2.23%       7.92%       2.21%       2.58%


RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000's) .......................................          $11,404      $7,602      $5,874      $6,439
Ratios to average net assets:
 Expenses ...............................................................             .72% b      .80%        .87%       1.00% b
 Net investment income ..................................................            3.19% b     4.08%       4.58%       5.92% b
Portfolio turnover rate .................................................           25.46%      85.54%      76.17%      37.08%

a Total return is not annualized for periods less than one year.

b Annualized.

c For the period May 1, 2001 (effective date) to October 31, 2001.

                      Semiannual Report |See notes to financial statements. | 29

Franklin Investors Securities Trust

STATEMENT OF INVESTMENTS, APRIL 30, 2004 (UNAUDITED)

--------------------------------------------------------------------------------------------------------------------------
  FRANKLIN FLOATING RATE DAILY ACCESS FUND                                                 PRINCIPAL AMOUNT      VALUE
--------------------------------------------------------------------------------------------------------------------------
  BONDS 1.4%
  BROADCASTING .9%
  Paxson Communications Corp., senior secured floating rate note, 144A, 3.89%, 1/15/10 ..    $   4,000,000   $   4,060,000
                                                                                                             -------------
  STEEL .4%
  Ispat Inland ULC, senior secured note, 144A, 7.86%, 4/01/10 ...........................        2,000,000       2,070,000
                                                                                                             -------------
  WIRELESS COMMUNICATIONS .1%
  Arch Wireless Inc., senior sub. note, 12.00%, 5/15/09 .................................          233,137         273,936
                                                                                                             -------------
  TOTAL BONDS (COST $6,229,133) .........................................................                        6,403,936
                                                                                                             -------------
a SENIOR FLOATING RATE INTERESTS 84.3%
  ADVERTISING/MARKETING SERVICES .9%
b Adams Outdoor Advertising Inc., Term Loan, 3.40%, 10/05/11 ............................        4,000,000       4,056,252
                                                                                                             -------------
  AEROSPACE & DEFENSE 1.8%
  ARINC Inc., Term Loan, 3.36%, 2/24/11 .................................................        1,000,000       1,014,375
b CACI International Inc., Term Loan B, 3.10 - 3.18%, 4/23/11 ...........................        1,000,000       1,011,250
  Communications & Power Industry, Term Loan B, 4.10 - 4.11%, 7/29/10 ...................        1,500,000       1,520,625
  DRS Technologies Inc., Term Loan B, 2.86 - 3.09%, 10/22/10 ............................        1,778,136       1,797,028
  ILC Industries Inc.,
     First Lien Term Loan, 4.11%, 8/04/10 ...............................................          997,500       1,009,969
     Second Lien Term Loan, 6.86%, 2/05/11 ..............................................          500,000         506,250
  Titan Corp., Term Loan B, 4.37%, 2/23/06 ..............................................          982,500         985,775
  Vought Aircraft Industries, Term Loan X, 4.10%, 12/01/06 ..............................          339,055         342,021
                                                                                                             -------------
                                                                                                                 8,187,293
                                                                                                             -------------
  AUTO PARTS: ORIGINAL EQUIPMENT MANUFACTURER 3.3%
  Dayco Products LLC, Term Loan A, 3.10%, 3/14/07 .......................................        1,597,924       1,592,598
  Eagle Picher Industries Inc., DIP Term Loan B, 4.61%, 8/07/09 .........................          956,953         965,028
  Federal Mogul Corp., DIP Term Loan, 4.125 - 4.25%, 2/06/05 ............................        1,000,000       1,002,580
  GenCorp Inc., Term Loan B, 4.938%, 3/28/07 ............................................          985,000         991,156
  Hayes Lemmerz, Term Loan, 4.91 - 4.98%, 6/03/09 .......................................        1,913,889       1,959,344
  Hilite International Inc., Term Loan B, 5.60 - 5.76%, 3/31/09 .........................          866,557         870,890
  Key Plastics Inc.,
     Term Loan B, 6.60 - 8.00%, 4/25/09 .................................................          211,350         214,521
     Term Loan C, 11.10 - 11.12%, 4/25/10 ...............................................        1,000,000       1,005,000
  Plastech Engineered Products Inc., First Lien Term Loan, 3.85%, 3/11/10 ...............        1,000,000       1,016,250
  Progressive Moulded Products, Term Loan C, 4.625%, 6/30/08 ............................          900,000         906,750
  Tenneco Automotive Inc.,
     L/C Term Loan, 4.35%, 12/12/10 .....................................................          931,034         949,073
     Term Loan B, 4.36%, 12/12/10 .......................................................        2,063,793       2,103,779
  TRW Automotive Acquisition Corp., Term Loan D1, 3.438%, 2/28/11 .......................        1,500,000       1,524,910
                                                                                                             -------------
                                                                                                                15,101,879
                                                                                                             -------------
  AUTOMOTIVE AFTERMARKET .2%
  United Components Inc., Term Loan C, 5.75%, 6/20/10 ...................................          856,667         865,987
                                                                                                             -------------
  BEVERAGES: ALCOHOLIC .2%
  Southern Wine & Spirits of America Inc., Term Loan B, 3.36%, 6/21/08 ..................          995,000       1,006,660
                                                                                                             -------------

30 | Semiannual Report

Franklin Investors Securities Trust


--------------------------------------------------------------------------------------------------------------------------
  FRANKLIN FLOATING RATE DAILY ACCESS FUND                                                 PRINCIPAL AMOUNT      VALUE
--------------------------------------------------------------------------------------------------------------------------
a SENIOR FLOATING RATE INTERESTS (CONT.)
  BEVERAGES: NON-ALCOHOLIC .2%
  Dr. Pepper Bottling Co. of Texas, Term Loan, 3.61 - 3.65%, 12/18/10 ...................    $     970,103   $     988,292
                                                                                                             -------------
  BROADCASTING .7%
  Cumulus Media Inc., Term Loan D, 3.375%, 3/28/10 ......................................          990,000       1,003,791
  Emmis Operating Co., Term Loan B, 3.375%, 8/31/09 .....................................          497,500         498,655
  Radio One Inc., Term Loan A, 1.745%, 6/30/07 ..........................................        1,625,000       1,612,812
                                                                                                             -------------
                                                                                                                 3,115,258
                                                                                                             -------------
  BUILDING PRODUCTS 1.3%
  Associated Materials Inc., Term Loan, 3.86 - 4.03%, 8/27/09 ...........................          736,842         746,053
  Builders Firstsource Inc., Term Loan, 4.59%, 3/17/10 ..................................        1,660,000       1,679,712
  Building Materials Holding Corp., Term Loan B, 4.375%, 8/13/10 ........................          992,500         996,222
  Norcraft Cos. LP, Term Loan, 4.35%, 10/21/09 ..........................................          972,222         981,944
  PGT Industries Inc., First Lien Term Loan, 4.17%, 2/05/10 .............................          748,125         755,606
  Tapco International,
     Term Loan B, 3.86%, 7/23/07 ........................................................          569,599         572,447
     Term Loan C, 4.11%, 7/23/08 ........................................................          407,324         409,361
                                                                                                             -------------
                                                                                                                 6,141,345
                                                                                                             -------------
  CABLE/SATELLITE TELEVISION 5.2%
  Atlantic Broadband Finance LLC, Term Loan B, 4.37%, 8/06/11 ...........................        1,250,000       1,266,211
  Bresnan Broadband Holdings LLC,
     Term Loan A, 6.75%, 3/31/10 ........................................................        1,250,000       1,262,500
     Term Loan B, 4.61 - 4.67%, 3/02/10 .................................................        1,000,000       1,009,750
  Century Cable (Adelphia), Term Loan, 6.00%, 3/18/08 ...................................        1,000,000         982,500
  Charter Communications Operating LLC, Term Loan B, 4.42%, 4/23/11 .....................        3,500,000       3,491,978
  DirecTV Holdings, Term Loan, 3.35 - 3.95%, 3/06/10 ....................................        2,064,796       2,097,192
b Grapeclose Ltd. (Inmarsat),
     Term Loan B, 4.111%, 10/10/10 ......................................................        2,000,000       2,023,126
     Term Loan C, 4.611%, 10/10/11 ......................................................        2,000,000       2,023,126
  Insight Midwest Holdings,
     Additional Term, 3.938%, 12/31/09 ..................................................          997,500       1,006,353
     Term Loan B, 3.938%, 12/31/09 ......................................................          997,500       1,006,353
    MCC Iowa (Broadband), Term Loan B1, 3.62%, 9/12/10 ..................................        1,000,000       1,014,688
  PanAmSat Corp., Term Loan B1, 3.60%, 9/30/10 ..........................................          537,115         539,298
  Pegasus Media & Communications, Term Loan D, 9.00%, 7/31/06 ...........................        1,990,000       2,039,750
b Persona Communications Inc., Term Loan, 6.00%, 4/12/11 ................................        3,000,000       3,023,439
  UCA-HHC (Adelphia), Term Loan, 5.25%, 3/31/08 .........................................          997,500         958,099
                                                                                                             -------------
                                                                                                                23,744,363
                                                                                                             -------------
  CASINOS/GAMING 2.3%
  Alliance Gaming Corp., Term Loan B, 3.788%, 8/22/09 ...................................        1,500,000       1,519,380
  Global Cash Access LLC, Term Loan, 3.85%, 3/10/10 .....................................        1,000,000       1,015,625
  Greektown Casinos LLC, Term Loan D, 4.59 - 4.631%, 12/31/05 ...........................        1,861,737       1,891,410
  Isle of Capri, Term Loan B, 3.35 - 3.44%, 3/26/08 .....................................          830,000         839,930
  Isle of Capri Black Hawk LLC, Term Loan C, 4.11 - 4.14%, 4/15/06 ......................        1,492,381       1,500,619
  Marina District Finance Co. Inc., Term Loan B, 5.16 - 5.22%, 12/31/07 .................          995,000       1,010,049

                                                          Semiannual Report | 31

Franklin Investors Securities Trust


--------------------------------------------------------------------------------------------------------------------------
  FRANKLIN FLOATING RATE DAILY ACCESS FUND                                                 PRINCIPAL AMOUNT      VALUE
--------------------------------------------------------------------------------------------------------------------------
a SENIOR FLOATING RATE INTERESTS (CONT.)
  CASINOS/GAMING (CONT.)
  Scientific Games Corp., Term Loan C, 3.85 - 5.75%, 12/31/09 ...........................    $   2,992,500   $   3,039,880
                                                                                                             -------------
                                                                                                                10,816,893
                                                                                                             -------------
  CATALOG/SPECIALTY DISTRIBUTION .4%
  Affinity Group Inc.,
     Term Loan B1, 5.12%, 5/21/09 .......................................................          231,837         234,155
     Term Loan B2, 5.12 - 5.134%, 5/21/09 ...............................................          579,592         585,388
  Oriental Trading Co. Inc., Term Loan B, 3.875%, 7/29/10 ...............................          987,215         994,002
                                                                                                             -------------
                                                                                                                 1,813,545
                                                                                                             -------------
  CHEMICALS: MAJOR DIVERSIFIED 1.2%
  Huntsman International LLC,
     Term Loan B, 5.188 - 5.25%, 6/30/07 ................................................        1,250,011       1,271,809
     Term Loan C, 5.438%, 6/30/08 .......................................................        1,249,989       1,271,082
b Invista B.V.,
     Term Loan B1, 6.00%, 4/29/11 .......................................................        2,082,353       2,100,140
     Term Loan B2, 6.00%, 4/29/11 .......................................................          917,647         925,486
                                                                                                             -------------
                                                                                                                 5,568,517
                                                                                                             -------------
  CHEMICALS: SPECIALTY 2.7%
  Brenntag, Term Loan B2, 3.881%, 12/09/11 ..............................................        1,500,000       1,520,625
  FMC Corp., Term Loan B, 3.60%, 10/21/07 ...............................................          971,956         980,811
  Ineos Group Ltd., Term Loan C, 4.661%, 6/30/09 ........................................          881,914         893,121
  Kraton Polymers LLC, Term Loan B, 3.75%, 12/24/10 .....................................          997,222       1,014,050
  Nalco Co., Term Loan B, 3.60 - 3.63%, 11/04/10 ........................................        3,851,538       3,888,448
  Noveon Inc., Term Loan B, 3.938%, 12/31/09 ............................................          995,000         999,353
  Rockwood Specialties Group Inc., Term Loan C, 3.93%, 7/23/10 ..........................          995,000       1,003,085
  Sovereign Specialty Chemicals Inc., Term Loan B, 5.712%, 12/31/07 .....................          987,500         978,859
  Westlake Chemical Corp., Term Loan B, 4.86 - 1.951%, 7/31/10 ..........................          992,500       1,007,078
                                                                                                             -------------
                                                                                                                12,285,430
                                                                                                             -------------
  COAL 1.0%
  Peabody Energy Corp., Term Loan B, 2.85 - 2.86%, 3/21/10 ..............................        4,488,665       4,529,346
                                                                                                             -------------
  COMMERCIAL PRINTING/FORMS .2%
  American Reprographics, Term Loan B, 4.09%, 6/17/09 ...................................          997,500       1,013,709
                                                                                                             -------------
  CONSTRUCTION MATERIALS .3%
  St. Marys Cement Inc., Term Loan B, 3.61%, 11/24/09 ...................................        1,496,250       1,518,694
                                                                                                             -------------
  CONSUMER SUNDRIES .9%
  NBTY Inc., Term Loan C, 3.40%, 7/22/09 ................................................          739,179         743,355
  Rayovac Corp., Term Loan B, 3.60 - 3.64%, 10/01/09 ....................................          721,546         727,333
  Scotts Co., Term Loan B, 3.125%, 9/30/10 ..............................................        1,498,500       1,521,328
b United Industries Corp., Term Loan B, 3.60 - 3.84%, 4/30/11 ...........................        1,000,000       1,013,125
                                                                                                             -------------
                                                                                                                 4,005,141
                                                                                                             -------------

32 | Semiannual Report

Franklin Investors Securities Trust


--------------------------------------------------------------------------------------------------------------------------
  FRANKLIN FLOATING RATE DAILY ACCESS FUND                                                 PRINCIPAL AMOUNT      VALUE
--------------------------------------------------------------------------------------------------------------------------
a SENIOR FLOATING RATE INTERESTS (CONT.)
  CONTAINERS/PACKAGING 3.2%
  ACI Operations Property Ltd., Term Loan A, 3.92%, 4/01/07 .............................    $   1,000,000   $   1,004,688
  Berry Plastics, Term Loan C, 3.62 - 3.63%, 6/30/10 ....................................          995,000       1,009,303
  Crown Cork & Seal Co. Inc., Term Loan B, 4.10%, 9/15/08 ...............................          950,000         967,813
  Graham Packaging Co., Term Loan B, 3.875%, 2/20/10 ....................................          994,737       1,011,056
  Graphic Packaging International Corp., Term Loan B, 3.86%, 8/08/10 ....................        1,990,000       2,023,581
b Greif Brothers Corp., Term Loan B, 2.92%, 8/15/09 .....................................        1,006,667       1,014,594
  Kerr Group Inc., Term Loan B, 4.61%, 8/11/10 ..........................................        3,443,512       3,469,876
  Owens-Brockway Glass Container Inc.,
     Term Loan B, 3.88%, 4/01/08 ........................................................        1,000,000       1,008,036
    cTerm Loan C, 4.13%, 4/01/08 ........................................................        1,500,000       1,501,875
  Stone Container Corp.,
     Term Loan B, 3.688%, 7/25/09 .......................................................        1,429,301       1,441,807
     Term Loan C, 3.625 - 3.688%, 7/25/09 ...............................................          185,248         186,869
  Tekni-Plex Inc., Term Loan B, 5.17%, 6/21/08 ..........................................          306,275         308,189
                                                                                                             -------------
                                                                                                                14,947,687
                                                                                                             -------------
  DATA PROCESSING SERVICES .4%
  Infousa Inc., Term Loan B, 5.75%, 3/29/08 .............................................        2,000,000       2,025,000
                                                                                                             -------------
  DRUG STORE CHAINS .2%
  Rite Aid Corp., Term Loan B1, 4.10%, 4/30/08 ..........................................        1,000,000       1,025,500
                                                                                                             -------------
  ELECTRIC UTILITIES 3.4%
  AES Corp., Term Loan B, 5.32%, 4/30/08 ................................................          571,431         579,957
  Calpine Corp., Second Lien Term Loan, 6.89%, 7/15/07 ..................................        1,985,000       1,875,454
  Calpine Generating Co., First Priority Term Loan, 5.00%, 3/22/09 ......................        1,000,000       1,001,719
  Centerpoint Energy Inc., Term Loan B, 4.723%, 10/07/06 ................................        2,983,784       3,053,482
b Cogentrix Energy Inc., Term Loan, 3.35%, 2/19/09 ......................................        2,500,000       2,515,625
b Midwest Generation LLC, Term Loan, 4.38 - 4.57%, 4/27/11 ..............................        1,500,000       1,517,501
  NRG Energy Inc., Term Loan B, 1.07 - 5.50%, 6/23/10 ...................................          578,966         597,565
  Pike Electric Inc., Term Loan, 4.375%, 4/17/12 ........................................          402,941         406,656
  Quanta Services Inc., Term Loan B, 1.16 - 4.11%, 12/15/08 .............................        2,000,000       2,028,750
  Teton Power Funding LLC, Term Loan B, 4.36%, 2/20/11 ..................................        1,000,000       1,010,000
  TNP Enterprises Inc., Term Loan, 6.225%, 12/31/06 .....................................          992,500       1,008,628
                                                                                                             -------------
                                                                                                                15,595,337
                                                                                                             -------------
  ELECTRICAL PRODUCTS .3%
  Enersys Capital Inc.,
     Term Loan, 6.11%, 3/10/12 ..........................................................          500,000         508,334
     Term Loan B, 3.59 - 3.66%, 3/09/11 .................................................        1,000,000       1,016,042
                                                                                                             -------------
                                                                                                                 1,524,376
                                                                                                             -------------
  ELECTRONICS/APPLIANCES .2%
  Alliance Laundry Systems LLC, Term Loan, 4.652%, 7/31/09 ..............................          787,565         791,503
                                                                                                             -------------
  ELECTRONIC TECHNOLOGY: AEROSPACE & DEFENSE .2%
b Transdigm Inc., Term Loan B, 3.35%, 7/22/10 ...........................................          997,500       1,008,877
                                                                                                             -------------

                                                          Semiannual Report | 33

Franklin Investors Securities Trust


--------------------------------------------------------------------------------------------------------------------------
  FRANKLIN FLOATING RATE DAILY ACCESS FUND                                                 PRINCIPAL AMOUNT      VALUE
--------------------------------------------------------------------------------------------------------------------------
a SENIOR FLOATING RATE INTERESTS (CONT.)
  ENGINEERING & CONSTRUCTION 1.0%
  Brand Services Inc., Term Loan B, 4.35 - 4.36%, 10/16/09 ..............................    $     795,386   $     800,357
  URS Corp., Term Loan B, 3.87%, 8/22/08 ................................................          700,565         702,974
  Washington Group, Synthetic Term Loan, .99%, 10/01/07 .................................        3,000,000       3,014,100
                                                                                                             -------------
                                                                                                                 4,517,431
                                                                                                             -------------
  ENVIRONMENTAL SERVICES 2.1%
  Allied Waste North America Inc.,
     Term Loan, 3.87%, 1/15/10 ..........................................................          214,286         217,751
     Term Loan B, 3.85 - 3.88%, 1/15/10 .................................................        1,269,643       1,291,634
     Term Loan C, 3.86%, 1/15/10 ........................................................          500,000         508,437
  Duratek Inc., Term Loan B, 5.11 - 5.15%, 12/16/09 .....................................        1,500,000       1,506,563
  Envirosolutions Inc.,
c Delay Draw, 5.12%, 3/01/09 ............................................................          864,545         864,545
     Term Loan B, 5.12%, 3/01/09 ........................................................        2,135,455       2,135,455
  IESI Corp., Term Loan, 4.14 - 4.15%, 10/10/10 .........................................          995,000       1,011,791
b Waste Connections Inc., Term Loan, 2.87 - 2.91%, 10/16/10 .............................        2,000,000       2,016,876
                                                                                                             -------------
                                                                                                                 9,553,052
                                                                                                             -------------
  FINANCE/RENTAL/LEASING .2%
  United Rentals Inc.,
     Term Loan, 3.36%, 2/11/11 ..........................................................          166,667         168,906
     Term Loan B, 3.35 - 3.44%, 2/11/11 .................................................          833,333         844,063
                                                                                                             -------------
                                                                                                                 1,012,969
                                                                                                             -------------
  FOOD RETAIL .1%
  Pathmark Stores Inc., Term Loan B2, 5.625%, 6/30/07 ...................................          364,721         368,995
                                                                                                             -------------
  FOOD: MAJOR DIVERSIFIED 1.1%
  B&G Foods Inc., Term Loan, 4.25%, 9/03/09 .............................................          995,000       1,002,629
  Dole Food Inc., Term Loan C, 3.688 - 5.50%, 3/28/08 ...................................          252,619         255,373
c Luiginos Inc., Term Loan, 3.00 - 6.00%, 3/26/11 .......................................        1,750,000       1,780,625
  Pinnacle Foods Holding Corp., Term Loan B, 4.26%, 11/25/10 ............................        2,000,000       2,030,416
                                                                                                             -------------
                                                                                                                 5,069,043
                                                                                                             -------------
  FOOD: MEAT/FISH/DAIRY 1.2%
  Dean Foods (Suiza Foods) Corp.,
     Term Loan B, 3.11%, 7/15/08 ........................................................        2,488,731       2,526,062
     Term Loan C, 2.89%, 7/15/08 ........................................................        1,000,000       1,011,042
  Land O'Lakes Inc., Term Loan B, 4.73%, 10/11/08 .......................................        1,146,264       1,157,726
  Michael Foods Inc., Term Loan B, 3.60 - 3.964%, 11/21/10 ..............................          997,500       1,013,709
                                                                                                             -------------
                                                                                                                 5,708,539
                                                                                                             -------------
  FOOD: SPECIALTY/CANDY 1.1%
  Atkins Nutritionals Inc., First Lien Term Loan, 4.36%, 11/21/09 .......................          982,500         984,956


34 | Semiannual Report

Franklin Investors Securities Trust


--------------------------------------------------------------------------------------------------------------------------
  FRANKLIN FLOATING RATE DAILY ACCESS FUND                                                 PRINCIPAL AMOUNT      VALUE
--------------------------------------------------------------------------------------------------------------------------
a SENIOR FLOATING RATE INTERESTS (CONT.)
  FOOD: SPECIALTY/CANDY (CONT.)
  Meow Mix Co.,
     First Lien Term Loan, 4.61 - 4.73%, 8/21/09 ........................................    $     987,500   $     979,477
     Second Lien Term Loan, 7.72%, 8/21/09 ..............................................        1,000,000         978,750
  Nellson Neutraceuticals Inc.,
     First Lien Term Loan, 4.11%, 10/04/09 ..............................................        1,490,506       1,497,959
     Second Lien Term Loan, 6.61%, 4/04/10 ..............................................          500,000         501,250
                                                                                                             -------------
                                                                                                                 4,942,392
                                                                                                             -------------
  FOREST PRODUCTS .7%
  Roseburg Forest Products, Term Loan B, 3.13%, 2/20/10 .................................        2,992,500       3,029,906
                                                                                                             -------------
  HOME FURNISHINGS 1.5%
  Sealy Mattress Co., Term Loan B, 3.86%, 4/02/12 .......................................        3,000,000       3,042,189
  Simmons Holdings Inc.,
     Term Loan, 5.125%, 6/02/12 .........................................................          500,000         501,042
     Term Loan B, 3.875 - 4.125%, 12/02/11 ..............................................        1,958,519       1,987,080
  Springs Industries Inc., Term Loan B, 5.125%, 9/05/08 .................................          324,317         326,865
  Tempur World Inc., Term Loan B, 4.61%, 8/15/09 ........................................          992,500       1,001,184
                                                                                                             -------------
                                                                                                                 6,858,360
                                                                                                             -------------
  HOMEBUILDING .7%
  Landsource Communities Development LLC, Term Loan B, 3.688%, 3/31/10 ..................        3,000,000       3,050,625
                                                                                                             -------------
  HOSPITAL/NURSING MANAGEMENT .8%
  Beverly Enterprises Inc., Term Loan B, 4.36 - 4.57%, 10/22/08 .........................          995,000       1,008,681
  Iasis Healthcare Corp., Term Loan B, 3.85%, 2/07/09 ...................................          917,500         929,542
  Triad Hospitals Inc., Term Loan B, 3.35%, 9/30/08 .....................................          745,561         757,445
  Vanguard Health Systems Inc., Term Loan B, 5.35%, 1/03/10 .............................          987,500         996,450
                                                                                                             -------------
                                                                                                                 3,692,118
                                                                                                             -------------
  HOTEL/RESORTS/CRUISELINES .4%
  Extended Stay America Inc., Term Loan B, 4.85%, 7/01/07 ...............................          944,937         947,694
  Wyndham International Inc., Term Loan B, 5.875%, 6/30/06 ..............................          946,891         921,295
                                                                                                             -------------
                                                                                                                 1,868,989
                                                                                                             -------------
  HOUSEHOLD/PERSONAL CARE .6%
  Prestige Brands Inc., Term Loan B, 4.075 - 5.75%, 4/08/11 .............................        2,750,000       2,777,500
                                                                                                             -------------
  INDUSTRIAL CONGLOMERATES 1.3%
  Invensys PLC, Term Loan B, 4.611%, 9/05/09 ............................................        1,250,000       1,254,687
  Roper Industries Inc., Term Loan, 3.11 - 3.17%, 12/19/08 ..............................          987,500       1,001,695
  SPX Corp., Term Loan B, 3.125%, 9/30/09 ...............................................        1,629,280       1,651,853
  Trimas Corp., Term Loan B, 4.60%, 12/06/09 ............................................        2,226,315       2,239,998
                                                                                                             -------------
                                                                                                                 6,148,233
                                                                                                             -------------
  INDUSTRIAL MACHINERY 2.0%
  Colfax Corp., Term Loan B, 4.875%,  5/30/09 ...........................................        1,471,165       1,490,474
  Dresser Inc., Term Loan, 4.61%, 3/01/10 ...............................................        1,250,000       1,271,875
  Flowserve Corp., Term Loan C, 3.875%, 6/30/09 .........................................          664,961         674,187

                                                          Semiannual Report | 35

Franklin Investors Securities Trust


--------------------------------------------------------------------------------------------------------------------------
  FRANKLIN FLOATING RATE DAILY ACCESS FUND                                                 PRINCIPAL AMOUNT      VALUE
--------------------------------------------------------------------------------------------------------------------------
a SENIOR FLOATING RATE INTERESTS (CONT.)
  INDUSTRIAL MACHINERY (CONT.)
b Itron Inc., Term Loan B, 5.25%, 11/24/10 ..............................................    $   1,500,000   $   1,517,345
  Rexnord Corp., Term Loan, 4.39%, 11/19/09 .............................................          888,889         898,333
  Sensus Metering Systems Inc., Term Loan,  4.17%, 12/16/10 .............................        3,241,875       3,268,890
                                                                                                             -------------
                                                                                                                 9,121,104
                                                                                                             -------------
  INDUSTRIAL SPECIALTIES 1.2%
b Ionics Inc., Term Loan B, 3.87%, 2/01/11 ..............................................        4,500,000       4,560,471
  Unifrax Corp., Term Loan B, 4.875%, 8/27/09 ...........................................          965,889         977,662
                                                                                                             -------------
                                                                                                                 5,538,133
                                                                                                             -------------
  INFORMATION TECHNOLOGY SERVICES 1.0%
  The Relizon Co., Term Loan B, 4.12%, 2/20/11 ..........................................        1,214,583       1,222,174
  Worldspan LP, Term Loan, 4.875%, 6/30/07 ..............................................          688,000         690,580
  Xerox Corp., Term Loan, 2.86%, 9/30/08 ................................................        2,500,000       2,508,125
                                                                                                             -------------
                                                                                                                 4,420,879
                                                                                                             -------------
  LIFE/HEALTH INSURANCE .2%
  Conseco Inc.,
     Term Loan A, 7.25%, 9/01/09 ........................................................          765,872         768,425
     Term Loan B, 9.50%, 9/01/09 ........................................................          229,762         230,527
                                                                                                             -------------
                                                                                                                   998,952
                                                                                                             -------------
  MAJOR TELECOMMUNICATIONS 1.1%
  Alec Holdings Inc., Term Loan B, 4.375%, 8/20/10 ......................................        1,995,000       2,014,950
  Cincinnati Bell Inc., Term Loan D, 3.62 - 3.63%, 6/30/08 ..............................          918,810         932,592
  Consolidated Communications Inc., Term Loan B, 3.85%, 10/14/11 ........................        1,000,000       1,010,000
  Qwest Corp., Term Loan, 6.50%, 6/30/07 ................................................        1,000,000       1,042,764
                                                                                                             -------------
                                                                                                                 5,000,306
                                                                                                             -------------
  MANAGED HEALTH CARE .7%
  Multiplan Inc., Term Loan, 3.86%, 3/04/09 .............................................        2,250,000       2,278,125
  Pacificare Health Systems Inc., Term Loan, 3.709%, 6/03/08 ............................          992,500       1,004,080
                                                                                                             -------------
                                                                                                                 3,282,205
                                                                                                             -------------
  MARINE SHIPPING .9%
  Great Lakes Transportation LLC, Term Loan, 6.75%, 3/23/08 .............................          765,000         766,912
  Horizon Lines LLC, Term Loan B, 4.11 - 4.28%, 2/04/09 .................................          941,429         952,020
  Moran Transportation Co., Term Loan B, 4.11%, 8/07/09 .................................          992,500       1,003,045
  United States Shipping LLC, Term Loan, 3.38 - 3.463%, 4/08/10 .........................        1,500,000       1,513,125
                                                                                                             -------------
                                                                                                                 4,235,102
                                                                                                             -------------
  MEDIA CONGLOMERATES .3%
  Canwest Media Inc., Term Loan D, 3.872%, 5/15/09 (Canada) .............................        1,492,308       1,510,962
                                                                                                             -------------
  MEDICAL DISTRIBUTORS .8%
  VWR International Inc., Term Loan B, 3.60%, 4/07/11 ...................................        3,500,000       3,555,125
                                                                                                             -------------

36 | Semiannual Report

Franklin Investors Securities Trust


--------------------------------------------------------------------------------------------------------------------------
  FRANKLIN FLOATING RATE DAILY ACCESS FUND                                                 PRINCIPAL AMOUNT      VALUE
--------------------------------------------------------------------------------------------------------------------------
a SENIOR FLOATING RATE INTERESTS (CONT.)
  MEDICAL SPECIALTIES .6%
  Empi Inc., Term Loan B, 4.24%, 11/24/09 ...............................................    $     997,500   $   1,008,722
  Kinetic Concepts Inc., Term Loan B, 3.36%, 8/11/10 ....................................        1,336,250       1,347,341
  PerkinElmer Inc., Term Loan B, 3.35%, 12/26/08 ........................................          619,048         627,044
                                                                                                             -------------
                                                                                                                 2,983,107
                                                                                                             -------------
  MEDICAL/NURSING SERVICES 2.6%
  Alliance Imaging Inc., Term Loan C, 3.563 - 3.625%, 11/30/08 ..........................          876,712         873,151
  AMN Healthcare Services Inc., Term Loan B, 4.11%, 10/02/08 ............................        1,750,000       1,780,625
  Cross Country Healthcare Inc., Term Loan, 4.35%, 6/05/09 ..............................          696,011         713,411
  DaVita Inc., Term Loan B, 3.12 - 3.213%, 3/31/09 ......................................        2,981,130       3,016,066
  Insight Health Services, Term Loan B, 4.61%, 10/17/08 .................................        2,390,122       2,399,085
  MedQuest Inc., Term Loan B, 4.86%, 7/31/09 ............................................          992,500         999,944
  Sheridan Healthcare, Term Loan B, 3.84 - 3.87%, 3/31/10 ...............................        1,000,000       1,012,500
  Team Health Inc., Term Loan B, 4.36%, 3/22/11 .........................................          951,898         951,898
                                                                                                             -------------
                                                                                                                11,746,680
                                                                                                             -------------
  MISCELLANEOUS COMMERCIAL SERVICES 1.6%
  Corrections Corp. of America, Term Loan C, 3.86 - 3.88%, 3/31/08 ......................          984,773         998,622
  DS Waters Enterprises LP, Term Loan, 3.938%, 11/07/09 .................................        2,133,875       2,133,209
  GEO, Term Loan B, 3.60 - 3.67%, 7/10/09 ...............................................          962,500         973,930
  Global Imaging Systems Inc., Term Loan, 3.60 - 3.63%, 6/20/09 .........................          992,500       1,007,387
  Spectaguard Acquisition LLC, Term Loan, 7.50%, 4/25/10 ................................          944,737         939,890
  U.S. Investigations Services Inc., Term Loan C, 4.61%, 1/10/09 ........................        1,369,815       1,368,959
                                                                                                             -------------
                                                                                                                 7,421,997
                                                                                                             -------------
  MISCELLANEOUS MANUFACTURING .6%
  Day International Group Inc., Term Loan B, 5.60 - 5.61%, 9/10/09 ......................          955,957         964,720
  Mueller Group, Term Loan, 4.35%, 4/14/11 ..............................................        1,000,000       1,010,000
  Norcross Safety Products, Term Loan, 4.90%, 3/01/09 ...................................          759,231         767,772
                                                                                                             -------------
                                                                                                                 2,742,492
                                                                                                             -------------
  MOVIES/ENTERTAINMENT 7.2%
  24 Hour Fitness Inc., Term Loan, 4.75%, 7/01/09 .......................................          997,500         999,994
  Carmike Cinemas Inc., Term Loan 4.41%, 2/02/09 ........................................        1,795,500       1,836,461
  CH Operating LLC, Term Loan B, 5.625 - 5.688%, 6/21/07 ................................          448,276         452,759
  Cinram International,
     Term Loan B, 4.84%, 10/15/09 .......................................................        2,076,044       2,096,481
     Term Loan C, 6.84%, 4/15/10 ........................................................        1,965,395       1,980,442
  Hollywood Entertainment Corp., Term Loan, 4.60%, 3/31/08 ..............................          625,000         629,167
  Loews Cineplex Entertainment Corp., Term Loan A, 4.625%, 2/28/08 ......................        1,404,306       1,408,694
b Metro-Goldwyn-Mayer Inc., Term Loan B, 5.50%, 4/30/11 .................................        3,000,000       3,013,125
  Mets II LLC, Term Loan, 4.35%, 8/23/05 ................................................        1,000,000       1,003,750
  Minnesota Hockey Ventures Group LP Holding Co., Term Loan, 5.66%, 12/23/08 ............        1,250,000       1,246,875
  Minnesota Wild Hockey Club LP Operating Co., 3.91%, Term Loan, 12/23/08 ...............        1,000,000       1,003,750
  New Jersey Basketball LLC, Term Loan, 4.375%, 9/09/04 .................................        3,000,000       3,009,870
c New Jersey Devils (NJSEA), Term Loan, 5.25%, 9/30/06 ..................................        1,500,000       1,503,435
c New Jersey Devils LLC, Term Loan, 6.75%, 9/30/06 ......................................        2,000,000       2,004,440

                                                          Semiannual Report | 37

Franklin Investors Securities Trust


-------------------------------------------------------------------------------------------------------------------------
  FRANKLIN FLOATING RATE DAILY ACCESS FUND                                                 PRINCIPAL AMOUNT     VALUE
-------------------------------------------------------------------------------------------------------------------------
a SENIOR FLOATING RATE INTERESTS (CONT.)
  MOVIES/ENTERTAINMENT (CONT.)
  Rainbow Media Holdings Inc., Term Loan C, 3.38%, 12/31/09 .............................    $   3,979,986   $  4,017,796
  Regal Cinemas Inc., Term Loan D, 3.375%, 6/30/09 ......................................          961,290        978,353
  Six Flags Theme Parks, Term Loan B, 3.59 - 3.63%, 6/30/09 .............................        1,358,164      1,374,010
b Warner Music, Term Loan B, 3.85 - 4.025%, 2/28/11 .....................................        4,500,000      4,565,812
                                                                                                             ------------
                                                                                                               33,125,214
                                                                                                             ------------
  OIL & GAS PIPELINES .8%
b BPL Acquisition LP, Term Loan, 5.25%, 5/04/10 .........................................        1,500,000      1,514,063
  Magellan Midstream Holdings LP, Term Loan A, 4.67%, 6/17/08 ...........................          713,675        727,948
b Vulcan Energy Corp., Term Loan B, 6.25%, 4/30/10 ......................................        1,400,000      1,419,250
                                                                                                             ------------
                                                                                                                3,661,261
                                                                                                             ------------
  OIL & GAS PRODUCTION .2%
  Williams Production RMT Co., Term Loan C, 3.60%, 5/30/07 ..............................          992,512      1,000,949
                                                                                                             ------------
  OIL REFINING/MARKETING .7%
  Citgo Petroleum Corp., Term Loan, 8.25%, 2/27/06 ......................................        1,000,000      1,040,625
  Pacific Energy Group LLC, Term Loan B, 3.42%, 7/26/09 .................................        1,000,000      1,006,563
  Tesoro Petroleum Corp., Term Loan, 6.61 - 6.64%, 4/15/08 ..............................          990,000      1,022,175
                                                                                                             ------------
                                                                                                                3,069,363
                                                                                                             ------------
  OTHER CONSUMER SERVICES .4%
  Alderwoods Group Inc., Term Loan B, 3.86 - 5.75%, 9/12/08 .............................          866,733        880,006
  FTD Inc., Term Loan B, 3.86%, 2/13/11 .................................................        1,000,000      1,014,375
                                                                                                             ------------
                                                                                                                1,894,381
                                                                                                             ------------
  OTHER CONSUMER SPECIALTIES .9%
  Home Interiors & Gifts Inc., Term Loan, 5.36 - 5.41%, 4/02/11 .........................        1,500,000      1,487,812
b Jarden Corp., Term Loan B, 3.86%, 4/24/08 .............................................        2,492,500      2,521,321
  Solo Cup Co., Term Loan B, 3.61%, 2/23/11 .............................................        1,500,000      1,526,625
                                                                                                             ------------
                                                                                                                5,535,758
                                                                                                             ------------
  OTHER TRANSPORTATION 1.2%
  Laidlaw International Inc., Term Loan B, 5.50%, 6/17/09 ...............................        2,919,184      2,975,136
  Pacer International Inc., Term Loan B, 3.938 - 4.313%, 6/06/10 ........................          760,784        769,819
  Transcore Holdings Inc.,
     Term Loan B, 4.38%, 10/31/06 .......................................................          944,984        956,796
     Term Loan C, 4.38%, 12/03/07 .......................................................          995,000      1,004,522
                                                                                                             ------------
                                                                                                                5,706,273
                                                                                                             ------------
  PUBLISHING: BOOKS/MAGAZINES 2.8%
  American Media Inc., Term Loan C, 3.86 - 3.87%, 4/01/07 ...............................          922,079        937,207
  CBD Media LLC, Term Loan C, 3.34%, 12/31/09 ...........................................          918,750        927,506
  DEX Media East LLC, Term Loan B, 3.60 - 3.63%, 6/30/09 ................................          768,809        780,026
  DEX Media West LLC, Term Loan B, 3.85 - 3.99%, 3/09/10 ................................        2,785,823      2,834,823
  Primedia Inc., Term Loan B, 3.875%, 6/30/09 ...........................................        2,368,564      2,347,839

38 | Semiannual Report

Franklin Investors Securities Trust


-------------------------------------------------------------------------------------------------------------------------
  FRANKLIN FLOATING RATE DAILY ACCESS FUND                                                 PRINCIPAL AMOUNT     VALUE
-------------------------------------------------------------------------------------------------------------------------
a SENIOR FLOATING RATE INTERESTS (CONT.)
  PUBLISHING: BOOKS/MAGAZINES (CONT.)
  Readers Digest Association Inc., Term Loan B, 4.188%, 5/20/08 .........................    $     873,096   $    881,486
  R.H. Donnelley Corp., Term Loan B2, 3.36 - 3.39%, 6/30/10 .............................          987,673      1,000,295
b Transwestern Publishing Co., Term Loan B, 3.375 - 3.938%, 2/25/11 .....................        2,000,000      2,026,666
  Weekly Reader, Second Lien Term Loan, 6.761%, 3/23/09 .................................        1,000,000      1,004,688
                                                                                                             ------------
                                                                                                               12,740,536
                                                                                                             ------------
  PUBLISHING: NEWSPAPERS .4%
  First DT Holdings Ltd. (Hollinger), Term Loan B, 4.625%, 6/30/09 ......................          979,635        992,799
  Medianews Group Inc., Term Loan B, 3.10%, 12/30/10 ....................................          997,500      1,009,969
                                                                                                             ------------
                                                                                                                2,002,768
                                                                                                             ------------
  PULP & PAPER .4%
  MDCP Acquisitions I,
     Term Loan B, 3.89%, 9/12/10 ........................................................        1,000,000      1,003,125
     Term Loan C, 4.39%, 9/12/11 ........................................................        1,000,000      1,003,125
                                                                                                             ------------
                                                                                                                2,006,250
                                                                                                             ------------
  REAL ESTATE INVESTMENT TRUSTS .6%
  Crescent Real Estate Funding XII, Term Loan, 3.34 - 3.35%, 1/12/06 ....................        1,000,000      1,012,188
  Newkirk Master LP, Term Loan, 5.61 - 5.713%, 10/27/03 .................................        1,927,015      1,947,490
                                                                                                             ------------
                                                                                                                2,959,678
                                                                                                             ------------
  RECREATIONAL PRODUCTS 2.6%
b Amscan Holdings Inc., Term Loan B, 5.75%, 4/30/12 .....................................        1,000,000      1,009,375
  BRP Holdings LP, Term Loan, 4.13%, 12/18/10 ...........................................        4,000,000      4,043,332
  PlayPower Inc., Term Loan, 5.35%, 2/07/10 .............................................          925,000        929,047
  Pure Fishing Inc., Term Loan B, 4.11 - 4.14%, 9/12/11 .................................        3,000,000      3,041,970
  True Temper Sports Inc., Term Loan, 5.50%, 3/15/11 ....................................        3,000,000      3,030,000
                                                                                                             ------------
                                                                                                               12,053,724
                                                                                                             ------------
  RESTAURANTS 1.0%
  Dominos Inc., Term Loan, 3.75%, 6/25/10 ...............................................        3,431,903      3,482,311
  Jack In The Box Inc., Term Loan B, 3.85 - 4.09%, 12/19/10 .............................          997,500      1,012,662
                                                                                                             ------------
                                                                                                                4,494,973
                                                                                                             ------------
  SEMICONDUCTORS .2%
  Fairchild Semiconductor Corp., Term Loan, 3.75%, 6/19/08 ..............................          992,500      1,008,628
                                                                                                             ------------
  SERVICES TO THE HEALTH INDUSTRY .2%
  Quintiles Transnational Corp., Term Loan B, 5.36%, 9/25/09 ............................          995,000      1,014,900
                                                                                                             ------------
  SPECIALTY STORES .7%
  Pantry Inc., Term Loan, 3.85%, 3/12/11 ................................................        2,305,055      2,338,766
  PETCO Animal Supplies Inc., Term Loan D, 3.61%, 10/02/08 ..............................          992,473      1,009,842
                                                                                                             ------------
                                                                                                                3,348,608
                                                                                                             ------------

                                                          Semiannual Report | 39

Franklin Investors Securities Trust


-------------------------------------------------------------------------------------------------------------------------
  FRANKLIN FLOATING RATE DAILY ACCESS FUND                                                 PRINCIPAL AMOUNT     VALUE
-------------------------------------------------------------------------------------------------------------------------
a SENIOR FLOATING RATE INTERESTS (CONT.)
  SPECIALTY TELECOMMUNICATIONS .9%
  D&E Communications Inc., Term Loan B, 3.87%, 12/31/11 .................................    $   1,695,750   $  1,714,827
  GCI Holdings Inc., Term Loan, 4.38%, 10/30/04 .........................................        1,405,141      1,422,256
  Valor Telecommunications, Term Loan A, 3.63%, 6/30/07 .................................          887,111        889,883
                                                                                                             ------------
                                                                                                                4,026,966
                                                                                                             ------------
  TOBACCO .1%
  Commonwealth Brands Inc., Term Loan, 5.188%, 8/22/07 ..................................          466,333        473,037
                                                                                                             ------------
  TOOLS/HARDWARE .2%
  Paint Sundry Brands LLC, Term Loan B, 4.625%, 6/27/10 .................................        1,000,000      1,010,630
                                                                                                             ------------
  TRUCKING 1.2%
  Comcar Industries, Term Loan B, 6.10 - 8.00%, 12/31/09 ................................          997,500        992,512
  Flexi-Van Leasing Inc., Term Loan B, 3.10 - 3.13%, 9/20/07 ............................          375,148        376,555
  Yellow Corp.,
     L/C Term Loan, 2.85%, 5/24/07 ......................................................        3,315,508      3,339,340
     Term Loan, 2.85%, 5/24/07 ..........................................................          779,221        784,822
                                                                                                             ------------
                                                                                                                5,493,229
                                                                                                             ------------
  WHOLESALE DISTRIBUTORS .7%
  Interline Brands, Term Loan B, 4.61%, 11/30/09 ........................................          962,500        967,914
  National Waterworks Inc., Term Loan B, 3.86%, 11/22/09 ................................          964,286        977,143
  Nebraska Book Co., Term Loan B, 3.91%, 3/04/11 ........................................        1,000,000      1,015,625
                                                                                                             ------------
                                                                                                                2,960,682
                                                                                                             ------------
  WIRELESS COMMUNICATIONS 3.5%
  AAT Communications Corp., Term Loan A, 4.84 - 4.98%, 8/13/09 ..........................        1,000,000      1,002,500
  American Tower Corp.,
     Term Loan A, 3.36%, 6/30/07 ........................................................        1,161,306      1,166,453
     Term Loan C, 3.36 - 3.40%, 12/31/07 ................................................          997,500      1,003,984
  Crown Castle Operating Co., Term Loan B, 4.61%, 3/15/08 ...............................        2,980,025      3,033,108
  Dobson Cellular Systems Inc., Term Loan, 4.35 - 4.38%, 3/31/10 ........................        3,414,720      3,415,318
  Nextel Finance Inc., Term Loan E, 3.375%, 12/15/10 ....................................          997,500      1,009,477
  Nextel Partners Operating Co., Term Loan B, 4.188%, 11/30/10 ..........................        1,000,000      1,012,875
c SBA Communications Corp., Term Loan, .50 - 4.65%, 10/31/08 ............................        2,750,000      2,771,054
  Spectrasite Communications Inc., Term Loan C, 3.42%, 2/22/07 ..........................          477,887        483,550
b Telepak, Inc., Term Loan B, 3.60 - 3.63%, 4/29/11 .....................................        1,250,000      1,250,000
                                                                                                             ------------
                                                                                                               16,148,319
                                                                                                             ------------
  TOTAL SENIOR FLOATING RATE INTERESTS (COST $384,739,708) ..............................                     388,568,207
                                                                                                             ------------
  TOTAL LONG TERM INVESTMENTS (COST $390,968,841) .......................................                     394,972,143
                                                                                                             ------------

40 | Semiannual Report

Franklin Investors Securities Trust


--------------------------------------------------------------------------------------------------------------------------
  FRANKLIN FLOATING RATE DAILY ACCESS FUND                                                 PRINCIPAL AMOUNT      VALUE
--------------------------------------------------------------------------------------------------------------------------
  SHORT TERM INVESTMENT (COST $86,267,404) 18.7%
d Franklin Institutional Fiduciary Trust Money Market Portfolio ..........................      86,267,404    $ 86,267,404
                                                                                                              ------------
  TOTAL INVESTMENTS (COST $477,236,245) 104.4% ...........................................                     481,239,547
  OTHER ASSETS, LESS LIABILITIES (4.4)% ..................................................                     (20,072,788)
                                                                                                              ------------
  NET ASSETS 100.0% ......................................................................                    $461,166,759
                                                                                                              ============

See glossary of terms on page 58.

a See Note 1(g) regarding senior floating rate interests.

b See Note 1(c) regarding securities purchased on a delayed delivery basis.

c See Note 1(l) regarding unfunded loan commitments.

d See Note 7 regarding investments in affiliated Money Market Portfolio.

                     Semiannual Report | See notes to financial statements. | 41

Franklin Investors Securities Trust

FINANCIAL HIGHLIGHTS


FRANKLIN TOTAL RETURN FUND


                                                      -------------------------------------------------------------------------
                                                      SIX MONTHS ENDED
                                                       APRIL 30, 2004                       YEAR ENDED OCTOBER 31,
CLASS A                                                  (UNAUDITED)    2003        2002        2001        2000        1999
                                                      -------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the period)

Net asset value, beginning of period ................       $10.06      $ 9.72       $9.94       $9.51       $9.61      $10.37
                                                      -------------------------------------------------------------------------
Income from investment operations:
 Net investment income ..............................         .211        .403        .488 d      .610 d,e    .670 d      .630 d
 Net realized and unrealized gains (losses) .........        (.002)       .458       (.161)       .490 e      .020       (.710)
                                                      -------------------------------------------------------------------------
Total from investment operations ....................         .209        .861        .327       1.100        .690       (.080)
                                                      -------------------------------------------------------------------------
Less distributions from:
 Net investment income ..............................        (.249)      (.521)      (.547)      (.670)      (.790)      (.630)
                                                      -------------------------------------------------------------------------
 Net realized gains .................................           --          --          --          --          --       (.050)
                                                      -------------------------------------------------------------------------
Total distributions .................................        (.249)      (.521)      (.547)      (.670)      (.790)      (.680)
                                                      -------------------------------------------------------------------------
Net asset value, end of period ......................       $10.02      $10.06       $9.72       $9.94       $9.51      $ 9.61
                                                      =========================================================================

Total return a ......................................        2.17%       8.88%       3.44%      11.87%       7.61%       (.73)%


RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000's) ...................     $174,513    $149,231     $95,514     $68,288     $20,611      $7,870
Ratios to average net assets:
 Expenses ...........................................         .74% c      .68%        .68%        .50%        .50%        .50%
 Expenses excluding waiver and payments by affiliate         1.01% c     1.02%        .97%        .99%       1.17%       1.18%
 Net investment income ..............................        4.01% c     3.88%       5.02%       6.21% e     7.14%       6.32%
Portfolio turnover rate .............................       59.15%     195.15%     135.63%     181.85%     342.21%     282.10%
Portfolio turnover rate excluding mortgage dollar
 rolls b ............................................       29.36%     110.73%      95.02%      94.04%      39.64%      96.38%

a Total return does not reflect sales commissions or the contingent deferred sales charge, and is not annualized for periods less than one year.

b See Note 1(f) regarding mortgage dollar rolls.

c Annualized.

d Based on average daily shares outstanding.

e Effective November 1, 2000, the Fund adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began recording all paydown gains and losses as part of investment income and amortizing all premium and discount on fixed-income securities, as required. The effect of this change was as follows:

  Net investment income per share ............................   $(.006)
  Net realized and unrealized gains per share ................     .006
  Ratio of net investment income to average net assets .......    (.07)%

  Per share data and ratios for prior periods have not been restated to reflect this change in accounting policy.


42 | Semiannual Report

Franklin Investors Securities Trust

FRANKLIN TOTAL RETURN FUND (CONTINUED)


                                                                  -------------------------------------
                                                                  SIX MONTHS ENDED     YEAR ENDED
                                                                   APRIL 30, 2004      OCTOBER 31,
CLASS B                                                             (UNAUDITED)     2003        2002 e
                                                                  -------------------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the period)

Net asset value, beginning of period .........................          $10.05      $ 9.72       $9.71
                                                                  -------------------------------------
Income from investment operations:
 Net investment income .......................................            .188        .392        .295 f
 Net realized and unrealized gains (losses) ..................            .001 c      .418        .087
                                                                  -------------------------------------
Total from investment operations .............................            .189        .810        .382
Less distributions from net investment income ................           (.229)      (.480)      (.372)
                                                                  -------------------------------------
Net asset value, end of period ...............................          $10.01      $10.05       $9.72
                                                                  =====================================

Total return a ...............................................           1.96%       8.44%       4.01%


RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000's) ............................         $16,889     $13,797      $4,084
Ratios to average net assets:
 Expenses ....................................................           1.14% d     1.08%       1.07% d
 Expenses excluding waiver and payments by affiliate .........           1.41% d     1.42%       1.36% d
 Net investment income .......................................           3.61% d     3.48%       4.63% d
Portfolio turnover rate ......................................          59.15%     195.15%     135.63%
Portfolio turnover rate excluding mortgage dollar rolls b ....          29.36%     110.73%      95.02%

a Total return does not reflect contingent deferred sales charge, and is not annualized for periods less than one year.

b See Note 1(f) regarding mortgage dollar rolls.

c The amount shown for a share outstanding throughout the period does not correlate with the aggregate net gains on investments for that period, because of the timing of sales and repurchase of the Fund shares in relation to fluctuating market value of the investments of the Fund.

d Annualized.

e For the period March 1, 2002 (effective date) to October 31, 2002.

f Based on average daily shares outstanding.

                                                          Semiannual Report | 43

Franklin Investors Securities Trust

FRANKLIN TOTAL RETURN FUND (CONTINUED)


                                                                  -------------------------------------
                                                                  SIX MONTHS ENDED     YEAR ENDED
                                                                   APRIL 30, 2004      OCTOBER 31,
CLASS C                                                             (UNAUDITED)     2003        2002 e
                                                                  -------------------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the period)

Net asset value, beginning of period .........................          $10.05      $ 9.71       $9.71
                                                                  -------------------------------------
Income from investment operations:
 Net investment income .......................................            .186        .392        .292 f
 Net realized and unrealized gains (losses) ..................            .003 c      .430        .087
                                                                  -------------------------------------
Total from investment operations .............................            .189        .822        .379
Less distributions from net investment income ................           (.229)      (.482)      (.379)
                                                                  -------------------------------------
Net asset value, end of period ...............................          $10.01      $10.05       $9.71
                                                                  =====================================

Total return a ...............................................           1.96%       8.47%       3.98%


RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000's) ............................         $19,343     $15,807      $4,466
Ratios to average net assets:
 Expenses ....................................................           1.14% d     1.08%       1.07% d
 Expenses excluding waiver and payments by affiliate .........           1.41% d     1.42%       1.36% d
 Net investment income .......................................           3.61% d     3.48%       4.63% d
Portfolio turnover rate ......................................          59.15%     195.15%     135.63%
Portfolio turnover rate excluding mortgage dollar rolls b ....          29.36%     110.73%      95.02%

a Total return does not reflect contingent deferred sales charge, and is not annualized for periods less than one year.

b See Note 1(f) regarding mortgage dollar rolls.

c The amount shown for a share outstanding throughout the period does not correlate with the aggregate net gains on investments for that period, because of the timing of sales and repurchase of the Fund shares in relation to fluctuating market value of the investments of the Fund.

d Annualized.

e For the period March 1, 2002 (effective date) to October 31, 2002.

f Based on average daily shares outstanding.

44 | Semiannual Report

Franklin Investors Securities Trust

FRANKLIN TOTAL RETURN FUND (CONTINUED)


                                                                  -------------------------------------
                                                                  SIX MONTHS ENDED     YEAR ENDED
                                                                   APRIL 30, 2004      OCTOBER 31,
CLASS R                                                             (UNAUDITED)     2003        2002 e
                                                                  -------------------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the period)

Net asset value, beginning of period .........................          $10.05      $ 9.72       $9.66
                                                                  -------------------------------------
Income from investment operations:
 Net investment income .......................................            .194        .398        .385 f
 Net realized and unrealized gains (losses) ..................            .003 c      .428        .104
                                                                  -------------------------------------
Total from investment operations .............................            .197        .826        .489
Less distributions from net investment income ................           (.237)      (.496)      (.429)
                                                                  -------------------------------------
Net asset value, end of period ...............................          $10.01      $10.05       $9.72
                                                                  =====================================

Total return a ...............................................            1.94       8.61%       5.16%


RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000's) ............................          $8,248      $7,302      $1,869
Ratios to average net assets:
 Expenses ....................................................            .99% d      .93%        .93% d
 Expenses excluding waiver and payments by affiliate .........           1.26% d     1.27%       1.22% d
 Net investment income .......................................           3.76% d     3.63%       4.78% d
Portfolio turnover rate ......................................          59.15%     195.15%     135.63%
Portfolio turnover rate excluding mortgage dollar rolls b ....          29.36%     110.73%      95.02%

a Total return does not reflect sales commissions or the contingent deferred sales charge, and is not annualized for periods less than one year.

b See Note 1(f) regarding mortgage dollar rolls.

c The amount shown for a share outstanding throughout the period does not correlate with the aggregate net gains on investments for that period, because of the timing of sales and repurchase of the Fund shares in relation to fluctuating market value of the investments of the Fund.

d Annualized.

e For the period January 2, 2002 (effective date) to October 31, 2002.

f Based on average daily shares outstanding.

                                                          Semiannual Report | 45

Franklin Investors Securities Trust

FRANKLIN TOTAL RETURN FUND (CONTINUED)


                                                      -------------------------------------------------------------------------
                                                      SIX MONTHS ENDED
                                                       APRIL 30, 2004                      YEAR ENDED OCTOBER 31,
ADVISOR CLASS                                            (UNAUDITED)     2003        2002        2001        2000        1999
                                                      -------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the period)

Net asset value, beginning of period ...............        $10.07      $ 9.73       $9.96       $9.52       $9.62      $10.38
                                                      -------------------------------------------------------------------------
Income from investment operations:
 Net investment income .............................          .217        .417        .513 e      .630 e,f    .710 e      .660 e
 Net realized and unrealized gains (losses) ........          .005 c      .470       (.170)       .500 f      .010       (.710)
                                                      -------------------------------------------------------------------------
Total from investment operations ...................          .222        .887        .343       1.130        .720       (.050)
                                                      -------------------------------------------------------------------------
Less distributions from:
 Net investment income .............................         (.262)      (.547)      (.573)      (.690)      (.820)      (.660)
 Net realized gains ................................            --          --          --          --          --       (.050)
                                                      -------------------------------------------------------------------------
Total distributions ................................         (.262)      (.547)      (.573)      (.690)      (.820)      (.710)
                                                      -------------------------------------------------------------------------
Net asset value, end of period .....................        $10.03      $10.07       $9.73       $9.96       $9.52      $ 9.62
                                                      =========================================================================

Total return a .....................................         2.29%       9.15%       3.61%      12.24%       7.87%      (.46)%


RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000's) ..................      $136,911    $133,432    $134,285     $23,324     $13,173     $12,099
Ratios to average net assets:
 Expenses ..........................................          .49% d      .43%        .43%        .25%        .25%        .25%
 Expenses excluding waiver and payments by
 affiliate .........................................          .76% d      .77%        .72%        .74%        .92%        .93%
 Net investment income .............................         4.26% d     4.13%       5.27%       6.50% e     7.53%       6.57%
Portfolio turnover rate ............................        59.15%     195.15%     135.63%     181.85%     342.21%     282.10%
Portfolio turnover rate excluding mortgage dollar
 rolls b ...........................................        29.36%     110.73%      95.02%      94.04%      39.64%      96.38%

a Total return is not annualized for periods less than one year.

b See Note 1(f) regarding mortgage dollar rolls.

c The amount shown for a share outstanding throughout the period does not correlate with the aggregate net gains on investments for that period, because of the timing of sales and repurchase of the Fund shares in relation to fluctuating market value of the investments of the Fund.

d Annualized.

e Based on average daily shares outstanding.

f Effective November 1, 2000, the Fund adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began recording all paydown gains and losses as part of investment income and amortizing all premium and discount on fixed-income securities, as required. The effect of this change was as follows:

  Net investment income per share .............................  $(.006)
  Net realized and unrealized gains per share .................    .006
  Ratio of net investment income to average net assets ........   (.07)%

  Per share data and ratios for prior periods have not been restated to reflect this change in accounting policy.

46 | See notes to financial statements. | Semiannual Report

Franklin Investors Securities Trust

STATEMENT OF INVESTMENTS, APRIL 30, 2004 (UNAUDITED)


--------------------------------------------------------------------------------------------------------------------------
  FRANKLIN TOTAL RETURN FUND                                               COUNTRY   PRINCIPAL AMOUNT a          VALUE
--------------------------------------------------------------------------------------------------------------------------
  CORPORATE BONDS 32.3%
  COMMERCIAL SERVICES .2%
  Johnsondiversey Inc., senior sub. note, B, 9.625%, 5/15/12 ........   United States   $    300,000          $    330,000
  Lamar Media Corp., senior sub. note, 7.25%, 1/01/13 ...............   United States        200,000               216,000
                                                                                                              ------------
                                                                                                                   546,000
                                                                                                              ------------
  COMMUNICATIONS 2.3%
  AT&T Wireless Services Inc., senior note, 8.125%, 5/01/12 .........   United States        400,000               467,257
  Cablevision Systems Corp., senior note, 144A, 8.00%, 4/15/12 ......   United States        300,000               302,250
  Centennial Communications Corp., senior note, 144A, 8.125%, 2/01/14   United States        300,000               279,000
  Dobson Communications Corp., senior note, 10.875%, 7/01/10 ........   United States        100,000                88,750
  Dobson Communications Corp., senior note, 8.875%, 10/01/13 ........   United States        200,000               157,500
  France Telecom SA, 9.25%, 3/01/11 .................................      France          1,000,000             1,183,769
  Inmarsat Finance PLC, senior note, 144A, 7.625%, 6/30/12 ..........  United Kingdom        200,000               205,000
  Intelsat Ltd., 6.50%, 11/01/13 ....................................      Bahamas         1,000,000               918,659
  MCI Inc., senior note, 5.908%, 5/01/07 ............................   United States        111,000               109,890
  MCI Inc., senior note, 6.688%, 5/01/09 ............................   United States        111,000               105,450
  MCI Inc., senior note, 7.735%, 5/01/14 ............................   United States         95,000                88,469
  Millicom International Cellular SA, senior note, 144A,
     10.00%, 12/01/13 ...............................................     Luxembourg         200,000               210,500
  Nextel Communications Inc., senior note, 7.375%, 8/01/15 ..........   United States        300,000               313,125
  NTL Cable PLC, senior note, 144A, 8.75%, 4/15/14 ..................  United Kingdom        200,000               207,500
  Qwest Communications Inc., senior note, 144A, 7.50%, 2/15/14 ......   United States        300,000               276,750
  Sprint Capital Corp., 7.125%, 1/30/06 .............................   United States        500,000               536,587
  Time Warner Telecom Inc., senior note, 10.125%, 2/01/11 ...........   United States        200,000               168,000
  Time Warner Telecom Inc., senior note, 144A, 9.25%, 2/15/14 .......   United States        100,000                93,500
  Triton PCS Inc., senior note, 8.50%, 6/01/13 ......................   United States        300,000               313,500
  Verizon New York Inc., A, 6.875%, 4/01/12 .........................   United States      1,000,000             1,095,445
  Verizon VA Inc., 4.625%, 3/15/13 ..................................   United States      1,000,000               948,222
                                                                                                              ------------
                                                                                                                 8,069,123
                                                                                                              ------------
  CONSUMER DURABLES 1.8%
  D.R. Horton Inc., senior note, 8.50%, 4/15/12 .....................   United States        300,000               338,250
  Ford Motor Co., 7.45%, 7/16/31 ....................................   United States      1,500,000             1,466,461
  General Motors, 8.25%, 7/15/23 ....................................   United States      3,500,000             3,754,895
  Phelps Dodge Corp., senior note, 8.75%, 6/01/11 ...................   United States        500,000               603,830
  Simmons Co., senior sub. note, 144A, 7.875%, 1/15/14 ..............   United States        100,000                99,500
  True Temper Sports Inc., senior sub. note, 144A, 8.375%, 9/15/11 ..   United States        200,000               206,000
                                                                                                              ------------
                                                                                                                 6,468,936
                                                                                                              ------------
  CONSUMER NON-DURABLES .7%
  Miller Brewing Co., 144A, 5.50%, 8/15/13 ..........................   United States      1,000,000             1,014,055
  Smithfield Foods Inc., senior note, 7.75%, 5/15/13 ................   United States        300,000               325,500
  Tyson Foods Inc., 7.25%, 10/01/06 .................................   United States      1,000,000             1,082,756
                                                                                                              ------------
                                                                                                                 2,422,311
                                                                                                              ------------
  CONSUMER SERVICES 3.7%
b Adelphia Communications Corp., senior note, 10.875%, 10/01/10 .....   United States        200,000               219,000
  Advanstar Communications, senior secured note, 10.75%, 8/15/10 ....   United States        200,000               219,500


                                                          Semiannual Report | 47

Franklin Investors Securities Trust


--------------------------------------------------------------------------------------------------------------------------
  FRANKLIN TOTAL RETURN FUND                                               COUNTRY   PRINCIPAL AMOUNT a          VALUE
--------------------------------------------------------------------------------------------------------------------------
  CORPORATE BONDS (CONT.)
  CONSUMER SERVICES (CONT.)
  Advanstar Communications, senior secured note, 144A,
    10.75%, 8/15/10 .................................................   United States   $    100,000          $    109,750
  Block Financial Corp., 6.75%, 11/01/04 ............................   United States      1,000,000             1,025,510
  Boyd Gaming Corp., senior sub. note, 144A, 6.75%, 4/15/14 .........   United States        300,000               297,000
  CanWest Media Inc., senior sub. note, 10.625%, 5/15/11 ............      Canada            200,000               227,500
  CanWest Media Inc., senior note, B, 7.625%, 4/15/13 ...............      Canada            100,000               107,000
  Cendant Corp., senior note, 7.375%, 4/15/13 .......................   United States      1,000,000             1,132,895
  Charter Communications Holdings II, senior note, 144A,
    10.25%, 9/15/10 .................................................   United States        300,000               310,500
  Comcast Cable, senior note, 7.125%, 6/15/13 .......................   United States      1,000,000             1,110,157
  Cox Enterprises, 144A, 4.375%, 5/01/08 ............................   United States        500,000               502,906
  Dex Media East LLC, senior note, B, 12.125%, 11/15/12 .............   United States        100,000               116,500
  Dex Media West LLC, senior sub. note, 144A, 9.875%, 8/15/13 .......   United States        200,000               220,000
  DirecTV Holdings/Finance, senior note, 8.375%, 3/15/13 ............   United States        300,000               336,750
  Emmis Operating Co., senior sub. note, 144A, 6.875%, 5/15/12 ......   United States        200,000               200,000
  Gaylord Entertainment Co., senior note, 144A, 8.00%, 11/15/13 .....   United States        300,000               313,500
  HMH Properties Inc., senior secured note, B, 7.875%, 8/01/08 ......   United States         34,000                35,275
  Interactive Corp., senior note, 6.75%, 11/15/05 ...................   United States      1,000,000             1,051,347
  Liberty Media Corp., 3.50%, 9/25/06 ...............................   United States      1,500,000             1,503,752
  Lin Television Corp., 6.50%, 5/15/13 ..............................   United States        300,000               297,000
  News America Inc., 7.25%, 5/18/18 .................................   United States      1,000,000             1,112,610
  Park Place Entertainment Corp., senior sub. note, 8.125%, 5/15/11 .   United States        300,000               333,000
  Paxson Communications Corp., senior secured note, FRN,
    144A, 3.89%, 4/01/10 ............................................   United States        300,000               304,500
  Pinnacle Entertainment Inc., senior sub. note, 8.75%, 10/01/13 ....   United States        200,000               203,000
  Pinnacle Entertainment Inc., senior sub. note, B, 9.25%, 2/15/07 ..   United States         12,000                12,360
  Royal Caribbean Cruises Ltd., senior deb., 7.25%, 3/15/18 .........   United States        300,000               300,750
  Station Casinos Inc., senior sub. note, 144A, 6.875%, 3/01/16 .....   United States        300,000               300,000
  AOL Time Warner Inc., senior note, 6.875%, 5/01/12 ................   United States      1,000,000             1,094,955
                                                                                                              ------------
                                                                                                                12,997,017
                                                                                                              ------------
  DISTRIBUTION SERVICES
  Grand Metropolitan Investment, 7.125%, 9/15/04 ....................   United States        200,000               204,169
                                                                                                              ------------
  ELECTRONIC TECHNOLOGY .8%
  Flextronics International Ltd., senior sub. note, 6.50%, 5/15/13 ..     Singapore          300,000               305,250
  Goodrich Corp., senior note, 7.50%, 4/15/08 .......................   United States      1,000,000             1,116,309
  L-3 Communications Corp., senior sub. note, 144A, 6.125%, 1/15/14 .   United States        300,000               300,000
  Raytheon Co., 4.85%, 1/15/11 ......................................   United States      1,000,000               997,018
  Xerox Corp., senior note, 7.125%, 6/15/10 .........................   United States        300,000               306,000
                                                                                                              ------------
                                                                                                                 3,024,577
                                                                                                              ------------
  ENERGY MINERALS 1.1%
  Amerada Hess Corp., 7.125%, 3/15/33 ...............................   United States      1,000,000             1,003,539
  Marathon Oil Corp., 5.375%, 6/01/07 ...............................   United States      1,000,000             1,055,152
  Peabody Energy Corp., senior note, B, 6.875%, 3/15/13 .............   United States        300,000               313,500
  Ras Laffan Liquid Natural Gas Co. Inc., 144A, 3.437%, 9/15/09 .....       Qatar            800,000               780,479

48 | Semiannual Report

Franklin Investors Securities Trust


--------------------------------------------------------------------------------------------------------------------------
  FRANKLIN TOTAL RETURN FUND                                               COUNTRY   PRINCIPAL AMOUNT a          VALUE
--------------------------------------------------------------------------------------------------------------------------
  CORPORATE BONDS (CONT.)
  ENERGY MINERALS (CONT.)
  Westport Resources Corp., senior sub. note, 8.25%, 11/01/11 .......   United States   $    200,000          $    225,500
  XTO Energy Inc., senior note, 6.25%, 4/15/13 ......................   United States        500,000               533,653
                                                                                                              ------------
                                                                                                                 3,911,823
                                                                                                              ------------
  FINANCE 10.8%
  AIG SunAmerica Financing VIII, 144A, 1.225%, 11/15/04 .............   United States      3,100,000             3,100,868
  Bank of America Corp., 5.125%, 11/15/14 ...........................   United States      1,000,000               982,032
  Bank of America Corp., senior sub. note, 5.25%, 12/01/15 ..........   United States      1,000,000               975,710
  Boston Properties Inc., senior note, 5.00%, 6/01/15 ...............   United States      2,000,000             1,884,268
  Capital One Bank, 5.125%, 2/15/14 .................................   United States      1,000,000               958,364
  Charles Schwab, senior note, 8.05%, 3/01/10 .......................   United States        750,000               859,805
  CIT Group Inc., 5.50%, 11/30/07 ...................................   United States      1,000,000             1,057,466
  Citigroup Inc., sub. note, 5.625%, 8/27/12 ........................   United States      1,000,000             1,044,481
  CNA Financial Corp., 6.75%, 11/15/06 ..............................   United States        375,000               400,661
  CNA Financial Corp., 6.45%, 1/15/08 ...............................   United States        500,000               531,733
  Credit Suisse First Boston USA, 6.50%, 1/15/12 ....................   United States      1,000,000             1,093,937
  Ford Motor Credit Co., senior sub. note, 7.25%, 10/25/11 ..........   United States      1,000,000             1,062,644
  Ford Motor Credit Co., 7.00%, 10/01/13 ............................   United States      1,000,000             1,030,195
  Forest City Enterprises Inc., senior note, 7.625%, 6/01/15 ........   United States        300,000               316,500
  General Electric Capital Corp., 5.45%, 1/15/13 ....................   United States      1,000,000             1,025,635
  General Motors Acceptance Corp., 6.875%, 9/15/11 ..................   United States      1,000,000             1,051,125
  Glencore Funding LLC, 144A, 6.00%, 4/15/14 ........................   United States        700,000               662,733
  Goldman Sachs Group Inc., senior note, 6.60%, 1/15/12 .............   United States      1,450,000             1,590,176
  Hertz Corp., 4.70%, 10/02/06 ......................................   United States      2,000,000             2,026,426
  Highmark Inc., 144A, 6.80%, 8/15/13 ...............................   United States      1,000,000             1,072,025
  Household Finance Corp., 6.375%, 10/15/11 .........................   United States      2,000,000             2,173,216
  International Lease Finance Corp., 5.75%, 2/15/07 .................   United States      1,200,000             1,281,054
  JP Morgan Chase & Co., sub. note, 5.75%, 1/02/13 ..................   United States      1,000,000             1,037,212
  Morgan Stanley, sub. note, 4.75%, 4/01/14 .........................   United States      1,000,000               936,095
  National Rural Utility Finance, 7.25%, 3/01/12 ....................   United States        250,000               286,616
  Nationwide Mutual Insurance, 144A, 8.25%, 12/01/31 ................   United States      1,200,000             1,436,725
  Paine Webber Group Inc., senior note, 6.55%, 4/15/08 ..............   United States        150,000               164,798
  Societe Generale-New York, sub. note, 7.40%, 6/01/06 ..............   United States        300,000               327,280
  Standard Chartered Bank, 144A, 8.00%, 5/30/31 .....................  United Kingdom      1,000,000             1,194,940
  Washington Mutual Financial, 6.875%, 5/15/11 ......................   United States      2,155,000             2,464,346
  Wells Fargo & Co., 3.125%, 4/01/09 ................................   United States        900,000               860,784
  Whole Auto Loan Trust, 6.00%, 4/15/09 .............................   United States      3,646,510             3,649,281
                                                                                                              ------------
                                                                                                                38,539,131
                                                                                                              ------------
  HEALTH SERVICES .2%
  Tenet Healthcare Corp., senior note, 6.375%, 12/01/11 .............   United States        300,000               263,250
  United Surgical Partners, senior sub. note, 10.00%, 12/15/11 ......   United States        300,000               342,000
                                                                                                              ------------
                                                                                                                   605,250
                                                                                                              ------------
  HEALTH TECHNOLOGY .6%
  Alliance Imaging Inc., senior sub. note, 10.375%, 4/15/11 .........   United States        200,000               201,000
  Wyeth, senior sub. note 5.50%, 2/01/14 ............................   United States      1,000,000               998,699
  Wyeth, senior notes, 6.50%, 2/01/34 ...............................   United States      1,000,000               997,786
                                                                                                              ------------
                                                                                                                 2,197,485
                                                                                                              ------------

                                                          Semiannual Report | 49

Franklin Investors Securities Trust


--------------------------------------------------------------------------------------------------------------------------
  FRANKLIN TOTAL RETURN FUND                                               COUNTRY   PRINCIPAL AMOUNT a          VALUE
--------------------------------------------------------------------------------------------------------------------------
  CORPORATE BONDS (CONT.)
  INDUSTRIAL SERVICES .6%
  Allied Waste North America Inc., senior secured note, 144A, 6.50%,
    11/15/10 ........................................................   United States   $    300,000          $    301,500
  Grant Prideco Escrow, senior note, 9.00%, 12/15/09 ................   United States        300,000               335,250
  Hanover Equipment Trust 01, senior secured note, B, 8.75%, 9/01/11    United States        300,000               324,000
  URS Corp., senior note, 11.50%, 9/15/09 ...........................   United States        500,000               577,500
  Waste Management Inc., 6.50%, 11/15/08 ............................   United States        500,000               545,565
                                                                                                              ------------
                                                                                                                 2,083,815
                                                                                                              ------------
  NON-ENERGY MINERALS .5%
  Century Aluminum Co., first mortgage, senior secured note,
    11.75%, 4/15/08 .................................................   United States        300,000               336,750
  Ispat Inland ULC, senior secured note, FRN, 144A, 7.86%, 4/01/10 ..   United States        300,000               310,500
  Weyerhaeuser Co., 6.75%, 3/15/12 ..................................   United States      1,000,000             1,097,944
                                                                                                              ------------
                                                                                                                 1,745,194
                                                                                                              ------------
  PERSONAL PRODUCTS .1%
  Revlon Consumer Products, senior secured note, 12.00%, 12/01/05 ...   United States        300,000               339,000
                                                                                                              ------------
  PROCESS INDUSTRIES 1.2%
  Bunge Ltd., senior note, 5.875%, 5/15/13 ..........................   United States      1,000,000             1,019,499
  Georgia-Pacific Corp., senior note, 9.375%, 2/01/13 ...............   United States        300,000               350,250
  Graham Packaging Co., senior sub. note, B, 8.75%, 1/15/08 .........   United States        300,000               303,750
  IMC Global Inc., senior note, 10.875%, 8/01/13 ....................   United States        200,000               246,500
  Jefferson Smurfit Corp., senior note, 7.50%, 6/01/13 ..............   United States        300,000               312,000
  Lyondell Chemical Co., senior secured note, B, 9.875%, 5/01/07 ....   United States        100,000               105,500
  Lyondell Chemical Co., senior secured note, 10.50%, 6/01/13 .......   United States        200,000               220,000
  Nalco Co., senior sub. note, 144A, 8.875%, 11/15/13 ...............   United States        300,000               318,000
  Owens-Illinois Inc., senior note, 7.80%, 5/15/18 ..................   United States        300,000               279,000
  RPM International Inc., 144A, 6.25%, 12/15/13 .....................   United States      1,000,000             1,018,339
                                                                                                              ------------
                                                                                                                 4,172,838
                                                                                                              ------------
  PRODUCER MANUFACTURING 2.0%
  Case New Holland Inc., senior note, 144A, 9.25%, 8/01/11 ..........   United States        500,000               560,000
  Cleveland Electric Illum, 144A, 5.65%, 12/15/13 ...................   United States      1,000,000               988,562
  Cooper Industries Ltd., 5.25%, 7/01/07 ............................   United States      1,000,000             1,054,698
  Cummins Inc., senior note, 9.50%, 12/01/10 ........................   United States        300,000               349,500
  Hubbell Inc., 6.375%, 5/15/12 .....................................   United States      1,000,000             1,064,490
  Hutchison Whampoa International Ltd., senior note, 144A, 6.25%,
    1/24/14 .........................................................     Hong Kong        1,000,000               983,348
  Hutchison Whampoa International Ltd., senior note, 144A, 7.45%,
    11/24/33 ........................................................     Hong Kong        1,000,000               965,427
  Invensys PLC, senior note, 144A, 9.875%, 3/15/11 ..................  United Kingdom        300,000               318,000
  Fimep SA, senior note, 10.50%, 2/15/13 ............................      France            300,000               351,000
  TRW Automotive Inc., senior note, 9.375%, 2/15/13 .................   United States        284,000               326,600
                                                                                                              ------------
                                                                                                                 6,961,625
                                                                                                              ------------

50 | Semiannual Report

Franklin Investors Securities Trust


--------------------------------------------------------------------------------------------------------------------------
  FRANKLIN TOTAL RETURN FUND                                               COUNTRY   PRINCIPAL AMOUNT a          VALUE
--------------------------------------------------------------------------------------------------------------------------
  CORPORATE BONDS (CONT.)
  REAL ESTATE .4%
  Host Marriott LP, 9.25%, 10/01/07 .................................   United States   $    300,000          $    337,500
  Vornado Realty LP, 4.75%, 12/01/10 ................................   United States      1,000,000               983,781
                                                                                                              ------------
                                                                                                                 1,321,281
                                                                                                              ------------
  RETAIL TRADE .9%
  Delhaize America Inc., 8.125%, 4/15/11 ............................   United States        300,000               336,087
  Kroger Co., senior note, 7.65%, 4/15/07 ...........................   United States        500,000               559,864
  Limited Brands, 6.125%, 12/01/12 ..................................   United States        500,000               531,462
  May Department Stores Co., 8.375%, 8/01/24 ........................   United States        251,000               265,681
  Office Depot Inc., senior note, 6.25%, 8/15/13 ....................   United States      1,000,000             1,046,801
  Rite Aid Corp., senior secured note, 8.125%, 5/01/10 ..............   United States        300,000               325,500
  Toys R Us, 7.625%, 8/01/11 ........................................   United States        300,000               309,000
                                                                                                              ------------
                                                                                                                 3,374,395
                                                                                                              ------------
  TRANSPORTATION 1.3%
  CP Ships Ltd., senior note, 10.375%, 7/15/12 ......................      Canada            300,000               349,500
  CSX Corp., 7.45%, 5/06/07 .........................................   United States      1,000,000             1,111,009
  Delta Air Lines, G-1, 6.718%, 1/02/23 .............................   United States        887,539               916,366
  Laidlaw International Inc., senior note, 144A, 10.75%, 6/15/11 ....   United States        400,000               451,000
  Union Pacific Corp., 3.625%, 6/01/10 ..............................   United States      1,500,000             1,412,731
  United Air Lines Inc., senior secured note, 7.186%, 4/01/11, S00-2    United States        490,788               437,457
                                                                                                              ------------
                                                                                                                 4,678,063
                                                                                                              ------------
  UTILITIES 3.1%
  AES Corp., senior secured note, 144A, 9.00%, 5/15/15 ..............   United States        300,000               328,500
  Allegheny Energy Supply Co. LLC, 144A, 8.25%, 4/15/12 .............   United States        300,000               302,250
  Utilicorp United Inc., senior note, 8.27%, 11/15/21 ...............   United States        300,000               268,500
  Calpine Corp., senior secured note, 144A, 8.75%, 7/15/13 ..........   United States        300,000               267,000
  Centerpoint Energy Inc., senior note, 6.85%, 6/01/15 ..............   United States      1,000,000             1,017,311
  Consumers Energy Co., 4.80%, 2/17/09 ..............................   United States      1,000,000             1,011,044
  DPL Inc., senior note, 6.875%, 9/01/11 ............................   United States      1,500,000             1,485,000
  Dynegy Holdings Inc., senior note, 8.75%, 2/15/12 .................   United States        300,000               282,750
  East Coast Power LLC, 6.737%, 3/31/08 .............................   United States         53,462                53,859
  Firstenergy Corp., senior note, 7.375%, 11/15/31 ..................   United States      1,000,000             1,053,445
  Midamerican Energy Holding Co., senior note, 3.50%, 5/15/08 .......   United States      1,000,000               975,782
  Midwest Generation LLC, 144A, 8.75%, 5/01/34 ......................   United States        300,000               300,000
  Northeast Generation Co., senior note, 8.812%, 10/15/26 ...........   United States        400,000               432,114
  Pacific Gas & Electric Co., 4.20%, 3/01/11 ........................   United States      1,600,000             1,537,413
  Pacific Gas & Electric Co., 6.05%, 3/01/34 ........................   United States        500,000               474,429
  Texas New Mexico Power, senior note, 6.125%, 6/01/08 ..............   United States      1,000,000             1,020,391
  Williams Cos. Inc., senior note, 8.625%, 6/01/10 ..................   United States        300,000               331,500
                                                                                                              ------------
                                                                                                                11,141,288
                                                                                                              ------------
  TOTAL CORPORATE BONDS (COST $111,360,777) .........................                                          114,803,321
                                                                                                              ------------

                                                          Semiannual Report | 51

Franklin Investors Securities Trust


--------------------------------------------------------------------------------------------------------------------------
  FRANKLIN TOTAL RETURN FUND                                               COUNTRY   PRINCIPAL AMOUNT a          VALUE
--------------------------------------------------------------------------------------------------------------------------
  ASSET-BACKED SECURITIES 8.1%
  AFC Home Equity Loan Trust, 1997-4, 2A2, Margin .24% + 1 Month
    LIBOR, Resets Monthly 1.34%, 12/22/27 ...........................   United States   $    997,333          $    998,804
  Ameriquest Mortgage Securities Inc., 2002-3, AF5, 5.47%, 8/25/32 ..   United States      2,000,000             2,021,778
  Chase Funding Mortgage Loan Asset Backed Certificates, 2003-1,
    1A4, 4.119%, 2/25/29 ............................................   United States      1,000,000             1,014,504
  Chase Funding Mortgage Loan Asset-Backed Certificates, 2003-6,
    1A4, 4.499%, 8/25/30 ............................................   United States      3,900,000             3,874,387
  Citifinancial Mortgage Securities Inc., 2003-1, AF3, 4.001%,
     1/25/33 ........................................................   United States      2,000,000             2,034,172
  Countrywide Asset-Backed Certificates, 1999-2, AF4, 6.78%,
     11/25/27 .......................................................   United States        108,437               111,849
  Equity One ABS Inc., 2001-3, AF3, 5.191%, 5/25/32 .................   United States      1,050,000             1,074,726
  Green Tree Financial Corp., 1999-2, M1, 6.80%, 12/01/30 ...........   United States        400,000               135,250
  Keystone Owner Trust, 1997-P3, M2, 144A, 7.98%, 12/25/24 ..........   United States      1,154,651             1,163,414
  Morgan Stanley Auto Loan Trust, 2003-HB1, D, 144A, 5.50%, 4/15/11     United States      1,584,000             1,568,160
  Morgan Stanley Capital I, 2002-NC4, A2, Margin .40% + 1 Month
     LIBOR, Resets Monthly, 1.5%, 9/25/32 ...........................   United States      1,273,719             1,277,733
  Residential Asset Securities Corp., 2004-KS1, AI4, 4.213%, 4/25/32    United States      2,000,000             1,955,265
  Residential Asset Securities Corp., Margin .25% + 1 Month LIBOR,
    Resets Monthly, 1.35%, 3/25/30 ..................................   United States      3,570,817             3,576,033
  Residential Asset Securities Corp., Margin .27% + 1 Month LIBOR,
    Resets Monthly, 1.37%, 4/25/32 ..................................   United States        609,664               611,321
  Residential Funding Mortgage Securities I , 5.68%, 10/25/16 .......   United States      1,332,929             1,337,305
  Residential Funding Mortgage Securities II, 2002-HI5, A4, 4.04%,
    7/25/15 .........................................................   United States      2,000,000             2,031,740
  Residential Funding Mortgage Securities II, 2004-HS1, AI4, 3.77%,
    1/25/22 .........................................................   United States      1,000,000               955,469
  Saxon Asset Security Trust, 1998-4, AF5, 6.93%, 1/25/30 ...........   United States         94,684                95,122
  Securitized Asset Backed Receivables LLC, 2004-OP1, M1,
    Margin .50% + 1 Month LIBOR, Resets Monthly, 12.95%, 3/25/34 ....   United States      1,000,000               998,539
  Structured Asset Securities Corp., 2002-1A, 2A1, 2.578%, 2/25/32 ..   United States      1,294,090             1,285,579
  Vanderbilt Mortgage Finance, 2000-D, M1, 8.29%, 12/07/30 ..........   United States        500,000               519,958
                                                                                                              ------------
  TOTAL ASSET-BACKED SECURITIES (COST $28,869,212) ..................                                           28,641,108
                                                                                                              ------------

  MORTGAGE-BACKED SECURITIES 34.4%
  15 - YEAR MORTGAGE-BACKED SECURITIES 5.6%
  FHLMC, 4.50%, 10/01/18 - 1/01/19 ..................................   United States      7,136,287             7,042,276
  FHLMC, 5.00%, 10/01/17 - 9/01/18 ..................................   United States      1,759,812             1,774,808
  FHLMC, 6.00%, 2/01/17 .............................................   United States        268,046               280,136
  FNMA, 4.50%, 5/01/19 ..............................................   United States      2,850,000             2,805,469
  FNMA, 5.00%, 6/01/18 - 7/01/18 ....................................   United States      3,200,084             3,853,111
  FNMA, 5.50%, 1/01/14 - 2/01/18 ....................................   United States      2,344,631             2,409,700
  FNMA, 6.00%, 8/01/16 - 6/01/17 ....................................   United States      1,474,495             1,539,207
  FNMA, 6.50%, 4/01/16 - 9/01/16 ....................................   United States        209,331               221,847
  GNMA, SF, 7.00%, 2/15/09 ..........................................   United States        151,798               162,895
                                                                                                              ------------
                                                                                                                20,089,449
                                                                                                              ------------

52 | Semiannual Report

Franklin Investors Securities Trust


--------------------------------------------------------------------------------------------------------------------------
  FRANKLIN TOTAL RETURN FUND                                               COUNTRY   PRINCIPAL AMOUNT a          VALUE
--------------------------------------------------------------------------------------------------------------------------
  MORTGAGE-BACKED SECURITIES (CONT.)
  30 - YEAR MORTGAGE-BACKED SECURITIES 27.0%
c FHLMC, 5.00%, 5/01/33 - 8/01/33 ...................................   United States    $16,977,081           $16,467,226
c FHLMC, 5.50%, 5/01/33 .............................................   United States      7,170,662             7,161,699
  FHLMC, 6.00%, 11/01/32 - 12/01/33 .................................   United States      8,680,038             8,886,432
  FHLMC, 6.50%, 4/01/28 - 7/01/32 ...................................   United States      2,096,727             2,184,898
  FHLMC, 7.00%, 4/01/26 - 7/01/32 ...................................   United States      2,611,965             2,760,404
  FHLMC,  7.50%, 3/01/32 ............................................   United States        320,153               344,018
  FHLMC, 8.50%, 5/01/12 - 8/01/30 ...................................   United States        168,320               180,651
  FHLMC, 9.00%, 1/01/22 .............................................   United States        628,157               698,466
  FHLMC, 10.00%, 10/01/30 ...........................................   United States      1,256,566             1,418,465
  FNMA, 3.475%, 3/01/33 .............................................   United States      1,297,344             1,315,128
  FNMA, 3.479%, 6/01/33 .............................................   United States        930,429               943,191
  FNMA, 3.566%, 12/01/27 ............................................   United States        893,386               906,554
  FNMA, 5.35%, 6/01/32 ..............................................   United States      1,113,402             1,151,041
c FNMA, 5.50%, 5/01/33 - 11/01/33 ...................................   United States     12,085,124            12,065,899
  FNMA, 6.00%, 5/01/32 ..............................................   United States      1,568,803             1,605,082
  FNMA, 6.50%, 5/01/28 - 8/01/32 ....................................   United States      6,501,076             6,771,993
  FNMA, 7.00%, 8/01/29 - 10/01/32 ...................................   United States      2,149,486             2,272,953
  FNMA,  7.50%, 1/01/30 .............................................   United States        277,487               297,159
  FNMA,  8.00%, 12/01/30 ............................................   United States         67,302                72,835
  FNMA,  8.50%, 5/01/32 .............................................   United States      1,069,958             1,158,196
  FNMA,  9.00%, 11/01/26 - 5/01/27 ..................................   United States      2,632,910             2,941,175
c GNMA, 5.00%, 1/20/34 - 5/01/34 ....................................   United States     10,204,667             9,918,873
  GNMA, 5.50%, 5/15/33 - 9/15/33 ....................................   United States      2,240,732             2,244,327
  GNMA, 6.00%, 5/20/31 - 9/15/32 ....................................   United States      1,445,342             1,483,055
  GNMA, 6.50%, 4/20/31 - 9/15/32 ....................................   United States      2,378,326             2,485,595
  GNMA, 7.00%, 5/20/27 - 12/20/30 ...................................   United States      2,790,067             2,964,652
  GNMA, 7.50%, 5/15/05 - 1/20/33 ....................................   United States      3,641,464             3,900,354
  GNMA, 8.00%, 8/15/16 - 7/20/27 ....................................   United States        936,523             1,023,307
  GNMA,  8.25%, 9/20/17 .............................................   United States         52,424                58,003
  GNMA, 9.00%, 11/15/16 - 3/15/31 ...................................   United States        224,076               246,402
  GNMA II,  6.50%, 3/20/28 ..........................................   United States         58,218                60,752
  GNMA, SF, 7.00%, 10/15/27 - 4/15/28 ...............................   United States        154,144               164,248
  GNMA, SF, 7.50%, 2/15/17 - 3/15/22 ................................   United States         39,728                43,012
                                                                                                               -----------
                                                                                                                96,196,045
                                                                                                               -----------
  ADJUSTABLE RATE MORTGAGE SECURITIES 1.8%
  FHLMC, Cap 11.435%, Margin 2.198% + CMT,
    Resets Annually, 3.388%, 9/01/27 ................................   United States        372,823               384,133
  FHLMC, Cap 12.59%, Margin 2.39% + CMT,
    Resets Annually, 3.693%, 4/01/30 ................................   United States      2,366,370             2,434,699
  FHLMC, Cap 12.77%, Margin 2.44% + 3CMT,
    Resets Every 3 Years, 5.933%, 3/01/25 ...........................   United States        388,020               395,944
  FNMA, Cap 10.216%, Margin 2.305% + 3CMT,
    Resets Every 3 Years, 6.176% 12/01/24 ...........................   United States        127,798               130,368
  FNMA, Cap 11.873%, Margin 1.75% + 6 Month DR,
    Resets Monthly, 3.202%, 1/01/17 .................................   United States        890,441               915,502
  FNMA, Cap 12.06%, Margin 2.125% + 6 Month DR,
    Resets Annually, 5.232%, 6/01/17 ................................   United States        225,755               234,326

                                                          Semiannual Report | 53

Franklin Investors Securities Trust


--------------------------------------------------------------------------------------------------------------------------
  FRANKLIN TOTAL RETURN FUND                                               COUNTRY   PRINCIPAL AMOUNT a          VALUE
--------------------------------------------------------------------------------------------------------------------------
  MORTGAGE-BACKED SECURITIES (CONT.)
  ADJUSTABLE RATE MORTGAGE SECURITIES (CONT.)
  FNMA, Cap 12.185%, Margin 2.05% + CMT,
    Resets Annually, 4.777%, 9/01/19 ................................   United States    $    76,786          $     78,957
  FNMA, Cap 12.57%, Margin 2.23% + CMT,
    Resets Annually, 3.445%, 5/01/25 ................................   United States        347,905               359,369
  FNMA, Cap 14.625%, Margin 1.75% + CMT,
    Resets Annually, 3.00% 6/01/15 ..................................   United States        220,270               225,510
  FNMA, Cap 14.744%, Margin 3.678% + 6 ML,
    Resets Every 6 Months, 8.295%, 6/01/30 ..........................   United States         28,311                29,872
  FNMA, Cap 14.781%, Margin 2.06% + CMT,
    Resets Annually, 3.32%, 12/01/22 ................................   United States        512,824               526,623
  GNMA, Cap 11.00%, Margin 1.50% + CMT,
    Resets Annually, 4.625%, 10/20/26 ...............................   United States        247,815               253,246
  GNMA, Cap 11.50%, Margin 1.50% + CMT,
    Resets Annually, 3.375%, 1/20/23 ................................   United States        166,412               168,193
  GNMA, Cap 11.50%, Margin 1.50% + CMT,
    Resets Annually, 4.625%, 10/20/26 ...............................   United States        124,817               127,863
                                                                                                              ------------
                                                                                                                 6,264,605
                                                                                                              ------------
  TOTAL MORTGAGE-BACKED SECURITIES (COST $123,052,447) ..............                                          122,550,099
                                                                                                              ------------
  U.S. GOVERNMENT AND AGENCY SECURITIES 2.2%
  U.S. Treasury Bond,  7.25%, 8/15/22 ...............................   United States        830,000             1,021,614
  U.S. Treasury Bond,  5.25%, 2/15/29 ...............................   United States      6,870,000             6,758,369
                                                                                                              ------------
  TOTAL U.S. GOVERNMENT AND AGENCY SECURITIES (COST $7,367,178) .....                                            7,779,983
                                                                                                              ------------
  AGENCY BONDS 13.3%
  FHLMC, 2.625%, 7/15/08 ............................................   United States      5,000,000             4,799,230
  FHLMC, 2.875%, 12/15/06 ...........................................   United States     10,000,000            10,008,410
  FHLMC, 4.875%, 11/15/13 ...........................................   United States      5,000,000             4,963,710
  FHLMC, 5.25%, 1/15/06 .............................................   United States      5,000,000             5,245,010
  FHLMC, 5.50%, 7/15/06 .............................................   United States      7,180,000             7,623,875
  FNMA, 3.50%, 9/15/04 ..............................................   United States      1,500,000             1,513,536
  FNMA, 6.625%, 10/15/07 - 11/15/30 .................................   United States     12,000,000            13,304,217
                                                                                                              ------------
  TOTAL AGENCY BONDS (COST $47,545,817) .............................                                           47,457,988
                                                                                                              ------------
  FOREIGN GOVERNMENT AND AGENCY SECURITIES 7.1%
  Federal Republic of Germany, 96, 6.00%, 1/05/06 ...................      Germany           280,000  EUR          355,186
  Federation of Russia, 3.00%, 5/14/06 ..............................      Russia             20,000                19,300
  Federation of Russia, Reg S, 10.00%, 6/26/07 ......................      Russia             26,000                29,641
  Government of France, 4.00%, 4/25/13 ..............................      France            600,000  EUR          713,225
  Government of Hungary, 8.50%, 10/12/05 ............................      Hungary       128,000,000  HUF          595,351
  Government of New Zealand, 7.00%, 7/15/09 .........................    New Zealand      11,922,000  NZD        7,776,757
  Indonesia Recapital Bond, 13.15%, 3/15/10 .........................     Indonesia    9,320,000,000  IDR        1,188,613
  Indonesia Recapital Bond, 14.00%, 6/15/09 .........................     Indonesia    2,825,000,000  IDR          368,968
  Indonesia Recapital Bond, 14.275%, 12/15/13 .......................     Indonesia      500,000,000  IDR           68,222
  Kingdom of Norway, 6.75%, 1/15/07 .................................      Norway          5,900,000  NOK          937,230
  Kingdom of Sweden, 3.50%, 4/20/06 .................................      Sweden          3,600,000  SEK          476,605
  Kingdom of Sweden, 5.50%, 10/08/12 ................................      Sweden          2,880,000  SEK          403,651

54 | Semiannual Report

Franklin Investors Securities Trust


--------------------------------------------------------------------------------------------------------------------------
  FRANKLIN TOTAL RETURN FUND                                               COUNTRY   PRINCIPAL AMOUNT a          VALUE
--------------------------------------------------------------------------------------------------------------------------
  FOREIGN GOVERNMENT AND AGENCY SECURITIES (CONT.)
  Kingdom of Sweden, 8.00%, 8/15/07 ..............................         Sweden          1,110,000  SEK     $    165,573
  Kingdom of Thailand, 4.125%, 2/12/08 ...........................        Thailand        19,000,000  THB          505,126
  Kingdom of Thailand, 6.00%, 3/05/05 ............................        Thailand        20,000,000  THB          519,600
  Kingdom of Thailand, 8.00%, 12/08/06 ...........................        Thailand        10,700,000  THB          311,253
  Kingdom of Thailand, 8.50%, 10/14/05 ...........................        Thailand        29,600,000  THB          815,861
  Kingdom of Thailand, 8.50%, 12/08/08 ...........................        Thailand        15,000,000  THB          481,998
  Korea Treasury Bond, 4.75%, 3/12/08 ............................       South Korea   1,100,000,000  KRW          945,968
  New South Wales Treasury Corp., 6.50%, 5/01/06 .................        Australia          400,000  AUD          293,271
  Republic of Austria, 5.875%, 7/15/06 ...........................         Austria           780,000  EUR          999,685
  Republic of Colombia, 10.00%, 1/23/12 ..........................        Colombia            74,000                79,296
  Republic of Colombia, 10.75%, 1/15/13 ..........................        Colombia           100,000               110,500
  Republic of Peru, 9.875%, 2/06/15 ..............................          Peru             100,000               107,750
  Republic of Peru,  5.00%, 3/07/17 ..............................          Peru             104,650                92,669
  Republic of Philippines, 10.625%, 3/16/25 ......................       Philippines         474,000               510,143
  Republic of Poland, 8.50%, 11/12/06 ............................         Poland          1,150,000  PLN          294,465
  Republic of Ukraine, 144A, 7.65%, 6/11/13 ......................         Ukraine           250,000               239,389
  Republic of Vietnam, 4.00%, 3/12/16 ............................         Vietnam           270,000               245,700
  Russian Federation, 5.00%, Reg S, 3/31/30 ......................         Russia          4,204,000             3,865,578
  United Mexican States, 8.125%, 12/30/19 ........................         Mexico          1,019,000             1,109,436
  United Mexican States, 9.875%, 2/01/10 .........................         Mexico            450,000               551,954
  Venezuela Front Load Interest, 2.0625%,
    Reduction Bond, A, 3/31/07 ...................................        Venezuela           83,331                78,435
                                                                                                              ------------
  TOTAL FOREIGN GOVERNMENT AND AGENCY SECURITIES (COST $22,376,542)                                             25,256,399
                                                                                                              ------------
  ZERO COUPON/STEP-UP BONDS .2%
  PROCESS INDUSTRIES .1%
  Huntsman ICI Holdings LLC, senior disc. note, zero cpn., 12/31/09      United States       400,000               203,000
  Quebecor Media Inc., senior disc. note, zero cpn. to 7/15/06,
    13.75% thereafter, 7/15/11 ...................................         Canada            300,000               277,500
                                                                                                              ------------
                                                                                                                   480,500
                                                                                                              ------------
  SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT .1%
  SCG Holding Corp., zero cpn., 144A, 8/04/11 ....................       United States       200,000               281,000
                                                                                                              ------------
  TOTAL ZERO COUPON/STEP-UP BONDS (COST $593,031) ................                                                 761,500
                                                                                                              ------------
  MUNICIPAL BONDS 2.1%
  California State GO, 5.25%, 11/01/25 ...........................       United States     2,500,000             2,484,050
  California State GO, 5.50%, 11/01/33 ...........................       United States     4,850,000             4,932,402
                                                                                                              ------------
  TOTAL MUNICIPAL BONDS (COST $7,442,451) ........................                                               7,416,452
                                                                                                              ------------
d SENIOR FLOATING RATE INTERESTS 1.7%
  COMMERCIAL SERVICES  .1%
  DS Waters Enterprises LP, Term Loan, 3.94%, 11/07/09 ...........       United States       297,750               297,657
                                                                                                              ------------

                                                          Semiannual Report | 55

Franklin Investors Securities Trust


--------------------------------------------------------------------------------------------------------------------------
  FRANKLIN TOTAL RETURN FUND                                               COUNTRY   PRINCIPAL AMOUNT a          VALUE
--------------------------------------------------------------------------------------------------------------------------
d SENIOR FLOATING RATE INTERESTS (CONT.)
  COMMUNICATIONS .3%
  Cincinnati Bell Inc., Term Loan D, 3.62 - 3.63%, 6/30/08 .......      United States   $    275,643          $    279,778
  Crown Castle Operating Co., Term Loan B, 4.61%, 3/15/08 ........      United States        298,500               303,817
  Dobson Cellular Systems Inc., Term Loan, 4.35 - 4.38%, 3/31/10 .      United States        298,500               298,552
  Spectrasite Communications Inc., Term Loan C, 3.42%, 2/22/07 ...      United States        310,279               313,956
                                                                                                              ------------
                                                                                                                 1,196,103
                                                                                                              ------------
  CONSUMER NON-DURABLES .2%
  Dean Foods Inc., Term Loan B, 3.11%, 7/15/08 ...................      United States        297,750               302,216
  Michael Foods Inc., Term Loan B, 3.6 - 3.964%, 11/21/10 ........      United States        299,250               304,113
  Southern Wine & Spirits of America Inc, Term Loan B, 3.36%
    6/21/08 ......................................................      United States        298,500               301,998
                                                                                                              ------------
                                                                                                                   908,327
                                                                                                              ------------
  CONSUMER SERVICES .2%
  Cinram International, Term Loan B, 4.84%, 10/15/09 .............      United States        296,578               299,498
  Readers Digest Association Inc., Term Loan B, 4.188 - 4.25%,
    5/20/08 ......................................................      United States         85,172                85,990
  Scientific Games Corp., Term Loan C, 3.85 - 5.75%, 12/31/09 ....      United States        299,250               303,988
                                                                                                              ------------
                                                                                                                   689,476
                                                                                                              ------------
  ELECTRONIC TECHNOLOGY  .1%
  AMI Semiconductor Inc., Term Loan 3.60%, 9/26/08 ...............      United States        298,500               301,796
                                                                                                              ------------
  FINANCE  .1%
  Newkirk Master LP, Term Loan, 5.71%, 11/24/06 ..................      United States        289,052               292,123
                                                                                                              ------------
  HEALTH SERVICES .2%
  DaVita Inc., Term Loan B, 3.12 - 3.213%, 3/31/09 ...............      United States        298,379               301,876
  Quintiles Transnational Corp., Term Loan B, 5.36%, 9/25/09 .....      United States        298,500               304,470
                                                                                                              ------------
                                                                                                                   606,346
                                                                                                              ------------
  INDUSTRIAL SERVICES  .1%
  Washington Group, Term Loan 0.99%, 10/01/07 ....................      United States        300,000               301,410
                                                                                                              ------------
  PROCESS INDUSTRIES .2%
  Berry Plastics, Term Loan C, 3.63%, 6/30/10 ....................      United States        298,500               302,791
  Nalco Company, Term Loan B, 3.63%, 11/04/10 ....................      United States        288,866               291,633
  Tekni-Plex Inc., Term Loan B, 5.17%, 6/21/08 ...................      United States        114,495               115,211
                                                                                                              ------------
                                                                                                                   709,635
                                                                                                              ------------
  PRODUCER MANUFACTURING .1%
  Sensus Metering Systems, Term Loan, Inc., 4.17%, 12/16/10 ......      United States        249,375               251,453
  Trimas Corp., Term Loan B, 4.60%, 12/06/09 .....................      United States        298,519               300,354
                                                                                                              ------------
                                                                                                                   551,807
                                                                                                              ------------
  TECHNOLOGY SERVICES  .1%
  Worldspan, LP Term Loan, 4.88%, 6/30/07 ........................      United States        206,400               207,174
                                                                                                              ------------
  TOTAL SENIOR FLOATING RATE INTERESTS (COST $6,023,505) .........                                               6,061,854
                                                                                                              ------------

56 | Semiannual Report

Franklin Investors Securities Trust


--------------------------------------------------------------------------------------------------------------------------
  FRANKLIN TOTAL RETURN FUND                                               COUNTRY         SHARES                 VALUE
--------------------------------------------------------------------------------------------------------------------------
  PREFERRED STOCKS .1%
  COMMUNICATIONS
  PTV Inc., 10.00%, pfd., A ......................................       Switzerland               2          $         15
                                                                                                              ------------
  HEALTH SERVICES .1%
  Fresenius Medical Care, Capital Trust II, 7.875%, 2/01/08 ......         Germany             3,000               326,625
                                                                                                              ------------
  TOTAL PREFERRED STOCKS (COST $286,100) .........................                                                 326,640
                                                                                                              ------------
  TOTAL LONG TERM INVESTMENTS (COST $354,917,060) ................                                             361,055,344
                                                                                                              ------------
  SHORT TERM INVESTMENTS 8.2%
  MONEY FUND 8.1%
e Franklin Institutional Fiduciary Trust Money Market Portfolio ..      United States     28,866,119            28,866,119
                                                                                                              ------------


                                                                                      PRINCIPAL AMOUNT a

  U.S. GOVERNMENT AND AGENCY SECURITIES .1%
  U.S. Treasury Bill, .897%, 5/13/04 .............................      United States   $    400,000               399,916
                                                                                                              ------------
  TOTAL SHORT TERM INVESTMENTS (COST $29,266,019) ................                                              29,266,035
                                                                                                              ------------
  TOTAL INVESTMENTS (COST $384,183,079) 109.7% ...................                                             390,321,379
  OTHER ASSETS, LESS LIABILITIES (9.7)% ..........................                                             (34,418,540)
                                                                                                              ------------
  NET ASSETS 100.0% ..............................................                                            $355,902,839
                                                                                                              ============

CURRENCY ABBREVIATIONS | AUD - Austrailian Dollar | EUR- Euro | HUF - Hungarian Forint | IDR Indonesian Rupiah
                       | KRW - South Korean Won | NOK - Norwegian Krone | NZD - New Zealand Dollar | PLN - Polish Zlotych
                       | SEK - Swedish Krona | THB - Thai Baht


See glossary of terms on page 58.

a The principal amount is stated in U.S. dollars unless otherwise indicated.

b Defaulted security. See Note 9.

c See Note 1(c) regarding securities purchased on a when-issued, delayed delivery, or TBA basis.

d Senior secured corporate loans pay interest at rates, which are periodically reset by reference to a base lending rate plus a spread. These base lending rates are generally the prime rate offered by a designated U.S. bank or the London
  InterBank Offered Rate (LIBOR).

e See Note 7 regarding investments in affiliated Money Market Portfolio.

                     Semiannual Report | See notes to financial statements. | 57

Franklin Investors Securities Trust

GLOSSARY OF TERMS


3CMT     - 3 Year Constant Maturity Treasury Index
6ML      - 6 Month Libor
CMT      - 1 Year Constant Maturity Treasury Index
DIP      - Debtor in Possession
DR       - Discount Rate
FHLMC    - Federal Home Loan Mortgage Corporation
FNMA     - Federal National Mortgage Association
FRN      - Floating Rate Note Index
GNMA     - Government National Mortgage Association
GO       - Government Obligation
L/C      - Line of Credit
LLC      - Limited Liability Corporation
LP       - Limited Partnership
SF       - Single Family




58 | Semiannual Report

Franklin Investors Securities Trust

FINANCIAL STATEMENTS


STATEMENTS OF ASSETS AND LIABILITIES
April 30, 2004 (unaudited)


                                                                       --------------------------------------------------
                                                                          FRANKLIN
                                                                         ADJUSTABLE          FRANKLIN         FRANKLIN
                                                                       U.S. GOVERNMENT     FLOATING RATE    TOTAL RETURN
                                                                       SECURITIES FUND   DAILY ACCESS FUND      FUND
                                                                       --------------------------------------------------
Assets:
 Investments in securities:
  Cost-Unaffiliated issuers .......................................      $         --      $390,968,841      $355,316,960
  Cost-Sweep money fund (Note 7) ..................................                --        86,267,404        28,866,119
  Cost-Portfolio (Note 1) .........................................       640,989,475                --                --
                                                                       --------------------------------------------------
  Value-Unaffiliated issuers ......................................                --       394,972,143       361,455,260
  Value-Sweep money fund (Note 7) .................................                --        86,267,404        28,866,119
  Value-Portfolio (Note 1) ........................................       607,949,891                --                --
 Cash .............................................................                --         1,300,989             8,892
 Receivables: .....................................................
  Investment securities sold ......................................           294,496         3,006,169         3,546,047
  Capital shares sold .............................................         2,679,423        12,241,213           816,667
  Interest ........................................................                --         1,172,767         3,853,694
 Other assets .....................................................                --            17,342                --
                                                                       --------------------------------------------------
      Total assets ................................................       610,923,810       498,978,027       398,546,679
                                                                       --------------------------------------------------
Liabilities:
 Payables:
  Investment securities purchased .................................                --        31,636,028        39,761,482
  Capital shares redeemed .........................................        10,331,372         1,480,708         1,827,513
  Affiliates ......................................................           233,989           428,269           236,768
  Shareholders ....................................................           142,103            53,420            64,783
  Variation margin [Note 1(d)] ....................................                --                --             7,068
 Distributions to shareholders ....................................                --           266,114           733,785
 Unfunded loan commitments [Note 1(m)] ............................                --         3,941,259                --
 Other liabilities ................................................            53,780             5,470            12,441
                                                                       --------------------------------------------------
      Total liabilities ...........................................        10,761,244        37,811,268        42,643,840
                                                                       --------------------------------------------------
       Net assets, at value .......................................      $600,162,566      $461,166,759      $355,902,839
                                                                       ==================================================
Net assets consist of:
 Undistributed net investment income (distributions in excess of
  net investment income) ..........................................      $         --      $     41,588      $ (2,346,354)
 Net unrealized appreciation (depreciation) .......................       (33,039,584)        4,003,302         6,174,350
 Accumulated net realized gain (loss) .............................       (24,100,310)         (877,299)        1,926,674
 Capital shares ...................................................       657,302,460       457,999,168       350,148,169
                                                                       --------------------------------------------------
       Net assets, at value .......................................      $600,162,566      $461,166,759      $355,902,839
                                                                       ==================================================

                                                          Semiannual Report | 59

Franklin Investors Securities Trust

STATEMENTS OF ASSETS AND LIABILITIES (CONTINUED)
April 30, 2004 (unaudited)


                                                                          --------------------------------------------------
                                                                            FRANKLIN
                                                                            ADJUSTABLE          FRANKLIN         FRANKLIN
                                                                          U.S. GOVERNMENT     FLOATING RATE    TOTAL RETURN
                                                                          SECURITIES FUND   DAILY ACCESS FUND      FUND
                                                                          --------------------------------------------------
CLASS A:
 Net assets, at value ................................................     $571,207,775       $257,461,479      $174,513,238
                                                                          --------------------------------------------------
 Shares outstanding ..................................................       62,735,640         25,485,017        17,424,699
                                                                          --------------------------------------------------
 Net asset value per share a .........................................            $9.10             $10.10            $10.02
 Maximum offering price per share (net asset value per share / 97.75%,
   97.75%, and 95.75%, respectively) .................................            $9.31             $10.33            $10.46
                                                                          --------------------------------------------------
CLASS B:
 Net assets, at value ................................................               --       $ 40,041,075      $ 16,888,771
                                                                          --------------------------------------------------
 Shares outstanding ..................................................               --          3,966,496         1,686,414
                                                                          --------------------------------------------------
 Net asset value and maximum offering price per share a ..............               --             $10.09            $10.01
                                                                          --------------------------------------------------
CLASS C:
 Net assets, at value ................................................     $ 28,954,791       $152,260,267      $ 19,342,506
                                                                          --------------------------------------------------
 Shares outstanding ..................................................        3,181,722         15,071,625         1,932,325
                                                                          --------------------------------------------------
 Net asset value and maximum offering price per share a ..............            $9.10             $10.10            $10.01
                                                                          --------------------------------------------------
CLASS R:
 Net assets, at value ................................................               --                 --      $  8,247,821
                                                                          --------------------------------------------------
 Shares outstanding ..................................................               --                 --           823,620
                                                                          --------------------------------------------------
 Net asset value and maximum offering price per share a ..............               --                 --            $10.01
                                                                          --------------------------------------------------
ADVISOR CLASS:
 Net assets, at value ................................................               --       $ 11,403,938      $136,910,503
                                                                          --------------------------------------------------
 Shares outstanding ..................................................               --          1,128,191        13,650,630
                                                                          --------------------------------------------------
 Net asset value and maximum offering price per share ................               --             $10.11            $10.03
                                                                          ==================================================

a Redemption price is equal to net asset value less any applicable contingent deferred sales charge.

60 |See notes to financial statements. | Semiannual Report

Franklin Investors Securities Trust

STATEMENTS OF OPERATIONS
for the six months ended April 30, 2004 (unaudited)


                                                                          ------------------------------------------------
                                                                             FRANKLIN
                                                                            ADJUSTABLE         FRANKLIN         FRANKLIN
                                                                          U.S. GOVERNMENT    FLOATING RATE    TOTAL RETURN
                                                                          SECURITIES FUND  DAILY ACCESS FUND      FUND
                                                                          ------------------------------------------------
Investment income:
 Dividends:
  Unaffiliated issuers ...............................................      $        --       $       --      $    25,594
  Sweep money fund (Note 7) ..........................................               --          212,869           47,682
  Portfolio (Note 1) .................................................       11,285,043               --               --
 Interest                                                                            --        6,376,210        8,294,671
                                                                          ------------------------------------------------
      Total investment income ........................................       11,285,043        6,589,079        8,367,947
                                                                          ------------------------------------------------
Expenses:
 Management fees (Note 3) ............................................               --          658,794          724,609
 Administrative fees (Note 3) ........................................          309,057          335,592          351,137
 Distribution fees: (Note 3)
  Class A ............................................................          748,138          225,014          206,837
  Class B ............................................................               --          159,760           49,255
  Class C ............................................................           65,065          399,057           59,745
  Class R ............................................................               --               --           20,069
 Transfer agent fees (Note 3) ........................................          262,085          103,932          168,653
 Custodian fees ......................................................               --            1,007            7,718
 Reports to shareholders .............................................           22,861            7,520            7,662
 Registration and filing fees ........................................           38,665           36,962           42,915
 Professional fees ...................................................            9,822           19,383           12,090
 Trustees' fees and expenses .........................................           10,966            5,066            7,507
 Other ...............................................................           15,367           45,757           16,029
                                                                          ------------------------------------------------
      Total expenses .................................................        1,482,026        1,997,844        1,674,226
      Expenses paid indirectly (Note 4) ..............................               --             (787)              --
      Expenses waived/paid by affiliate (Note 3) .....................               --               --         (471,821)
                                                                          ------------------------------------------------
       Net expenses ..................................................        1,482,026        1,997,057        1,202,405
        Net investment income ........................................        9,803,017        4,592,022        7,165,542
                                                                          ------------------------------------------------
Realized and unrealized gains (losses):
 Net realized gain (loss) from:
  Investments ........................................................       (1,085,383)         708,208        3,943,654
  Financial futures contracts ........................................               --               --         (565,743)
  Foreign currency transactions ......................................               --               --             (848)
                                                                          ------------------------------------------------
Net realized gain (loss) .............................................       (1,085,383)         708,208        3,377,063
 Net unrealized appreciation (depreciation) on:
  Investments ........................................................       (2,922,669)       1,711,822       (3,678,053)
  Translation of assets and liabilities denominated in foreign currencies            --               --          (44,526)
                                                                          ------------------------------------------------
      Net unrealized appreciation (depreciation) .....................       (2,922,669)       1,711,822       (3,722,579)
                                                                          ------------------------------------------------
Net realized and unrealized gain (loss) ..............................       (4,008,052)       2,420,030         (345,516)
                                                                          ------------------------------------------------
Net increase (decrease) in net assets resulting from operations ......      $ 5,794,965       $7,012,052      $ 6,820,026
                                                                          ================================================

                     Semiannual Report | See notes to financial statements. | 61

Franklin Investors Securities Trust

STATEMENTS OF CHANGES IN NET ASSETS
for the six months ended April 30, 2004 (unaudited) and the year ended October 31, 2003


                                              ----------------------------------------------------------------------------
                                                       FRANKLIN ADJUSTABLE                           FRANKLIN
                                                         U.S. GOVERNMENT                           FLOATING RATE
                                                         SECURITIES FUND                         DAILY ACCESS FUND
                                              ----------------------------------------------------------------------------
                                              SIX MONTHS ENDED      YEAR ENDED          SIX MONTHS ENDED     YEAR ENDED
                                               APRIL 30, 2004    OCTOBER 31, 2003        APRIL 30, 2004   OCTOBER 31, 2003
                                              ----------------------------------------------------------------------------
Increase (decrease) in net assets:
 Operations:
  Net investment income ......................  $    9,803,017     $   21,164,438         $    4,592,022    $    5,735,858
  Net realized gain (loss) from investments ..      (1,085,383)          (853,355)               708,208        (1,330,217)
  Net unrealized appreciation (depreciation)
    on investments ...........................      (2,922,669)       (14,364,712)             1,711,822         6,577,026
                                              ----------------------------------------------------------------------------
      Net increase (decrease) in net assets
        resulting from operations ............       5,794,965          5,946,371              7,012,052        10,982,667
 Distributions to shareholders from:
  Net investment income:
   Class A ...................................      (9,529,339)       (21,244,713)            (2,604,702)       (2,525,421)
   Class B ...................................              --                 --               (368,342)         (651,847)
   Class C ...................................        (273,678)           (58,840)            (1,475,945)       (2,245,533)
   Advisor Class .............................              --                 --               (146,245)         (272,311)
                                              ----------------------------------------------------------------------------
 Total distributions to shareholders .........      (9,803,017)       (21,303,553)            (4,595,234)       (5,695,112)
 Capital share transactions: (Note 2)
   Class A ...................................     (76,639,655)        91,340,305            128,522,251        76,080,570
   Class B ...................................              --                 --             11,169,991        10,784,619
   Class C ...................................      16,241,720         12,920,452             55,620,831        39,030,685
   Advisor Class .............................              --                 --              3,736,536         1,506,528
                                              ----------------------------------------------------------------------------
 Total capital share transactions ............     (60,397,935)       104,260,757            199,049,609       127,402,402
      Net increase (decrease) in net
        assets ...............................     (64,405,987)        88,903,575            201,466,427       132,689,957
Net assets:
 Beginning of period .........................     664,568,553        575,664,978            259,700,332       127,010,375
                                              ----------------------------------------------------------------------------
 End of period ...............................  $  600,162,566     $  664,568,553         $  461,166,759    $  259,700,332
                                              ----------------------------------------------------------------------------
Undistributed net investment income included
 in net assets:
  End of period ..............................  $           --     $           --         $       41,588    $       44,800
                                              ============================================================================

62 | Semiannual Report

Franklin Investors Securities Trust

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED) for the six months ended April 30, 2004 (unaudited) and the year ended October 31, 2003


                                                                                         ---------------------------------
                                                                                            FRANKLIN TOTAL RETURN FUND
                                                                                         ---------------------------------
                                                                                         SIX MONTHS ENDED    YEAR ENDED
                                                                                          APRIL 30, 2004  OCTOBER 31, 2003
                                                                                         ---------------------------------
Increase (decrease) in net assets:
 Operations:
  Net investment income ..............................................................      $  7,165,542     $ 11,534,059
  Net realized gain (loss) from investments, financial futures contracts
    and foreign currency transactions ................................................         3,377,063        3,464,280
  Net unrealized appreciation (depreciation) on investments, and translation
    of assets and liabilities denominated in foreign currencies ......................        (3,722,579)       8,707,441
                                                                                         --------------------------------
      Net increase (decrease) in net assets resulting from operations ................         6,820,026       23,705,780
 Distributions to shareholders from:
  Net investment income:
   Class A ...........................................................................        (4,043,632)      (6,459,326)
   Class B ...........................................................................          (340,991)        (455,601)
   Class C ...........................................................................          (410,890)        (521,445)
   Class R ...........................................................................          (186,459)        (266,874)
   Advisor Class .....................................................................        (3,727,623)      (7,639,259)
                                                                                         --------------------------------
 Total distributions to shareholders .................................................        (8,709,595)     (15,342,505)
 Capital share transactions: (Note 2)
   Class A ...........................................................................        26,394,831       50,453,557
   Class B ...........................................................................         3,214,169        9,523,958
   Class C ...........................................................................         3,668,537       11,171,429
   Class R ...........................................................................           976,390        5,344,283
   Advisor Class .....................................................................         3,968,452       (5,505,098)
                                                                                         --------------------------------
 Total capital share transactions ....................................................        38,222,379       70,988,129
      Net increase (decrease) in net assets ..........................................        36,332,810       79,351,404
Net assets:
 Beginning of period .................................................................       319,570,029      240,218,625
                                                                                         --------------------------------
 End of period .......................................................................      $355,902,839     $319,570,029
                                                                                         ================================
Distributions in excess of net investment income included in net assets:
 End of period .......................................................................      $ (2,346,354)    $   (802,301)
                                                                                         ================================

                     Semiannual Report | See notes to financial statements. | 63

Franklin Investors Securities Trust

NOTES TO FINANCIAL STATEMENTS (UNAUDITED)


1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

Franklin Investors Securities Trust (the Trust) is registered under the Investment Company Act of 1940 as an open-end investment company, consisting of six separate series. All funds included in this report (the Funds) are diversified except the Franklin Floating Rate Daily Access Fund. The Funds' investment objective is to provide high level current income.

The Franklin Adjustable U.S. Government Securities Fund invests substantially all of its assets in the U.S. Government Adjustable Rate Mortgage Portfolio (the Portfolio). The Portfolio is registered under the Investment Company Act of 1940 as a diversified, open-end investment company having the same investment objective as the fund. The financial statements of the Portfolio, including the Statement of Investments, are included elsewhere in this report and should be read in conjunction with the fund's financial statements.

The following summarizes the Funds' significant accounting policies.

a. SECURITY VALUATION

Securities listed or traded on a recognized national exchange are valued at the last reported sales price. Securities listed or traded on NASDAQ are valued at their official closing price. Over-the-counter securities and listed securities for which no sale is reported are valued within the range of the latest quoted bid and asked prices. Debt securities are valued by independent pricing services or market makers under procedures approved by the Board of Trustees. Foreign securities are valued at the close of trading of the foreign exchange or the NYSE, whichever is earlier. The Franklin Floating Rate Daily Access Fund and the Franklin Total Return Fund invest in senior secured corporate loans and senior secured debt that meet credit standards established by Franklin Advisers Inc. The funds value their securities based on quotations provided by banks, broker/dealers or pricing services experienced in such matters. If events occur that materially affect the values of securities after the prices or foreign exchange rates are determined, but prior to 4:00 p.m. Eastern time or the close of trading on the NYSE, whichever is earlier, or if market quotations are deemed not readily available or reliable, the securities will be valued at fair value as determined following procedures approved by the Board of Trustees. Investments in open-end mutual funds are valued at the closing net asset value.

The Franklin Adjustable U.S. Government Securities Fund holds Portfolio shares that are valued at its proportionate interest in the net asset value of the Portfolio. As of April 30, 2004, the Franklin Adjustable U.S. Government Securities Fund owns 100% of the Portfolio. (See Note 1 of the Portfolio's Financial Statements.)

64 | Semiannual Report

Franklin Investors Securities Trust

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

b. FOREIGN CURRENCY TRANSLATION

Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the exchange rate of such currencies against U.S. dollars on the date of valuation. Purchases and sales of securities and income items denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The Franklin Total Return Fund does not separately report the effect of changes in foreign exchange rates from changes in market prices on securities held. Such changes are included in net realized and unrealized gain or loss from investments.

Realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions and the difference between the recorded amounts of dividends, interest, and foreign withholding taxes and the U.S. dollars equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in foreign exchange rates on foreign denominated assets and liabilities other than investments in securities held at the end of the reporting period.

c. SECURITIES PURCHASED ON A WHEN-ISSUE, DELAYED DELIVERY, OR TBA BASIS

The Funds may purchase securities on a when-issued, delayed delivery, or to-be-announced (TBA) basis, with payment and delivery scheduled for a future date. These transactions are subject to market fluctuations and are subject to the risk that the value at delivery may be more or less than the trade date purchase price. Although the Funds will generally purchase these securities with the intention of holding the securities, they may sell the securities before the settlement date. Sufficient assets have been segregated for these securities.

d. FUTURES CONTRACTS

The Franklin Total Return Fund may purchase financial futures contracts to gain exposure to market changes. A financial futures contract is an agreement between two parties to buy or sell a security for a set price on a future date. Required initial margin deposits of cash or securities are maintained by the fund's custodian in segregated accounts as disclosed in the Statement of Investments. Subsequent payments, known as variation margin, are made or received by the fund depending on the fluctuations in the value of the underlying securities. Such variation margin is accounted for as unrealized gains or losses until the contract is closed, at which time the gains or losses are reclassified to realized. Realized and unrealized gains and losses are included in the Statement of Operations.

The risks of these contracts include the possibility there may be an illiquid secondary market and/or a change in the value of the contract may not correlate with the changes in the value of the underlying securities.


                                                          Semiannual Report | 65

Franklin Investors Securities Trust

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

e. FOREIGN CURRENCY CONTRACTS

When the Franklin Total Return Fund purchases or sells foreign securities it may enter into foreign exchange contracts to minimize foreign exchange risk from the trade date to the settlement date of the transactions. A foreign exchange contract is an agreement between two parties to exchange different currencies at an agreed upon exchange rate on a specified date. Realized and unrealized gains, and losses on these contracts are included in the Statement of Operations.

The risks of these contracts include movement in the values of the foreign currencies relative to the U.S. dollar and the possible inability of the counterparties to fulfill their obligations under the contracts.

f. MORTGAGE DOLLAR ROLLS

The Franklin Total Return Fund enters into mortgage dollar rolls, typically on a TBA basis. Dollar rolls are agreements between the fund and a financial institution to simultaneously sell and repurchase a mortgage-backed security at a future date. Gains or losses are realized at the time of the sale and the difference between the repurchase price and sale price is recorded as an unrealized gain to the fund. The risks of mortgage dollar roll transactions include the potential inability of the counterparty to fulfill their obligations.

g. SENIOR FLOATING RATE INTERESTS

Senior secured corporate loans pay interest at rates which are periodically reset by reference to a base lending rate plus a spread. These base lending rates are generally the prime rate offered by a designated U.S. bank or the London InterBank Offered Rate (LIBOR).

h. INCOME TAXES

No provision has been made for income taxes because each fund's policy is to qualify as a regulated investment company under the Internal Revenue Code and to distribute substantially all of its taxable income.

i. SECURITY TRANSACTIONS, INVESTMENT INCOME, EXPENSES AND DISTRIBUTIONS

Security transactions are accounted for on trade date. Realized gains and losses on security transactions are determined on a specific identification basis. Interest income and estimated expenses are accrued daily. Discounts and premiums on securities purchased are amortized over the lives of the respective securities. Dividend income and distributions to shareholders are recorded on the ex- dividend date. Dividends from net investment income are normally declared daily and distributed monthly to shareholders. For the Franklin Floating Rate Daily Access Fund and the Franklin Total Return Fund, facility fees are recognized as income over the expected term of the loan.


66 | Semiannual Report

Franklin Investors Securities Trust

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

i. SECURITY TRANSACTIONS, INVESTMENT INCOME, EXPENSES AND DISTRIBUTIONS (CONTINUED)

Common expenses incurred by the Trust are allocated among the Funds based on the ratio of net assets of each fund to the combined net assets. Other expenses are charged to each fund on a specific identification basis.

Net investment income, other than class specific expenses, is allocated daily to each class of shares based upon the relative value of the settled shares of each class. Realized and unrealized gains and losses are allocated daily based upon the relative proportion of net assets of each class.

j. ACCOUNTING ESTIMATES

The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

k. GUARANTEES AND INDEMNIFICATIONS

Under the Trust's organizational documents, its officers and trustees are indemnified against certain liability arising out of the performance of their duties to the Trust. Additionally, in the normal course of business, the Trust enters into contracts with service providers that contain general indemnification clauses. The Trust's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Trust that have not yet occurred. However, based on experience, the Trust expects the risk of loss to be remote.

l. UNFUNDED LOAN COMMITMENTS

The Franklin Floating Rate Daily Access Fund may enter into certain credit agreements, all or a portion of which may be unfunded. The fund is obligated to fund these loan commitments at the borrowers' discretion. These commitments are disclosed in the accompanying Statement of Investments and Statement of Assets and Liabilities.



2. SHARES OF BENEFICIAL INTEREST

The classes of shares offered within each of the funds are indicated below. Each class of shares differs by its initial sales load, contingent deferred sales charges, distribution fees, voting rights on matters affecting a single class and its exchange privilege.


                                                          Semiannual Report | 67

Franklin Investors Securities Trust

2. SHARES OF BENEFICIAL INTEREST (CONTINUED)


----------------------------------------------------------------------------------------------------------
                                          CLASS A, CLASS B,               CLASS A, CLASS B,
  CLASS A & CLASS C                       CLASS C & ADVISOR CLASS         CLASS C, CLASS R & ADVISOR CLASS
----------------------------------------------------------------------------------------------------------
  Franklin Adjustable                     Franklin Floating Rate          Franklin Total Return Fund
   U.S. Government Securities Fund         Daily Access Fund

At April 30, 2004, there were an unlimited number of shares authorized ($.01 par value). Transactions in the Funds' shares were as follows:

                                              -------------------------------
                                                     FRANKLIN ADJUSTABLE
                                                      U.S. GOVERNMENT
                                                      SECURITIES FUND
                                              -------------------------------
                                                   SHARES          AMOUNT
                                              -------------------------------
CLASS A SHARES:
Six months ended April 30, 2004
  Shares sold ..............................    10,589,750      $  96,771,137
  Shares issued in reinvestment of
   distributions ...........................       652,440          5,965,699
  Shares redeemed ..........................   (19,618,965)      (179,376,491)
                                              -------------------------------
Net increase (decrease) ....................    (8,376,775)     $ (76,639,655)
                                              ===============================
Year ended October 31, 2003
  Shares sold ..............................    63,077,072      $ 586,012,829
  Shares issued in reinvestment of
   distributions ...........................     1,386,405         12,860,704
  Shares redeemed ..........................   (54,744,443)      (507,533,228)
                                              -------------------------------
Net increase (decrease) ....................     9,719,034      $  91,340,305
                                              ===============================
CLASS C SHARES:
Six months ended April 30, 2004
  Shares sold ..............................     2,410,978      $  22,033,593
  Shares issued in reinvestment of
   distributions ...........................        20,448            186,787
  Shares redeemed ..........................      (654,444)        (5,978,660)
                                              -------------------------------
  Net increase (decrease) ..................     1,776,982      $  16,241,720
                                              ===============================
Year ended October 31, 2003 a
  Shares sold ..............................     1,538,830      $  14,153,058
  Shares issued in reinvestment of
   distributions ...........................         4,641             42,603
  Shares redeemed ..........................      (138,731)        (1,275,209)
                                              -------------------------------
  Net increase (decrease) ..................     1,404,740      $  12,920,452
                                              ===============================

68 | Semiannual Report

Franklin Investors Securities Trust

2. SHARES OF BENEFICIAL INTEREST (CONTINUED)


                                         ----------------------------------------------------------
                                                  FRANKLIN                          FRANKLIN
                                                FLOATING RATE                     TOTAL RETURN
                                              DAILY ACCESS FUND                       FUND
                                         ----------------------------------------------------------
                                           SHARES          AMOUNT            SHARES        AMOUNT
                                         ----------------------------------------------------------
CLASS A SHARES:
Six months ended April 30, 2004
  Shares sold .........................  17,502,493     $176,333,403       4,881,929   $ 49,852,926
  Shares issued in reinvestment of
     distributions ....................     192,553        1,939,812         227,861      2,321,477
  Shares redeemed .....................  (4,938,352)     (49,750,964)     (2,526,496)   (25,779,572)
                                         ----------------------------------------------------------
  Net increase (decrease) .............  12,756,694     $128,522,251       2,583,294   $ 26,394,831
                                         ==========================================================
Year ended October 31, 2003
  Shares sold .........................  11,293,107     $112,327,333       9,090,245   $ 91,142,815
  Shares issued in reinvestment of
     distributions ....................     182,250        1,805,799         375,199      3,761,167
  Shares redeemed .....................  (3,844,752)     (38,052,562)     (4,450,839)   (44,450,425)
                                         ----------------------------------------------------------
  Net increase (decrease) .............   7,630,605     $ 76,080,570       5,014,605   $ 50,453,557
                                         ==========================================================
CLASS B SHARES:
Six months ended April 30, 2004
  Shares sold .........................   1,458,839     $ 14,689,918         497,362   $  5,082,159
  Shares issued in reinvestment of
     distributions ....................      22,129          222,687          25,135        255,996
  Shares redeemed .....................    (371,713)      (3,742,614)       (208,290)    (2,123,986)
                                         ----------------------------------------------------------
  Net increase (decrease) .............   1,109,255     $ 11,169,991         314,207   $  3,214,169
                                         ==========================================================
Year ended October 31, 2003
  Shares sold .........................   1,612,594     $ 16,010,473       1,275,083   $ 12,745,195
  Shares issued in reinvestment of
     distributions ....................      33,622          332,642          34,570        346,979
  Shares redeemed .....................    (561,292)      (5,558,496)       (357,713)    (3,568,216)
                                         ----------------------------------------------------------
  Net increase (decrease) .............   1,084,924     $ 10,784,619         951,940   $  9,523,958
                                         ==========================================================
CLASS C SHARES:
Six months ended April 30, 2004
  Shares sold .........................   7,534,567     $ 75,912,842         697,888   $  7,122,016
  Shares issued in reinvestment of
     distributions ....................      99,510        1,002,407          30,110        306,552
  Shares redeemed .....................  (2,114,231)     (21,294,418)       (368,519)    (3,760,031)
                                         ----------------------------------------------------------
Net increase (decrease) ...............   5,519,846     $ 55,620,831         359,479   $  3,668,537
                                         ==========================================================
Year ended October 31, 2003
  Shares sold .........................   6,499,404     $ 64,586,616       1,620,102   $ 16,236,120
  Shares issued in reinvestment of
     distributions ....................     149,098        1,475,081          40,666        407,973
  Shares redeemed .....................  (2,729,909)     (27,031,012)       (547,613)    (5,472,664)
                                         ----------------------------------------------------------
Net increase (decrease)                   3,918,593     $ 39,030,685       1,113,155   $ 11,171,429
                                         ==========================================================

                                                          Semiannual Report | 69

Franklin Investors Securities Trust

2. SHARES OF BENEFICIAL INTEREST (CONTINUED)


                                         ----------------------------------------------------------
                                                  FRANKLIN                          FRANKLIN
                                                FLOATING RATE                     TOTAL RETURN
                                              DAILY ACCESS FUND                       FUND
                                         ----------------------------------------------------------
                                           SHARES         AMOUNT            SHARES        AMOUNT
                                         ----------------------------------------------------------
CLASS R SHARES:
Six months ended April 30, 2004
  Shares sold .........................                                    275,390       $  2,797,897
  Shares issued in reinvestment of
    distributions .....................                                     16,375            166,742
  Shares redeemed .....................                                   (194,463)        (1,988,249)
                                                                        -----------------------------
Net increase (decrease) ...............                                     97,302       $    976,390
                                                                        =============================
Year ended October 31, 2003
  Shares sold .........................                                    764,360       $  7,650,084
  Shares issued in reinvestment of
    distributions .....................                                     25,794            259,062
  Shares redeemed .....................                                   (256,167)        (2,564,863)
                                                                        -----------------------------
Net increase (decrease) ...............                                    533,987       $  5,344,283
                                                                        =============================
ADVISOR CLASS SHARES:
Six months ended April 30, 2004
  Shares sold .........................     466,520     $ 4,702,066      2,419,670       $ 24,736,188
  Shares issued in reinvestment of
    distributions .....................       4,776          48,143         91,620            934,854
  Shares redeemed .....................    (100,609)     (1,013,673)    (2,111,620)       (21,702,590)
                                         ------------------------------------------------------------
Net increase (decrease) ...............     370,687     $ 3,736,536        399,670       $  3,968,452
                                         ============================================================
Year ended October 31, 2003
  Shares sold .........................     308,837     $ 3,071,582      2,093,469         21,000,974
  Shares issued in reinvestment of
    distributions .....................       5,459          54,135        150,843          1,512,747
  Shares redeemed .....................    (162,571)     (1,619,189)    (2,788,420)       (28,018,819)
                                         ------------------------------------------------------------
Net increase (decrease) ...............     151,725     $ 1,506,528       (544,108)      $ (5,505,098)
                                         ============================================================

a For the period July 1, 2003 (effective date) to October 31, 2003.


3. TRANSACTIONS WITH AFFILIATES

Certain officers and trustees of the Funds are also officers and/or directors of the following entities:


------------------------------------------------------------------------------------------------------------------
  ENTITY                                                           AFFILIATION
------------------------------------------------------------------------------------------------------------------
  Franklin Advisers Inc. (Advisers)                                Investment manager
  Franklin Templeton Services LLC (FT Services)                    Administrative manager
  Franklin/Templeton Investor Services LLC (Investor Services)     Transfer agent
  Franklin/Templeton Distributors Inc. (Distributors)              Principal underwriter
  The U.S. Government Adjustable Rate Mortgage Portfolio           The fund in which the Franklin Adjustable U.S.
                                                                   Government Securities Fund invests

The Franklin Floating Rate Daily Access Fund pays an investment management fee to Advisers of .450% of the first $500 million of the fund's average daily net assets. Fees are further reduced on net assets over $500 million.


70 | Semiannual Report

Franklin Investors Securities Trust

3. TRANSACTIONS WITH AFFILIATES (CONTINUED)

The Franklin Total Return Fund pays an investment management fee to Advisers of ..425% of the first $500 million of the fund's average daily net assets. Fees are further reduced on net assets over $500 million.

The Franklin Floating Rate Daily Access Fund and the Franklin Total Return Fund pay an administrative fee to FT Services of .20% per year of the funds' average daily net assets.

The Franklin Adjustable U.S. Government Securities Fund pays an administrative fee to Advisers of .10% of the first $5 billion of the fund's average daily net assets. Fees are further reduced on net assets over $5 billion.

Advisers agreed in advance to voluntarily waive administrative and management fees for the Franklin Total Return Fund, as noted in the Statement of Operations. Total expenses waived by Advisers are not subject to reimbursement by the fund.

The Funds reimburse Distributors for costs incurred in marketing the Funds' shares under a Rule 12b-1 plan up to a certain percentage per year of their average daily net assets of each class as follows:

                                   -------------------------------------------
                                      FRANKLIN        FRANKLIN
                                     ADJUSTABLE       FLOATING      FRANKLIN
                                   U.S. GOVERNMENT   RATE DAILY   TOTAL RETURN
                                   SECURITIES FUND   ACCESS FUND      FUND
                                   -------------------------------------------
Class A .......................          .25%            .25%          .25%
Class B .......................            --           1.00%          .65%
Class C .......................          .65%            .65%          .65%
Class R .......................            --              --          .50%

Distributors has advised the Funds it received (paid) net commissions from (on) sales of the Funds' shares, and received contingent deferred sales charges for the period as follows:

                                   -------------------------------------------
                                      FRANKLIN        FRANKLIN
                                     ADJUSTABLE       FLOATING      FRANKLIN
                                   U.S. GOVERNMENT   RATE DAILY   TOTAL RETURN
                                   SECURITIES FUND   ACCESS FUND      FUND
                                   -------------------------------------------
Net commissions received (paid)       $(208,765)     $(726,075)    $(106,372)
Contingent deferred sales charges     $ 108,057      $  90,250     $  21,594

The Funds paid transfer agent fees as noted in the Statement of Operations of which the following amounts were paid to Investor Services:

                                   -------------------------------------------
                                      FRANKLIN        FRANKLIN
                                     ADJUSTABLE       FLOATING      FRANKLIN
                                   U.S. GOVERNMENT   RATE DAILY   TOTAL RETURN
                                   SECURITIES FUND   ACCESS FUND      FUND
                                   -------------------------------------------
Transfer agent fees ...........        $196,305        $91,680      $136,989

At April 30, 2004, Advisers or investment companies managed by Advisers owned 19.59% of the Franklin Total Return Fund.


                                                          Semiannual Report | 71

Franklin Investors Securities Trust

4. EXPENSE OFFSET ARRANGEMENT

The Franklin Floating Rate Daily Access Fund has entered into an arrangement with its custodian whereby credits realized as a result of uninvested cash balances are used to reduce a portion of the fund's custodian expenses. During the period ended April 30, 2004, the custodian fees were reduced as noted in the Statement of Operations.


5. INCOME TAXES

At October 31, 2003, the Funds had tax basis capital losses which may be carried over to offset future capital gains. Such losses expire as follows:


                                                     -----------------------------------------------
                                                        FRANKLIN          FRANKLIN
                                                       ADJUSTABLE         FLOATING        FRANKLIN
                                                     U.S. GOVERNMENT     RATE DAILY     TOTAL RETURN
                                                     SECURITIES FUND     ACCESS FUND        FUND
                                                     -----------------------------------------------
Capital loss carryovers expiring in:
2004 ............................................     $  8,807,294       $        --     $        --
2005 ............................................        4,580,551                --              --
2006 ............................................        2,585,375                --              --
2007 ............................................        1,456,300                --       1,011,941
2008 ............................................        3,438,157                --         142,129
2009 ............................................        1,279,054            17,020       3,351,247
2010 ............................................               --           232,627         550,214
2011 ............................................          600,077         1,335,860              --
                                                     -----------------------------------------------
                                                      $ 22,746,808       $ 1,585,507     $ 5,055,531
                                                     ===============================================

On October 31, 2003, the Franklin Adjustable U.S. Government Securities Fund had expired capital loss carryovers of $18,463,010, which were reclassified to paid-in capital.

Net investment income (loss) differs for financial statement and tax purposes primarily due to differing treatments of defaulted securities, foreign currency transactions, mortgage dollar roll transactions, paydown losses, and bond discounts and premiums.

Net realized gains (losses) differ for financial statement and tax purposes primarily due to differing treatments of wash sales, foreign currency transactions, mortgage dollar roll transactions, financial futures transactions, paydown losses, and bond discounts and premiums.

Distributions of income to shareholders may not equal net investment income due to differing treatments of dividend distributions for book and tax purposes.

At April 30, 2004, the unrealized appreciation (depreciation) based on the cost of investments for income tax purposes was as follows:


72 | Semiannual Report

Franklin Investors Securities Trust

5. INCOME TAXES (CONTINUED)


                                                     ------------------------------------------------
                                                        FRANKLIN          FRANKLIN
                                                       ADJUSTABLE         FLOATING        FRANKLIN
                                                     U.S. GOVERNMENT     RATE DAILY     TOTAL RETURN
                                                     SECURITIES FUND     ACCESS FUND        FUND
                                                     ------------------------------------------------
Cost of investments .............................      $641,302,450      $477,249,843    $385,283,689
                                                     ------------------------------------------------
Unrealized appreciation .........................      $        --       $  4,214,531    $  8,896,320
Unrealized depreciation .........................       (33,352,559)         (224,827)     (3,858,630)
                                                     ------------------------------------------------
Net unrealized appreciation (depreciation) ......      $(33,352,559)     $  3,989,704    $  5,037,690
                                                     ================================================


6. INVESTMENT TRANSACTIONS

Purchases and sales of investments (excluding short-term securities) for the period ended April 30, 2004 were as follows:


                                                     ------------------------------------------------
                                                         FRANKLIN         FRANKLIN
                                                        ADJUSTABLE        FLOATING        FRANKLIN
                                                      U.S. GOVERNMENT    RATE DAILY     TOTAL RETURN
                                                      SECURITIES FUND    ACCESS FUND        FUND
                                                     ------------------------------------------------
Purchases .....................................        $ 51,824,382     $237,209,560     $233,248,662
Sales .........................................        $101,358,022     $ 76,590,405     $210,268,735


7. INVESTMENTS IN AFFILIATED MONEY MARKET PORTFOLIO

Certain funds (in the Trust) may invest in the Franklin Institutional Fiduciary Trust Money Market Portfolio (the Sweep Money Fund), an open-end investment company managed by Advisers. Management fees paid by the funds are reduced on assets invested in the Sweep Money Fund, in an amount not to exceed the management fees paid by the Sweep Money Fund.


8. FINANCIAL FUTURES CONTRACTS

As of April 30, 2004, the Franklin Total Return Fund had the following financial futures contracts outstanding.


-----------------------------------------------------------------------------------------
                                         NUMBER OF  DELIVERY    CONTRACT     UNREALIZED
  CONTRACTS TO BUY                       CONTRACTS    DATES    FACE VALUE    GAIN (LOSS)
-----------------------------------------------------------------------------------------
  U.S. Treasury 2 Year Note ..........      104     06/01/04    $20,800,000   $(187,945)



-----------------------------------------------------------------------------------------
                                         NUMBER OF  DELIVERY    CONTRACT     UNREALIZED
  CONTRACTS TO SELL                      CONTRACTS    DATES    FACE VALUE    GAIN (LOSS)
-----------------------------------------------------------------------------------------
  U.S. Treasury 10 Year Note .........      69      06/01/04    $ 6,900,000    $235,945


                                                          Semiannual Report | 73

Franklin Investors Securities Trust

9. CREDIT RISK AND DEFAULTED SECURITIES

The Franklin Floating Rate Daily Access Fund has 96.73% of its portfolio invested in below investment grade and comparable quality unrated high yield securities, which tend to be more sensitive to economic conditions than higher rated securities.

The Franklin Total Return Fund held defaulted securities and/or other securities for which the income has been deemed uncollectible. At April 30, 2004, the value of these securities was $219,000, representing .06% of the fund's net assets. The fund discontinues accruing income on securities for which income has been deemed uncollectible and provides an estimate for losses on interest receivable. For information as to specific securities, see the accompanying Statement of Investments.


10. REVOLVING CREDIT FACILITY

The Franklin Floating Rate Daily Access Fund participates in a $200 million senior unsecured revolving credit facility to fund shareholder redemptions or meet unfunded loan commitments. The facility agreement ends on December 17, 2004. Interest is charged at the Federal Funds Rate plus .50%. Facility fees paid are amortized on a straight line basis over the term of the commitment. Annual commitment fees of .09% are charged on the unused portion of the facility and allocated among the participating funds based on net assets.

During the period ended April 30, 2004, the fund did not utilize the facility.


11. RECENT LITIGATION

On July 6, 2003, Adelphia Communications Corp. ("Adelphia") and related parties, along with its Official Committee of Unsecured Creditors, filed an adversary proceeding in the Adelphia bankruptcy case in the U.S. Bankruptcy Court (SDNY) against more than 360 banks, financial services companies, insurance companies, investment banks, mutual funds and other parties that had arranged for the sale of, or purchased the bank debt of, Adelphia or its related parties. Named defendants included Franklin Advisers Inc., Franklin CLOs I-III, Franklin Floating Rate Daily Access Fund, Franklin Floating Rate Master Series, and Franklin Floating Rate Trust. The Complaint alleges that the purchasers of this bank debt knew, or should have known, that the loan proceeds would not benefit Adelphia, but instead be used to enrich Adelphia insiders. It seeks avoidance of the loans and recovery of intentionally fraudulent transfers.

Although it is not possible to predict the outcome of these matters at this early stage of the proceedings, the fund's management does not expect that the result will have a material adverse effect on the financial condition of the fund.


74 | Semiannual Report

Franklin Investors Securities Trust

12. REGULATORY MATTERS

MASSACHUSETTS ADMINISTRATIVE PROCEEDING
On February 4, 2004, the Securities Division of the Office of the Secretary of the Commonwealth of Massachusetts filed an administrative complaint against Franklin Resources, Inc. and certain of its subsidiaries (the "Company") claiming violations of the Massachusetts Uniform Securities Act ("Massachusetts Act") with respect to an alleged arrangement to permit market timing (the "Mass. Proceeding"). On February 14, 2004, the Company filed an answer denying all violations of the Massachusetts Act.

GOVERNMENTAL INVESTIGATIONS
As part of ongoing investigations by the U.S. Securities and Exchange Commission
(SEC), the U.S. Attorney for the Northern District of California, the New York Attorney General, the California Attorney General, the U.S. Attorney for the District of Massachusetts, the Florida Department of Financial Services and the Commissioner of Securities, the West Virginia Attorney General and the Vermont Department of Banking, Insurance, Securities, and Health Care Administration, relating to certain practices in the mutual fund industry, including late trading, market timing and payments to securities dealers who sell Fund shares, the Company and its subsidiaries, as well as certain current or former executives and employees of the Company, have received requests for information and/or subpoenas to testify or produce documents. The Company and its current employees are providing documents and information in response to these requests and subpoenas. In addition, the Company has responded to requests for similar kinds of information from regulatory authorities in some of the foreign countries where the Company conducts its global asset management business.

The staff of the SEC has informed the Company that it intends to recommend that the SEC authorize a civil injunctive action against the Trust's investment manager. The SEC's investigation is focused on the activities that are the subject of the Mass. Proceeding described above and other instances of alleged market timing by a limited number of third parties that ended in 2000. The Company currently believes that the charges the SEC staff is contemplating are unwarranted. There are discussions underway with the SEC staff in an effort to resolve the issues raised in their investigation.

In response to requests for information and subpoenas from the SEC and the California Attorney General, the Company has provided documents and testimony has been taken relating to payments to security dealers who sell Fund shares. Effective November 28, 2003, the Company determined not to direct any further brokerage commissions where the allocation is based, not only on best execution, but also on the sale of Fund shares.


                                                          Semiannual Report | 75

Franklin Investors Securities Trust

12. REGULATORY MATTERS (CONTINUED)

OTHER LEGAL PROCEEDINGS
The Trust, in addition to other entities within Franklin Templeton Investments, including the Company and certain of its subsidiaries, other funds, and current and former officers, employees, and directors have been named in multiple lawsuits in different federal courts in Nevada, California, Illinois, New York, New Jersey, and Florida, alleging violations of various federal securities laws and seeking, among other things, monetary damages and costs. Specifically, the lawsuits claim breach of duty with respect to alleged arrangements to permit market timing and/or late trading activity, or breach of duty with respect to the valuation of the portfolio securities of certain funds managed by Company subsidiaries, resulting in alleged market timing activity. The majority of these lawsuits duplicate, in whole or in part, the allegations asserted in the Mass. Proceeding detailed above. The lawsuits are styled as class actions or derivative actions.

In addition, the Company and its subsidiaries, as well as certain current and former officers, employees, and directors have been named in multiple lawsuits alleging violations of various securities laws and pendent state law claims relating to the disclosure of directed brokerage payments and payment of allegedly excessive commissions and advisory fees. These lawsuits are styled as class actions and derivative actions.

Management strongly believes that the claims made in each of these lawsuits are without merit and intends to vigorously defend against them.

The Company cannot predict with certainty the eventual outcome of the foregoing Mass. Proceeding, other governmental investigations or class actions or other lawsuits. The impact, if any, of these matters on the Trust is uncertain at this time. If the Company determines that it bears responsibility for any unlawful or inappropriate conduct that caused losses to the Trust, it is committed to making the Trust or its shareholders whole, as appropriate.



76 | Semiannual Report

Adjustable Rate Securities Portfolios

FINANCIAL HIGHLIGHTS


U.S. GOVERNMENT ADJUSTABLE RATE MORTGAGE PORTFOLIO


                                                      -------------------------------------------------------------------------
                                                      SIX MONTHS ENDED
                                                       APRIL 30, 2004                  YEAR ENDED OCTOBER 31,
                                                        (UNAUDITED)     2003        2002        2001        2000        1999
                                                      -------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the period)

Net asset value, beginning of period ..............          $9.18       $9.39       $9.47       $9.30       $9.31       $9.37
                                                      -------------------------------------------------------------------------
Income from investment operations:

 Net investment income ............................           .109        .209        .354        .552        .555        .496

 Net realized and unrealized gains (losses) .......          (.003)      (.064)       .012        .213       (.010)      (.060)
                                                      -------------------------------------------------------------------------
Total from investment operations ..................           .106        .145        .366        .765        .545        .436
Less distributions from net investment income .....          (.166)      (.355)      (.446)      (.600)      (.555)      (.496)
                                                      -------------------------------------------------------------------------
Net asset value, end of period ....................          $9.12       $9.18       $9.39       $9.47       $9.30       $9.31
                                                      =========================================================================

Total return a ....................................          1.17%       1.56%       4.08%       8.52%       6.03%       4.77%


RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000's) .................       $608,030    $661,213    $572,510    $253,547    $232,949    $281,974
Ratios to average net assets:
 Expenses .........................................           .41% c      .41%        .41%        .42%        .43%        .43%
 Net investment income ............................          2.43% c     2.15%       3.77%       5.88%       5.96%       5.32%
Portfolio turnover rate ...........................         15.19%     130.32%      85.05%       2.49%      12.68%      23.23%
Portfolio turnover rate excluding mortgage dollar
 rolls b ..........................................         15.19%      96.52%      85.05%       2.49%      12.68%      23.23%

a Total return is not annualized for periods less than one year.

b See Note 1(d) regarding mortgage dollar rolls.

c Annualized.

                     Semiannual Report | See notes to financial statements. | 77

Adjustable Rate Securities Portfolios

STATEMENT OF INVESTMENTS, APRIL 30, 2004 (UNAUDITED)


--------------------------------------------------------------------------------------------------------------------------
  U.S. GOVERNMENT ADJUSTABLE RATE MORTGAGE PORTFOLIO                                      PRINCIPAL AMOUNT        VALUE
--------------------------------------------------------------------------------------------------------------------------
  U.S. GOVERNMENT AND AGENCY SECURITIES 90.6%
  FEDERAL HOME LOAN MORTGAGE CORP. (FHLMC) 23.0%
  Cap 10.885%, Margin 2.32% + CMT, Resets Annually, 5.54%, 5/01/32 .....................     $ 7,899,703      $  8,110,203
  Cap 10.98%, Margin 2.25% + CMT, Resets Annually, 5.972%, 9/01/31 .....................       2,502,826         2,565,057
  Cap 11.00%, Margin 1.91% + 12ML, Resets Annually, 6.06%, 8/01/31 .....................       1,000,440         1,024,202
  Cap 11.18%, Margin 2.23% + CMT, Resets Annually, 6.175%, 9/01/31 .....................       2,161,518         2,198,529
  Cap 11.21%, Margin 1.91% + 12ML, Resets Annually, 6.18%, 8/01/31 .....................         857,465           877,859
  Cap 11.21%, Margin 2.20% + CMT, Resets Annually, 3.405%, 10/01/24 ....................       2,856,142         2,957,218
  Cap 11.253%, Margin 1.75% + CMT, Resets Annually, 3.00%, 11/01/16 ....................         977,559           999,476
  Cap 11.434%, Margin 2.365% + CMT, Resets Annually, 3.537%, 4/01/30 ...................       1,067,327         1,090,217
  Cap 11.435%, Margin 2.198% + CMT, Resets Annually, 3.388%, 9/01/27 ...................         766,860           790,124
  Cap 11.46%, Margin 2.25% + CMT, Resets Annually, 3.51%, 10/01/25 .....................       1,675,317         1,707,179
  Cap 11.633%, Margin 2.076% + CMT, Resets Annually, 7.024%, 7/01/27 ...................       1,120,308         1,140,636
  Cap 11.65%, Margin 2.26% + CMT, Resets Annually, 3.497%, 11/01/29 ....................       9,763,854        10,062,986
  Cap 11.963%, Margin 2.24% + CMT, Resets Annually, 5.432%, 8/01/32 ....................      10,290,481        10,635,669
  Cap 11.98%, Margin 2.50% + 5CMT, Resets Every 5 Years, 6.114%, 8/01/29 ...............       6,785,368         6,956,999
  Cap 11.989%, Margin 2.478% + 3CMT, Resets Every 3 Years, 6.227%, 11/01/35 ............       1,339,495         1,370,433
  Cap 12.00%, Margin 2.41% + CMT, Resets Annually, 3.599%, 11/01/25 ....................       2,206,493         2,276,319
  Cap 12.012%, Margin 2.297% + 5CMT, Resets Every 5 Years, 6.892%, 5/01/26 .............         746,769           767,919
  Cap 12.069%, Margin 2.23% + 3CMT, Resets every 3 Years, 5.355%, 6/01/26 ..............         826,449           841,507
  Cap 12.07%, Margin 2.39% + CMT, Resets Annually, 6.05%, 7/01/29 ......................       1,298,202         1,344,181
  Cap 12.20%, Margin 2.426% + CMT, Resets Annually, 4.073%, 11/01/29 ...................       2,731,651         2,823,271
  Cap 12.22%, Margin 2.23% + CMT, Resets Annually, 5.114%, 3/01/32 .....................       1,450,082         1,462,429
  Cap 12.364%, Margin 2.051% + COFI, Resets Annually, 4.16%, 11/01/25 ..................      10,250,459        10,432,556
  Cap 12.427%, Margin 2.225% + 5CMT, Resets Every 5 Years, 7.751%, 12/01/27 ............         136,841           141,167
  Cap 12.52%, Margin 2.48% + CMT, Resets Annually, 3.704%, 12/01/30 ....................       3,747,751         3,872,054
  Cap 12.54%, Margin 2.34% + CMT, Resets Annually, 5.22%, 4/01/25 ......................       2,914,659         2,968,331
  Cap 12.59%, Margin 2.71% + CMT, Resets Annually, 3.907%, 12/01/28 ....................       1,626,133         1,679,070
  Cap 12.732%, Margin 2.44% + CMT, Resets Annually, 6.029%, 5/01/32 ....................       2,234,577         2,320,191
  Cap 12.744%, Margin 2.00% + CMT, Resets Annually, 3.291%, 7/01/18 ....................         476,101           489,629
  Cap 12.79%, Margin 2.24% + CMT, Resets Annually, 3.447%, 8/01/30 .....................       7,315,814         7,505,573
  Cap 12.806%, Margin 2.230% + CMT, Resets Annually, 3.473%, 4/01/18 ...................       1,590,417         1,637,881
  Cap 12.89%, Margin 1.80% + COFI, Resets Semi-Annually, 3.795%, 12/01/19 ..............       4,859,907         4,958,324
  Cap 12.90%, Margin 2.31% + CMT, Resets Annually, 3.527%, 8/01/27 .....................       3,971,240         4,135,670
  Cap 13.006%, Margin 2.00% + CMT, Resets Annually, 3.196%, 9/01/19 ....................       1,105,769         1,136,247
  Cap 13.022%, Margin 1.749% + 6 Month TB, Resets Semi-Annually, 2.994%, 10/01/29 ......         382,330           393,937
  Cap 13.156%, Margin 1.915% + CMT, Resets Annually, 3.165%, 12/01/16 ..................         690,973           705,936
  Cap 13.175%, Margin 2.233% + CMT, Resets Annually, 3.453%, 5/01/25 ...................         841,700           868,151
  Cap 13.191%, Margin 1.841% + CMT, Resets Annually, 4.596%, 1/01/23 ...................       1,223,240         1,237,111
  Cap 13.23%, Margin 2.06% + CMT, Resets Annually, 3.281%, 4/01/29 .....................       3,492,894         3,584,149
  Cap 13.246%, Margin 2.175% + CMT, Resets Annually, 3.267%, 10/01/18 ..................         285,392           293,388
  Cap 13.27%, Margin 1.963% + CMT, Resets Annually, 3.19%, 5/01/20 .....................       3,786,853         3,882,405
  Cap 13.292%, Margin 2.115% + CMT, Resets Annually, 3.419%, 3/01/19 ...................         162,879           167,200
  Cap 13.366%, Margin 2.102% + CMT, Resets Annually, 3.402%, 3/01/18 ...................         537,119           553,566
  Cap 13.37%, Margin 2.04% + CMT, Resets Annually, 3.256%, 4/01/19 .....................       1,931,588         1,985,228
  Cap 13.547%, Margin 2.405% + CMT, Resets Annually, 7.61%, 8/01/30 ....................       1,085,318         1,120,925
  Cap 13.64%, Margin 2.29% + CMT, Resets Annually, 3.481%, 1/01/23 .....................       9,908,348        10,347,172
  Cap 13.65%, Margin 2.249% + CMT, Resets Annually, 3.495%, 7/01/20 ....................         465,700           476,565
  Cap 13.793%, Margin 2.214% + CMT, Resets Annually, 3.55%, 11/01/19 ...................         127,526           130,977
  Cap 13.883%, Margin 2.462% + CMT, Resets Annually, 3.697%, 6/01/26 ...................       8,291,433         8,528,624

78 | Semiannual Report

Adjustable Rate Securities Portfolios


--------------------------------------------------------------------------------------------------------------------------
  U.S. GOVERNMENT ADJUSTABLE RATE MORTGAGE PORTFOLIO                                      PRINCIPAL AMOUNT        VALUE
--------------------------------------------------------------------------------------------------------------------------
  U.S. GOVERNMENT AND AGENCY SECURITIES (CONT.)
  FEDERAL HOME LOAN MORTGAGE CORP. (FHLMC) (CONT.)
  Cap 14.244%, Margin 2.10% + CMT, Resets Annually, 3.279%, 9/01/18 ....................     $ 1,974,612      $  2,030,216
  Cap 14.307%, Margin 1.957% + 3CMT, Resets Every 3 Years, 7.015%, 12/01/21 ............         210,158           207,627
  Cap 14.90%, Margin 2.546% + CMT, Resets Annually, 3.856%, 2/01/19 ....................         354,902           358,448
                                                                                                              ------------
                                                                                                               140,150,731
                                                                                                              ------------
  FEDERAL NATIONAL MORTGAGE ASSOCIATION (FNMA) 46.4%
  Cap 10.06%, Margin 2.30% + CMT, Resets Annually, 5.062%, 9/01/32 .....................       7,242,847         7,478,883
  Cap 10.50%, Margin 2.31% + CMT, Resets Annually, 5.495%, 8/01/32 .....................       2,131,502         2,179,075
  Cap 10.64%, Margin 2.176% + CMT, Resets Annually, 5.383%, 6/01/32 ....................       8,431,625         8,625,562
  Cap 10.71%, Margin 2.00% + CMT, Resets Annually, 5.053%, 10/01/32 ....................       1,385,184         1,414,752
  Cap 10.73%, Margin 2.25% + CMT, Resets Annually, 5.649%, 2/01/32 .....................       2,065,450         2,125,457
  Cap 10.81%, Margin 2.26% + CMT, Resets Annually, 4.871%, 11/01/17 ....................       4,239,779         4,348,679
  Cap 10.82%, Margin 2.02% + CMT, Resets Annually, 5.769%, 2/01/31 .....................       1,028,139         1,058,208
  Cap 10.895%, Margin 2.259% + CMT, Resets Annually, 5.814%, 11/01/31 ..................       1,815,283         1,876,363
  Cap 11.006%, Margin 2.12% + CMT, Resets Annually, 5.798%, 8/01/29 ....................       2,091,536         2,153,266
  Cap 11.06%, Margin 1.98% + CMT, Resets Annually, 3.226%, 3/01/22 .....................         101,181           103,997
  Cap 11.13%, Margin 2.147% + CMT, Resets Annually, 7.05%, 8/01/29 .....................         457,876           477,053
  Cap 11.135%, Margin 2.34% + CMT, Resets Annually, 6.089%, 5/01/31 ....................         598,542           620,229
  Cap 11.16%, Margin 2.24% + CMT, Resets Annually, 3.493%, 11/01/30 ....................      11,795,084        12,217,047
  Cap 11.24%, Margin 2.106% + CMT, Resets Annually, 3.345%, 11/01/27 ...................         944,406           976,012
  Cap 11.26%, Margin 2.31% + CMT, Resets Annually, 6.323%, 7/01/31 .....................       1,420,226         1,459,569
  Cap 11.329%, Margin 2.215% + CMT, Resets Annually, 5.306%, 5/01/32 ...................       3,174,847         3,276,489
  Cap 11.40%, Margin 1.88% + CMT, Resets Annually, 5.774%, 7/01/32 .....................       2,801,502         2,874,872
  Cap 11.475%, Margin 2.09% + CMT, Resets Annually, 5.521%, 4/01/32 ....................       4,668,446         4,772,556
  Cap 11.49%, Margin 1.65 + 12ML, Resets Annually, 5.421%, 10/01/31 ....................       2,856,237         2,904,473
  Cap 11.53%, Margin 2.35% + CMT, Resets Annually, 6.483%, 4/01/30 .....................       2,434,016         2,509,972
  Cap 11.531%, Margin 2.231% + CMT, Resets Annually, 4.709%, 12/01/32 ..................       4,520,936         4,680,024
  Cap 11.581%, Margin 2.18% + CMT, Resets Annually, 5.389%, 8/01/31 ....................       2,764,271         2,820,007
  Cap 11.61%, Margin 2.26% + CMT, Resets Annually, 4.042%, 9/01/39 .....................       2,828,066         2,896,098
  Cap 11.635%, Margin 2.436% + CMT, Resets Annually, 5.555%, 6/01/32 ...................       2,973,298         3,103,241
  Cap 11.662%, Margin 2.47% + CMT, Resets Annually, 3.909%, 8/01/28 ....................       7,353,656         7,638,322
  Cap 11.684%, Margin 1.25% + COFI, Resets Semi-Annually, 3.249%, 5/01/19 ..............       1,819,663         1,840,633
  Cap 11.705%, Margin 2.19% + CMT, Resets Annually, 3.551%, 11/01/36 ...................       2,887,147         2,947,830
  Cap 11.73%, Margin 2.33% + CMT, Resets Annually, 4.633%, 2/01/29 .....................         692,588           711,992
  Cap 11.836%, Margin 2.12% + CMT, Resets Annually, 5.775%, 6/01/31 ....................       2,211,937         2,280,477
  Cap 11.869%, Margin 2.12% + CMT, Resets Annually, 4.933%, 2/01/30 ....................         800,263           825,464
  Cap 11.884%, Margin 2.211% + CMT, Resets Annually, 3.309%, 2/01/25 ...................         151,372           154,830
  Cap 11.895%, Margin 2.11% + CMT, Resets Annually, 5.928%, 3/01/32 ....................      16,842,116        17,273,281
  Cap 11.901%, Margin 2.373% + CMT, Resets Annually, 3.607%, 5/01/29 ...................       1,153,597         1,181,864
  Cap 11.93%, Margin 2.00% + CMT, Resets Semi-Annually, 5.247%, 6/01/32 ................       1,112,312         1,139,384
  Cap 11.93%, Margin 2.13% + CMT, Resets Annually, 5.92%, 7/01/31 ......................       1,940,099         1,994,613
  Cap 11.94%, Margin 2.352% + CMT, Resets Annually, 7.076%, 9/01/29 ....................         517,910           533,129
  Cap 11.96%, Margin 2.15% + CMT, Resets Annually, 5.945%, 6/01/31 .....................       3,228,536         3,321,874
  Cap 11.966%, Margin 1.25% + COFI, Resets Semi-Annually, 3.158%, 4/01/22 ..............       2,222,081         2,258,053
  Cap 11.97%, Margin 2.14% + CMT, Resets Annually, 5.98%, 9/01/31 ......................       2,681,140         2,758,514
  Cap 12.008%, Margin 2.176% + CMT, Resets Annually, 6.036%, 2/01/32 ...................       3,072,381         3,187,922
  Cap 12.06%, Margin 1.67% + CMT, Resets Annually, 5.89%, 7/01/31 ......................         623,093           636,663
  Cap 12.066%, Margin 2.05% + 3CMT, Resets Every 3 Years, 6.09%, 6/01/29 ...............       2,533,985         2,591,406
  Cap 12.119%, Margin 2.235% + CMT, Reset Annually, 7.13%, 1/01/31 .....................         265,937           279,276

                                                          Semiannual Report | 79

Adjustable Rate Securities Portfolios


--------------------------------------------------------------------------------------------------------------------------
  U.S. GOVERNMENT ADJUSTABLE RATE MORTGAGE PORTFOLIO                                      PRINCIPAL AMOUNT        VALUE
--------------------------------------------------------------------------------------------------------------------------
  U.S. GOVERNMENT AND AGENCY SECURITIES (CONT.)
  FEDERAL NATIONAL MORTGAGE ASSOCIATION (FNMA) (CONT.)
  Cap 12.13%, Margin 2.598% + CMT, Resets Annually, 3.661%, 9/01/25 ....................     $ 1,749,041      $  1,809,139
  Cap 12.181%, Margin 2.628% + CMT, Resets Annually, 3.873%, 6/01/28 ...................       6,093,591         6,335,653
  Cap 12.233%, Margin 1.702% + COFI, Resets Semi-Annually, 5.333%, 1/01/19 .............       1,662,473         1,701,955
  Cap 12.31%, Margin 1.62% + COFI, Resets Semi-Annually, 3.514%, 4/01/19 ...............       2,079,452         2,107,931
  Cap 12.312%, Margin 1.90% + COFI, Resets Semi-Annually, 3.787%, 10/01/22 .............       1,863,336         1,890,320
  Cap 12.353%, Margin 2.30% + CMT, Resets Annually, 6.381%, 11/01/31 ...................       1,890,482         1,943,686
  Cap 12.368%, Margin 2.123% + 6 Month TB, Resets Semi-Annually, 3.242%, 1/01/29 .......       1,774,945         1,828,343
  Cap 12.391%, Margin 1.57% + CMT, Resets Annually, 6.363%, 11/01/31 ...................       4,224,803         4,316,711
  Cap 12.435%, Margin 2.146% + CMT, Resets Annually, 6.54%, 8/01/29 ....................         382,563           391,027
  Cap 12.494%, Margin 2.27% + CMT, Resets Annually, 6.45%, 4/01/31 .....................       8,937,160         9,268,594
  Cap 12.527% Margin 2.25% + CMT, Resets Annually, 3.456%, 12/01/27 ....................       2,593,694         2,680,154
  Cap 12.563%, Margin 2.12% + CMT, Resets Annually, 3.347%, 10/01/24 ...................      16,760,848        17,251,873
  Cap 12.57%, Margin 1.77% + COFI, Resets Monthly, 3.581%, 1/01/19 .....................       3,177,352         3,221,051
  Cap 12.57%, Margin 2.23% + CMT, Resets Annually, 3.446%, 5/01/25 .....................       2,009,570         2,075,792
  Cap 12.605%, Margin 2.536% + 6 Month DR, Resets Annually, 5.351%, 11/01/18 ...........         281,585           293,289
  Cap 12.61%, Margin 2.508% + CMT, Resets Annually, 4.047%, 1/01/29 ....................       2,506,536         2,585,154
  Cap 12.637%, Margin 2.00% + NCI, Resets Annually, 4.496%, 11/01/17 ...................       4,178,750         4,277,969
  Cap 12.64%, Margin 2.00% + CMT, Resets Annually, 3.181%, 3/01/19 .....................         821,798           847,480
  Cap 12.65%, Margin 1.75% + NCI, Resets Monthly, 4.00%, 10/01/28 ......................         145,519           148,306
  Cap 12.66%, Margin 1.75% + 6 Month DR, Resets Semi-Annually, 2.75%, 1/01/19 ..........       1,476,272         1,526,383
  Cap 12.662%, Margin 1.25% + COFI, Resets Monthly, 7.00%, 1/01/19 .....................          64,070            65,442
  Cap 12.70%, Margin 2.23% + CMT, Resets Annually, 3.432%, 3/01/30 .....................         519,521           532,947
  Cap 12.705%, Margin 1.25% + COFI, Resets Monthly, 3.328%, 9/01/18 ....................       7,070,540         7,157,937
  Cap 12.76%, Margin 1.25% + COFI, Resets Annually, 3.07%, 5/01/18 .....................       7,789,649         7,902,577
  Cap 12.763%, Margin 1.25% + COFI, Resets Monthly, 3.14%, 6/01/20 .....................       2,614,516         2,655,090
  Cap 12.77%, Margin 2.00% + CMT, Resets Annually, 3.18%, 4/01/27 ......................       7,040,897         7,234,545
  Cap 12.788%, Margin 2.11% + CMT, Resets Annually, 3.308%, 11/01/20 ...................         454,338           468,532
  Cap 12.804%, Margin 1.75% + CMT, Resets Annually, 2.967%, 5/01/19 ....................         962,124           985,485
  Cap 12.808%, Margin 1.25% + COFI, Resets Monthly, 3.704%, 5/01/36 ....................       4,366,619         4,427,888
  Cap 12.81%, Margin 2.25% + CMT, Resets Annually, 6.635%, 9/01/30 .....................       1,834,582         1,954,368
  Cap 12.84%, Margin 2.762% + 6 Month DR, Resets Semi-Annually, 5.656%, 6/01/17 ........         194,029           196,023
  Cap 12.848%, Margin 1.968% + CMT, Resets Annually, 3.246%, 12/01/17 ..................         236,246           242,307
  Cap 12.85%, Margin 2.078% + 5CMT, Resets Every 5 Years, 6.087%, 10/01/17 .............         459,899           467,337
  Cap 12.85%, Margin 2.27% + CMT, Resets Annually, 6.777%, 8/01/30 .....................       2,603,482         2,741,693
  Cap 12.85%, Margin 2.27% + CMT, Resets Annually, 6.842%, 9/01/30 .....................       2,027,218         2,149,757
  Cap 12.89%, Margin 2.125% + 6 Month DR, Resets Semi-Annually, 5.082%, 7/01/17 ........       1,912,128         1,979,965
  Cap 12.938%, Margin 1.25% + COFI, Resets Monthly, 3.061%, 2/01/19 ....................          18,744            18,949
  Cap 12.953%, Margin 2.125% + 6 Month TB, Resets Semi-Annually, 3.08%, 4/01/18 ........         419,991           433,003
  Cap 12.993%, Margin 2.092% + CMT, Resets Annually, 3.362%, 12/01/19 ..................         675,412           696,704
  Cap 13.01%, Margin 2.10% + CMT, Resets Annually, 3.346%, 6/01/19 .....................         583,435           604,350
  Cap 13.03%, Margin 1.25% + COFI, Resets Monthly, 6.852%, 2/01/20 .....................       1,829,816         1,868,889
  Cap 13.03%, Margin 1.75% + 6 Month TB, Resets Semi-Annually, 2.75%, 12/01/20 .........         607,714           623,150
  Cap 13.04%, Margin 2.24% + CMT, Resets Annually, 3.482%, 6/01/27 .....................       2,107,559         2,168,382
  Cap 13.063%, Margin 2.175% + CMT, Resets Annually, 3.459%, 4/01/19 ...................       1,456,578         1,501,435
  Cap 13.083%, Margin 2.005% + CMT, Resets Annually, 3.28%, 6/01/19 ....................         921,937           943,596
  Cap 13.128%, Margin 2.02% + COFI, Resets Semi-Annually, 3.98%, 6/01/19 ...............         758,899           769,532
  Cap 13.13%, Margin 2.19% + CMT, Resets Annually, 6.289%, 1/01/31 .....................       1,711,447         1,782,814
  Cap 13.202%, Margin 2.478% + 6 Month DR, Resets Semi-Annually, 5.653%, 11/01/26 ......         307,114           319,115
  Cap 13.245%, Margin 2.178% + 3CMT, Resets Every 3 Years, 6.004%, 1/01/26 .............       1,226,617         1,263,778

80 | Semiannual Report

Adjustable Rate Securities Portfolios


--------------------------------------------------------------------------------------------------------------------------
  U.S. GOVERNMENT ADJUSTABLE RATE MORTGAGE PORTFOLIO                                      PRINCIPAL AMOUNT        VALUE
--------------------------------------------------------------------------------------------------------------------------
  U.S. GOVERNMENT AND AGENCY SECURITIES (CONT.)
  FEDERAL NATIONAL MORTGAGE ASSOCIATION (FNMA) (CONT.)
  Cap 13.249%, Margin 2.00% + CMT, Resets Annually, 3.209%, 6/01/19 ....................     $   649,065      $    666,327
  Cap 13.281%, Margin 2.00% + CMT, Resets Annually, 3.128%, 10/01/19 ...................       1,051,923         1,080,916
  Cap 13.452%, Margin 2.148% + CMT, Resets Annually, 3.344%, 9/01/22 ...................       2,330,053         2,397,057
  Cap 13.46%, Margin 2.25% + CMT, Resets Annually, 7.54%, 10/01/30 .....................       1,660,752         1,757,357
  Cap 13.54%, Margin 1.25% + COFI, Resets Monthly, 3.533%, 8/01/26 .....................         304,669           309,118
  Cap 13.662%, Margin 2.177% + CMT, Resets Annually, 3.417%, 3/01/21 ...................         552,390           568,045
  Cap 13.688%, Margin 2.179% + 3CMT, Resets Every 3 Years, 6.094%, 3/01/26 .............       1,704,138         1,758,815
  Cap 13.791%, Margin 2.143% + CMT, Resets Annually, 3.373%, 12/01/20 ..................       1,403,950         1,446,035
  Cap 13.797%, Margin 2.20% + CMT, Resets Annually, 3.461%, 3/01/19 ....................         328,000           338,368
  Cap 13.80%, Margin 0.94% + 6 Month DR, Resets Semi-Annually, 6.603%, 7/01/24 .........         982,713         1,007,317
  Cap 13.85%, Margin 2.13% + 3CMT, Resets Every 3 Years, 4.668%, 3/01/22 ...............          65,244            65,280
  Cap 13.86%, Margin 1.842% + CMT, Resets Annually, 3.381%, 8/01/16 ....................          50,825            51,922
  Cap 13.875%, Margin 1.975% + CMT, Resets Annually, 3.225%, 3/01/18 ...................         470,535           482,671
  Cap 13.887%, Margin 2.25% + CMT, Resets Annually, 3.606%, 2/01/19 ....................         385,289           394,137
  Cap 13.896%, Margin 2.25% + CMT, Resets Annually, 3.50%, 12/01/18 ....................         466,934           481,357
  Cap 14.069%, Margin 2.089% + CMT, Resets Annually, 3.624%, 1/01/19 ...................       1,123,841         1,144,378
  Cap 14.083%, Margin 1.74% + CMT, Resets Annually, 2.957%, 3/01/20 ....................       6,557,229         6,733,880
  Cap 14.354%, Margin 2.07% + 5CMT, Resets Every 5 Years, 5.763%, 5/01/21 ..............         933,514           959,326
  Cap 14.42%, Margin 2.099% + CMT, Resets Annually, 3.34%, 3/01/20 .....................         394,074           404,684
  Cap 14.437%, Margin 1.845% + CMT, Resets Annually, 4.383%, 10/01/14 ..................         251,488           254,883
  Cap 14.561%, Margin 2.199% + 3CMT, Resets Every 3 Years, 5.999%, 12/01/24 ............       1,376,658         1,417,518
  Cap 14.68%, Margin 2.125% + 3CMT, Resets Every 3 Years, 6.322%, 8/01/22 ..............         366,911           375,948
  Cap 14.725%, Margin 2.42% + CMT, Resets Annually, 3.702%, 6/01/19 ....................       1,012,212         1,040,314
  Cap 14.769%, Margin 2.265% + 6 Month DR, Resets Semi-Annually, 7.538%, 3/01/25 .......         432,036           442,920
  Cap 14.77%, Margin 2.61% + 3CMT, Resets Every 3 Years, 6.118%, 3/01/20 ...............         493,699           511,043
  Cap 14.784%, Margin 1.87% + 3CMT, Resets Every 3 Years, 5.544%, 5/01/21 ..............       1,707,259         1,738,428
  Cap 14.804%, Margin 2.186% + 3CMT, Resets Every 3 Years, 6.35%, 12/01/17 .............         380,741           387,988
  Cap 14.887%, Margin 1.72% + CMT, Resets Annually, 2.928%, 1/01/16 ....................       1,975,288         2,017,005
  Cap 14.952%, Margin 2.523% + CMT, Resets Annually, 3.954%, 5/01/19 ...................         684,013           711,672
                                                                                                              ------------
                                                                                                               282,108,520
                                                                                                              ------------
  GOVERNMENT NATIONAL MORTGAGE ASSOCIATION (GNMA) 21.2%
a Cap 8.50%, Margin 1.50% + CMT, Resets Annually, 3.50%, 6/01/33 .......................      25,000,000        25,039,088
  Cap 9.50%, Margin 1.50% + CMT, Resets Annually, 3.50%, 4/20/32 .......................      11,568,389        11,648,440
  Cap 10.00%, Margin 1.50% + CMT, Resets Annually, 3.375%, 3/20/24 .....................       3,762,577         3,788,945
  Cap 10.00%, Margin 1.50% + CMT, Resets Annually, 4.625%, 10/20/23 ....................       4,368,668         4,465,734
  Cap 10.50%, Margin 1.50% + CMT, Resets Annually, 3.25%, 4/20/30 ......................       2,313,058         2,309,936
  Cap 10.50%, Margin 1.50% + CMT, Resets Annually, 3.375%, 1/20/27 .....................       4,468,189         4,510,635
  Cap 10.50%, Margin 1.50% + CMT, Resets Annually, 3.375%, 2/20/28 .....................       1,758,901         1,776,440
  Cap 10.50%, Margin 1.50% + CMT, Resets Annually, 3.50%, 7/20/29 ......................       3,640,804         3,687,928
  Cap 10.50%, Margin 1.50% + CMT, Resets Annually, 3.50%, 6/20/31 ......................       1,766,581         1,779,469
  Cap 10.50%, Margin 1.50% + CMT, Resets Annually, 4.375%, 4/20/22 .....................       2,432,692         2,456,741
  Cap 10.50%, Margin 1.50% + CMT, Resets Annually, 4.375%, 4/20/28 .....................       2,887,634         2,919,584
  Cap 10.50%, Margin 1.50% + CMT, Resets Annually, 4.625%, 11/20/23 ....................       4,957,654         5,077,450
  Cap 10.50%, Margin 1.50% + CMT, Resets Annually, 4.625%, 10/20/24 ....................         724,865           742,484
  Cap 10.50%, Margin 1.50% + CMT, Resets Annually, 4.625%, 10/20/26 ....................         758,341           775,665
  Cap 10.50%, Margin 1.50% + CMT, Resets Annually, 4.625%, 10/20/27 ....................      14,263,110        14,536,507
  Cap 10.50%, Margin 1.50% + CMT, Resets Annually, 4.75%, 9/20/22 ......................       1,036,067         1,065,749
  Cap 10.50%, Margin 1.50% + CMT, Resets Annually, 4.75%, 9/20/27 ......................       1,008,219         1,029,413

                                                          Semiannual Report | 81

Adjustable Rate Securities Portfolios


--------------------------------------------------------------------------------------------------------------------------
  U.S. GOVERNMENT ADJUSTABLE RATE MORTGAGE PORTFOLIO                                      PRINCIPAL AMOUNT        VALUE
--------------------------------------------------------------------------------------------------------------------------
  U.S. GOVERNMENT AND AGENCY SECURITIES (CONT.)
  GOVERNMENT NATIONAL MORTGAGE ASSOCIATION (GNMA) (CONT.)
  Cap 11.00%, Margin 1.50% + CMT, Resets Annually, 3.00%, 7/20/30 ......................     $ 2,517,821      $  2,510,455
  Cap 11.00%, Margin 1.50% + CMT, Resets Annually, 3.375%, 2/20/23 .....................       2,217,345         2,236,875
  Cap 11.00%, Margin 1.50% + CMT, Resets Annually, 4.00%, 7/20/29 ......................       1,480,564         1,492,424
  Cap 11.00%, Margin 1.50% + CMT, Resets Annually, 4.375%, 5/20/24 .....................       1,903,395         1,922,523
  Cap 11.00%, Margin 1.50% + CMT, Resets Annually, 4.625%, 10/20/23 ....................       7,906,937         8,097,890
  Cap 11.00%, Margin 1.50% + CMT, Resets Annually, 4.75%, 7/20/23 ......................       1,056,060         1,083,216
  Cap 11.00%, Margin 1.50% + CMT, Resets Annually, 4.75%, 7/20/24 ......................       5,173,319         5,323,409
  Cap 11.00%, Margin 2.50% + CMT, Resets Annually, 5.75%, 7/20/25 ......................          90,917            93,644
  Cap 11.50%, Margin 1.50% + CMT, Resets Annually, 3.375%, 1/20/23 .....................       3,229,950         3,264,529
  Cap 11.50%, Margin 1.50% + CMT, Resets Annually, 3.375%, 2/20/23 .....................       1,715,855         1,734,224
  Cap 11.50%, Margin 1.50% + CMT, Resets Annually, 3.50%, 7/20/30 ......................       3,740,877         3,804,485
  Cap 11.50%, Margin 1.50% + CMT, Resets Annually, 3.50%, 8/20/30 ......................       2,236,720         2,274,482
  Cap 11.50%, Margin 1.50% + CMT, Resets Annually, 4.75%, 7/20/21 ......................       1,187,803         1,223,739
  Cap 12.00%, Margin 1.50% + CMT, Resets Annually, 4.625%, 12/20/24 ....................       1,240,688         1,272,344
  Cap 12.00%, Margin 1.50% + CMT, Resets Annually, 4.75%, 9/20/22 ......................       1,209,772         1,245,851
  Cap 12.00%, Margin 1.50% + CMT, Resets Annually, 4.75%, 7/20/25 ......................       3,574,295         3,672,316
                                                                                                              ------------
                                                                                                               128,862,614
                                                                                                              ------------
  TOTAL U.S. GOVERNMENT AND AGENCY SECURITIES (COST $554,403,545) ......................                       551,121,865
                                                                                                              ------------
  MISCELLANEOUS MORTGAGE-BACKED SECURITES (COST $161,081)
  Travelers Mortgage Services Inc., Cap 13.95%, Margin 2.25% + CMT, Resets Annually,
    4.119%, 12/25/18 ...................................................................         158,359           160,283
                                                                                                              ------------
  TOTAL INVESTMENTS BEFORE REPURCHASE AGREEMENT (COST $554,564,626) ....................                       551,282,148
                                                                                                              ------------

82 | Semiannual Report

Adjustable Rate Securities Portfolios


--------------------------------------------------------------------------------------------------------------------------
  U.S. GOVERNMENT ADJUSTABLE RATE MORTGAGE PORTFOLIO                                      PRINCIPAL AMOUNT        VALUE
--------------------------------------------------------------------------------------------------------------------------
  REPURCHASE AGREEMENT (COST $75,828,560) 12.5%
b Joint Repurchase Agreement, .971%, 05/03/04 (Maturity Value $75,834,696) .............     $75,828,560      $ 75,828,560
      ABN AMRO Bank, N.V., New York Branch (Maturity Value $7,293,023)
      Banc of America Securities LLC (Maturity Value $7,293,023)
      Barclays Capital Inc. (Maturity Value $7,293,023)
      Bear, Stearns & Co. Inc. (Maturity Value $3,646,889)
      BNP Paribas Securities Corp. (Maturity Value $7,293,023)
      Deutsche Bank Securities Inc. (Maturity Value $7,293,023)
      Dresdner Kleinwort Wasserstein Securities LLC (Maturity Value $7,293,023)
      Goldman, Sachs & Co. (Maturity Value $7,293,023)
      Lehman Brothers Inc. (Maturity Value $6,550,600)
      Morgan Stanley & Co. Inc. (Maturity Value $7,293,023)
      UBS Securities LLC (Maturity Value $7,293,023)
       Collateralized by U.S. Treasury Bills, Notes, and Bonds, and U.S.
       Government Agency Securities
                                                                                                              ------------
  TOTAL INVESTMENTS (COST $630,393,186) 103.1% .........................................                       627,110,708
  OTHER ASSETS, LESS LIABILITIES (3.1)% ................................................                       (19,081,010)
                                                                                                              ------------
  NET ASSETS 100.0% ....................................................................                      $608,029,698
                                                                                                              ============

PORTFOLIO ABBREVIATIONS | 3CMT - 3 Year Constant Maturity Treasury Index | 5CMT - 5 Year Constant Maturity Treasury Index |
                          12ML - 12 Month LIBOR | CMT - 1 Year Constant Maturity Treasury Index | COFI - Eleventh District
                          Cost of Funds Index | DR - Discount Rate | NCI - National Median Cost of Funds Index | TB - Treasury Bill
                          Rate


a See Note 1(c) regarding securities purchased on a to-be-announced basis.

b See Note 1(b) regarding joint repurchase agreement.

                     Semiannual Report | See notes to financial statements. | 83

Adjustable Rate Securities Portfolios

FINANCIAL STATEMENTS


STATEMENT OF ASSETS AND LIABILITIES
April 30, 2004 (unaudited)

                                                              ------------------
                                                               U.S. GOVERNMENT
                                                               ADJUSTABLE RATE
                                                              MORTGAGE PORTFOLIO
                                                              ------------------
Assets:
 Investments in securities:
  Cost ...................................................       $ 554,564,626
                                                              ----------------
  Value ..................................................         551,282,148
 Repurchase agreements, at value and cost ................          75,828,560
 Receivables:
  Investment securities sold .............................           4,368,765
  Interest ...............................................           2,351,397
                                                              ----------------
      Total assets .......................................         633,830,870
                                                              ----------------
Liabilities:
 Payables:
  Investment securities purchased ........................          25,296,875
  Capital shares redeemed ................................             294,496
  Affiliates .............................................             195,817
 Other liabilities .......................................              13,984
                                                              ----------------
      Total liabilities ..................................          25,801,172
                                                              ----------------
       Net assets, at value ..............................       $ 608,029,698
                                                              ================
Net assets consist of:
 Distribution in excess of net investment income .........       $  (3,768,455)
 Net unrealized appreciation (depreciation) ..............          (3,282,478)
 Accumulated net realized gain (loss) ....................         (13,558,646)
 Capital shares ..........................................         628,639,277
                                                              ----------------
Net assets, at value .....................................       $ 608,029,698
                                                              ================
Shares outstanding .......................................          66,661,172
                                                              ================
Net asset value and maximum offering price per share .....               $9.12
                                                              ================

84 | See notes to financial statements. | Semiannual Report

Adjustable Rate Securities Portfolios

STATEMENT OF OPERATIONS
for the six months ended April 30, 2004 (unaudited)


                                                                    ------------------
                                                                     U.S. GOVERNMENT
                                                                     ADJUSTABLE RATE
                                                                    MORTGAGE PORTFOLIO
                                                                    ------------------
Investment income:
 Interest ......................................................          $ 8,796,242
                                                                    ------------------
Expenses:
 Management fees (Note 3) ......................................            1,237,346
 Custodian fees ................................................                3,646
 Reports to shareholders .......................................                  911
 Professional fees .............................................                9,926
 Trustees' fees and expenses ...................................               19,073
 Other .........................................................                9,450
                                                                    ------------------
      Total expenses ...........................................            1,280,352
       Net investment income ...................................            7,515,890
Realized and unrealized gains (losses):
 Net realized gain (loss) from investments .....................              (15,625)
 Net unrealized appreciation (depreciation) on investments .....              134,912
                                                                    ------------------
Net realized and unrealized gain (loss) ........................              119,287
                                                                    ------------------
Net increase (decrease) in net assets resulting from operations           $ 7,635,177
                                                                    ==================

                     Semiannual Report | See notes to financial statements. | 85

Adjustable Rate Securities Portfolios

STATEMENTS OF CHANGES IN NET ASSETS
for the six months ended April 30, 2004 (unaudited) and the year ended October 31, 2003


                                                                                        ----------------------------------
                                                                                          U.S. GOVERNMENT ADJUSTABLE RATE
                                                                                                MORTGAGE PORTFOLIO
                                                                                        ----------------------------------
                                                                                        SIX MONTHS ENDED     YEAR ENDED
                                                                                         APRIL 30, 2004   OCTOBER 31, 2003
                                                                                        ----------------------------------
Increase (decrease) in net assets:
 Operations:
  Net investment income ..........................................................        $  7,515,890      $ 13,650,553
  Net realized gain (loss) from investments ......................................             (15,625)        1,598,371
  Net unrealized appreciation (depreciation) on investments ......................             134,912        (6,584,707)
                                                                                        ----------------------------------
      Net increase (decrease) in net assets resulting from operations ............           7,635,177         8,664,217
 Distributions to shareholders from net investment income ........................         (11,285,043)      (24,152,220)
 Capital share transactions (Note 2) .............................................         (49,533,640)      104,191,546
                                                                                        ----------------------------------
      Net increase (decrease) in net assets ......................................         (53,183,506)       88,703,543
Net assets:
 Beginning of period .............................................................         661,213,204       572,509,661
                                                                                        ----------------------------------
 End of period ...................................................................        $608,029,698      $661,213,204
                                                                                        ==================================
Undistributed net investment income (distributions in excess of net investment income included in net assets):
  End of period ..................................................................        $ (3,768,455)     $        698
                                                                                        ==================================


86 | See notes to financial statements. | Semiannual Report

Adjustable Rate Securities Portfolios

NOTES TO FINANCIAL STATEMENTS (UNAUDITED)


U.S. GOVERNMENT ADJUSTABLE RATE MORTGAGE PORTFOLIO


1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

Adjustable Rate Securities Portfolios (the Trust) is registered under the Investment Company Act of 1940 as a diversified, open-end investment company, consisting of one portfolio, the U.S. Government Adjustable Rate Mortgage Portfolio (the Portfolio). The shares of the Trust are issued in private placements and are exempt from registration under the Securities Act of 1933. The investment objective of the Portfolio is to seek current income.

The following summarizes the Portfolio's significant accounting policies:

a. SECURITY VALUATION

Securities listed or traded on a recognized national exchange are valued at the last reported sales price. Securities listed or traded on NASDAQ are valued at their official closing price. Over-the-counter securities and listed securities for which no sale is reported are valued within the range of the latest quoted bid and asked prices. Debt securities are valued by independent pricing services or market makers under procedures approved by the Board of Trustees. If events occur that materially affect the values of securities after the prices are determined, but prior to 4:00 p.m. Eastern time or the close of trading on the NYSE, whichever is earlier, or if market quotations are deemed not readily available or reliable, the securities will be valued at fair value as determined following procedures approved by the Board of Trustees.

b. JOINT REPURCHASE AGREEMENT

The Fund may enter into a joint repurchase agreement whereby its uninvested cash balance is deposited into a joint cash account to be used to invest in one or more repurchase agreements. The value and face amount of the joint repurchase agreement are allocated to the Fund based on its pro-rata interest. A repurchase agreement is accounted for as a loan by the Fund to the seller, collateralized by securities which are delivered to the Fund's custodian. The market value, including accrued interest, of the initial collateralization is required to be at least 102% of the dollar amount invested by the Funds, with the value of the underlying securities marked to market daily to maintain coverage of at least 100%. At April 30, 2004, all repurchase agreements had been entered into on that date.

c. SECURITIES PURCHASED ON A TBA BASIS

The Fund may purchase securities on a to be announced (TBA) basis, with payment and delivery scheduled for a future date. These transactions are subject to market fluctuations and are subject to the risk that the value at delivery may be more or less than the trade date purchase price. Although the Fund will generally purchase these securities with the intention of holding the securities, it may sell the securities before the settlement date. Sufficient assets have been segregated for these securities.


                                                          Semiannual Report | 87

Adjustable Rate Securities Portfolios

U.S. GOVERNMENT ADJUSTABLE RATE MORTGAGE PORTFOLIO


1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

d. MORTGAGE DOLLAR ROLLS

The Fund enters into mortgage dollar rolls, typically on a TBA basis. Dollar rolls are agreements between the Fund and a financial institution to simultaneously sell and repurchase a mortgage-backed security at a future date. Gains or losses are realized at the time of the sale and the difference between the repurchase price and sale price is recorded as an unrealized gain to the Fund. The risks of mortgage dollar roll transactions include the potential inability of the counterparty to fulfill their obligations.

e. INCOME TAXES

No provision has been made for income taxes because the Portfolio's policy is to qualify as a regulated investment company under the Internal Revenue Code and to distribute substantially all of its taxable income.

f. SECURITY TRANSACTIONS, INVESTMENT INCOME, EXPENSES AND DISTRIBUTIONS

Security transactions are accounted for on trade date. Realized gains and losses on security transactions are determined on a specific identification basis. Interest income and estimated expenses are accrued daily. Dividends from net investment income are normally declared daily. Such distributions are reinvested in additional shares of the Fund.

g. ACCOUNTING ESTIMATES

The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

h. GUARANTEES AND INDEMNIFICATIONS

Under the Trusts' organizational documents, its officers and trustees are indemnified against certain liability arising out of the performance of their duties to the Trust. Additionally, in the normal course of business, the Trust enters into contracts with service providers that contain general indemnification clauses. The Trust's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Trust that have not yet occurred. However, based on experience, the Trust expects the risk of loss to be remote.

88 | Semiannual Report

Adjustable Rate Securities Portfolios

U.S. GOVERNMENT ADJUSTABLE RATE MORTGAGE PORTFOLIO


2. SHARES OF BENEFICIAL INTEREST

At April 30, 2004, there was an unlimited number of shares authorized ($0.01 par value). Transactions in the Portfolio's shares were as follows:


                                        -------------------------------------------------------------
                                              SIX MONTHS ENDED                    YEAR ENDED
                                               APRIL 30, 2004                  OCTOBER 31, 2003
                                        -------------------------------------------------------------
                                            SHARES         AMOUNT          SHARES        AMOUNT
                                        -------------------------------------------------------------
Shares sold ..........................    4,430,657    $  40,539,339      39,039,368    $ 363,442,959
Shares issued in reinvestment of
 distributions .......................    1,232,373       11,285,043       2,599,534       24,152,220
Shares redeemed ......................  (11,059,764)    (101,358,022)    (30,552,039)    (283,403,633)
                                        -------------------------------------------------------------
Net increase(decrease) ...............   (5,396,734)   $ (49,533,640)     11,086,863    $ 104,191,546
                                        =============================================================


3. TRANSACTIONS WITH AFFILIATES

Certain officers and trustees of the Trust are also officers and/or directors of Franklin Advisers, LLC (Advisers), the Portfolio's investment manager and trustees of Franklin Investors Securities Trust.

The Portfolio pays an investment management fee to Advisers of .400% of the first $5 billion of the portfolio's month end net assets. Fees are further reduced on net assets over $5 billion.

At April 30, 2004, all shares of the Portfolio were owned by the Franklin Adjustable U.S. Government Securities Fund.


4. INCOME TAXES

At April 30, 2004, net unrealized appreciation (depreciation) based on the cost of investments for income tax purposes of $630,393,186 was as follows:

Unrealized appreciation ......................    $   749,137
Unrealized depreciation ......................     (4,031,615)
                                                  ------------
Net unrealized appreciation ..................    $(3,282,478)
                                                  ============

At October 31, 2003, the Portfolio had tax basis capital losses, which may be carried over to offset future capital gains. Such losses expire as follows:

Capital loss carryovers expiring in:
 2004 .......................................     $   419,303
 2007 .......................................         140,123
 2008 .......................................         210,331
 2009 .......................................       1,202,281
 2010 .......................................       2,667,031
 2011 .......................................       8,903,952
                                                  -----------
                                                  $13,543,021
                                                  ===========

                                                          Semiannual Report | 89

Adjustable Rate Securities Portfolios

U.S. GOVERNMENT ADJUSTABLE RATE MORTGAGE PORTFOLIO


4. INCOME TAXES (CONTINUED)

At October 31, 2003, the Portfolio had expired capital loss carryovers of $7,677,608, which were reclassified to paid-in-capital.

Net investment income (loss) differs for financial statement and tax purposes primarily due to differing treatments of mortgage dollar roll and paydown losses.

Net realized gains (losses) differ for financial statement and tax purposes primarily due to differing treatment of mortgage dollar roll and paydown losses.


5. INVESTMENT TRANSACTIONS

Purchases and sales of securities (excluding short-term securities) for the period ended April 30, 2004 aggregated $87,571,788 and $141,310,897, respectively.


6. REGULATORY MATTERS

MASSACHUSETTS ADMINISTRATIVE PROCEEDING
On February 4, 2004, the Securities Division of the Office of the Secretary of the Commonwealth of Massachusetts filed an administrative complaint against Franklin Resources, Inc. and certain of its subsidiaries (the "Company") claiming violations of the Massachusetts Uniform Securities Act ("Massachusetts Act") with respect to an alleged arrangement to permit market timing (the "Mass. Proceeding"). On February 14, 2004, the Company filed an answer denying all violations of the Massachusetts Act.

GOVERNMENTAL INVESTIGATIONS
As part of ongoing investigations by the U.S. Securities and Exchange Commission
(SEC), the U.S. Attorney for the Northern District of California, the New York Attorney General, the California Attorney General, the U.S. Attorney for the District of Massachusetts, the Florida Department of Financial Services and the Commissioner of Securities, the West Virginia Attorney General and the Vermont Department of Banking, Insurance, Securities, and Health Care Administration, relating to certain practices in the mutual fund industry, including late trading, market timing and sales compensation arrangements, the Company as well as certain current or former executives and employees of the Company, have received requests for information and/or subpoenas to testify or produce documents. The Company and its current employees are providing documents and information in response to these requests and subpoenas. In addition, the Company has responded to requests for similar kinds of information from regulatory authorities in some of the foreign countries where the Company conducts its global asset management business.


90 | Semiannual Report

Adjustable Rate Securities Portfolios

U.S. GOVERNMENT ADJUSTABLE RATE MORTGAGE PORTFOLIO


6. REGULATORY MATTERS (CONTINUED)

GOVERNMENTAL INVESTIGATIONS (CONTINUED)
The staff of the SEC has informed the Company that it intends to recommend that the SEC authorize a civil injunctive action against the Trust's investment manager. The SEC's investigation is focused on the activities that are the subject of the Mass. Proceeding described above and other instances of alleged market timing by a limited number of third parties that ended in 2000. The Company currently believes that the charges the SEC Staff is contemplating are unwarranted. There are discussions underway with the SEC Staff in an effort to resolve the issues raised in their investigation.

In response to requests for information and subpoenas from the SEC and the California Attorney General, the Company has provided documents and testimony has been taken relating to revenue sharing and directed brokerage arrangements with brokers who sell fund shares. Effective November 28, 2003, the Company determined not to direct any further brokerage where the allocation is based, not only on best execution, but in addition on the sale of fund shares.

OTHER LEGAL PROCEEDINGS
The Company, in addition to other entities within Franklin Templeton Investments, including certain of its subsidiaries, other funds, and current and former officers, employees, and directors have been named in multiple lawsuits in different federal courts in Nevada, California, Illinois, New York, New Jersey, and Florida, alleging violations of various federal securities laws and seeking, among other things, monetary damages and costs. Specifically, the lawsuits claim breach of duty with respect to alleged arrangements to permit market timing and/or late trading activity, or breach of duty with respect to the valuation of the portfolio securities of certain funds managed by the Company, resulting in alleged market timing activity. The majority of these lawsuits duplicate, in whole or in part, the allegations asserted in the Mass. Proceeding detailed above. The lawsuits are styled as class actions or derivative actions.

In addition, the Company and its subsidiaries, as well as certain current and former officers, employees, and directors have been named in multiple lawsuits alleging violations of various securities laws and pendent state law claims relating to the disclosure of directed brokerage payments and payment of allegedly excessive commissions and advisory fees. These lawsuits are styled as class actions and derivative actions brought on behalf of certain funds.

Management strongly believes that the claims made in each of these lawsuits are without merit and intends to vigorously defend against them.

The Company cannot predict with certainty the eventual outcome of the foregoing Mass. Proceeding, other governmental investigations or class actions or other lawsuits. The impact, if any, of these matters on the Trust is uncertain at this time. If it is determined that the Company bears responsibility for any unlawful or inappropriate conduct that caused losses to the Trust, it is committed to making the Trust or its shareholders whole, as appropriate.


                                                          Semiannual Report | 91

Franklin Investors Securities Trust

PROXY VOTING POLICIES AND PROCEDURES


The Fund has established Proxy Voting Policies and Procedures ("Policies") that the Fund uses to determine how to vote proxies relating to portfolio securities. Shareholders may view the Fund's complete Policies online at franklintempleton.com. Alternatively, shareholders may request copies of the Policies free of charge by calling the Proxy Group collect at 1-954/847-2268 or by sending a written request to: Franklin Templeton Companies, LLC, 500 East Broward Boulevard, Suite 1500, Fort Lauderdale, FL 33394, Attention: Proxy Group.


92 |Semiannual Report

Literature Request


For a brochure and prospectus, which contains more complete information, including charges, expenses and risks, call Franklin Templeton Investments at 1-800/DIAL BEN(R) (1-800/342-5236). Please read the prospectus carefully before investing or sending money. To ensure the highest quality of service, we may monitor, record and access telephone calls to or from our service departments. These calls can be identified by the presence of a regular beeping tone.



FRANKLIN TEMPLETON INVESTMENTS


INTERNATIONAL
Mutual European Fund
Templeton China World Fund
Templeton Developing Markets Trust
Templeton Foreign Fund
Templeton Foreign Smaller Companies Fund
Templeton International (Ex EM) Fund

GLOBAL
Franklin Global Aggressive Growth Fund
Franklin Global Growth Fund
Mutual Discovery Fund
Templeton Capital Accumulator Fund
Templeton Global Long-Short Fund
Templeton Global Opportunities Trust
Templeton Global Smaller Companies Fund
Templeton Growth Fund
Templeton World Fund

GROWTH
Franklin Aggressive Growth Fund
Franklin Capital Growth Fund
Franklin Flex Cap Growth Fund
Franklin Small-Mid Cap Growth Fund
Franklin Small Cap Growth Fund II 1

VALUE
Franklin Balance Sheet Investment Fund 2
Franklin Equity Income Fund
Franklin Large Cap Value Fund
Franklin MicroCap Value Fund 2
Franklin Small Cap Value Fund
Mutual Beacon Fund
Mutual Qualified Fund
Mutual Recovery Fund 3
Mutual Shares Fund

BLEND
Franklin Blue Chip Fund
Franklin Convertible Securities Fund
Franklin Growth Fund
Franklin Rising Dividends Fund
Franklin U.S. Long-Short Fund 4

SECTOR
Franklin Biotechnology Discovery Fund
Franklin DynaTech Fund
Franklin Global Communications Fund
Franklin Global Health Care Fund
Franklin Gold and Precious Metals Fund
Franklin Natural Resources Fund
Franklin Real Estate Securities Fund
Franklin Utilities Fund
Franklin Technology Fund
Mutual Financial Services Fund

ASSET ALLOCATION
Franklin Templeton Corefolio Allocation Fund
Franklin Templeton Founding Funds Allocation Fund

TARGET FUNDS
Franklin Templeton Conservative Target Fund
Franklin Templeton Growth Target Fund
Franklin Templeton Moderate Target Fund

INCOME
Franklin Adjustable U.S. Government Securities Fund 5
Franklin's AGE High Income Fund
Franklin Federal Money Fund 5, 6
Franklin Floating Rate Daily Access Fund
Franklin Floating Rate Trust 3
Franklin Income Fund
Franklin Money Fund 5, 6
Franklin Short-Intermediate U.S. Government Securities Fund 5
Franklin Strategic Income Fund
Franklin Strategic Mortgage Portfolio
Franklin Templeton Hard Currency Fund
Franklin Total Return Fund
Franklin U.S. Government Securities Fund 5
Templeton Global Bond Fund

TAX-FREE INCOME 7
NATIONAL FUNDS
Double Tax-Free Income Fund
Federal Tax-Free Income Fund
High Yield Tax-Free Income Fund
Insured Tax-Free Income Fund 8
Tax-Exempt Money Fund 5, 6

LIMITED-TERM FUNDS
California Limited-Term Tax-Free Income Fund
Federal Limited-Term Tax-Free Income Fund
New York Limited-Term Tax-Free Income Fund

INTERMEDIATE-TERM FUNDS
California Intermediate-Term Tax-Free Income Fund
Federal Intermediate-Term Tax-Free Income Fund
New York Intermediate-Term Tax-Free Income Fund

STATE-SPECIFIC 7
Alabama                     Michigan 8
Arizona                     Minnesota 8
California 9                Missouri
Colorado                    New Jersey
Connecticut                 New York 9
Florida 9                   North Carolina
Georgia                     Ohio 8
Kentucky                    Oregon
Louisiana                   Pennsylvania
Maryland                    Tennessee
Massachusetts 8             Virginia

INSURANCE FUNDS
Franklin Templeton Variable Insurance
  Products Trust 10


1. The fund is closed to new investors. Existing shareholders can continue adding to their accounts.

2. The fund is only open to existing shareholders as well as select retirement plans.

3. The fund is a continuously offered, closed-end fund. Shares may be purchased daily; there is no daily redemption. However, each quarter, pending board approval, the fund will authorize the repurchase of 5%-25% of the outstanding number of shares. Investors may tender all or a portion of their shares during the tender period.

4. Upon reaching approximately $350 million in assets, the fund intends to close to all investors.

5. An investment in the fund is neither insured nor guaranteed by the U.S. government or by any other entity or institution.

6. No assurance exists that the fund's $1.00 per share price will be maintained. It is possible to lose money by investing in the fund.

7. For investors subject to the alternative minimum tax, a small portion of fund dividends may be taxable. Distributions of capital gains are generally taxable.

8. Portfolio of insured municipal securities.

9. These funds are available in two or more variations, including long-term portfolios, portfolios of insured securities, a high-yield portfolio (CA) and limited-term, intermediate-term and money market portfolios (CA and NY).

10. The funds of the Franklin Templeton Variable Insurance Products Trust are generally available only through insurance company variable contracts.


02/04                                          Not part of the semiannual report

[GRAPHIC OMITTED]
FRANKLIN(R) TEMPLETON(R)            One Franklin Parkway
INVESTMENTS                         San Mateo, CA 94403-1906


[ ] WANT TO RECEIVE THIS DOCUMENT FASTER VIA EMAIL?
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SEMIANNUAL REPORT AND SHAREHOLDER LETTER

Franklin Investors
Securities Trust



INVESTMENT MANAGER

Franklin Advisers, Inc.


DISTRIBUTOR

Franklin Templeton Distributors, Inc.
1-800/DIAL BEN(R)
franklintempleton.com

SHAREHOLDER SERVICES

1-800/632-2301

Authorized for distribution only when accompanied or preceded by a prospectus. Investors should carefully consider a fund's investment goals, risks, charges and expenses before investing. The prospectus contains this and other information; please read it carefully before investing.

To ensure the highest quality of service, telephone calls to or from our service departments may be monitored, recorded and accessed. These calls can be identified by the presence of a regular beeping tone.


FIST2 S2004 06/04


      ITEM 2. CODE OF ETHICS.

(a) The Registrant has adopted a code of ethics that applies to its principal executive officers and principal financial and accounting officer.

(c) N/A

(d) N/A

(f) Pursuant to Item 11(A), the Registrant is attaching as an exhibit a copy of its code of ethics that applies to its principal executive officers and principal financial and accounting officer.

      ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

(a)(1) The Registrant has an audit committee financial expert serving on its audit committee.

(2) The audit committee financial expert is Frank W. T. LaHaye, and he is "independent" as defined under the relevant Securities and Exchange Commission Rules and Releases.

      ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.  N/A

      ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.  N/A

      ITEM 6. SCHEDULE OF INVESTMENTS.  N/A

      ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES. N/A

      ITEM 8. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS. N/A

      ITEM 9. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS. There have been no changes to the procedures by which shareholders may recommend nominees to the Registrant's Board of Trustees that would require disclosure herein.

      ITEM 10. CONTROLS AND PROCEDURES.
(A) EVALUATION OF DISCLOSURE CONTROLS AND PROCEDURES. The Registrant maintains disclosure controls and procedures that are designed to ensure that information required to be disclosed in the Registrant's filings under the Securities Exchange Act of 1934 and the Investment Company Act of 1940 is recorded, processed, summarized and reported within the periods specified in the rules and forms of the Securities and Exchange Commission. Such information is accumulated and communicated to the Registrant's management, including its principal executive officer and principal financial officer, as appropriate, to allow timely decisions regarding required disclosure. The Registrant's management, including the principal executive officer and the principal financial officer, recognizes that any set of controls and procedures, no matter how well designed and operated, can provide only reasonable assurance of achieving the desired control objectives.

Within 90 days prior to the filing date of this Shareholder Report on Form N-CSR, the Registrant had carried out an evaluation, under the supervision and with the participation of the Registrant's management, including the Registrant's principal executive officer and the Registrant's principal financial officer, of the effectiveness of the design and operation of the Registrant's disclosure controls and procedures. Based on such evaluation, the Registrant's principal executive officer and principal financial officer concluded that the Registrant's disclosure controls and procedures are effective.

(B) CHANGES IN INTERNAL CONTROLS. There have been no significant changes in the Registrant's internal controls or in other factors that could significantly affect the internal controls subsequent to the date of their evaluation in connection with the preparation of this Shareholder Report on Form N-CSR.

ITEM 11. EXHIBITS.

(A) Code of Ethics

(B) (1) Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 of Jimmy D. Gambill, Chief Executive Officer - Finance and Administration, and Galen G. Vetter, Chief Financial Officer

(B) (2) Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 of Jimmy D. Gambill, Chief Executive Officer - Finance and Administration, and Galen G. Vetter, Chief Financial Officer

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

FRANKLIN INVESTORS SECURITIES TRUST

By /s/Jimmy D. Gambill
      Chief Executive Officer - Finance and Administration
Date    June 30, 2004

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.


By /s/Jimmy D. Gambill
      Chief Executive Officer - Finance and Administration
Date    June 30, 2004


By /s/Galen G. Vetter
      Chief Financial Officer
Date    June 30, 2004